As filed with the Securities and Exchange Commission on September 26, 2022
File Nos. 333-76651, 811-09301

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 141 and/or	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 144	☒
(Check appropriate box or boxes)

TIAA-CREF Funds

(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 842-2733

Jeremy D. Franklin, Esq.

TIAA-CREF Funds
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262
(Name and Address of Agent for Service)

Copy to:
Christopher P. Harvey, Esq.
Adam T. Teufel, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 1, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	On __________ pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TIAA-CREF Funds	Prospectus

TIAA-CREF Lifecycle Funds

OCTOBER 1, 2022

Ticker
Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Lifecycle Retirement Income Fund	TLRIX	TLRHX	TPILX	TLIRX	TLRRX
Lifecycle 2010 Fund	TCTIX	TCLHX	TCTPX	TCLEX	—
Lifecycle 2015 Fund	TCNIX	TCNHX	TCFPX	TCLIX	—
Lifecycle 2020 Fund	TCWIX	TCWHX	TCWPX	TCLTX	—
Lifecycle 2025 Fund	TCYIX	TCQHX	TCQPX	TCLFX	—
Lifecycle 2030 Fund	TCRIX	TCHHX	TCHPX	TCLNX	—
Lifecycle 2035 Fund	TCIIX	TCYHX	TCYPX	TCLRX	—
Lifecycle 2040 Fund	TCOIX	TCZHX	TCZPX	TCLOX	—
Lifecycle 2045 Fund	TTFIX	TTFHX	TTFPX	TTFRX	—
Lifecycle 2050 Fund	TFTIX	TFTHX	TCLPX	TLFRX	—
Lifecycle 2055 Fund	TTRIX	TTRHX	TTRPX	TTRLX	—
Lifecycle 2060 Fund	TLXNX	TLXHX	TLXPX	TLXRX	—
Lifecycle 2065 Fund	TSFTX	TSFHX	TSFPX	TSFRX	—

This Prospectus describes the Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares offered, as applicable, by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”). These Funds comprise the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a sub-family of funds offered by the Trust.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Lifecycle Retirement Income Fund

Investment objective 6

Fees and expenses 6

Shareholder fees 7

Annual Fund operating expenses 7

Example 8

Portfolio turnover 8

Principal investment strategies 8

Principal investment risks 11

Past performance 16

Portfolio management 19

Purchase and sale of Fund shares 19

Tax information 20

Payments to broker-dealers and other financial intermediary compensation 20

Summary information

Lifecycle 2010 Fund

Investment objective 21

Fees and expenses 21

Shareholder fees 21

Annual Fund operating expenses 22

Example 22

Portfolio turnover 23

Principal investment strategies 23

Principal investment risks 27

Past performance 31

Portfolio management 33

Purchase and sale of Fund shares 34

Tax information 34

Payments to broker-dealers and other financial intermediary compensation 34

Summary information

Lifecycle 2015 Fund

Investment objective 36

Fees and expenses 36

Shareholder fees 36

Annual Fund operating expenses 37

Example 37

Portfolio turnover 38

Principal investment strategies 38

Principal investment risks 42

Past performance 46

Portfolio management 48

Purchase and sale of Fund shares 49

Tax information 49

Payments to broker-dealers and other financial intermediary compensation 49

Summary information

Lifecycle 2020 Fund

Investment objective 51

Fees and expenses 51

Shareholder fees 51

Annual Fund operating expenses 52

Example 52

Portfolio turnover 53

Principal investment strategies 53

Principal investment risks 57

Past performance 61

Portfolio management 63

Purchase and sale of Fund shares 64

Tax information 64

Payments to broker-dealers and other financial intermediary compensation 64

Summary information

Lifecycle 2025 Fund

Investment objective 66

Fees and expenses 66

Shareholder fees 66

Annual Fund operating expenses 67

Example 67

Portfolio turnover 68

Principal investment strategies 68

Principal investment risks 72

Past performance 76

Portfolio management 78

Purchase and sale of Fund shares 79

Tax information 79

Payments to broker-dealers and other financial intermediary compensation 79

Summary information

Lifecycle 2030 Fund

Investment objective 81

Fees and expenses 81

Shareholder fees 81

Annual Fund operating expenses 82

Example 82

Portfolio turnover 83

Principal investment strategies 83

Principal investment risks 87

Past performance 91

Portfolio management 93

Purchase and sale of Fund shares 94

Tax information 94

Payments to broker-dealers and other financial intermediary compensation 94

Summary information

Lifecycle 2035 Fund

Investment objective 96

Fees and expenses 96

Shareholder fees 96

Annual Fund operating expenses 97

Example 97

Portfolio turnover 98

Principal investment strategies 98

Principal investment risks 102

Past performance 106

Portfolio management 108

Purchase and sale of Fund shares 109

Tax information 109

Payments to broker-dealers and other financial intermediary compensation 109

Summary information

Lifecycle 2040 Fund

Investment objective 111

Fees and expenses 111

Shareholder fees 111

Annual Fund operating expenses 112

Example 112

Portfolio turnover 113

Principal investment strategies 113

Principal investment risks 116

Past performance 121

Portfolio management 123

Purchase and sale of Fund shares 124

Tax information 124

Payments to broker-dealers and other financial intermediary compensation 124

Summary information

Lifecycle 2045 Fund

Investment objective 126

Fees and expenses 126

Shareholder fees 126

Annual Fund operating expenses 127

Example 127

Portfolio turnover 128

Principal investment strategies 128

Principal investment risks 131

Past performance 136

Portfolio management 138

Purchase and sale of Fund shares 139

Tax information 139

Payments to broker-dealers and other financial intermediary compensation 139

Summary information

Lifecycle 2050 Fund

Investment objective 141

Fees and expenses 141

Shareholder fees 141

Annual Fund operating expenses 142

Example 142

Portfolio turnover 143

Principal investment strategies 143

Principal investment risks 146

Past performance 151

Portfolio management 153

Purchase and sale of Fund shares 154

Tax information 154

Payments to broker-dealers and other financial intermediary compensation 154

Summary information

Lifecycle 2055 Fund

Investment objective 156

Fees and expenses 156

Shareholder fees 156

Annual Fund operating expenses 157

Example 157

Portfolio turnover 158

Principal investment strategies 158

Principal investment risks 161

Past performance 166

Portfolio management 168

Purchase and sale of Fund shares 169

Tax information 169

Payments to broker-dealers and other financial intermediary compensation 169

Summary information

Lifecycle 2060 Fund

Investment objective 171

Fees and expenses 171

Shareholder fees 171

Annual Fund operating expenses 172

Example 172

Portfolio turnover 173

Principal investment strategies 173

Principal investment risks 176

Past performance 181

Portfolio management 183

Purchase and sale of Fund shares 184

Tax information 184

Payments to broker-dealers and other financial intermediary compensation 184

Summary information

Lifecycle 2065 Fund

Investment objective 186

Fees and expenses 186

Shareholder fees 186

Annual Fund operating expenses 187

Example 187

Portfolio turnover 188

Principal investment strategies 188

Principal investment risks 191

Past performance 196

Portfolio management 198

Purchase and sale of Fund shares 199

Tax information 199

Payments to broker-dealers and other financial intermediary compensation 200

Additional information about investment strategies and risks of the Funds 200

Additional information about the Funds 200

More about the Funds’ strategies 201

Additional information about the Funds’ broad-based securities market indices 204

Additional information about the Funds’ composite benchmark indices 204

Additional information about the Underlying Funds 206

Additional information on investment risks of the Funds and Underlying Funds 209

Principal risks of the Funds 210

Additional information on principal risks of the Underlying Funds 222

Additional information on investment strategies and risks of the Funds and Underlying Funds 235

Portfolio holdings 241

Portfolio turnover 241

Share classes 241

Management of the Funds 242

The Funds’ investment adviser 242

Investment management fees 242

Portfolio management team 245

Other services 246

Distribution and service arrangements 246

All classes 246

Other payments by the Funds 247

Other payments by Nuveen Securities, Advisors or their affiliates 248

Calculating share price 250

Dividends and distributions 251

Taxes 253

Your account: purchasing, redeeming or exchanging shares 255

Fund shares offered in this Prospectus 255

Share class eligibility 256

Purchasing shares 258

Redeeming shares 265

Exchanging shares 270

Conversion of shares–applicable to all investors 271

Important transaction information 273

Market timing/excessive trading policy–applicable to all investors 276

Electronic prospectuses 278

Additional information about index providers 278

Additional information about the Trust and the Board of Trustees 280

Glossary 281

Financial highlights 283

Summary information

TIAA-CREF Lifecycle Retirement Income Fund

Investment objective

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

6     Prospectus  ■  TIAA-CREF Lifecycle Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses[1,2]	0.05%	0.13%	0.05%	0.30%	0.08%

Acquired fund fees and expenses[1,3]	0.11%	0.11%	0.11%	0.11%	0.11%

Total annual Fund operating expenses	0.54%	0.62%	0.69%	0.79%	0.82%

Waivers and expense reimbursements[4,5]	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.20)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.37%	0.45%	0.52%	0.62%	0.62%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; (iv) 0.25% of average daily net assets for Retirement Class shares; and (v) 0.25% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

TIAA-CREF Lifecycle Funds  ■  Prospectus     7

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.027% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$38	$46	$53	$63	$63
3 years	$134	$160	$182	$214	$220
5 years	$263	$307	$346	$401	$414
10 years	$640	$737	$822	$942	$975

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in retirement (i.e., have already passed their retirement year) and may have begun taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 35.00% of the Fund’s assets to equity Underlying Funds, 60.00% of its assets to fixed-income

8     Prospectus  ■  TIAA-CREF Lifecycle Funds

Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations may be changed and actual allocations may vary up to ten percentage points from the targets. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023 which may change, are approximately as follows: U.S. Equity: 22.75%; International Equity: 12.25%; Fixed-Income: 40.00%; Short-Term Fixed-Income: 10.00%; Inflation-Protected Assets: 10.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a

TIAA-CREF Lifecycle Funds  ■  Prospectus     9

market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. Investors should note that the Fund has a significant level of equity exposure and this exposure could cause fluctuation in the value of the Fund depending on the performance of the equity markets generally.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. The Fund has relatively fixed asset allocations that will not gradually adjust over time. Underlying Fund allocations may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	32.99%	U.S. Equity	21.43%	• TIAA-CREF Large-Cap Value	3.55%
				• Nuveen Dividend Value	3.53%
				• Nuveen Growth Opportunities ETF	3.18%
				• TIAA-CREF Large-Cap Growth	3.16%
				• Nuveen Dividend Growth	3.08%
				• TIAA-CREF Growth & Income	3.07%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.00%
				• TIAA-CREF Quant Small-Cap Equity	0.86%

10     Prospectus  ■  TIAA-CREF Lifecycle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
		International Equity	11.56%	• TIAA-CREF International Equity	3.48%
				• Nuveen International Growth	2.49%
				• TIAA-CREF International Opportunities	2.49%
				• TIAA-CREF Quant International Small-Cap Equity	1.63%
				• TIAA-CREF Emerging Markets Equity	1.47%
Fixed-Income	60.90%	Fixed-Income	40.63%	• TIAA-CREF Core Bond	21.12%
				• TIAA-CREF Core Plus Bond	13.27%
				• TIAA-CREF Emerging Markets Debt	2.15%
				• TIAA-CREF International Bond	2.11%
				• TIAA-CREF High-Yield	1.98%
		Short-Term Fixed-Income	10.19%	• TIAA-CREF Short-Term Bond	10.19%
		Inflation- Protected Assets	10.08%	• TIAA-CREF Inflation-Linked Bond	10.08%
Real Estate	6.11%	Direct Real Estate	6.11%	• TIAA-CREF Real Property Fund LP	6.11%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

TIAA-CREF Lifecycle Funds  ■  Prospectus     11

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

12     Prospectus  ■  TIAA-CREF Lifecycle Funds

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

TIAA-CREF Lifecycle Funds  ■  Prospectus     13

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their

14     Prospectus  ■  TIAA-CREF Lifecycle Funds

investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to

TIAA-CREF Lifecycle Funds  ■  Prospectus     15

underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor, Premier and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

16     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Retirement Income Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -13.01%.

Best quarter: 10.66%, for the quarter ended June 30, 2020. Worst quarter: -9.68%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     17

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	11/30/2007
Return before taxes		6.84%	7.87%	6.99%
Return after taxes on distributions		4.50%	6.20%	5.56%
Return after taxes on distributions and sale of
Fund shares		4.75%	5.66%	5.10%
Institutional Class	11/30/2007
Return before taxes		7.08%	8.14%	7.24%
Advisor Class	12/4/2015
Return before taxes		6.99%	8.07%	7.11%#
Premier Class	9/30/2009
Return before taxes		6.92%	7.96%	7.08%
Retail Class	11/30/2007
Return before taxes		6.82%	7.86%	6.98%

S&P Target Date Retirement Income Index		5.11%	6.52%	5.59%

Lifecycle Retirement Income Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.56%	8.40%	7.15%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Retirement Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 14.0% MSCI All Country World Index ex USA Investable Market Index; 10.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

18     Prospectus  ■  TIAA-CREF Lifecycle Funds

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2007	since 2007	since 2018

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

TIAA-CREF Lifecycle Funds  ■  Prospectus     19

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2010 Fund

Investment objective

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     21

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.04%	0.12%	0.04%	0.29%

Acquired fund fees and expenses[1,3]	0.10%	0.10%	0.10%	0.10%

Total annual Fund operating expenses	0.52%	0.60%	0.67%	0.77%

Waivers and expense reimbursements[4,5]	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.37%	0.45%	0.52%	0.62%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.023% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

22     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$38	$46	$53	$63
3 years	$130	$155	$178	$209
5 years	$254	$298	$337	$392
10 years	$617	$715	$800	$920

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2010 and may have begun taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 33.50% of the Fund’s assets to equity Underlying Funds, 63.00% of its assets to fixed-income Underlying Funds and 3.50% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2010 (the direct real estate asset class was added in 2017) and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2040. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income,

TIAA-CREF Lifecycle Funds  ■  Prospectus     23

inflation-protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 21.78%; International Equity: 11.73%; Fixed-Income: 40.00%; Short-Term Fixed-Income: 13.00%; Inflation-Protected Assets: 10.00%; and Direct Real Estate: 3.50%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

24     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	32.22%	U.S. Equity	20.94%	• TIAA-CREF Large-Cap Value	3.47%
				• Nuveen Dividend Value	3.47%
				• Nuveen Growth Opportunities ETF	3.10%
				• TIAA-CREF Large-Cap Growth	3.09%
				• Nuveen Dividend Growth	3.01%
				• TIAA-CREF Growth & Income	3.00%
				• TIAA-CREF Quant Small/Mid-Cap Equity	0.97%
				• TIAA-CREF Quant Small-Cap Equity	0.83%
		International Equity	11.28%	• TIAA-CREF International Equity	3.40%
				• Nuveen International Growth	2.43%
				• TIAA-CREF International Opportunities	2.42%
				• TIAA-CREF Quant International Small-Cap Equity	1.60%
				• TIAA-CREF Emerging Markets Equity	1.43%

TIAA-CREF Lifecycle Funds  ■  Prospectus     25

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	62.84%	Fixed-Income	40.59%	• TIAA-CREF Core Bond	21.12%
				• TIAA-CREF Core Plus Bond	13.24%
				• TIAA-CREF Emerging Markets Debt	2.15%
				• TIAA-CREF International Bond	2.10%
				• TIAA-CREF High-Yield	1.98%
		Short-Term Fixed-Income	12.20%	• TIAA-CREF Short-Term Bond	12.20%
		Inflation- Protected Assets	10.05%	• TIAA-CREF Inflation-Linked Bond	10.05%
Real Estate	4.94%	Direct Real Estate	4.94%	• TIAA-CREF Real Property Fund LP	4.94%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

26     Prospectus  ■  TIAA-CREF Lifecycle Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

TIAA-CREF Lifecycle Funds  ■  Prospectus     27

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

28     Prospectus  ■  TIAA-CREF Lifecycle Funds

forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

TIAA-CREF Lifecycle Funds  ■  Prospectus     29

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

30     Prospectus  ■  TIAA-CREF Lifecycle Funds

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

TIAA-CREF Lifecycle Funds  ■  Prospectus     31

ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2010 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -12.95%.

Best quarter: 10.65%, for the quarter ended June 30, 2020. Worst quarter: -9.69%, for the quarter ended March 31, 2020.

32     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		6.65%	7.98%	7.39%
Return after taxes on distributions		4.13%	6.20%	5.88%
Return after taxes on distributions and sale of
Fund shares		4.85%	5.76%	5.43%
Institutional Class	1/17/2007
Return before taxes		6.88%	8.26%	7.66%
Advisor Class	12/4/2015
Return before taxes		6.77%	8.26%	7.55%#
Premier Class	9/30/2009
Return before taxes		6.78%	8.09%	7.50%

S&P Target Date 2010 Index		6.54%	7.36%	6.55%

Lifecycle 2010 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.38%	8.48%	7.56%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2010 Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 25.0% Russell 3000® Index; 13.5% MSCI All Country World Index ex USA Investable Market Index; 11.5% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     33

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

34     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     35

Summary information

TIAA-CREF Lifecycle 2015 Fund

Investment objective

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

36     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.03%	0.15%	0.03%	0.28%

Acquired fund fees and expenses[1,3]	0.12%	0.12%	0.12%	0.12%

Total annual Fund operating expenses	0.53%	0.65%	0.68%	0.78%

Waivers and expense reimbursements[4,5]	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.38%	0.50%	0.53%	0.63%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.028% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     37

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$39	$51	$54	$64
3 years	$133	$171	$181	$213
5 years	$260	$326	$342	$397
10 years	$630	$776	$812	$932

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2015 and may have begun taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 37.00% of the Fund’s assets to equity Underlying Funds, 58.00% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2015 (the direct real estate asset class was added in 2017) and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2045. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income,

38     Prospectus  ■  TIAA-CREF Lifecycle Funds

inflation-protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 24.05%; International Equity: 12.95%; Fixed-Income: 39.60%; Short-Term Fixed-Income: 9.20%; Inflation-Protected Assets: 9.20%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Funds  ■  Prospectus     39

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	36.06%	U.S. Equity	23.42%	• TIAA-CREF Large-Cap Value	3.87%
				• Nuveen Dividend Value	3.82%
				• Nuveen Growth Opportunities ETF	3.48%
				• TIAA-CREF Large-Cap Growth	3.48%
				• Nuveen Dividend Growth	3.39%
				• TIAA-CREF Growth & Income	3.36%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.09%
				• TIAA-CREF Quant Small-Cap Equity	0.93%
		International Equity	12.64%	• TIAA-CREF International Equity	3.80%
				• Nuveen International Growth	2.73%
				• TIAA-CREF International Opportunities	2.71%
				• TIAA-CREF Quant International Small-Cap Equity	1.79%
				• TIAA-CREF Emerging Markets Equity	1.61%

40     Prospectus  ■  TIAA-CREF Lifecycle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	57.83%	Fixed-Income	40.02%	• TIAA-CREF Core Bond	20.83%
				• TIAA-CREF Core Plus Bond	13.07%
				• TIAA-CREF Emerging Markets Debt	2.10%
				• TIAA-CREF International Bond	2.07%
				• TIAA-CREF High-Yield	1.95%
		Short-Term Fixed-Income	8.96%	• TIAA-CREF Short-Term Bond	8.96%
		Inflation- Protected Assets	8.85%	• TIAA-CREF Inflation-Linked Bond	8.85%
Real Estate	6.11%	Direct Real Estate	6.11%	• TIAA-CREF Real Property Fund LP	6.11%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

TIAA-CREF Lifecycle Funds  ■  Prospectus     41

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

42     Prospectus  ■  TIAA-CREF Lifecycle Funds

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

TIAA-CREF Lifecycle Funds  ■  Prospectus     43

forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

44     Prospectus  ■  TIAA-CREF Lifecycle Funds

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

TIAA-CREF Lifecycle Funds  ■  Prospectus     45

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

46     Prospectus  ■  TIAA-CREF Lifecycle Funds

ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2015 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -13.54%.

Best quarter: 11.65%, for the quarter ended June 30, 2020. Worst quarter: -10.87%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     47

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		7.43%	8.57%	7.99%
Return after taxes on distributions		5.17%	6.94%	6.33%
Return after taxes on distributions and sale of
Fund shares		5.17%	6.28%	5.91%
Institutional Class	1/17/2007
Return before taxes		7.74%	8.84%	8.26%
Advisor Class	12/4/2015
Return before taxes		7.54%	8.77%	8.12%#
Premier Class	9/30/2009
Return before taxes		7.56%	8.69%	8.10%

S&P Target Date 2015 Index		8.01%	8.08%	7.43%

Lifecycle 2015 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		8.29%	9.11%	8.21%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2015 Fund Composite Index consisted of: 39.3% Bloomberg U.S. Aggregate Bond Index; 28.3% Russell 3000® Index; 15.2% MSCI All Country World Index ex USA Investable Market Index; 8.6% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 8.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

48     Prospectus  ■  TIAA-CREF Lifecycle Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Funds  ■  Prospectus     49

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2020 Fund

Investment objective

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     51

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.03%	0.11%	0.03%	0.28%

Acquired fund fees and expenses[1,3]	0.13%	0.13%	0.13%	0.13%

Total annual Fund operating expenses	0.54%	0.62%	0.69%	0.79%

Waivers and expense reimbursements[4,5]	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.39%	0.47%	0.54%	0.64%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.030% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

52     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$40	$48	$55	$65
3 years	$136	$162	$184	$216
5 years	$265	$309	$348	$403
10 years	$642	$739	$824	$944

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2020 and may have begun taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 42.00% of the Fund’s assets to equity Underlying Funds, 53.00% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2020 and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2050. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

TIAA-CREF Lifecycle Funds  ■  Prospectus     53

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 27.30%; International Equity: 14.70%; Fixed-Income: 38.60%; Short-Term Fixed-Income: 7.20%; Inflation-Protected Assets: 7.20%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

54     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	41.01%	U.S. Equity	26.65%	• TIAA-CREF Large-Cap Value	4.37%
				• Nuveen Dividend Value	4.36%
				• Nuveen Growth Opportunities ETF	3.98%
				• TIAA-CREF Large-Cap Growth	3.96%
				• Nuveen Dividend Growth	3.86%
				• TIAA-CREF Growth & Income	3.82%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.24%
				• TIAA-CREF Quant Small-Cap Equity	1.06%
		International Equity	14.36%	• TIAA-CREF International Equity	4.33%
				• Nuveen International Growth	3.09%
				• TIAA-CREF International Opportunities	3.08%
				• TIAA-CREF Quant International Small-Cap Equity	2.04%
				• TIAA-CREF Emerging Markets Equity	1.82%

TIAA-CREF Lifecycle Funds  ■  Prospectus     55

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	52.87%	Fixed-Income	39.07%	• TIAA-CREF Core Bond	20.35%
				• TIAA-CREF Core Plus Bond	12.75%
				• TIAA-CREF Emerging Markets Debt	2.05%
				• TIAA-CREF International Bond	2.02%
				• TIAA-CREF High-Yield	1.90%
		Short-Term Fixed-Income	6.96%	• TIAA-CREF Short-Term Bond	6.96%
		Inflation- Protected Assets	6.84%	• TIAA-CREF Inflation-Linked Bond	6.84%
Real Estate	6.12%	Direct Real Estate	6.12%	• TIAA-CREF Real Property Fund LP	6.12%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

56     Prospectus  ■  TIAA-CREF Lifecycle Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

TIAA-CREF Lifecycle Funds  ■  Prospectus     57

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

58     Prospectus  ■  TIAA-CREF Lifecycle Funds

forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

TIAA-CREF Lifecycle Funds  ■  Prospectus     59

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

60     Prospectus  ■  TIAA-CREF Lifecycle Funds

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

TIAA-CREF Lifecycle Funds  ■  Prospectus     61

ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2020 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -14.35%.

Best quarter: 12.51%, for the quarter ended June 30, 2020. Worst quarter: -12.00%, for the quarter ended March 31, 2020.

62     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		8.22%	9.21%	8.69%
Return after taxes on distributions		5.94%	7.59%	7.09%
Return after taxes on distributions and sale of
Fund shares		5.67%	6.82%	6.54%
Institutional Class	1/17/2007
Return before taxes		8.46%	9.49%	8.96%
Advisor Class	12/4/2015
Return before taxes		8.40%	9.44%	8.83%#
Premier Class	9/30/2009
Return before taxes		8.28%	9.32%	8.80%

S&P Target Date 2020 Index		8.76%	8.60%	8.13%

Lifecycle 2020 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		9.19%	9.79%	8.96%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2020 Fund Composite Index consisted of: 38.3% Bloomberg U.S. Aggregate Bond Index; 31.5% Russell 3000® Index; 17.0% MSCI All Country World Index ex USA Investable Market Index; 6.6% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 6.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     63

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

64     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     65

Summary information

TIAA-CREF Lifecycle 2025 Fund

Investment objective

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

66     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.10%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.15%	0.15%	0.15%	0.15%

Total annual Fund operating expenses	0.55%	0.63%	0.70%	0.80%

Waivers and expense reimbursements[4,5]	(0.14)%	(0.14)%	(0.14)%	(0.14)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.41%	0.49%	0.56%	0.66%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.032% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     67

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$42	$50	$57	$67
3 years	$140	$166	$188	$220
5 years	$272	$316	$354	$409
10 years	$655	$752	$837	$957

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2025 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 48.60% of the Fund’s assets to equity Underlying Funds, 46.40% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2025 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2055. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

68     Prospectus  ■  TIAA-CREF Lifecycle Funds

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 31.59%; International Equity: 17.01%; Fixed-Income: 36.00%; Short-Term Fixed-Income: 5.20%; Inflation-Protected Assets: 5.20%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Funds  ■  Prospectus     69

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	48.57%	U.S. Equity	31.57%	• TIAA-CREF Large-Cap Value	5.16%
				• Nuveen Dividend Value	5.14%
				• Nuveen Growth Opportunities ETF	4.73%
				• TIAA-CREF Large-Cap Growth	4.73%
				• Nuveen Dividend Growth	4.55%
				• TIAA-CREF Growth & Income	4.53%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.47%
				• TIAA-CREF Quant Small-Cap Equity	1.26%
		International Equity	17.00%	• TIAA-CREF International Equity	5.13%
				• Nuveen International Growth	3.66%
				• TIAA-CREF International Opportunities	3.65%
				• TIAA-CREF Quant International Small-Cap Equity	2.41%
				• TIAA-CREF Emerging Markets Equity	2.15%

70     Prospectus  ■  TIAA-CREF Lifecycle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	45.30%	Fixed-Income	35.55%	• TIAA-CREF Core Bond	18.48%
				• TIAA-CREF Core Plus Bond	11.60%
				• TIAA-CREF Emerging Markets Debt	1.91%
				• TIAA-CREF International Bond	1.84%
				• TIAA-CREF High-Yield	1.72%
		Short-Term Fixed-Income	4.91%	• TIAA-CREF Short-Term Bond	4.91%
		Inflation- Protected Assets	4.84%	• TIAA-CREF Inflation-Linked Bond	4.84%
Real Estate	6.13%	Direct Real Estate	6.13%	• TIAA-CREF Real Property Fund LP	6.13%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

TIAA-CREF Lifecycle Funds  ■  Prospectus     71

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

72     Prospectus  ■  TIAA-CREF Lifecycle Funds

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

TIAA-CREF Lifecycle Funds  ■  Prospectus     73

forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

74     Prospectus  ■  TIAA-CREF Lifecycle Funds

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

TIAA-CREF Lifecycle Funds  ■  Prospectus     75

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

76     Prospectus  ■  TIAA-CREF Lifecycle Funds

ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2025 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -15.45%.

Best quarter: 14.12%, for the quarter ended June 30, 2020. Worst quarter: -13.85%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     77

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		9.48%	10.13%	9.53%
Return after taxes on distributions		7.22%	8.54%	7.95%
Return after taxes on distributions and sale of
Fund shares		6.43%	7.58%	7.26%
Institutional Class	1/17/2007
Return before taxes		9.85%	10.42%	9.81%
Advisor Class	12/4/2015
Return before taxes		9.76%	10.37%	9.67%#
Premier Class	9/30/2009
Return before taxes		9.60%	10.24%	9.65%

S&P Target Date 2025 Index		10.67%	9.65%	9.01%

Lifecycle 2025 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		10.63%	10.73%	9.84%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2025 Fund Composite Index consisted of: 36.1% Russell 3000® Index; 35.2% Bloomberg U.S. Aggregate Bond Index; 19.5% MSCI All Country World Index ex USA Investable Market Index; 4.6% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 4.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

78     Prospectus  ■  TIAA-CREF Lifecycle Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Funds  ■  Prospectus     79

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2030 Fund

Investment objective

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     81

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.10%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.17%	0.17%	0.17%	0.17%

Total annual Fund operating expenses	0.57%	0.65%	0.72%	0.82%

Waivers and expense reimbursements[4,5]	(0.15)%	(0.15)%	(0.15)%	(0.15)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.42%	0.50%	0.57%	0.67%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.044% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of

Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

82     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$43	$51	$58	$68
3 years	$146	$171	$193	$225
5 years	$282	$326	$364	$419
10 years	$679	$776	$860	$979

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2030 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 57.60% of the Fund’s assets to equity Underlying Funds, 37.40% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2030 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2060. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

TIAA-CREF Lifecycle Funds  ■  Prospectus     83

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 37.44%; International Equity: 20.16%; Fixed-Income: 31.00%; Short-Term Fixed-Income: 3.20%; Inflation-Protected Assets: 3.20%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

84     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	57.86%	U.S. Equity	37.61%	• Nuveen Dividend Value	6.12%
				• TIAA-CREF Large-Cap Value	6.11%
				• TIAA-CREF Large-Cap Growth	5.68%
				• Nuveen Growth Opportunities ETF	5.66%
				• Nuveen Dividend Growth	5.41%
				• TIAA-CREF Growth & Income	5.38%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.75%
				• TIAA-CREF Quant Small-Cap Equity	1.50%
		International Equity	20.25%	• TIAA-CREF International Equity	6.12%
				• Nuveen International Growth	4.37%
				• TIAA-CREF International Opportunities	4.32%
				• TIAA-CREF Quant International Small-Cap Equity	2.87%
				• TIAA-CREF Emerging Markets Equity	2.57%

TIAA-CREF Lifecycle Funds  ■  Prospectus     85

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	36.00%	Fixed-Income	30.30%	• TIAA-CREF Core Bond	15.71%
				• TIAA-CREF Core Plus Bond	9.89%
				• TIAA-CREF Emerging Markets Debt	1.66%
				• TIAA-CREF International Bond	1.57%
				• TIAA-CREF High-Yield	1.47%
		Short-Term Fixed-Income	2.87%	• TIAA-CREF Short-Term Bond	2.87%
		Inflation- Protected Assets	2.83%	• TIAA-CREF Inflation-Linked Bond	2.83%
Real Estate	6.14%	Direct Real Estate	6.14%	• TIAA-CREF Real Property Fund LP	6.14%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

86     Prospectus  ■  TIAA-CREF Lifecycle Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

TIAA-CREF Lifecycle Funds  ■  Prospectus     87

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

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forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

TIAA-CREF Lifecycle Funds  ■  Prospectus     89

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

90     Prospectus  ■  TIAA-CREF Lifecycle Funds

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

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ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2030 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -16.70%.

Best quarter: 15.61%, for the quarter ended June 30, 2020. Worst quarter: -15.66%, for the quarter ended March 31, 2020.

92     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		10.97%	11.07%	10.36%
Return after taxes on distributions		8.65%	9.46%	8.78%
Return after taxes on distributions and sale of
Fund shares		7.37%	8.36%	7.99%
Institutional Class	1/17/2007
Return before taxes		11.23%	11.35%	10.63%
Advisor Class	12/4/2015
Return before taxes		11.17%	11.29%	10.49%#
Premier Class	9/30/2009
Return before taxes		11.10%	11.18%	10.46%

S&P Target Date 2030 Index		12.61%	10.63%	9.83%

Lifecycle 2030 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		12.19%	11.68%	10.73%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2030 Fund Composite Index consisted of: 41.3% Russell 3000® Index; 31.2% Bloomberg U.S. Aggregate Bond Index; 22.3% MSCI All Country World Index ex USA Investable Market Index; 2.6% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 2.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     93

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

94     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     95

Summary information

TIAA-CREF Lifecycle 2035 Fund

Investment objective

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

96     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.11%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.19%	0.19%	0.19%	0.19%

Total annual Fund operating expenses	0.60%	0.69%	0.75%	0.85%

Waivers and expense reimbursements[4,5]	(0.17)%	(0.17)%	(0.17)%	(0.17)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.43%	0.52%	0.58%	0.68%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.056% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     97

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$44	$53	$59	$69
3 years	$153	$182	$201	$233
5 years	$296	$346	$379	$433
10 years	$713	$822	$894	$1,013

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2035 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 68.20% of the Fund’s assets to equity Underlying Funds, 26.80% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2035 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2065. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

98     Prospectus  ■  TIAA-CREF Lifecycle Funds

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 44.33%; International Equity: 23.87%; Fixed-Income: 24.40%; Short-Term Fixed-Income: 1.20%; Inflation-Protected Assets: 1.20% and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Funds  ■  Prospectus     99

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector. Also, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	67.19%	U.S. Equity	43.68%	• Nuveen Dividend Value	7.09%
				• TIAA-CREF Large-Cap Value	7.07%
				• TIAA-CREF Large-Cap Growth	6.61%
				• Nuveen Growth Opportunities ETF	6.58%
				• Nuveen Dividend Growth	6.29%
				• TIAA-CREF Growth & Income	6.26%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.04%
				• TIAA-CREF Quant Small-Cap Equity	1.74%
		International Equity	23.51%	• TIAA-CREF International Equity	7.12%
				• Nuveen International Growth	5.06%
				• TIAA-CREF International Opportunities	5.01%
				• TIAA-CREF Quant International Small-Cap Equity	3.33%
				• TIAA-CREF Emerging Markets Equity	2.99%

100     Prospectus  ■  TIAA-CREF Lifecycle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	26.67%	Fixed-Income	25.06%	• TIAA-CREF Core Bond	12.96%
				• TIAA-CREF Core Plus Bond	8.17%
				• TIAA-CREF Emerging Markets Debt	1.42%
				• TIAA-CREF International Bond	1.29%
				• TIAA-CREF High-Yield	1.22%
		Short-Term Fixed-Income	0.81%	• TIAA-CREF Short-Term Bond	0.81%
		Inflation- Protected Assets	0.80%	• TIAA-CREF Inflation-Linked Bond	0.80%
Real Estate	6.14%	Direct Real Estate	6.14%	• TIAA-CREF Real Property Fund LP	6.14%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

TIAA-CREF Lifecycle Funds  ■  Prospectus     101

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including

102     Prospectus  ■  TIAA-CREF Lifecycle Funds

tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected,

TIAA-CREF Lifecycle Funds  ■  Prospectus     103

forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections

104     Prospectus  ■  TIAA-CREF Lifecycle Funds

and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could

TIAA-CREF Lifecycle Funds  ■  Prospectus     105

negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year,

106     Prospectus  ■  TIAA-CREF Lifecycle Funds

ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2035 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -17.87%.

Best quarter: 17.18%, for the quarter ended June 30, 2020. Worst quarter: -17.52%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     107

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		12.43%	11.97%	11.12%
Return after taxes on distributions		10.00%	10.34%	9.53%
Return after taxes on distributions and sale of
Fund shares		8.31%	9.12%	8.66%
Institutional Class	1/17/2007
Return before taxes		12.70%	12.27%	11.41%
Advisor Class	12/4/2015
Return before taxes		12.62%	12.20%	11.26%#
Premier Class	9/30/2009
Return before taxes		12.64%	12.10%	11.24%

S&P Target Date 2035 Index		14.93%	11.67%	10.63%

Lifecycle 2035 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		13.77%	12.61%	11.57%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2035 Fund Composite Index consisted of: 46.5% Russell 3000® Index; 27.2% Bloomberg U.S. Aggregate Bond Index; 25.1% MSCI All Country World Index ex USA Investable Market Index; 0.6% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 0.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

108     Prospectus  ■  TIAA-CREF Lifecycle Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Funds  ■  Prospectus     109

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

110     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2040 Fund

Investment objective

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     111

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.10%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.22%	0.22%	0.22%	0.22%

Total annual Fund operating expenses	0.63%	0.71%	0.78%	0.88%

Waivers and expense reimbursements[4,5]	(0.19)%	(0.19)%	(0.19)%	(0.19)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.44%	0.52%	0.59%	0.69%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.076% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

112     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$45	$53	$60	$70
3 years	$161	$186	$209	$240
5 years	$311	$355	$393	$448
10 years	$748	$844	$928	$1,047

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2040 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 79.60% of the Fund’s assets to equity Underlying Funds, 15.40% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2040 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2070. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

TIAA-CREF Lifecycle Funds  ■  Prospectus     113

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 51.74%; International Equity: 27.86%; Fixed-Income: 15.40%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

114     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector. Also, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	76.54%	U.S. Equity	49.74%	• TIAA-CREF Large-Cap Value	8.04%
				• Nuveen Dividend Value	8.04%
				• TIAA-CREF Large-Cap Growth	7.58%
				• Nuveen Growth Opportunities ETF	7.50%
				• Nuveen Dividend Growth	7.16%
				• TIAA-CREF Growth & Income	7.12%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.32%
				• TIAA-CREF Quant Small-Cap Equity	1.98%
		International Equity	26.80%	• TIAA-CREF International Equity	8.13%
				• Nuveen International Growth	5.76%
				• TIAA-CREF International Opportunities	5.72%
				• TIAA-CREF Quant International Small-Cap Equity	3.78%
				• TIAA-CREF Emerging Markets Equity	3.41%

TIAA-CREF Lifecycle Funds  ■  Prospectus     115

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	17.30%	Fixed-Income	17.30%	• TIAA-CREF Core Bond	8.86%
				• TIAA-CREF Core Plus Bond	5.64%
				• TIAA-CREF Emerging Markets Debt	1.06%
				• TIAA-CREF International Bond	0.89%
				• TIAA-CREF High-Yield	0.85%
Real Estate	6.16%	Direct Real Estate	6.16%	• TIAA-CREF Real Property Fund LP	6.16%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not

116     Prospectus  ■  TIAA-CREF Lifecycle Funds

achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than

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large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

118     Prospectus  ■  TIAA-CREF Lifecycle Funds

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures

TIAA-CREF Lifecycle Funds  ■  Prospectus     119

that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more

120     Prospectus  ■  TIAA-CREF Lifecycle Funds

developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes

TIAA-CREF Lifecycle Funds  ■  Prospectus     121

of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2040 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -18.90%.

Best quarter: 18.70%, for the quarter ended June 30, 2020. Worst quarter: -19.23%, for the quarter ended March 31, 2020.

122     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	10/15/2004
Return before taxes		13.99%	12.86%	11.73%
Return after taxes on distributions		11.42%	11.16%	10.10%
Return after taxes on distributions and sale of
Fund shares		9.31%	9.85%	9.19%
Institutional Class	1/17/2007
Return before taxes		14.33%	13.17%	12.02%
Advisor Class	12/4/2015
Return before taxes		14.24%	13.10%	11.88%#
Premier Class	9/30/2009
Return before taxes		14.18%	12.98%	11.84%

S&P Target Date 2040 Index		16.55%	12.40%	11.19%

Lifecycle 2040 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		15.52%	13.52%	12.25%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2040 Fund Composite Index consisted of: 51.7% Russell 3000® Index; 27.9% MSCI All Country World Index ex USA Investable Market Index; and 20.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     123

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

124     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     125

Summary information

TIAA-CREF Lifecycle 2045 Fund

Investment objective

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

126     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.10%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.23%	0.23%	0.23%	0.23%

Total annual Fund operating expenses	0.64%	0.72%	0.79%	0.89%

Waivers and expense reimbursements[4,5]	(0.19)%	(0.19)%	(0.19)%	(0.19)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.075% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     127

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$164	$189	$212	$243
5 years	$317	$360	$399	$453
10 years	$760	$856	$940	$1,059

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2045 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 87.00% of the Fund’s assets to equity Underlying Funds, 8.00% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2045 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2075. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

128     Prospectus  ■  TIAA-CREF Lifecycle Funds

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 56.55%; International Equity: 30.45%; Fixed-Income: 8.00%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

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As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector. Also, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	85.91%	U.S. Equity	55.82%	• Nuveen Dividend Value	9.02%
				• TIAA-CREF Large-Cap Value	9.01%
				• TIAA-CREF Large-Cap Growth	8.53%
				• Nuveen Growth Opportunities ETF	8.42%
				• Nuveen Dividend Growth	8.03%
				• TIAA-CREF Growth & Income	7.98%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.60%
				• TIAA-CREF Quant Small-Cap Equity	2.23%
		International Equity	30.09%	• TIAA-CREF International Equity	9.13%
				• Nuveen International Growth	6.45%
				• TIAA-CREF International Opportunities	6.44%
				• TIAA-CREF Quant International Small-Cap Equity	4.24%
				• TIAA-CREF Emerging Markets Equity	3.83%

130     Prospectus  ■  TIAA-CREF Lifecycle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Fixed-Income	7.92%	Fixed-Income	7.92%	• TIAA-CREF Core Bond	3.93%
				• TIAA-CREF Core Plus Bond	2.58%
				• TIAA-CREF Emerging Markets Debt	0.62%
				• TIAA-CREF International Bond	0.41%
				• TIAA-CREF High-Yield	0.38%
Real Estate	6.17%	Direct Real Estate	6.17%	• TIAA-CREF Real Property Fund LP	6.17%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not

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achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than

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large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

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• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures

134     Prospectus  ■  TIAA-CREF Lifecycle Funds

that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more

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developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes

136     Prospectus  ■  TIAA-CREF Lifecycle Funds

of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2045 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -19.86%.

Best quarter: 20.06%, for the quarter ended June 30, 2020. Worst quarter: -20.73%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     137

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	11/30/2007
Return before taxes		15.62%	13.59%	12.10%
Return after taxes on distributions		11.91%	11.62%	10.53%
Return after taxes on distributions and sale of
Fund shares		10.72%	10.38%	9.54%
Institutional Class	11/30/2007
Return before taxes		15.94%	13.85%	12.38%
Advisor Class	12/4/2015
Return before taxes		15.89%	13.84%	12.26%#
Premier Class	9/30/2009
Return before taxes		15.75%	13.68%	12.21%

S&P Target Date 2045 Index		17.51%	12.81%	11.56%

Lifecycle 2045 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		17.32%	14.28%	12.65%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2045 Fund Composite Index consisted of: 56.9% Russell 3000® Index; 30.7% MSCI All Country World Index ex USA Investable Market Index; and 12.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2007	since 2007	since 2018

138     Prospectus  ■  TIAA-CREF Lifecycle Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Funds  ■  Prospectus     139

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

140     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2050 Fund

Investment objective

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     141

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.10%	0.02%	0.27%

Acquired fund fees and expenses[1,3]	0.24%	0.24%	0.24%	0.24%

Total annual Fund operating expenses	0.65%	0.73%	0.80%	0.90%

Waivers and expense reimbursements[4,5]	(0.20)%	(0.20)%	(0.20)%	(0.20)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.085% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

142     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$166	$192	$214	$245
5 years	$321	$365	$403	$458
10 years	$771	$867	$951	$1,069

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2050 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 90.50% of the Fund’s assets to equity Underlying Funds, 4.50% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2050 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2080. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

TIAA-CREF Lifecycle Funds  ■  Prospectus     143

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 58.83%; International Equity: 31.68%; Fixed-Income: 4.50%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

144     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	90.36%	U.S. Equity	58.73%	• TIAA-CREF Large-Cap Value	9.49%
				• Nuveen Dividend Value	9.46%
				• TIAA-CREF Large-Cap Growth	9.03%
				• Nuveen Growth Opportunities ETF	8.85%
				• Nuveen Dividend Growth	8.43%
				• TIAA-CREF Growth & Income	8.40%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.73%
				• TIAA-CREF Quant Small-Cap Equity	2.34%
		International Equity	31.63%	• TIAA-CREF International Equity	9.58%
				• TIAA-CREF International Opportunities	6.81%
				• Nuveen International Growth	6.77%
				• TIAA-CREF Quant International Small-Cap Equity	4.45%
				• TIAA-CREF Emerging Markets Equity	4.02%
Fixed-Income	3.47%	Fixed-Income	3.47%	• TIAA-CREF Core Bond	1.57%
				• TIAA-CREF Core Plus Bond	1.14%
				• TIAA-CREF Emerging Markets Debt	0.42%
				• TIAA-CREF International Bond	0.17%
				• TIAA-CREF High-Yield	0.17%
Real Estate	6.17%	Direct Real Estate	6.17%	• TIAA-CREF Real Property Fund LP	6.17%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Funds  ■  Prospectus     145

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

146     Prospectus  ■  TIAA-CREF Lifecycle Funds

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of

TIAA-CREF Lifecycle Funds  ■  Prospectus     147

these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not

148     Prospectus  ■  TIAA-CREF Lifecycle Funds

able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives,

TIAA-CREF Lifecycle Funds  ■  Prospectus     149

strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

150     Prospectus  ■  TIAA-CREF Lifecycle Funds

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not

TIAA-CREF Lifecycle Funds  ■  Prospectus     151

necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2050 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -20.27%.

Best quarter: 20.29%, for the quarter ended June 30, 2020. Worst quarter: -20.99%, for the quarter ended March 31, 2020.

152     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	11/30/2007
Return before taxes		16.09%	13.76%	12.21%
Return after taxes on distributions		12.54%	11.87%	10.68%
Return after taxes on distributions and sale of
Fund shares		10.91%	10.54%	9.65%
Institutional Class	11/30/2007
Return before taxes		16.48%	14.06%	12.49%
Advisor Class	12/4/2015
Return before taxes		16.38%	14.03%	12.36%#
Premier Class	9/30/2009
Return before taxes		16.28%	13.88%	12.32%

S&P Target Date 2050 Index		17.99%	13.07%	11.83%

Lifecycle 2050 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		17.86%	14.48%	12.77%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2050 Fund Composite Index consisted of: 59.1% Russell 3000® Index; 31.8% MSCI All Country World Index ex USA Investable Market Index; and 9.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2007	since 2007	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     153

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

154     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     155

Summary information

TIAA-CREF Lifecycle 2055 Fund

Investment objective

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

156     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.03%	0.11%	0.03%	0.28%

Acquired fund fees and expenses[1,3]	0.24%	0.24%	0.24%	0.24%

Total annual Fund operating expenses	0.66%	0.74%	0.81%	0.91%

Waivers and expense reimbursements[4,5]	(0.21)%	(0.21)%	(0.21)%	(0.21)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.085% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     157

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$168	$194	$216	$248
5 years	$326	$369	$408	$462
10 years	$782	$878	$962	$1,080

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2055 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 91.75% of the Fund’s assets to equity Underlying Funds, 3.25% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2055 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2085. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

158     Prospectus  ■  TIAA-CREF Lifecycle Funds

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 59.64%; International Equity: 32.11%; Fixed-Income: 3.25%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Funds  ■  Prospectus     159

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	91.64%	U.S. Equity	59.56%	• TIAA-CREF Large-Cap Value	9.61%
				• Nuveen Dividend Value	9.59%
				• TIAA-CREF Large-Cap Growth	9.19%
				• Nuveen Growth Opportunities ETF	8.96%
				• TIAA-CREF Growth & Income	8.54%
				• Nuveen Dividend Growth	8.52%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.77%
				• TIAA-CREF Quant Small-Cap Equity	2.38%
		International Equity	32.08%	• TIAA-CREF International Equity	9.68%
				• Nuveen International Growth	6.92%
				• TIAA-CREF International Opportunities	6.90%
				• TIAA-CREF Quant International Small-Cap Equity	4.50%
				• TIAA-CREF Emerging Markets Equity	4.08%
Fixed-Income	2.18%	Fixed-Income	2.18%	• TIAA-CREF Core Bond	0.89%
				• TIAA-CREF Core Plus Bond	0.72%
				• TIAA-CREF Emerging Markets Debt	0.36%
				• TIAA-CREF International Bond	0.11%
				• TIAA-CREF High-Yield	0.10%
Real Estate	6.18%	Direct Real Estate	6.18%	• TIAA-CREF Real Property Fund LP	6.18%

Total	100.00%	100.00%	100.00%

160     Prospectus  ■  TIAA-CREF Lifecycle Funds

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

TIAA-CREF Lifecycle Funds  ■  Prospectus     161

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of

162     Prospectus  ■  TIAA-CREF Lifecycle Funds

these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not

TIAA-CREF Lifecycle Funds  ■  Prospectus     163

able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives,

164     Prospectus  ■  TIAA-CREF Lifecycle Funds

strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

TIAA-CREF Lifecycle Funds  ■  Prospectus     165

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not

166     Prospectus  ■  TIAA-CREF Lifecycle Funds

necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2055 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -20.39%.

Best quarter: 20.43%, for the quarter ended June 30, 2020. Worst quarter: -21.21%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Funds  ■  Prospectus     167

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	4/29/2011
Return before taxes		16.35%	13.88%	12.29%
Return after taxes on distributions		13.18%	12.18%	10.90%
Return after taxes on distributions and sale of
Fund shares		10.84%	10.67%	9.75%
Institutional Class	4/29/2011
Return before taxes		16.65%	14.17%	12.56%
Advisor Class	12/4/2015
Return before taxes		16.59%	14.13%	12.44%#
Premier Class	4/29/2011
Return before taxes		16.46%	14.00%	12.40%

S&P Target Date 2055 Index		18.19%	13.18%	12.00%

Lifecycle 2055 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		18.15%	14.62%	12.86%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle 2055 Fund Composite Index consisted of: 59.9% Russell 3000® Index; 32.2% MSCI All Country World Index ex USA Investable Market Index; and 7.9% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2018

168     Prospectus  ■  TIAA-CREF Lifecycle Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Funds  ■  Prospectus     169

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

170     Prospectus  ■  TIAA-CREF Lifecycle Funds

Summary information

TIAA-CREF Lifecycle 2060 Fund

Investment objective

The Lifecycle 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Funds  ■  Prospectus     171

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.06%	0.14%	0.06%	0.31%

Acquired fund fees and expenses[1,3]	0.24%	0.24%	0.24%	0.24%

Total annual Fund operating expenses	0.69%	0.77%	0.84%	0.94%

Waivers and expense reimbursements[4,5]	(0.24)%	(0.24)%	(0.24)%	(0.24)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.085% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

172     Prospectus  ■  TIAA-CREF Lifecycle Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$175	$200	$222	$254
5 years	$339	$383	$421	$476
10 years	$815	$911	$995	$1,113

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2060 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 93.00% of the Fund’s assets to equity Underlying Funds, 2.00% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2060 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2090. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

TIAA-CREF Lifecycle Funds  ■  Prospectus     173

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 60.45%; International Equity: 32.55%; Fixed-Income: 2.00%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

174     Prospectus  ■  TIAA-CREF Lifecycle Funds

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	92.88%	U.S. Equity	60.31%	• TIAA-CREF Large-Cap Value	9.72%
				• Nuveen Dividend Value	9.71%
				• TIAA-CREF Large-Cap Growth	9.32%
				• Nuveen Growth Opportunities ETF	9.03%
				• TIAA-CREF Growth & Income	8.66%
				• Nuveen Dividend Growth	8.63%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.81%
				• TIAA-CREF Quant Small-Cap Equity	2.43%
		International Equity	32.57%	• TIAA-CREF International Equity	9.82%
				• Nuveen International Growth	7.02%
				• TIAA-CREF International Opportunities	6.99%
				• TIAA-CREF Quant International Small-Cap Equity	4.59%
				• TIAA-CREF Emerging Markets Equity	4.15%
Fixed-Income	0.95%	Fixed-Income	0.95%	• TIAA-CREF Core Plus Bond	0.30%
				• TIAA-CREF Emerging Markets Debt	0.30%
				• TIAA-CREF Core Bond	0.25%
				• TIAA-CREF International Bond	0.05%
				• TIAA-CREF High-Yield	0.05%
Real Estate	6.17%	Direct Real Estate	6.17%	• TIAA-CREF Real Property Fund LP	6.17%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Funds  ■  Prospectus     175

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

176     Prospectus  ■  TIAA-CREF Lifecycle Funds

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of

TIAA-CREF Lifecycle Funds  ■  Prospectus     177

these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not

178     Prospectus  ■  TIAA-CREF Lifecycle Funds

able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives,

TIAA-CREF Lifecycle Funds  ■  Prospectus     179

strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

180     Prospectus  ■  TIAA-CREF Lifecycle Funds

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not

TIAA-CREF Lifecycle Funds  ■  Prospectus     181

necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2060 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -20.43%.

Best quarter: 20.64%, for the quarter ended June 30, 2020. Worst quarter: -21.37%, for the quarter ended March 31, 2020.

182     Prospectus  ■  TIAA-CREF Lifecycle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Since inception
Retirement Class	9/26/2014
Return before taxes		16.59%	14.01%	10.82%
Return after taxes on distributions		14.01%	12.57%	9.39%
Return after taxes on distributions and sale of
Fund shares		10.67%	10.83%	8.27%
Institutional Class	9/26/2014
Return before taxes		16.80%	14.29%	11.09%
Advisor Class	12/4/2015
Return before taxes		16.74%	14.22%	11.02%#
Premier Class	9/26/2014
Return before taxes		16.68%	14.11%	10.93%

S&P Target Date 2060 Index		18.05%	13.28%	10.51%†

Lifecycle 2060 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		18.43%	14.76%	11.54%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

†		Performance is calculated from the inception date of the Retirement Class.
‡

As of the close of business on December 31, 2021, the Lifecycle 2060 Fund Composite Index consisted of: 60.7% Russell 3000® Index; 32.7% MSCI All Country World Index ex USA Investable Market Index; and 6.6% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014	since 2018

TIAA-CREF Lifecycle Funds  ■  Prospectus     183

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

184     Prospectus  ■  TIAA-CREF Lifecycle Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Funds  ■  Prospectus     185

Summary information

TIAA-CREF Lifecycle 2065 Fund

Investment objective

The Lifecycle 2065 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

186     Prospectus  ■  TIAA-CREF Lifecycle Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.39%	0.39%	0.39%	0.39%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	1.42%	1.50%	1.42%	1.67%

Acquired fund fees and expenses[1,3]	0.25%	0.25%	0.25%	0.25%

Total annual Fund operating expenses	2.06%	2.14%	2.21%	2.31%

Waivers and expense reimbursements[4,5]	(1.61)%	(1.61)%	(1.61)%	(1.61)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.53%	0.60%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the ‘‘Management of the Funds’’ section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.25% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.096% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

TIAA-CREF Lifecycle Funds  ■  Prospectus     187

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$46	$54	$61	$72
3 years	$468	$493	$515	$545
5 years	$939	$981	$1,017	$1,068
10 years	$2,243	$2,327	$2,400	$2,504

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2065 and who may begin taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 94.25% of the Fund’s assets to equity Underlying Funds, 0.75% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 45.00% equity/50.00% fixed-income/5.00% direct real estate in the Fund’s target retirement year of 2065 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income/0.00% direct real estate in 2095. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-

188     Prospectus  ■  TIAA-CREF Lifecycle Funds

protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 61.26%; International Equity: 32.99%; Fixed-Income: 0.75%; Short-Term Fixed-Income: 0.00%; Inflation-Protected Assets: 0.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

TIAA-CREF Lifecycle Funds  ■  Prospectus     189

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	93.80%	U.S. Equity	60.92%	• Nuveen Dividend Value	9.79%
				• TIAA-CREF Large-Cap Value	9.77%
				• TIAA-CREF Large-Cap Growth	9.41%
				• Nuveen Growth Opportunities ETF	9.12%
				• Nuveen Dividend Growth	8.78%
				• TIAA-CREF Growth & Income	8.75%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.84%
				• TIAA-CREF Quant Small-Cap Equity	2.46%
		International Equity	32.88%	• TIAA-CREF International Equity	9.92%
				• TIAA-CREF International Opportunities	7.10%
				• Nuveen International Growth	7.05%
				• TIAA-CREF Quant International Small-Cap Equity	4.63%
				• TIAA-CREF Emerging Markets Equity	4.18%
Fixed-Income	0.02%	Fixed-Income	0.02%	• TIAA-CREF Emerging Markets Debt	0.01%
				• TIAA-CREF Core Plus Bond	0.01%
				• TIAA-CREF International Bond	0.00%
				• TIAA-CREF High-Yield	0.00%
				• TIAA-CREF Core Bond	0.00%
Real Estate	6.18%	Direct Real Estate	6.18%	• TIAA-CREF Real Property Fund LP	6.18%

Total	100.00%	100.00%	100.00%

190     Prospectus  ■  TIAA-CREF Lifecycle Funds

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

TIAA-CREF Lifecycle Funds  ■  Prospectus     191

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of

192     Prospectus  ■  TIAA-CREF Lifecycle Funds

these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not

TIAA-CREF Lifecycle Funds  ■  Prospectus     193

able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives,

194     Prospectus  ■  TIAA-CREF Lifecycle Funds

strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

TIAA-CREF Lifecycle Funds  ■  Prospectus     195

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not

196     Prospectus  ■  TIAA-CREF Lifecycle Funds

necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle 2065 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -20.39%.

Best quarter: 7.15%, for the quarter ended June 30, 2021. Worst quarter: -1.19%, for the quarter ended September 30, 2021.

TIAA-CREF Lifecycle Funds  ■  Prospectus     197

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Since inception
Retirement Class	9/30/2020
Return before taxes		17.15%	26.58%
Return after taxes on distributions		15.08%	24.00%
Return after taxes on distributions and sale of
Fund shares		10.72%	19.64%
Institutional Class	9/30/2020
Return before taxes		17.15%	26.64%
Advisor Class	9/30/2020
Return before taxes		16.96%	26.44%
Premier Class	9/30/2020
Return before taxes		16.84%	26.34%

S&P Target Date 2065+ Index*		18.17%	27.36%†

S&P Target Date 2060 Index*		18.05%	27.26%†

Lifecycle 2065 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		18.71%	27.94%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

Previously, the Fund’s broad-market index comparison was to the S&P Target Date 2060 Index (formerly known as the S&P Target Date 2060+ Index), instead of the S&P Target Date 2065+ Index shown in the chart above. The returns of the S&P Target Date 2065+ Index, which Standard & Poor’s launched in 2021, are more appropriate for comparison purposes because they reflect multi-asset class exposure for the same target date as the Fund.

†		Performance is calculated from the inception date of the Retirement Class.
‡

As of the close of business on December 31, 2021, the Lifecycle 2065 Fund Composite Index consisted of: 61.5% Russell 3000® Index; 33.1% MSCI All Country World Index ex USA Investable Market Index; and 5.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

198     Prospectus  ■  TIAA-CREF Lifecycle Funds

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2020	since 2020	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

TIAA-CREF Lifecycle Funds  ■  Prospectus     199

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

Each of the Funds is a “fund of funds” and diversifies its assets by investing in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by Advisors or its affiliates (the “Underlying Funds”). In general, each Fund (except the Lifecycle Retirement Income Fund) is designed for investors who have an approximate target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a Fund’s target retirement year approaches and for approximately 30 years afterwards. Generally, this means that each Fund’s investments (except the Lifecycle Retirement Income Fund) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and directly held real estate and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

The Lifecycle Retirement Income Fund is not designed for investors who have a specific retirement year in mind and its allocations will not gradually adjust over time. Instead, the Lifecycle Retirement Income Fund is designed to maintain a relatively stable allocation among the Underlying Funds. The Lifecycle Retirement Income Fund has relatively fixed asset allocations between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities, as well as Underlying Funds that invest in directly held real estate.

Each Fund is required to comply with Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Complying with the requirements of Rule 12d1-4 may adversely impact a Fund’s investment strategies and operations, as well as those of the Underlying Funds in which the Fund invests.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees of the Trust

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(“Board of Trustees”) without shareholder approval. The Fund will notify you before such a change is made.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

More about the Funds’ strategies

General information about the Funds

This Prospectus describes the shares of thirteen Lifecycle Funds, a sub-family of funds offered by the Trust. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Allocations for the Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the 1940 Act.

Investment glidepath and target allocations

The target allocations along the investment glidepath for each Fund (except the Lifecycle Retirement Income Fund) will gradually become more conservative (e.g., invest less in Underlying Funds holding primarily equity securities and directly held real estate and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed. Each Fund expects to eliminate investments in directly held real estate within 20 years following its target date.

Investors should note that each Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

The following chart shows, as of June 30, 2023, how the investment glidepath for each Fund (except the Lifecycle Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and non-equity asset classes and each Fund’s current position on the glidepath. The Lifecycle Retirement Income Fund has relatively fixed asset allocations that will

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not gradually adjust over time. The actual asset allocations of any particular Fund may differ from this chart.

The Funds’ investment glidepath

Rebalancing and tactical allocation

In order to maintain its target allocations, each Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for a particular Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions. TIAA-CREF Real Property Fund LP (“Real Property Fund”) generally issues a limited number of interests. As each of the Funds and potentially other similarly managed products intend to allocate approximately the same percentage of each of their assets to the direct real estate sector through investments in the Real Property Fund, the holders of a Fund may be impacted by rebalancing transactions by other Funds or products in the outstanding interests of the Real Property Fund. Such rebalancing transactions are intended to facilitate each Fund’s or other product’s maintenance of its target allocation to the Real Property Fund. However, due to the limited number of interests issued by the Real Property Fund, there may be a scarcity of such interests, and the Funds may not be able to achieve their target allocations. Investments by a Fund in the Real Property Fund are considered to be illiquid, which exposes the Fund to illiquid investments risk. Due to the illiquid nature of investments in the Real Property Fund, declines in the market value of other assets held by a Fund and/or large redemptions by Fund shareholders could cause the Fund’s exposure to the Real Property Fund to exceed its target allocation, potentially for an extended period of time.

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Advisors may also use tactical allocations to attempt to improve the risk-adjusted returns for the Funds over short- and intermediate-term investment horizons. The tactical allocations are based upon Advisors’ evaluation of the economy, market valuation and investor sentiment. As well, allocations will vary with Advisors’ assessment of the Underlying Funds’ relative attractiveness as investment opportunities. These tactical allocations can be among the asset classes, market sectors and individual Underlying Funds. Advisors considers the capacity of the Underlying Funds to handle additional purchases and redemptions and works to minimize disruptions related to cash flow.

Advisors’ allocation of Fund assets to Underlying Funds presents conflicts of interest. Although Advisors may allocate Fund assets to unaffiliated investment companies, Advisors generally expects to allocate Fund assets to Underlying Funds advised by Advisors or its affiliates. Advisors will have an incentive to select the Underlying Funds that will result in the greatest net management fee revenue to Advisors and its affiliates, even if that results in increased expenses for a Fund. Although a Fund may invest a limited portion of its assets in Underlying Funds not advised by Advisors or its affiliates, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower expenses than the comparable affiliated Underlying Funds. In addition, a Fund’s investment in an affiliated Underlying Fund could cause Advisors and/or its affiliates to receive greater compensation, increase their assets under management or support particular investment strategies or Underlying Funds managed by Advisors or its affiliates. In certain circumstances, Advisors would have an incentive to delay or decide against the sale of interests held by a Fund in affiliated Underlying Funds and may implement portfolio changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. If a Fund invests in an Underlying Fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an Underlying Fund with comparable performance but lower expenses (although any fee waiver and/or expense reimbursement arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). It is possible that this arrangement could result in a scenario where the best interests of a Fund are adverse to those of one or more Underlying Funds in which the Fund invests. Advisors has adopted policies that are designed to mitigate these conflicts.

Other potential investments

In addition to seeking equity, fixed-income and direct real estate market exposure through the Underlying Funds, the Funds may, in certain limited circumstances, directly invest in certain financial assets in order to seek to obtain desired portfolio exposures and to facilitate the Funds’ efficient portfolio management. Among other financial assets, the Funds may directly invest in equity and fixed-income securities, derivatives, ETFs and exchange-traded notes

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(“ETNs”). Derivatives, including options contracts, may be used to establish or maintain the Funds’ tactical allocations.

A portion of each Fund may also be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received any necessary exemptive relief from the SEC to participate in such investments.

Additional information about the Funds’ broad-based securities market indices

The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The S&P Target Date Index Series represents a broadly derived consensus of asset class exposure for the target retirement dates in the series based on market observations acquired through an annual survey of target date fund managers. The returns of the S&P Target Date Index Series reflect multi-asset class exposure for the same target dates as the Funds.

Additional information about the Funds’ composite benchmark indices

The composite benchmark index for each of the Funds is a composite of five unmanaged benchmark indices that represent the five market sectors in which each of the Funds invests across the equity and fixed-income asset classes. Each Fund’s composite benchmark changes over time to correspond to changes in the Fund’s equity and fixed-income target allocations. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during the period.

The five market sectors in which each of the Funds invests across the equity and fixed-income asset classes and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI ACWI ex USA Investable Market Index); Fixed-Income (Bloomberg U.S. Aggregate Bond Index); Short-Term Fixed-Income (Bloomberg U.S. 1–3 Year Government/Credit Bond Index); and Inflation-Protected Assets (Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1–10 Year Index).

For performance during periods commencing August 1, 2013, the MSCI ACWI ex USA Index replaced the MSCI EAFE + EM (Emerging Markets)® Index in the Composite Index as the market sector index component for International Equity. For performance during periods commencing January 1, 2014, the Bloomberg

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U.S. 1–3 Year Government/Credit Bond Index replaced the Bloomberg U.S. 1–5 Year Government/Credit Bond Index as the market sector index component for Short-Term Fixed-Income. For performance periods commencing January 1, 2016, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index replaced the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) as the market sector index component for Inflation-Protected Assets. For performance periods commencing February 1, 2017, the International Equity component of the Funds’ composite benchmarks changed from the MSCI ACWI ex USA Index to the MSCI ACWI ex USA Investable Market Index described below.

For current performance information of each Fund share class, including performance to the most recent month-end, please visit www.tiaa.org.

The benchmark indices for the Funds are described below.

Russell 3000 Index (U.S. Equity)

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 97% of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2022, the Russell 3000 Index had a mean market capitalization of $411.5 billion and a median market capitalization of $1.9 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.2 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI ACWI ex USA Investable Market Index (IMI) (International Equity)

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) includes large-, mid- and small-cap equities across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index is a free-float adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.

Bloomberg U.S. Aggregate Bond Index (Fixed-Income)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2022, this index contained approximately 12,583 issues. The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from

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only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Bloomberg U.S. 1–3 Year Government/Credit Bond Index (Short-Term Fixed-Income)

The Bloomberg U.S. 1–3 Year Government/Credit Bond Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
1–10 Year Index (Inflation-Protected Assets)

The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1--10 Year Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”). To be selected for inclusion in the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds in which the Funds currently may invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Funds and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks (i) of the Underlying Funds of the Trust, see the Prospectuses for the Class W shares of the Underlying Funds of the Trust at www.tiaa.org/prospectuses, (ii) of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen International Growth Fund, see those Funds’ Prospectuses for the Class R6 shares at www.nuveen.com/mutual-funds/prospectuses and (iii) of the Nuveen Growth Opportunities ETF (“Nuveen ETF”), please see that Fund’s Prospectus at www.nuveen.com/etf.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF Growth & Income Fund

Seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund’s benchmark index is the Standard & Poor’s 500® Index (the “S&P 500 Index”).

TIAA-CREF Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the Russell 1000 Growth Index.

TIAA-CREF Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Value Index.

TIAA-CREF Quant Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. The Fund’s benchmark index is the Russell 2000® Index.

TIAA-CREF Quant Small/Mid-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap and mid-cap equity securities. The Fund’s benchmark index is the Russell 2500® Index.

Nuveen Dividend Growth Fund

Seeks an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and preferred securities. The Fund’s benchmark index is the S&P 500 Index.

Nuveen Dividend Value Fund

Seeks long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund’s benchmark index is the Russell 1000 Value Index.

Nuveen Growth Opportunities ETF

Seeks long-term capital appreciation. Under normal market conditions, the Nuveen ETF seeks to achieve its investment objective by investing primarily in exchange-traded equity securities of U.S. companies with market capitalizations of at least $1 billion. The Nuveen ETF’s benchmark index is the Russell 1000 Growth Index.

TIAA-CREF Emerging Markets Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund’s benchmark index is the MSCI Emerging Markets® Index.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund’s benchmark index is the MSCI EAFE® Index.

TIAA-CREF International Opportunities Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. The Fund invests primarily in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund’s benchmark index is the MSCI ACWI ex USA® Index.

TIAA-CREF Quant International Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities of foreign issuers. The Fund’s benchmark index is the MSCI ACWI ex USA Small Cap Index.

Nuveen International Growth Fund	Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund’s benchmark index is the MSCI EAFE Index.
TIAA-CREF Core Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.

TIAA-CREF Core Plus Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.

TIAA-CREF Emerging Markets Debt Fund

Seeks total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities of emerging market issuers or in instruments with economic characteristics similar to emerging market fixed-income securities. The Fund’s benchmark index is the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified.

TIAA-CREF High-Yield Fund

Seeks total return primarily through high current income and, when consistent with its primary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. The Fund’s benchmark index is the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index.

TIAA-CREF International Bond Fund

Seeks total return. Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income investments of foreign issuers and derivative instruments, including those used to manage currency risk. The Fund’s benchmark index is the Bloomberg Global Aggregate Ex-USD Index (Hedged).

TIAA-CREF Money Market Fund

Seeks current income consistent with maintaining liquidity and preserving capital. The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s peer group average is the iMoneyNet Money Fund AveragesTM—All Government.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF Short-Term Bond Fund

Seeks current income. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade fixed-income investments with an average maturity or average lives of less than 5 years. The Fund’s benchmark index is the Bloomberg U.S 1–3 Year Government/Credit Bond Index.

TIAA-CREF Inflation-Linked Bond Fund

Seeks to provide inflation protection and income, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose principal value increases or decreases based on changes in the CPI-U, over the life of the security. The Fund’s benchmark index is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index.

TIAA-CREF Real Property Fund LP

Seeks a favorable long term total return by primarily investing in a diversified portfolio of U.S. commercial core real estate assets well located in select targeted cities. The Fund’s principal strategy is to follow a “core” investment style which focuses on direct ownership interests in institutional-quality commercial real estate (primarily office, industrial, retail and multi-family properties), generating returns primarily from rental income and secondarily from asset appreciation. The Fund is targeted to hold between 95% and 98% of its net assets in such direct ownership interests at any time. The Fund’s benchmark is the NCREIF Property Index–Open End Funds. The Fund is a private fund, which is not available for investment by the general public; it is offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

Additional information on investment risks of the Funds and Underlying Funds

The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities, Underlying Funds investing primarily in fixed-income securities and Underlying Funds investing primarily in direct real estate, but the Funds may also directly invest in securities or other financial instruments. Each Fund is subject to asset allocation risk, Underlying Funds risk, which includes the risks of equity securities, fixed-income securities, ETFs, direct real estate, emerging markets, illiquid investments, investments denominated in foreign currencies and other investments in proportion to the allocation of Fund assets among the Underlying Funds, active management risk and fund of funds risk. To the extent a Fund directly invests in securities or other investments, it would be exposed to the risks associated with investing in such instruments. Because the Funds and certain Underlying Funds may use derivatives to a limited degree, the Funds may directly or indirectly have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

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Principal risks of the Funds

Asset allocation risk

The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will generally rebalance its allocations among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocations for a Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocations can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

Underlying Funds risk

Each Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments not already described above are described in the “Equity securities risks” and “Fixed-income securities risks” sections below.

Equity securities risks

Each Fund may gain exposure, depending on where it is on the investment glidepath, to equity securities directly or through certain Underlying Funds that invest primarily in equity securities (the “Equity Underlying Funds”). In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to equity securities. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject a Fund’s or an Underlying Fund’s investments and a shareholder’s investment in a Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal

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conditions. More specifically, each Fund, directly or through one or more Equity Underlying Funds, is typically subject to the following principal investment risks related to equity securities (in the following risk descriptions “Fund” may refer to the Fund, an Equity Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Accordingly, the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest

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to investors outside the country. The type and severity of sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be more difficult to use foreign laws and courts to enforce financial or legal obligations. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

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• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market

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development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

• Dividend-paying Security Risk—A Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Depending upon market conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect a Fund’s performance and ability to generate income. There is no guarantee that the issuers of the securities held by a Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Fixed-income securities risks

Each Fund may gain exposure, depending on where it is on the investment glidepath, to fixed-income securities directly or through certain Underlying Funds that invest primarily in fixed-income securities (the “Fixed-Income Underlying Funds”). Each Fund, directly or through its investments in one or more Fixed-Income Underlying Funds, is typically subject to the following principal investment risks related to fixed-income securities (in the following risk descriptions “Fund” may refer to the Fund, a Fixed-Income Underlying Fund, or both):

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• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect a Fund’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns. Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve (the “Fed”) has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on

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homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing a Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s securities. Credit spreads often increase more for lower-rated and unrated securities than for investment-grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which a Fund invests may

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be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public emergencies (pandemics and epidemics) as well as armed conflict. In such cases, it may be difficult for a Fund to properly value assets represented by such investments. In addition, a Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit a Fund from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values of portfolio holdings and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments with longer durations or maturities may face heightened levels of liquidity risk.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the

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settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, a Fund may not be able to benefit fully from

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the increase in value that other fixed-income investments experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Underlying ETF risks

Each Fund may invest in Underlying Funds that are ETFs. An investment in an Underlying Fund that is an ETF generally presents the same principal risks as an investment in a mutual fund (i.e., an open-end fund that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF. Moreover, Underlying Funds that are ETFs are subject to the following risks that do not apply to mutual funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. See “Additional information on principal risks of the Underlying Funds–Market Trading Risks” and “Additional information on principal risks of the Underlying Funds–Proxy Portfolio Structure Risk” for additional discussion of risks unique to investment in Underlying Funds that are ETFs.

Direct real estate risks

Each Fund may gain exposure to direct real estate through certain Underlying Funds. Each Fund, depending on its location on the investment glidepath, could be subject to the following investment risk related to direct real estate described below:

Real-Estate Related Investment Risk—Each Fund may gain exposure to direct real estate through direct or indirect investment in one or more limited partnerships and/or real estate investment trusts (“REIT”) that are managed by Advisors or its affiliate (each, a “Direct Real Estate Underlying Fund”). The Funds have obtained exemptive relief from the SEC which permits investment in affiliated Direct Real Estate Underlying Funds. To the extent a Fund invests in a Direct Real Estate Underlying Fund, the Fund would be exposed to the risks of such Direct Real Estate Underlying Fund in direct proportion to the amount of assets the Fund allocates to such Direct Real Estate Underlying Fund. More specifically, each Fund, through its investment in one or more Direct Real Estate Underlying Funds, would be subject to the risks associated with the ownership of real estate including, among others, declines in the value of real estate, negative changes in the climate for real estate, risks related to local, regional, national and global economic conditions, overbuilding and increased competition, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses,

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limitations on rents, changes in neighborhood values or the appeal of properties to tenants, leveraging of interests in real estate, uninsured losses at properties due to terrorism, natural disasters or acts of violence, and costs resulting from the cleanup of environmental problems.
 The Direct Real Estate Underlying Funds are not registered as investment companies under the 1940 Act. As a result, in addition to the risks associated with a Direct Real Estate Underlying Fund’s portfolio holdings, the Funds would also be subject to risks related to investment in private investment funds including, but not limited to, the absence of regulatory oversight and a secondary market for Direct Real Estate Underlying Fund shares or interests, restrictions on the transfer or sale of Direct Real Estate Underlying Fund shares or interests by the Fund, and the absence of protections typically afforded to investors when purchasing securities registered under the Securities Act of 1933 or any state or other U.S. or non-U.S. securities laws. When a Fund invests in a Direct Real Estate Underlying Fund, it bears a proportionate share of the fees and expenses borne by the Direct Real Estate Underlying Fund in which it invests. As discussed above, the Real Property Fund issues a limited number of interests. As a result, there may be a scarcity of such interests, which could negatively impact the Funds’ ability to achieve their target allocations to the Real Property Fund. Investments by a Fund in the Real Property Fund are considered to be illiquid, which exposes the Fund to illiquid investments risk. Due to the illiquid nature of investments in the Real Property Fund, declines in the market value of other assets held by a Fund and/or large redemptions by Fund shareholders could cause the Fund’s exposure to the Real Property Fund to exceed its target allocation, potentially for an extended period of time.

Other Underlying Funds risks

Each Fund, directly or through its investments in one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because their financial markets may be very

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small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and

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economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments.

Active management risk

The risk that the performance of the Funds or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Funds’ or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, a Fund or an Underlying Fund could underperform its respective benchmark or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of a Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

Additional information on principal risks of the Underlying Funds

In addition to the Funds’ principal risks noted above, below are some additional risks to which the Funds may have exposure depending upon their particular allocation to the various Underlying Funds (in the following risk descriptions “Fund” may refer to a Fund, an Underlying Fund or both, and “Advisors” may refer to Advisors or another investment adviser or sub-adviser of an Underlying Fund):

• Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market

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value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. If a counterparty defaults, a Fund may have contractual remedies but the Fund may be unable to enforce them due to the application of bankruptcy, insolvency and other laws affecting the rights of creditors. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. A Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities or derivatives transactions through a single broker, dealer, or futures commission merchant.

• Currency Management Strategies Risk—Currency management strategies, including forward currency contracts, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Advisors expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Advisors’ use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

• Current Income Risk—The risk that the income a Fund receives may fall as a result of a decline in interest rates.

• Depositary Receipt Risk—To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities, including risks associated with

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fluctuations in currency exchange rates as well as changes to the economic or political conditions in other countries. American Depositary Receipts (“ADRs”) are depositary receipts issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange. When a Fund invests in ADRs rather than investing directly in their underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with the return of the underlying foreign shares. Sponsored ADRs are issued with the support of the issuer of the foreign shares underlying the ADRs and carry all of the rights of common shares, including voting rights. The holder of an unsponsored ADR may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored ADR. Because the underlying foreign shares of ADRs are typically denominated or quoted in non-U.S. currencies, currency exchange rates may affect the value of a Fund’s portfolio. Further, since an ADR’s underlying shares trade on foreign exchanges at times when U.S. markets are not open for trading, the value of the ADR’s underlying shares may change materially at times when U.S. markets are not open for trading.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Financial Services Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the financial services sector can be significantly affected by changes in, among other things, interest rates, currency exchange rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and

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variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Index Risk—The risk that the performance of a Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although each Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

• Industry/Sector Concentration Risk—The risk that focusing on investment in specific industries or sectors makes a fund more vulnerable to developments particularly affecting those industries or sectors than a more broadly diversified fund would be. Financial instruments of companies in the same industry or sector may decline in price at the same time due to market conditions, interest rates or economic, regulatory, financial or industry/sector specific developments since these companies may share common characteristics and are more likely to react similarly to industry/sector specific market or economic developments. In addition, at times, a small number of companies may represent a large portion of a single industry or sector, and these companies can be sensitive to adverse economic, regulatory or financial developments.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.
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• Market Trading Risks—As with all ETFs, Nuveen ETF shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Nuveen ETF share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, a shareholder may pay more or less than NAV when they buy Nuveen ETF shares on the secondary market, and they may receive more or less than NAV when they sell those shares. In times of market stress, the Nuveen ETF’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Nuveen ETF’s shares and/or lead to more significant differences between the Nuveen ETF’s market price and its NAV.

Only certain institutional investors are eligible to purchase and redeem shares directly from the Nuveen ETF at NAV. In addition, efficient trading in the Nuveen ETF’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the marketplace. To the extent these market makers and authorized participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, the Nuveen ETF’s shares may trade at a material discount to NAV.

During periods of high market volatility, a Nuveen ETF share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Nuveen ETF share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV.

Although the Nuveen ETF’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Nuveen ETF’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Buying or selling Nuveen ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Nuveen ETF through a broker, an investor will likely incur a brokerage commission and other charges. In addition, an investor may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Nuveen ETF shares (the “bid” price) and the price at which they are willing to sell Nuveen ETF shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Nuveen ETF has more trading volume and market liquidity and wider if the Nuveen ETF has less trading volume and market liquidity (which is often

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the case for funds that are newly launched or small in size). The Nuveen ETF’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Nuveen ETF, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Nuveen ETF shares, frequent trading may detract significantly from investment results.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of a Fund compared with what such performance would have been without the use of the strategy.

• Non-Diversification Risk—While the TIAA-CREF Large-Cap Growth Index Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. The Nuveen ETF is considered to be non-diversified under the 1940 Act. Non-diversified status means that a Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In addition, high-yield securities generally are less liquid than investment-grade securities and the risks associated with high-yield securities are heightened during times of weakening economic conditions or rising interest rates. Any investment in distressed or defaulted securities subjects a Fund to even greater credit risk than investments in other below-investment-grade securities.

• Portfolio Turnover Risk—In pursuing its investment objectives, a Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by a Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are

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not reflected in annual fund operating expenses or in the example thereunder, may affect a Fund’s performance.

• Preferred Security Risk—There are special risks associated with investing in preferred securities:

• Limited Voting Rights—Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

• Special Redemption Rights—In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

• Payment Deferral—Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to ten years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.

• Subordination—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

• Floating Rate Payments—The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate

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securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a Fund on floating rate securities may decline due to lower coupon payments on the floating rate securities. Finally, many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate, or “LIBOR,” which is currently in the process of being phased out. See “Additional information on investment strategies and risks of the Funds and Underlying Funds—The Fixed-Income Funds” for additional information.

• Fixed Rate Payments—The market value of preferred securities with fixed dividends or interest rates may decline in a rising interest rate environment.

• Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock, subjecting a Fund to illiquid investments risk. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

• Financial Services Industry—The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

• Tax Risk—A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

• Regulatory Risk—Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

• Proxy Portfolio Structure Risk—Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Nuveen ETF does not disclose the daily holdings of its actual portfolio (“Actual Portfolio”). Instead, the Nuveen ETF discloses a portfolio transparency substitute (the “Proxy Portfolio”) that is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s Actual Portfolio on any given trading day, as well as certain related information about the relative performance of the Proxy Portfolio and the Nuveen ETF’s Actual Portfolio holdings (the “Proxy Portfolio

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Disclosures”). Although the Proxy Portfolio and Proxy Portfolio Disclosures are intended to provide Authorized Participants (as defined below) and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Nuveen ETF’s shares trading at or close to the underlying NAV per share of the Nuveen ETF, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Premium/Discount Risk.” Similarly, shares of the Nuveen ETF may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Trading Issues Risk.” Also, the Nuveen ETF will incur expenses to license the Proxy Portfolio mechanism, which may impact shareholder returns. Additionally, the proxy mechanism itself may result in additional trading costs, which also may negatively impact shareholder returns. In addition, although the Proxy Portfolio is designed to protect the Nuveen ETF from predatory practices such as front-running and free-riding, market participants may nevertheless be able to use the Proxy Portfolio and Proxy Portfolio Disclosures to engage in trading practices that disadvantage the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Predatory Trading Practices Risk.” The Nuveen ETF will monitor on an ongoing basis the premium/discount between the market price and the NAV of the Nuveen ETF’s shares, but there can be no assurance that the Proxy Portfolio methodology will operate as intended. The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio methodology as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the Nuveen ETF’s factor model analysis in creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Nuveen ETF’s Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. In the event that the Proxy Portfolio methodology does not result in effective arbitrage opportunities in the Nuveen ETF’s shares, the Nuveen ETF may exhibit wider premiums/discounts, bid/ask spreads and tracking error. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Nuveen ETF’s board of trustees will consider possible remedial measures, which may include liquidation or conversion to a fully-transparent, active ETF or a mutual fund.

• Premium/Discount Risk—Shares of the Nuveen ETF are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The

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NAV of the Nuveen ETF’s shares will generally fluctuate with changes in the market value of the Nuveen ETF’s holdings. The market value of the Nuveen ETF’s shares will fluctuate, in some cases materially, in response to changes in the Nuveen ETF’s NAV, the intraday value of the Nuveen ETF’s holdings, and the relative supply and demand for the Nuveen ETF’s shares on the exchange. Although the disclosure of the Proxy Portfolio and Proxy Portfolio Disclosure is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Nuveen ETF at or close to the Nuveen ETF’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Nuveen ETF shares will vary significantly from the Nuveen ETF’s NAV. This risk may be greater for the Nuveen ETF than for traditional ETFs that disclose their full portfolio holdings on a daily basis because publication of the Proxy Portfolio does not provide the same level of transparency as the publication of the full portfolio by a fully-transparent, active ETF. This could cause the Nuveen ETF’s shares to have wider bid/ask spreads and larger premiums/discounts than fully-transparent, active ETFs using the same investment strategies. The Nuveen ETF’s investment adviser and sub-adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Nuveen ETF. While the creation/redemption feature is designed to make it more likely that the Nuveen ETF’s shares normally will trade on stock exchanges at prices close to the Nuveen ETF’s next calculated NAV, exchange prices are not expected to correlate exactly with the Nuveen ETF’s NAV due to timing reasons, supply and demand imbalances and other factors. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of an investment in the Nuveen ETF. During such periods, a shareholder may be unable to sell their shares or may incur significant losses if they sell their shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

• Authorized Participant Concentration Risk—Only certain institutional investors (typically market makers or other broker-dealers) (“Authorized Participants”) may engage in creation or redemption transactions directly with the Nuveen ETF. The Nuveen ETF has a limited number of

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institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Nuveen ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (large blocks of shares or multiples thereof through which Authorized Participants purchase and redeem shares directly from the Nuveen ETF at NAV), Nuveen ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Nuveen ETF’s novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.

• Predatory Trading Practices Risk—Although the Nuveen ETF seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Nuveen ETF’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Nuveen ETF and its shareholders. The Proxy Portfolio and related Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Nuveen ETF’s portfolio and investment strategy, but they may not be successful in this regard.

• Trading Issues Risk—Although the Nuveen ETF’s shares are listed on the NYSE Arca, there can be no assurance that an active or liquid trading market for them will develop or be maintained. Trading in Nuveen ETF shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. If 10% or more of the Nuveen ETF’s Actual Portfolio does not have readily available market quotations, the Nuveen ETF will promptly request that the NYSE Arca halt trading in the Nuveen ETF’s shares. Such trading halts may have a greater impact on the Nuveen ETF compared to other ETFs due to the Nuveen ETF’s lack of transparency. In addition, trading in shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca’s “circuit breaker” rules (rules that require a halt in trading in a specific period of time when market prices decline by a specified percentage during the course of a trading day). If the trading of a security held in the Nuveen ETF’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the sub-adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Nuveen ETF, the sub-adviser promptly will disclose on the Nuveen ETF’s website the identity and weighting of such security for so long as such security’s trading is halted

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or otherwise does not have readily available market quotations and remains in the Actual Portfolio. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Nuveen ETF will continue to be met or will remain unchanged. In addition, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Nuveen ETF being unable to buy or sell certain securities or financial instruments. In such circumstances, the Nuveen ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Because the Nuveen ETF trades on the basis of published Proxy Portfolios, it may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, the Nuveen ETF may cost investors more to trade especially during periods of market volatility.

• Tracking Error Risk—Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.

• Quantitative Analysis Risk—The risk that securities selected for Funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of a Fund’s portfolio.

• Senior Loan Risk—Many senior loans are rated lower than investment grade, or considered to be of comparable credit risk, so they present credit risk comparable to high-yield securities. While backed by collateral, the value of the collateral may not equal a Fund’s investment and may be hard to sell, so the liquidation of the collateral may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose a Fund to call risk and illiquid investments risk. There is no organized exchange or board of trade on which loans are traded; rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some

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cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair a Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, a Fund may have limited recourse to compel payment in the event of default.

• Special Risks for Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the TIAA-CREF Inflation-Linked Bond Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

• U.S. Government Securities Risk—U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the

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issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent a Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

In addition to the investment risks set forth above, there are other non-principal risks associated with investing in the Funds and Underlying Funds and their investments that are discussed elsewhere in the Funds’ and Underlying Funds’ Prospectuses and in the Funds’ and Underlying Funds’ SAIs. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

Additional information on investment strategies and risks of the Funds and Underlying Funds

The Equity Funds

The Underlying Funds that invest primarily in equity securities—including the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Certain Equity Funds also may invest up to 20% of their assets in fixed-income securities (as defined for purposes of each Equity Fund’s investment strategies). Such Equity Funds may invest in fixed-income investments to obtain current

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income, to use cash balances effectively and in circumstances when Advisors or the Equity Fund’s other investment adviser or sub-adviser determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI. Certain Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Fund and/or certain Equity Funds may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund or an Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund or an Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline. In purchasing call and put options, a Fund or an Equity Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund or an Equity Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Funds and certain Equity Funds can also write (sell) put options. In writing put options, a Fund or an Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from the put options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline.

In addition, each Fund and/or certain Equity Funds may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund and/or certain Equity Funds may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund and/or an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors or the Equity Fund’s other investment adviser or sub-adviser deems advisable for other reasons, a Fund and/or certain Equity Funds may invest in investment company securities, such as ETFs. A Fund and/or certain Equity Funds may also invest in ETFs as well as ETNs for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which

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are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or a Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Non-Trust Underlying Funds”), it will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to NAV. In seeking to manage currency exposure, the Funds and/or certain Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Funds and certain Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

Certain Equity Funds may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—including the TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond, TIAA-CREF International Bond Fund and TIAA-CREF Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash

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management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Certain instruments in which a Fund or a Fixed-Income Fund may invest are subject to rates that are tied to an interest rate, such as LIBOR. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. Certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or a Fixed-Income Fund on certain instruments in which a Fund or a Fixed-Income Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Fund or a Fixed-Income Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a Fixed-Income Fund or a reduction in the effectiveness of related Fund or Fixed-Income Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund or a

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Fixed-Income Fund that holds such instrument. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund or a Fixed-Income Fund. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s or an Underlying Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Underlying Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s or an Underlying Fund’s service providers, including the investment adviser, Advisors, rely, and could otherwise disrupt the ability of employees of a Fund’s or an Underlying Fund’s service providers to perform essential tasks on behalf of a Fund or an Underlying Fund. In addition, sanctions and other measures could limit or prevent a Fund or an Underlying Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these

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policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s or an Underlying Fund’s investments.

Derivatives risks

The risks associated with investing in derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund or an Underlying Fund. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund or an Underlying Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund and the Underlying Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Fund or the Underlying Fund does not own. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact a Fund’s or an Underlying Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives, the Funds and the Underlying Funds.

Investments for temporary defensive purposes

Each Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including, for certain Underlying Funds, the TIAA-CREF Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing

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market losses but may otherwise fail to achieve their respective investment objectives. Cash assets are generally not income-generating and would impact a Fund’s or an Underlying Fund’s performance.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio turnover

While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocations. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust or other affiliated Underlying Funds, it may bear transaction costs, including brokerage commissions, when it transacts in shares of Non-Trust Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Non-Trust Underlying Funds generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Funds and, ultimately, by shareholders. The portfolio turnover rates of the Funds during recent fiscal periods are provided in the Financial highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher portfolio turnover rate. A high portfolio turnover rate for an Underlying Fund generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Underlying Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high portfolio turnover rates may be more likely to generate capital gains that must be distributed to the Funds, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

Each Fund may offer Institutional Class, Advisor Class, Premier Class and Retirement Class shares in this Prospectus. The Lifecycle Retirement Income Fund also offers Retail Class shares. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if

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you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of June 30, 2022, Advisors and TCIM together had approximately $394 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The Funds offered in the Prospectus, however, pay the management fees and other expenses that are described in the tables of fees and expenses in this Prospectus. The management fees paid by the Funds to Advisors are intended to compensate Advisors for its services to the Funds and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Funds. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

Advisors manages the assets of the Funds pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Funds with investment research, advice and supervision; furnishing an investment program for the Funds; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

Investment management fees

Under the terms of the Management Agreement, Advisors is entitled to a fee that is made up of two components, which are added together to create the total investment management fee. The first component, the Asset Allocation Fee Rate,

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is an annual rate of 0.10% of the average daily net assets of each Fund. The second component, the Underlying Funds Fee Rate, is calculated as follows: for each Underlying Fund of the Trust in which a Fund is invested, the effective Underlying Fund’s annual investment management fee rate, as determined pursuant to its investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (other than the Class W shares investment management fee waiver and/or reimbursement arrangement for the Underlying Funds of the Trust discussed below), in proportion to the percentage of the Fund’s net assets invested in the Underlying Fund, applied to the average daily net assets of the Fund. Advisors has contractually agreed to waive a portion of the Asset Allocation Fee Rate component and the Underlying Funds Fee Rate component of the Funds’ investment management fees equal to, on an annual basis, the following percentages of the average daily net assets of each Fund:

	Asset Allocation	Underlying Funds
	Fee Rate waiver	Fee Rate waiver
Lifecycle Retirement Income Fund	0.100%	0.027%
Lifecycle 2010 Fund	0.100%	0.023%
Lifecycle 2015 Fund	0.100%	0.028%
Lifecycle 2020 Fund	0.100%	0.030%
Lifecycle 2025 Fund	0.100%	0.032%
Lifecycle 2030 Fund	0.100%	0.044%
Lifecycle 2035 Fund	0.100%	0.056%
Lifecycle 2040 Fund	0.100%	0.076%
Lifecycle 2045 Fund	0.100%	0.075%
Lifecycle 2050 Fund	0.100%	0.085%
Lifecycle 2055 Fund	0.100%	0.085%
Lifecycle 2060 Fund	0.100%	0.085%
Lifecycle 2065 Fund	0.100%	0.096%

These waivers will remain in effect through September 30, 2025 with respect to the Asset Allocation Fee Rate waiver and September 30, 2023 with respect to the Underlying Funds Fee Rate waiver unless changed with approval of the Board of Trustees. Due to waivers that were in place prior to October 1, 2022, during the fiscal year ended May 31, 2022, Advisors received from the Funds the following effective annual fee rates as a percentage of average daily net assets of each Fund:

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Effective annual fee rate
(fiscal year ended May 31, 2022)
Lifecycle Retirement Income Fund	0.270%
Lifecycle 2010 Fund	0.280%
Lifecycle 2015 Fund	0.280%
Lifecycle 2020 Fund	0.280%
Lifecycle 2025 Fund	0.280%
Lifecycle 2030 Fund	0.280%
Lifecycle 2035 Fund	0.290%
Lifecycle 2040 Fund	0.290%
Lifecycle 2045 Fund	0.290%
Lifecycle 2050 Fund	0.290%
Lifecycle 2055 Fund	0.290%
Lifecycle 2060 Fund	0.290%
Lifecycle 2065 Fund	0.280%

Advisors also receives investment management fees as the investment adviser to the Real Property Fund, and is entitled to receive investment management fees as the investment adviser to the Underlying Funds of the Trust. However, for the Class W shares of the Underlying Funds of the Trust, Advisors has contractually agreed to waive and/or reimburse Class W share’s net investment management fees in their entirety so long as such fees are incurred by the Funds directly. Advisors expects this waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. Each Fund directly bears a pro rata share of the investment management fees incurred by Class W shares of the Underlying Funds of the Trust in which the Fund invests through the Underlying Funds Fee Rate component of the Fund’s investment management fees, as discussed above, and such fees are reflected as part of “Management fees” in the “Fees and expenses” section of each Fund in this Prospectus. The Funds do not incur any fees or expenses of the Real Property Fund, the Nuveen Dividend Growth Fund, the Nuveen Dividend Value Fund, the Nuveen ETF, the Nuveen International Growth Fund or any other Non-Trust Underlying Funds directly, and any such fees and expenses are reflected as part of “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in this Prospectus. Affiliates of Advisors receive investment management fees as the investment adviser or sub-adviser of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund.

In addition, Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by a Fund) that exceed certain amounts, as stated in the “Fees and expenses” section of

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each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees. Each Fund also pays Advisors for certain administrative services Advisors provides to the Funds on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended May 31, 2022. For a free copy of the Funds’ shareholder reports, please call 800-842-2252, visit the Funds’ website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Funds are managed by a team of managers, whose members are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Funds and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
LIFECYCLE FUNDS
Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2006
John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager)	2006	1992	2006
Steve Sedmak, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2016 to Present (strategic allocation research); Voya Investment Management—2006 to 2016 (head of portfolio implementation for the multi-asset strategies group)	2016	2001	2018

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

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Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Advisors, in its capacity as administrator to the Funds and the Underlying Funds of the Trust, has contractually agreed to reimburse, for Class W shares of the Underlying Funds of the Trust, Class W share’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety so long as the Funds reimburse Advisors for such expenses, as described below. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. As part of this contractual arrangement, each Fund has agreed to reimburse Advisors for the Fund’s pro rata share of the Class W shares other expenses of the Underlying Funds of the Trust in which the Fund invests that are reimbursed by Advisors pursuant to the arrangement. Therefore, these expenses are reflected as part of “Other expenses” in the “Fees and expenses” section of each Fund in this Prospectus. Any amounts excluded from Advisors’ reimbursement of the net other expenses allocable to Class W shares of the Underlying Funds of the Trust will be incurred indirectly by the Funds and reflected as “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in this Prospectus, as applicable.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Premier Class and Retail Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively.

Additional information about payments to intermediaries appears in the Funds’ SAI.

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Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Funds

Institutional Class

More information about the Funds’ distribution and services arrangements for Institutional Class shares appears in the Funds’ SAI.

Advisor Class

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Advisors, on behalf of the Advisor Class shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. The Funds have adopted a Shareholder Servicing Plan (“Servicing Plan”) with respect to Advisor Class shares that has been approved by the Board of Trustees that outlines the types of services to be provided to the Funds by these financial intermediaries. The Servicing Plan also provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts.

More information about the Funds’ distribution and service arrangements for Advisor Class shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

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More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Funds pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist it with fulfilling its obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

Retail Class

The Lifecycle Retirement Income Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and shareholder account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Other payments by Nuveen Securities, Advisors or their affiliates

In addition to the payments from the Funds made to financial intermediaries as previously described, Nuveen Securities, Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the TIAA-CREF Funds. These payments

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are often referred to as “revenue sharing.” These payments may be made in order to promote the sale and retention of Fund shares by intermediaries and their customers. The amounts of these distribution-related revenue sharing payments may vary by financial intermediary and, with respect to a given financial intermediary, are typically calculated by reference to the amount of the financial intermediary’s recent gross sales of TIAA-CREF Fund shares and/or total assets of TIAA-CREF Funds held by the intermediary’s customers. The level of distribution-related revenue sharing payments that Nuveen Securities, Advisors or their affiliates are willing to provide to a particular financial intermediary may be affected by, among other factors, the intermediary’s total assets held in and recent net investments into the TIAA-CREF Funds, the intermediary’s level of participation in TIAA-CREF Fund sales and marketing programs, the intermediary’s compensation program for its registered representatives who sell TIAA-CREF Fund shares and provide services to TIAA-CREF Fund shareholders, and the asset class of the TIAA-CREF Funds for which these payments are provided. The SAI contains additional information about these payments. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates have been permitted to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

In addition to revenue sharing payments to financial intermediaries related to distribution of the Funds’ shares, Advisors or its affiliates may also make revenue sharing payments out of their own assets to financial intermediaries as compensation for certain recordkeeping, shareholder communications and other account administration services provided to TIAA-CREF Fund shareholders who own their shares through these financial intermediaries’ accounts. These servicing-related revenue sharing payments are in addition to any applicable sub-transfer agency or similar fees paid to these financial intermediaries with respect to these services by the TIAA-CREF Funds out of Fund assets.

The amounts of revenue sharing payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The financial intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities, Advisors and/or their affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Advisors, Nuveen

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Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds and at their market value per share in the case of ETFs. The values of any shares of Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

To value securities and other instruments held by the Underlying Funds (or the Fund, as applicable) of the Trust (other than for the Money Market Fund), such Underlying Funds (or Fund, as applicable) generally use market quotations or values obtained from independent pricing services to value such assets. If market quotations are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE Exchanges are closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on

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foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE Exchanges are closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Underlying Fund of the Trust may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Fixed-income securities held by an Underlying Fund of the Trust, including money market instruments (other than those held by a money market Underlying Fund of the Trust), are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Advisors the responsibility of making fair value determinations. A Fund will use fair value, as determined under its fair value procedures, to the extent that the value of any of its investments, including any Underlying Funds, is unavailable or not considered reliable.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount

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distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. The Lifecycle Retirement Income Fund plans to pay dividends on a quarterly basis. Each other Fund plans to pay dividends on an annual basis.

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On a Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to

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restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the IRS (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first

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coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

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Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under the Internal Revenue Code of 1986, as amended (the “Code”) section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Funds offer five share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class. Institutional Class shares are available for purchase directly from the Funds by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Funds directly at 800-223-1200 or www.tiaa.org. Investors should note that certain account minimums may be required for purchasing Institutional Class or Retail Class shares.

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Share class eligibility

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. The Advisor Class is not available to SEPs, SAR-SEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, DST Asset Manager Solutions, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Institutional Class and Retail Class

Institutional Class and Retail Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

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• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Eligibility—Advisor Class, Premier Class and Retirement Class

Advisor Class, Premier Class and Retirement Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers (existing Direct Purchasers of Advisor Class shares only);

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Institutional Class and Retail Class shares:

• Institutional Class shares: The minimum initial investment is $2 million per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliates. Financial Intermediary Accounts where neither the investor nor the intermediary will receive, from the Funds or their affiliates, any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agency fees, so called “finder’s fees,” administration fees or similar fees with respect to Institutional Class shares are not subject to initial purchase or subsequent investment minimums. Employee Benefit Plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Funds are also exempt from initial and subsequent investment minimums.

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for

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all other account types. Subsequent investments for all account types must be at least $100.

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class, Premier Class or Retirement Class shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Institutional Class, Advisor Class, Premier Class, Retirement Class or Retail Class shares. For more information with regard to Institutional Class, Advisor Class, Premier Class or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Retail Class shares, or if you are a Direct Purchaser of Advisor Class shares, please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shares

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

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How to open an account—Retail Class

Accounts can be opened via mail or in person. To open an account, send the Funds a completed application with your initial investment. To download an application to mail to the Funds, please visit the TIAA Web Center at www.tiaa.org. If you have any questions or need help obtaining or completing the application, call the Funds at 800-223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

Minimum initial and subsequent investment

For Direct Purchasers of Institutional Class shares, the minimum initial investment is $2 million per Fund account. The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. The Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class shares.

All Direct Purchasers of Institutional Class and Advisor Class shares and all Retail Class shareholders automatically have the right to buy shares by telephone, and all Retail Class shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the Funds at 800-223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from the Funds’ website. The Institutional Class, Advisor Class and Retail Class impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Transaction methods for purchases

Over the Internet: With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

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By telephone: You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager or by calling 800-223-1200. You can request electronic withdrawals from your designated bank account to buy additional Advisor Class or Retail Class shares of the Funds by calling 800-223-1200.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219227

Kansas City, MO 64121-9227

Overnight Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street, STE 219227

Kansas City, MO 64105-1407

Purchasing via wire: See the section entitled “For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients—Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account deposit slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Fund receives your request. The Fund can suspend, change or terminate

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the Automatic Investment Plan option at any time, although the Fund will notify you if this occurs.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for a Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If a Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shareholders, the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

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For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Institutional Class, Advisor Class, Premier Class and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan.

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Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771
All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

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Purchases of Institutional Class or Advisor Class shares through a broker-dealer or other financial intermediary

There are no associated sales charges or Rule 12b-1 plan fees for the purchase of Institutional Class or Advisor Class shares. However, pursuant to SEC guidance, certain broker-dealers or other financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders commissions or transaction fees determined by the broker-dealer or other financial intermediary related to the purchase of these shares. These commissions and transaction fees are not disclosed in this Prospectus. Other share classes of the Funds that have different fees and expenses are available. You should consult with your broker-dealer or other financial intermediary or visit its website for more information.

As discussed above, Nuveen Securities, Advisors or their affiliates also may make revenue sharing payments to broker-dealers or other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether revenue sharing payments may be made or received when a broker-dealer or other financial intermediary has imposed its own commissions or transaction fees. Based on future regulatory developments, such payments may be terminated.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Market timing/excessive trading policy—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential

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criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

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You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or

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savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Institutional Class, Advisor Class, Premier Class and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that

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provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Institutional Class, Advisor Class and Retail Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements.

Over the Internet: With TIAA’s Web Center, Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Institutional Class, Advisor Class, Premier Class and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Institutional Class, Advisor Class and Retail Class shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

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By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Institutional Class, Advisor Class, Premier Class and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Retail Class each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund’s portfolio (which may consist of either Class W shares of one or more Underlying Funds of the Trust, shares of Non-Trust Underlying Funds or actual securities originally held by one or more Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

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Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Market timing/excessive trading policy—applicable to all investors” below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Direct Purchasers of Institutional Class or Advisor Class shares and Retail Class shareholders, an exchange into a fund in which you already own shares must be for at least $1,000 for Institutional Class and $50 for Retail Class and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

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By telephone: If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager or 800-223-1200. For Direct Purchasers of Advisor Class or Retail Class shares, please call 800-223-1200. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Institutional Class or Advisor Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each

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class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Advisor Class shares to Retail Class shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

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Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Institutional Class, Advisor Class, Premier Class or Retirement Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right,

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without prior notice, to establish a minimum amount required to maintain an account.

• Advisor Class, Premier Class and Retirement Class. There is currently no minimum account size for maintaining an Advisor Class, Premier Class or Retirement Class account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

Account Maintenance Fee—Retail Class. The Funds charge an annual Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the annual Account Maintenance Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the annual Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold

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Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

• Advisor Class, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Retail Class. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Advice about your account—Direct Purchasers only. Neither the Funds nor any affiliate of Advisors nor any service provider to the Funds has provided advice, recommendations or suggestions as to any specific investment decision in the Funds. Shareholders are urged to consult their own advisors before making

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investment-related decisions, including but not limited to those related to transfers or rollovers from retirement plans, purchases or sales of investments, selection or retention of investment managers, or selection of account beneficiaries.

Customer complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Senior Director, Client Distribution Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA Web Center and telephone transactions. The Funds are not liable for losses from unauthorized TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the same Fund and then redeems or exchanges any monies out of that Fund, the

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shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures may not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds. In addition, the market timing policies and procedures may not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds.

A Fund may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing activity. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

Each Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Funds, thereby making it more difficult for the Funds to identify market timing activity by such individual investors. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds believe that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are

TIAA-CREF Lifecycle Funds  ■  Prospectus     277

being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Funds through an intermediary, including through a retirement plan or Employee Benefit Plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this

278     Prospectus  ■  TIAA-CREF Lifecycle Funds

information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg indices

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s indices

The Indexes in the S&P Target Date Index Series are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by the Funds. Standard & Poor’s®and S&P®are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones®is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Target Date Index Series to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Funds with respect to the S&P Target Date Index Series is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes in the S&P Target Date Index Series are determined, composed and calculated by S&P Dow Jones Indices without regard to the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the S&P Target Date Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of Fund shares or in the determination or

TIAA-CREF Lifecycle Funds  ■  Prospectus     279

calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Target Date Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

s&p dow jones indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the s&p target date index series or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. s&p dow jones indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. s&p dow jones indices makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by the funds, owners of the funds, or any other person or entity from the use of the s&p target date index series or with respect to any data related thereto. without limiting any of the foregoing, in no event whatsoever shall s&p dow jones indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. there are no third party beneficiaries of any agreements or arrangements between s&p dow jones indices and the funds, other than the licensors of s&p dow jones indices.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the

280     Prospectus  ■  TIAA-CREF Lifecycle Funds

investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: Usually called a “junk bond,” a bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment Glidepath: The general movement of the target allocations of the Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities and direct real estate to Underlying

TIAA-CREF Lifecycle Funds  ■  Prospectus     281

Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

282     Prospectus  ■  TIAA-CREF Lifecycle Funds

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in the Funds’ Annual Report, which is available without charge upon request by calling 800-842-2252, by visiting the Funds’ website at www.tiaa.org or by visiting the SEC’s website at www.sec.gov.

TIAA-CREF Lifecycle Funds  ■  Prospectus     283

Financial highlights

Lifecycle Retirement Income Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 12.81	$ 0.29		$ (1.02)	$ (0.73)	$ (0.38)	$ (0.56)
	5/31/21	11.52	0.23		1.76	1.99	(0.31)	(0.39)
	5/31/20	11.29	0.33		0.36	0.69	(0.29)	(0.17)
	5/31/19	11.68	0.29		(0.04)	0.25	(0.32)	(0.32)
	5/31/18	11.40	0.26		0.43	0.69	(0.31)	(0.10)

Advisor Class
	5/31/22	12.81	0.30		(1.04)	(0.74)	(0.37)	(0.56)
	5/31/21	11.52	0.20		1.78	1.98	(0.30)	(0.39)
	5/31/20	11.29	0.32		0.36	0.68	(0.28)	(0.17)
	5/31/19	11.68	0.30		(0.05)	0.25	(0.32)	(0.32)
	5/31/18	11.41	0.25		0.43	0.68	(0.31)	(0.10)

Premier Class
	5/31/22	12.80	0.27		(1.01)	(0.74)	(0.37)	(0.56)
	5/31/21	11.51	0.21		1.76	1.97	(0.29)	(0.39)
	5/31/20	11.28	0.31		0.36	0.67	(0.27)	(0.17)
	5/31/19	11.67	0.27		(0.03)	0.24	(0.31)	(0.32)
	5/31/18	11.40	0.25		0.42	0.67	(0.30)	(0.10)

Retirement Class
	5/31/22	12.78	0.26		(1.02)	(0.76)	(0.35)	(0.56)
	5/31/21	11.49	0.20		1.76	1.96	(0.28)	(0.39)
	5/31/20	11.26	0.30		0.36	0.66	(0.26)	(0.17)
	5/31/19	11.65	0.26		(0.04)	0.22	(0.29)	(0.32)
	5/31/18	11.38	0.23		0.43	0.66	(0.29)	(0.10)

Retail Class
	5/31/22	12.79	0.26		(1.02)	(0.76)	(0.35)	(0.56)
	5/31/21	11.51	0.20		1.75	1.95	(0.28)	(0.39)
	5/31/20	11.27	0.30		0.37	0.67	(0.26)	(0.17)
	5/31/19	11.66	0.26		(0.04)	0.22	(0.29)	(0.32)
	5/31/18	11.39	0.23		0.43	0.66	(0.29)	(0.10)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

284     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.94)	$ 11.14	(6.25)%	$222,227	0.43%[g]		0.26%[g]		2.37%	28%
(0.70)	12.81	17.67	244,923	0.43	[g]	0.29	[g]	1.87	41
(0.46)	11.52	6.14	219,016	0.48	[g]	0.33	[g]	2.84	30
(0.64)	11.29	2.48	192,832	0.38	[f]	0.22	[f]	2.52	25
(0.41)	11.68	6.02	202,413	0.15	[e]	0.00	[e]	2.24	18

(0.93)	11.14	(6.33)	609	0.50	[g]	0.34	[g]	2.44	28
(0.69)	12.81	17.57	596	0.52	[g]	0.38	[g]	1.63	41
(0.45)	11.52	6.04	310	0.57	[g]	0.42	[g]	2.74	30
(0.64)	11.29	2.43	296	0.47	[f]	0.31	[f]	2.68	25
(0.41)	11.68	5.91	216	0.18	[e]	0.03	[e]	2.14	18

(0.93)	11.13	(6.40)	17,624	0.58	[g]	0.41	[g]	2.17	28
(0.68)	12.80	17.51	19,161	0.58	[g]	0.44	[g]	1.71	41
(0.44)	11.51	5.97	17,410	0.63	[g]	0.48	[g]	2.69	30
(0.63)	11.28	2.33	28,947	0.53	[f]	0.37	[f]	2.40	25
(0.40)	11.67	5.77	36,733	0.30	[e]	0.15	[e]	2.11	18

(0.91)	11.11	(6.49)	157,609	0.68	[g]	0.50	[g]	2.11	28
(0.67)	12.78	17.43	200,300	0.68	[g]	0.54	[g]	1.61	41
(0.43)	11.49	5.88	179,106	0.73	[g]	0.58	[g]	2.59	30
(0.61)	11.26	2.23	179,625	0.63	[f]	0.48	[f]	2.27	25
(0.39)	11.65	5.68	192,819	0.40	[e]	0.25	[e]	2.00	18

(0.91)	11.12	(6.49)	131,167	0.70	[g]	0.51	[g]	2.10	28
(0.67)	12.79	17.31	144,030	0.71	[g]	0.54	[g]	1.62	41
(0.43)	11.51	5.97	122,730	0.75	[g]	0.58	[g]	2.58	30
(0.61)	11.27	2.14	117,869	0.66	[f]	0.48	[f]	2.28	25
(0.39)	11.66	5.76	115,783	0.43	[e]	0.25	[e]	2.00	18

TIAA-CREF Lifecycle Funds  ■  Prospectus     285

Financial highlights

Lifecycle 2010 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 12.20	$ 0.27		$ (0.94)	$ (0.67)	$ (0.41)	$ (0.83)
	5/31/21	11.27	0.22		1.73	1.95	(0.34)	(0.68)
	5/31/20	11.14	0.32		0.38	0.70	(0.30)	(0.27)
	5/31/19	11.65	0.28		(0.06)	0.22	(0.35)	(0.38)
	5/31/18	11.48	0.26		0.47	0.73	(0.33)	(0.23)

Advisor Class
	5/31/22	12.22	0.26		(0.93)	(0.67)	(0.40)	(0.83)
	5/31/21	11.30	0.22		1.71	1.93	(0.33)	(0.68)
	5/31/20	11.15	0.19		0.53	0.72	(0.30)	(0.27)
	5/31/19	11.66	0.27		(0.06)	0.21	(0.34)	(0.38)
	5/31/18	11.48	0.26		0.48	0.74	(0.33)	(0.23)

Premier Class
	5/31/22	12.17	0.25		(0.94)	(0.69)	(0.38)	(0.83)
	5/31/21	11.24	0.20		1.73	1.93	(0.32)	(0.68)
	5/31/20	11.11	0.31		0.37	0.68	(0.28)	(0.27)
	5/31/19	11.62	0.27		(0.07)	0.20	(0.33)	(0.38)
	5/31/18	11.45	0.24		0.47	0.71	(0.31)	(0.23)

Retirement Class
	5/31/22	14.80	0.30		(1.17)	(0.87)	(0.37)	(0.83)
	5/31/21	13.48	0.23		2.07	2.30	(0.30)	(0.68)
	5/31/20	13.22	0.35		0.45	0.80	(0.27)	(0.27)
	5/31/19	13.68	0.30		(0.07)	0.23	(0.31)	(0.38)
	5/31/18	13.39	0.27		0.55	0.82	(0.30)	(0.23)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

286     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.24)	$ 10.29	(6.34)%	$700,875	0.41%[g]		0.26%[g]		2.34%	21%
(1.02)	12.20	17.75	836,684	0.42	[g]	0.29	[g]	1.84	38
(0.57)	11.27	6.29	720,990	0.46	[g]	0.33	[g]	2.85	28
(0.73)	11.14	2.26	675,843	0.35	[f]	0.23	[f]	2.50	22
(0.56)	11.65	6.45	698,687	0.12	[e]	0.00	[e]	2.23	21

(1.23)	10.32	(6.32)	177	0.48	[g]	0.33	[g]	2.29	21
(1.01)	12.22	17.57	164	0.49	[g]	0.36	[g]	1.81	38
(0.57)	11.30	6.45	144	0.56	[g]	0.37	[g]	1.67	28
(0.72)	11.15	2.33	131	0.39	[f]	0.27	[f]	2.39	22
(0.56)	11.66	6.44	117	0.13	[e]	0.01	[e]	2.24	21

(1.21)	10.27	(6.45)	50,141	0.56	[g]	0.41	[g]	2.16	21
(1.00)	12.17	17.62	77,845	0.57	[g]	0.44	[g]	1.70	38
(0.55)	11.24	6.10	73,048	0.61	[g]	0.48	[g]	2.68	28
(0.71)	11.11	2.10	112,673	0.50	[f]	0.37	[f]	2.39	22
(0.54)	11.62	6.31	147,851	0.27	[e]	0.15	[e]	2.09	21

(1.20)	12.73	(6.56)	290,686	0.66	[g]	0.51	[g]	2.09	21
(0.98)	14.80	17.45	368,266	0.67	[g]	0.54	[g]	1.62	38
(0.54)	13.48	6.02	353,355	0.71	[g]	0.58	[g]	2.58	28
(0.69)	13.22	2.01	374,999	0.60	[f]	0.48	[f]	2.26	22
(0.53)	13.68	6.16	409,891	0.37	[e]	0.25	[e]	1.97	21

TIAA-CREF Lifecycle Funds  ■  Prospectus     287

Financial highlights

Lifecycle 2015 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 10.81	$ 0.23		$ (0.85)	$ (0.62)	$ (0.36)	$ (0.65)
	5/31/21	9.62	0.19		1.66	1.85	(0.30)	(0.36)
	5/31/20	9.45	0.27		0.34	0.61	(0.26)	(0.18)
	5/31/19	10.05	0.24		(0.10)	0.14	(0.30)	(0.44)
	5/31/18	9.97	0.22		0.48	0.70	(0.29)	(0.33)

Advisor Class
	5/31/22	10.81	0.22		(0.86)	(0.64)	(0.35)	(0.65)
	5/31/21	9.61	0.18		1.67	1.85	(0.29)	(0.36)
	5/31/20	9.45	0.26		0.34	0.60	(0.26)	(0.18)
	5/31/19	10.05	0.23		(0.09)	0.14	(0.30)	(0.44)
	5/31/18	9.96	0.22		0.49	0.71	(0.29)	(0.33)

Premier Class
	5/31/22	10.76	0.21		(0.84)	(0.63)	(0.34)	(0.65)
	5/31/21	9.57	0.17		1.66	1.83	(0.28)	(0.36)
	5/31/20	9.41	0.25		0.33	0.58	(0.24)	(0.18)
	5/31/19	10.01	0.22		(0.09)	0.13	(0.29)	(0.44)
	5/31/18	9.92	0.21		0.49	0.70	(0.28)	(0.33)

Retirement Class
	5/31/22	13.82	0.27		(1.12)	(0.85)	(0.33)	(0.65)
	5/31/21	12.13	0.21		2.11	2.32	(0.27)	(0.36)
	5/31/20	11.82	0.31		0.41	0.72	(0.23)	(0.18)
	5/31/19	12.37	0.26		(0.10)	0.16	(0.27)	(0.44)
	5/31/18	12.12	0.24		0.60	0.84	(0.26)	(0.33)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

288     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.01)	$ 9.18	(6.43)%	$1,005,382	0.41%[g]		0.27%[g]		2.25%	20%
(0.66)	10.81	19.56	1,217,691	0.42	[g]	0.29	[g]	1.83	36
(0.44)	9.62	6.43	1,088,594	0.46	[g]	0.34	[g]	2.80	26
(0.74)	9.45	1.89	1,061,156	0.35	[f]	0.23	[f]	2.43	21
(0.62)	10.05	7.09	1,070,488	0.12	[e]	0.00	[e]	2.18	19

(1.00)	9.17	(6.61)	390	0.52	[g]	0.38	[g]	2.15	20
(0.65)	10.81	19.60	255	0.52	[g]	0.39	[g]	1.75	36
(0.44)	9.61	6.29	185	0.55	[g]	0.39	[g]	2.66	26
(0.74)	9.45	1.88	126	0.38	[f]	0.26	[f]	2.38	21
(0.62)	10.05	7.16	107	0.13	[e]	0.02	[e]	2.19	19

(0.99)	9.14	(6.54)	71,144	0.56	[g]	0.42	[g]	2.06	20
(0.64)	10.76	19.47	116,117	0.57	[g]	0.44	[g]	1.67	36
(0.42)	9.57	6.14	107,025	0.61	[g]	0.49	[g]	2.61	26
(0.73)	9.41	1.83	173,266	0.49	[f]	0.37	[f]	2.31	21
(0.61)	10.01	6.96	235,104	0.27	[e]	0.15	[e]	2.04	19

(0.98)	11.99	(6.73)	393,955	0.66	[g]	0.52	[g]	2.01	20
(0.63)	13.82	19.34	500,838	0.67	[g]	0.54	[g]	1.60	36
(0.41)	12.13	6.06	492,656	0.71	[g]	0.59	[g]	2.54	26
(0.71)	11.82	1.74	548,992	0.60	[f]	0.48	[f]	2.19	21
(0.59)	12.37	6.87	635,454	0.37	[e]	0.25	[e]	1.93	19

TIAA-CREF Lifecycle Funds  ■  Prospectus     289

Financial highlights

Lifecycle 2020 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 11.26	$ 0.23		$ (0.91)	$ (0.68)	$ (0.38)	$ (0.72)
	5/31/21	9.89	0.20		1.90	2.10	(0.32)	(0.41)
	5/31/20	9.73	0.27		0.37	0.64	(0.25)	(0.23)
	5/31/19	10.43	0.23		(0.13)	0.10	(0.31)	(0.49)
	5/31/18	10.22	0.22		0.61	0.83	(0.30)	(0.32)

Advisor Class
	5/31/22	11.25	0.21		(0.90)	(0.69)	(0.37)	(0.72)
	5/31/21	9.89	0.14		1.94	2.08	(0.31)	(0.41)
	5/31/20	9.73	0.26		0.38	0.64	(0.25)	(0.23)
	5/31/19	10.42	0.23		(0.13)	0.10	(0.30)	(0.49)
	5/31/18	10.21	0.19		0.64	0.83	(0.30)	(0.32)

Premier Class
	5/31/22	11.23	0.21		(0.92)	(0.71)	(0.35)	(0.72)
	5/31/21	9.87	0.18		1.89	2.07	(0.30)	(0.41)
	5/31/20	9.70	0.25		0.38	0.63	(0.23)	(0.23)
	5/31/19	10.40	0.22		(0.14)	0.08	(0.29)	(0.49)
	5/31/18	10.19	0.21		0.61	0.82	(0.29)	(0.32)

Retirement Class
	5/31/22	14.78	0.27		(1.24)	(0.97)	(0.34)	(0.72)
	5/31/21	12.79	0.22		2.46	2.68	(0.28)	(0.41)
	5/31/20	12.45	0.32		0.47	0.79	(0.22)	(0.23)
	5/31/19	13.10	0.27		(0.16)	0.11	(0.27)	(0.49)
	5/31/18	12.69	0.24		0.76	1.00	(0.27)	(0.32)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

290     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.10)	$ 9.48	(6.86)%	$2,303,415	0.40%[g]		0.27%[g]		2.15%	22%
(0.73)	11.26	21.61	2,712,681	0.42	[g]	0.29	[g]	1.82	38
(0.48)	9.89	6.43	2,374,405	0.47	[g]	0.35	[g]	2.75	26
(0.80)	9.73	1.45	2,247,877	0.36	[f]	0.24	[f]	2.33	23
(0.62)	10.43	8.07	2,188,054	0.11	[e]	0.00	[e]	2.11	17

(1.09)	9.47	(6.93)	498	0.46	[g]	0.32	[g]	1.91	22
(0.72)	11.25	21.43	726	0.48	[g]	0.35	[g]	1.26	38
(0.48)	9.89	6.42	352	0.51	[g]	0.39	[g]	2.61	26
(0.79)	9.73	1.39	200	0.35	[f]	0.24	[f]	2.32	23
(0.62)	10.42	8.17	226	0.17	[e]	0.06	[e]	1.85	17

(1.07)	9.45	(7.06)	165,761	0.55	[g]	0.42	[g]	1.96	22
(0.71)	11.23	21.37	252,876	0.57	[g]	0.45	[g]	1.66	38
(0.46)	9.87	6.35	249,364	0.62	[g]	0.50	[g]	2.53	26
(0.78)	9.70	1.27	401,306	0.50	[f]	0.38	[f]	2.21	23
(0.61)	10.40	7.94	503,806	0.26	[e]	0.15	[e]	1.97	17

(1.06)	12.75	(7.17)	764,245	0.65	[g]	0.52	[g]	1.89	22
(0.69)	14.78	21.27	993,670	0.67	[g]	0.55	[g]	1.59	38
(0.45)	12.79	6.21	947,495	0.72	[g]	0.60	[g]	2.50	26
(0.76)	12.45	1.18	1,032,037	0.60	[f]	0.49	[f]	2.09	23
(0.59)	13.10	7.89	1,146,465	0.36	[e]	0.25	[e]	1.86	17

TIAA-CREF Lifecycle Funds  ■  Prospectus     291

Financial highlights

Lifecycle 2025 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 11.76	$ 0.23		$ (0.99)	$ (0.76)	$ (0.39)	$ (0.76)
	5/31/21	10.04	0.19		2.27	2.46	(0.31)	(0.43)
	5/31/20	9.89	0.27		0.40	0.67	(0.25)	(0.27)
	5/31/19	10.68	0.22		(0.21)	0.01	(0.30)	(0.50)
	5/31/18	10.33	0.21		0.75	0.96	(0.30)	(0.31)

Advisor Class
	5/31/22	11.75	0.22		(0.98)	(0.76)	(0.38)	(0.76)
	5/31/21	10.03	0.15		2.31	2.46	(0.31)	(0.43)
	5/31/20	9.88	0.27		0.39	0.66	(0.24)	(0.27)
	5/31/19	10.68	0.22		(0.22)	0.00 [d]	(0.30)	(0.50)
	5/31/18	10.33	0.21		0.75	0.96	(0.30)	(0.31)

Premier Class
	5/31/22	11.70	0.21		(0.98)	(0.77)	(0.37)	(0.76)
	5/31/21	9.99	0.18		2.25	2.43	(0.29)	(0.43)
	5/31/20	9.84	0.24		0.40	0.64	(0.22)	(0.27)
	5/31/19	10.63	0.21		(0.22)	(0.01)	(0.28)	(0.50)
	5/31/18	10.28	0.20		0.75	0.95	(0.29)	(0.31)

Retirement Class
	5/31/22	15.63	0.26		(1.35)	(1.09)	(0.34)	(0.76)
	5/31/21	13.14	0.22		2.97	3.19	(0.27)	(0.43)
	5/31/20	12.79	0.32		0.51	0.83	(0.21)	(0.27)
	5/31/19	13.57	0.26		(0.27)	(0.01)	(0.27)	(0.50)
	5/31/18	12.97	0.24		0.94	1.18	(0.27)	(0.31)

[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

292     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.15)	$ 9.85	(7.33)%	$3,488,042	0.40%[g]		0.27%[g]		2.01%	25%
(0.74)	11.76	24.96	3,909,833	0.43	[g]	0.30	[g]	1.76	40
(0.52)	10.04	6.59	3,142,487	0.48	[g]	0.36	[g]	2.66	28
(0.80)	9.89	0.58	2,786,751	0.37	[f]	0.25	[f]	2.18	20
(0.61)	10.68	9.46	2,580,691	0.11	[e]	0.00	[e]	2.00	16

(1.14)	9.85	(7.32)	391	0.48	[g]	0.34	[g]	1.93	25
(0.74)	11.75	24.93	553	0.49	[g]	0.36	[g]	1.35	40
(0.51)	10.03	6.55	133	0.54	[g]	0.42	[g]	2.66	28
(0.80)	9.88	0.53	125	0.40	[f]	0.28	[f]	2.18	20
(0.61)	10.68	9.30	133	0.17	[e]	0.05	[e]	1.96	16

(1.13)	9.80	(7.44)	236,147	0.55	[g]	0.42	[g]	1.83	25
(0.72)	11.70	24.80	336,773	0.58	[g]	0.45	[g]	1.59	40
(0.49)	9.99	6.41	295,668	0.63	[g]	0.51	[g]	2.39	28
(0.78)	9.84	0.51	488,247	0.51	[f]	0.39	[f]	2.06	20
(0.60)	10.63	9.24	573,643	0.26	[e]	0.15	[e]	1.86	16

(1.10)	13.44	(7.55)	973,393	0.65	[g]	0.52	[g]	1.75	25
(0.70)	15.63	24.64	1,217,409	0.68	[g]	0.55	[g]	1.52	40
(0.48)	13.14	6.40	1,103,642	0.73	[g]	0.61	[g]	2.39	28
(0.77)	12.79	0.33	1,131,196	0.61	[f]	0.50	[f]	1.95	20
(0.58)	13.57	9.12	1,220,041	0.36	[e]	0.25	[e]	1.75	16

TIAA-CREF Lifecycle Funds  ■  Prospectus     293

Financial highlights

Lifecycle 2030 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 12.01	$ 0.21		$ (1.02)	$ (0.81)	$ (0.40)	$ (0.83)
	5/31/21	10.01	0.19		2.60	2.79	(0.32)	(0.47)
	5/31/20	9.87	0.26		0.42	0.68	(0.23)	(0.31)
	5/31/19	10.78	0.21		(0.29)	(0.08)	(0.30)	(0.53)
	5/31/18	10.33	0.20		0.90	1.10	(0.31)	(0.34)

Advisor Class
	5/31/22	12.01	0.21		(1.03)	(0.82)	(0.39)	(0.83)
	5/31/21	10.01	0.18		2.60	2.78	(0.31)	(0.47)
	5/31/20	9.87	0.20		0.47	0.67	(0.22)	(0.31)
	5/31/19	10.78	0.21		(0.30)	(0.09)	(0.29)	(0.53)
	5/31/18	10.34	0.20		0.89	1.09	(0.31)	(0.34)

Premier Class
	5/31/22	11.95	0.19		(1.02)	(0.83)	(0.38)	(0.83)
	5/31/21	9.96	0.17		2.59	2.76	(0.30)	(0.47)
	5/31/20	9.82	0.23		0.42	0.65	(0.20)	(0.31)
	5/31/19	10.73	0.20		(0.30)	(0.10)	(0.28)	(0.53)
	5/31/18	10.28	0.19		0.89	1.08	(0.29)	(0.34)

Retirement Class
	5/31/22	16.36	0.25		(1.44)	(1.19)	(0.36)	(0.83)
	5/31/21	13.39	0.22		3.51	3.73	(0.29)	(0.47)
	5/31/20	13.04	0.31		0.54	0.85	(0.19)	(0.31)
	5/31/19	13.96	0.24		(0.37)	(0.13)	(0.26)	(0.53)
	5/31/18	13.21	0.23		1.14	1.37	(0.28)	(0.34)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

294     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.23)	$ 9.97	(7.66)%	$3,872,654	0.41%[g]		0.26%[g]		1.86%	26%
(0.79)	12.01	28.49	4,216,718	0.43	[g]	0.30	[g]	1.69	41
(0.54)	10.01	6.69	3,244,106	0.49	[g]	0.37	[g]	2.57	26
(0.83)	9.87	(0.25)	2,793,594	0.38	[f]	0.26	[f]	2.03	20
(0.65)	10.78	10.76	2,626,467	0.11	[e]	0.00	[e]	1.89	12

(1.22)	9.97	(7.71)	497	0.46	[g]	0.31	[g]	1.88	26
(0.78)	12.01	28.41	520	0.50	[g]	0.37	[g]	1.65	41
(0.53)	10.01	6.65	317	0.56	[g]	0.44	[g]	2.02	26
(0.82)	9.87	(0.32)	117	0.43	[f]	0.32	[f]	2.01	20
(0.65)	10.78	10.63	124	0.15	[e]	0.04	[e]	1.88	12

(1.21)	9.91	(7.87)	265,245	0.56	[g]	0.41	[g]	1.66	26
(0.77)	11.95	28.35	369,690	0.58	[g]	0.45	[g]	1.52	41
(0.51)	9.96	6.52	310,511	0.64	[g]	0.52	[g]	2.26	26
(0.81)	9.82	(0.33)	505,271	0.52	[f]	0.40	[f]	1.90	20
(0.63)	10.73	10.56	585,462	0.26	[e]	0.15	[e]	1.76	12

(1.19)	13.98	(7.94)	1,008,369	0.66	[g]	0.51	[g]	1.60	26
(0.76)	16.36	28.25	1,254,456	0.68	[g]	0.55	[g]	1.46	41
(0.50)	13.39	6.42	1,064,906	0.74	[g]	0.62	[g]	2.29	26
(0.79)	13.04	(0.54)	1,062,709	0.62	[f]	0.50	[f]	1.79	20
(0.62)	13.96	10.43	1,139,069	0.36	[e]	0.25	[e]	1.64	12

TIAA-CREF Lifecycle Funds  ■  Prospectus     295

Financial highlights

Lifecycle 2035 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 12.37	$ 0.20		$ (1.08)	$ (0.88)	$ (0.42)	$ (0.94)
	5/31/21	10.07	0.19		2.97	3.16	(0.32)	(0.54)
	5/31/20	9.97	0.25		0.44	0.69	(0.23)	(0.36)
	5/31/19	10.99	0.20		(0.38)	(0.18)	(0.29)	(0.55)
	5/31/18	10.44	0.19		1.04	1.23	(0.31)	(0.37)

Advisor Class
	5/31/22	12.35	0.19		(1.07)	(0.88)	(0.41)	(0.94)
	5/31/21	10.06	0.18		2.96	3.14	(0.31)	(0.54)
	5/31/20	9.96	0.28		0.40	0.68	(0.22)	(0.36)
	5/31/19	10.98	0.20		(0.38)	(0.18)	(0.29)	(0.55)
	5/31/18	10.43	0.19		1.04	1.23	(0.31)	(0.37)

Premier Class
	5/31/22	12.33	0.18		(1.07)	(0.89)	(0.40)	(0.94)
	5/31/21	10.04	0.17		2.96	3.13	(0.30)	(0.54)
	5/31/20	9.93	0.22		0.45	0.67	(0.20)	(0.36)
	5/31/19	10.95	0.18		(0.38)	(0.20)	(0.27)	(0.55)
	5/31/18	10.41	0.18		1.03	1.21	(0.30)	(0.37)

Retirement Class
	5/31/22	17.27	0.24		(1.56)	(1.32)	(0.38)	(0.94)
	5/31/21	13.78	0.22		4.09	4.31	(0.28)	(0.54)
	5/31/20	13.44	0.31		0.58	0.89	(0.19)	(0.36)
	5/31/19	14.50	0.23		(0.49)	(0.26)	(0.25)	(0.55)
	5/31/18	13.58	0.22		1.35	1.57	(0.28)	(0.37)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

296     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.36)	$ 10.13	(8.19)%	$4,103,430	0.41%[g]		0.25%[g]		1.72%	27%
(0.86)	12.37	32.19	4,468,950	0.44	[g]	0.30	[g]	1.63	44
(0.59)	10.07	6.67	3,369,098	0.50	[g]	0.38	[g]	2.48	23
(0.84)	9.97	(1.08)	2,855,455	0.38	[f]	0.27	[f]	1.87	17
(0.68)	10.99	11.98	2,729,789	0.11	[e]	0.00	[e]	1.76	13

(1.35)	10.12	(8.20)	447	0.49	[g]	0.34	[g]	1.64	27
(0.85)	12.35	32.02	472	0.52	[g]	0.39	[g]	1.56	44
(0.58)	10.06	6.64	363	0.58	[g]	0.46	[g]	2.74	23
(0.84)	9.96	(1.11)	110	0.40	[f]	0.29	[f]	1.89	17
(0.68)	10.98	11.96	121	0.15	[e]	0.04	[e]	1.74	13

(1.34)	10.10	(8.29)	277,894	0.56	[g]	0.40	[g]	1.52	27
(0.84)	12.33	31.99	396,128	0.59	[g]	0.45	[g]	1.46	44
(0.56)	10.04	6.59	324,978	0.65	[g]	0.53	[g]	2.14	23
(0.82)	9.93	(1.25)	550,501	0.52	[f]	0.41	[f]	1.75	17
(0.67)	10.95	11.76	627,471	0.26	[e]	0.15	[e]	1.63	13

(1.32)	14.63	(8.42)	923,818	0.66	[g]	0.50	[g]	1.46	27
(0.82)	17.27	31.86	1,157,175	0.69	[g]	0.55	[g]	1.40	44
(0.55)	13.78	6.48	978,160	0.75	[g]	0.63	[g]	2.21	23
(0.80)	13.44	(1.37)	980,659	0.63	[f]	0.51	[f]	1.63	17
(0.65)	14.50	11.67	1,038,703	0.36	[e]	0.25	[e]	1.51	13

TIAA-CREF Lifecycle Funds  ■  Prospectus     297

Financial highlights

Lifecycle 2040 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 12.52	$ 0.19		$ (1.10)	$ (0.91)	$ (0.44)	$ (1.05)
	5/31/21	9.99	0.18		3.30	3.48	(0.33)	(0.62)
	5/31/20	9.91	0.24		0.46	0.70	(0.20)	(0.42)
	5/31/19	11.15	0.18		(0.47)	(0.29)	(0.29)	(0.66)
	5/31/18	10.51	0.18		1.20	1.38	(0.32)	(0.42)

Advisor Class
	5/31/22	12.51	0.18		(1.10)	(0.92)	(0.43)	(1.05)
	5/31/21	9.98	0.17		3.30	3.47	(0.32)	(0.62)
	5/31/20	9.90	0.23		0.47	0.70	(0.20)	(0.42)
	5/31/19	11.14	0.18		(0.48)	(0.30)	(0.28)	(0.66)
	5/31/18	10.50	0.18		1.20	1.38	(0.32)	(0.42)

Premier Class
	5/31/22	12.48	0.17		(1.09)	(0.92)	(0.42)	(1.05)
	5/31/21	9.95	0.15		3.31	3.46	(0.31)	(0.62)
	5/31/20	9.87	0.20		0.48	0.68	(0.18)	(0.42)
	5/31/19	11.11	0.16		(0.47)	(0.31)	(0.27)	(0.66)
	5/31/18	10.47	0.16		1.20	1.36	(0.30)	(0.42)

Retirement Class
	5/31/22	18.04	0.24		(1.66)	(1.42)	(0.39)	(1.05)
	5/31/21	14.05	0.21		4.69	4.90	(0.29)	(0.62)
	5/31/20	13.71	0.30		0.62	0.92	(0.16)	(0.42)
	5/31/19	15.03	0.21		(0.62)	(0.41)	(0.25)	(0.66)
	5/31/18	13.93	0.20		1.60	1.80	(0.28)	(0.42)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

298     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.49)	$ 10.12	(8.47)%	$4,851,096	0.41%[g]		0.24%[g]		1.61%	29%
(0.95)	12.52	35.87	5,311,332	0.44	[g]	0.29	[g]	1.54	46
(0.62)	9.99	6.74	3,930,425	0.51	[g]	0.39	[g]	2.36	23
(0.95)	9.91	(2.09)	3,346,627	0.39	[f]	0.27	[f]	1.68	18
(0.74)	11.15	13.28	3,322,450	0.11	[e]	0.00	[e]	1.60	14

(1.48)	10.11	(8.55)	239	0.48	[g]	0.31	[g]	1.53	29
(0.94)	12.51	35.84	305	0.51	[g]	0.37	[g]	1.48	46
(0.62)	9.98	6.70	204	0.57	[g]	0.45	[g]	2.27	23
(0.94)	9.90	(2.13)	130	0.41	[f]	0.30	[f]	1.70	18
(0.74)	11.14	13.27	117	0.14	[e]	0.03	[e]	1.62	14

(1.47)	10.09	(8.57)	314,758	0.56	[g]	0.39	[g]	1.44	29
(0.93)	12.48	35.81	441,951	0.59	[g]	0.45	[g]	1.36	46
(0.60)	9.95	6.55	372,625	0.66	[g]	0.54	[g]	1.97	23
(0.93)	9.87	(2.28)	678,439	0.53	[f]	0.41	[f]	1.56	18
(0.72)	11.11	13.17	781,576	0.26	[e]	0.15	[e]	1.48	14

(1.44)	15.18	(8.67)	1,085,996	0.66	[g]	0.49	[g]	1.36	29
(0.91)	18.04	35.59	1,391,417	0.69	[g]	0.55	[g]	1.31	46
(0.58)	14.05	6.51	1,161,770	0.76	[g]	0.64	[g]	2.08	23
(0.91)	13.71	(2.37)	1,176,223	0.63	[f]	0.52	[f]	1.44	18
(0.70)	15.03	13.05	1,283,032	0.36	[e]	0.25	[e]	1.36	14

TIAA-CREF Lifecycle Funds  ■  Prospectus     299

Financial highlights

Lifecycle 2045 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 15.57	$ 0.22		$ (1.38)	$ (1.16)	$ (0.53)	$ (1.27)
	5/31/21	11.98	0.20		4.45	4.65	(0.36)	(0.70)
	5/31/20	11.89	0.28		0.55	0.83	(0.22)	(0.52)
	5/31/19	12.88	0.19		(0.59)	(0.40)	(0.30)	(0.29)
	5/31/18	11.73	0.19		1.44	1.63	(0.37)	(0.11)

Advisor Class
	5/31/22	15.57	0.23		(1.40)	(1.17)	(0.52)	(1.27)
	5/31/21	11.99	0.22		4.41	4.63	(0.35)	(0.70)
	5/31/20	11.89	0.27		0.57	0.84	(0.22)	(0.52)
	5/31/19	12.88	0.20		(0.60)	(0.40)	(0.30)	(0.29)
	5/31/18	11.73	0.19		1.44	1.63	(0.37)	(0.11)

Premier Class
	5/31/22	15.49	0.20		(1.38)	(1.18)	(0.50)	(1.27)
	5/31/21	11.93	0.18		4.42	4.60	(0.34)	(0.70)
	5/31/20	11.83	0.22		0.59	0.81	(0.19)	(0.52)
	5/31/19	12.82	0.17		(0.59)	(0.42)	(0.28)	(0.29)
	5/31/18	11.68	0.17		1.43	1.60	(0.35)	(0.11)

Retirement Class
	5/31/22	15.43	0.18		(1.37)	(1.19)	(0.49)	(1.27)
	5/31/21	11.89	0.17		4.39	4.56	(0.32)	(0.70)
	5/31/20	11.80	0.24		0.56	0.80	(0.19)	(0.52)
	5/31/19	12.78	0.16		(0.58)	(0.42)	(0.27)	(0.29)
	5/31/18	11.65	0.16		1.42	1.58	(0.34)	(0.11)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

300     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.80)	$ 12.61	(8.63)%	$3,351,968	0.41%[g]		0.23%[g]		1.52%	29%
(1.06)	15.57	39.80	3,557,269	0.44	[g]	0.30	[g]	1.44	46
(0.74)	11.98	6.60	2,441,105	0.52	[g]	0.40	[g]	2.25	19
(0.59)	11.89	(2.79)	1,915,136	0.40	[f]	0.28	[f]	1.55	13
(0.48)	12.88	13.96	1,756,138	0.11	[e]	0.00	[e]	1.52	11

(1.79)	12.61	(8.67)	168	0.45	[g]	0.27	[g]	1.55	29
(1.05)	15.57	39.64	153	0.50	[g]	0.35	[g]	1.57	46
(0.74)	11.99	6.66	155	0.56	[g]	0.44	[g]	2.23	19
(0.59)	11.89	(2.79)	117	0.39	[f]	0.28	[f]	1.57	13
(0.48)	12.88	13.94	126	0.12	[e]	0.01	[e]	1.53	11

(1.77)	12.54	(8.77)	224,448	0.56	[g]	0.38	[g]	1.34	29
(1.04)	15.49	39.52	309,234	0.59	[g]	0.45	[g]	1.26	46
(0.71)	11.93	6.50	234,573	0.67	[g]	0.55	[g]	1.81	19
(0.57)	11.83	(2.96)	435,004	0.54	[f]	0.42	[f]	1.41	13
(0.46)	12.82	13.78	451,707	0.26	[e]	0.15	[e]	1.39	11

(1.76)	12.48	(8.89)	613,731	0.66	[g]	0.48	[g]	1.26	29
(1.02)	15.43	39.38	779,894	0.69	[g]	0.55	[g]	1.21	46
(0.71)	11.89	6.40	621,730	0.77	[g]	0.65	[g]	1.98	19
(0.56)	11.80	(3.00)	599,598	0.64	[f]	0.52	[f]	1.30	13
(0.45)	12.78	13.62	609,733	0.36	[e]	0.25	[e]	1.27	11

TIAA-CREF Lifecycle Funds  ■  Prospectus     301

Financial highlights

Lifecycle 2050 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 15.83	$ 0.22		$ (1.42)	$ (1.20)	$ (0.55)	$ (1.19)
	5/31/21	12.05	0.20		4.57	4.77	(0.36)	(0.63)
	5/31/20	11.94	0.28		0.56	0.84	(0.22)	(0.51)
	5/31/19	12.95	0.19		(0.61)	(0.42)	(0.30)	(0.29)
	5/31/18	11.77	0.19		1.47	1.66	(0.37)	(0.11)

Advisor Class
	5/31/22	15.82	0.13		(1.34)	(1.21)	(0.53)	(1.19)
	5/31/21	12.04	0.14		4.63	4.77	(0.36)	(0.63)
	5/31/20	11.95	0.28		0.54	0.82	(0.22)	(0.51)
	5/31/19	12.95	0.19		(0.60)	(0.41)	(0.30)	(0.29)
	5/31/18	11.77	0.19		1.47	1.66	(0.37)	(0.11)

Premier Class
	5/31/22	15.76	0.20		(1.42)	(1.22)	(0.52)	(1.19)
	5/31/21	12.00	0.18		4.55	4.73	(0.34)	(0.63)
	5/31/20	11.89	0.22		0.59	0.81	(0.19)	(0.51)
	5/31/19	12.89	0.17		(0.60)	(0.43)	(0.28)	(0.29)
	5/31/18	11.72	0.17		1.46	1.63	(0.35)	(0.11)

Retirement Class
	5/31/22	15.68	0.18		(1.40)	(1.22)	(0.51)	(1.19)
	5/31/21	11.94	0.17		4.53	4.70	(0.33)	(0.63)
	5/31/20	11.85	0.24		0.55	0.79	(0.19)	(0.51)
	5/31/19	12.85	0.16		(0.60)	(0.44)	(0.27)	(0.29)
	5/31/18	11.68	0.16		1.46	1.62	(0.34)	(0.11)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

302     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.74)	$ 12.89	(8.73)%	$2,529,399	0.41%[g]		0.22%[g]		1.49%	27%
(0.99)	15.83	40.55	2,626,383	0.45	[g]	0.29	[g]	1.43	43
(0.73)	12.05	6.70	1,730,080	0.52	[g]	0.40	[g]	2.24	18
(0.59)	11.94	(2.97)	1,267,704	0.40	[f]	0.28	[f]	1.52	12
(0.48)	12.95	14.16	1,131,187	0.12	[e]	0.00	[e]	1.49	10

(1.72)	12.89	(8.75)	580	0.49	[g]	0.30	[g]	0.93	27
(0.99)	15.82	40.56	395	0.49	[g]	0.33	[g]	0.96	43
(0.73)	12.04	6.51	118	0.55	[g]	0.42	[g]	2.22	18
(0.59)	11.95	(2.90)	117	0.40	[f]	0.28	[f]	1.55	12
(0.48)	12.95	14.15	127	0.13	[e]	0.01	[e]	1.50	10

(1.71)	12.83	(8.86)	159,978	0.56	[g]	0.37	[g]	1.34	27
(0.97)	15.76	40.35	205,713	0.60	[g]	0.44	[g]	1.25	43
(0.70)	12.00	6.50	152,698	0.67	[g]	0.55	[g]	1.74	18
(0.57)	11.89	(3.07)	319,987	0.55	[f]	0.43	[f]	1.38	12
(0.46)	12.89	13.99	319,950	0.27	[e]	0.15	[e]	1.37	10

(1.70)	12.76	(8.93)	439,910	0.66	[g]	0.47	[g]	1.22	27
(0.96)	15.68	40.27	549,874	0.70	[g]	0.54	[g]	1.19	43
(0.70)	11.94	6.33	424,505	0.77	[g]	0.65	[g]	1.95	18
(0.56)	11.85	(3.19)	399,296	0.65	[f]	0.53	[f]	1.27	12
(0.45)	12.85	13.93	396,498	0.37	[e]	0.25	[e]	1.25	10

TIAA-CREF Lifecycle Funds  ■  Prospectus     303

Financial highlights

Lifecycle 2055 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 18.38	$ 0.26		$ (1.68)	$ (1.42)	$ (0.63)	$ (1.15)
	5/31/21	13.77	0.23		5.32	5.55	(0.41)	(0.53)
	5/31/20	13.61	0.31		0.63	0.94	(0.25)	(0.53)
	5/31/19	14.69	0.21		(0.70)	(0.49)	(0.33)	(0.26)
	5/31/18	13.31	0.21		1.67	1.88	(0.39)	(0.11)

Advisor Class
	5/31/22	18.37	0.26		(1.69)	(1.43)	(0.62)	(1.15)
	5/31/21	13.77	0.23		5.30	5.53	(0.40)	(0.53)
	5/31/20	13.61	0.31		0.63	0.94	(0.25)	(0.53)
	5/31/19	14.69	0.22		(0.71)	(0.49)	(0.33)	(0.26)
	5/31/18	13.31	0.21		1.67	1.88	(0.39)	(0.11)

Premier Class
	5/31/22	18.30	0.23		(1.67)	(1.44)	(0.60)	(1.15)
	5/31/21	13.72	0.20		5.29	5.49	(0.38)	(0.53)
	5/31/20	13.56	0.24		0.67	0.91	(0.22)	(0.53)
	5/31/19	14.63	0.19		(0.69)	(0.50)	(0.31)	(0.26)
	5/31/18	13.26	0.19		1.67	1.86	(0.38)	(0.11)

Retirement Class
	5/31/22	18.29	0.21		(1.67)	(1.46)	(0.58)	(1.15)
	5/31/21	13.71	0.19		5.29	5.48	(0.37)	(0.53)
	5/31/20	13.56	0.27		0.63	0.90	(0.22)	(0.53)
	5/31/19	14.63	0.17		(0.68)	(0.51)	(0.30)	(0.26)
	5/31/18	13.26	0.17		1.67	1.84	(0.36)	(0.11)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
304     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.78)	$ 15.18	(8.73)%	$1,127,411	0.42%[g]		0.22%[g]		1.47%	26%
(0.94)	18.38	41.14	1,092,033	0.47	[g]	0.29	[g]	1.41	41
(0.78)	13.77	6.56	653,177	0.54	[g]	0.40	[g]	2.24	18
(0.59)	13.61	(3.04)	404,603	0.43	[f]	0.29	[f]	1.49	10
(0.50)	14.69	14.29	307,441	0.14	[e]	0.00	[e]	1.45	9

(1.77)	15.17	(8.78)	155	0.45	[g]	0.26	[g]	1.49	26
(0.93)	18.37	41.04	162	0.50	[g]	0.33	[g]	1.40	41
(0.78)	13.77	6.56	121	0.56	[g]	0.41	[g]	2.20	18
(0.59)	13.61	(3.05)	119	0.42	[f]	0.28	[f]	1.52	10
(0.50)	14.69	14.28	128	0.15	[e]	0.01	[e]	1.47	9

(1.75)	15.11	(8.86)	76,685	0.57	[g]	0.37	[g]	1.33	26
(0.91)	18.30	40.88	93,442	0.60	[g]	0.44	[g]	1.24	41
(0.75)	13.72	6.37	62,637	0.69	[g]	0.55	[g]	1.68	18
(0.57)	13.56	(3.14)	135,603	0.57	[f]	0.43	[f]	1.35	10
(0.49)	14.63	14.13	118,351	0.29	[e]	0.15	[e]	1.35	9

(1.73)	15.10	(8.97)	195,461	0.67	[g]	0.47	[g]	1.21	26
(0.90)	18.29	40.80	237,666	0.71	[g]	0.54	[g]	1.18	41
(0.75)	13.71	6.28	181,024	0.79	[g]	0.65	[g]	1.95	18
(0.56)	13.56	(3.24)	155,354	0.67	[f]	0.53	[f]	1.24	10
(0.47)	14.63	14.03	137,389	0.39	[e]	0.25	[e]	1.22	9

TIAA-CREF Lifecycle Funds  ■  Prospectus     305

Financial highlights

Lifecycle 2060 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 15.36	$ 0.22		$ (1.43)	$ (1.21)	$ (0.53)	$ (0.66)
	5/31/21	11.35	0.19		4.45	4.64	(0.32)	(0.31)
	5/31/20	11.13	0.25		0.52	0.77	(0.21)	(0.34)
	5/31/19	12.02	0.18		(0.59)	(0.41)	(0.27)	(0.21)
	5/31/18	10.81	0.16		1.39	1.55	(0.29)	(0.05)

Advisor Class
	5/31/22	15.35	0.22		(1.44)	(1.22)	(0.52)	(0.66)
	5/31/21	11.35	0.17		4.46	4.63	(0.32)	(0.31)
	5/31/20	11.13	0.25		0.51	0.76	(0.20)	(0.34)
	5/31/19	12.02	0.17		(0.58)	(0.41)	(0.27)	(0.21)
	5/31/18	10.81	0.16		1.39	1.55	(0.29)	(0.05)

Premier Class
	5/31/22	15.33	0.20		(1.44)	(1.24)	(0.51)	(0.66)
	5/31/21	11.33	0.17		4.44	4.61	(0.30)	(0.31)
	5/31/20	11.11	0.19		0.56	0.75	(0.19)	(0.34)
	5/31/19	12.00	0.16		(0.59)	(0.43)	(0.25)	(0.21)
	5/31/18	10.80	0.15		1.38	1.53	(0.28)	(0.05)

Retirement Class
	5/31/22	15.30	0.18		(1.43)	(1.25)	(0.49)	(0.66)
	5/31/21	11.31	0.16		4.43	4.59	(0.29)	(0.31)
	5/31/20	11.10	0.22		0.51	0.73	(0.18)	(0.34)
	5/31/19	11.99	0.15		(0.59)	(0.44)	(0.24)	(0.21)
	5/31/18	10.79	0.13		1.39	1.52	(0.27)	(0.05)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

306     Prospectus  ■  TIAA-CREF Lifecycle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.19)	$ 12.96	(8.71)%	$364,640	0.45%[g]		0.22%[g]		1.48%	26%
(0.63)	15.36	41.61	313,864	0.49	[g]	0.29	[g]	1.39	40
(0.55)	11.35	6.60	155,744	0.62	[g]	0.39	[g]	2.18	22
(0.48)	11.13	(3.17)	81,477	0.55	[f]	0.29	[f]	1.54	36
(0.34)	12.02	14.51	58,836	0.34	[e]	0.00	[e]	1.39	37

(1.18)	12.95	(8.77)	208	0.51	[g]	0.28	[g]	1.48	26
(0.63)	15.35	41.50	241	0.54	[g]	0.34	[g]	1.25	40
(0.54)	11.35	6.60	117	0.66	[g]	0.44	[g]	2.16	22
(0.48)	11.13	(3.20)	115	0.55	[f]	0.30	[f]	1.51	36
(0.34)	12.02	14.47	133	0.38	[e]	0.04	[e]	1.41	37

(1.17)	12.92	(8.92)	19,013	0.60	[g]	0.37	[g]	1.39	26
(0.61)	15.33	41.44	18,792	0.64	[g]	0.44	[g]	1.25	40
(0.53)	11.33	6.48	10,846	0.77	[g]	0.55	[g]	1.68	22
(0.46)	11.11	(3.31)	18,553	0.70	[f]	0.44	[f]	1.39	36
(0.33)	12.00	14.32	13,028	0.49	[e]	0.15	[e]	1.30	37

(1.15)	12.90	(8.97)	60,036	0.70	[g]	0.47	[g]	1.22	26
(0.60)	15.30	41.31	63,880	0.74	[g]	0.54	[g]	1.16	40
(0.52)	11.31	6.32	38,705	0.87	[g]	0.65	[g]	1.91	22
(0.45)	11.10	(3.41)	27,045	0.79	[f]	0.53	[f]	1.27	36
(0.32)	11.99	14.24	24,314	0.59	[e]	0.25	[e]	1.07	37

TIAA-CREF Lifecycle Funds  ■  Prospectus     307

Financial highlights

Lifecycle 2065 Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22		$ 12.45	$ 0.17		$ (1.15)	$ (0.98)	$ (0.41)	$ (0.32)
	5/31/21	†	10.00	0.14		2.60	2.74	(0.26)	(0.03)

Advisor Class
	5/31/22		12.44	0.19		(1.21)	(1.02)	(0.55)	(0.32)
	5/31/21	†	10.00	0.13		2.60	2.73	(0.26)	(0.03)

Premier Class
	5/31/22		12.43	0.13		(1.13)	(1.00)	(0.52)	(0.32)
	5/31/21	†	10.00	0.12		2.60	2.72	(0.26)	(0.03)

Retirement Class
	5/31/22		12.42	0.10		(1.07)	(0.97)	(0.40)	(0.32)
	5/31/21	†	10.00	0.12		2.58	2.70	(0.25)	(0.03)

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Funds expenses include the expenses of the Underlying Funds, excluding the expenses of the Real Property Fund.

[g]

The Fund’s expenses include the expenses of the Underlying Funds, excluding the expenses of the Nuveen Dividend Growth, Nuveen Dividend Value, Nuveen Growth Opportunities ETF, Nuveen International Growth and Real Property Fund.

[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
†	The Fund commenced operations on September 30, 2020.

308     Prospectus  ■  TIAA-CREF Lifecycle Funds

(concluded)

				Ratios and supplemental data

					Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return		Net assets at end of period (in thousands)	Gross expenses	Net expenses		Net investment income (loss)			Portfolio turnover rate

$ (0.73)	$ 10.74	(8.52)%		$17,581	1.80%[g]		0.21%[g]		1.44%		109%
(0.29)	12.45	27.76	[b]	4,818	4.73	[c,g]	0.26	[c,g]	1.81	[c]	49	[b]

(0.87)	10.55	(8.96)		527	1.81	[g]	0.23	[g]	1.55		109
(0.29)	12.44	27.62	[b]	622	5.07	[c,g]	0.41	[c,g]	1.70	[c]	49	[b]

(0.84)	10.59	(8.78)		1,784	1.96	[g]	0.36	[g]	1.11		109
(0.29)	12.43	27.51	[b]	726	5.20	[c,g]	0.41	[c,g]	1.60	[c]	49	[b]

(0.72)	10.73	(8.46)		3,862	2.06	[g]	0.46	[g]	0.91		109
(0.28)	12.42	27.38	[b]	802	5.33	[c,g]	0.51	[c,g]	1.54	[c]	49	[b]

TIAA-CREF Lifecycle Funds  ■  Prospectus     309

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[This page intentionally left blank.]

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Funds’ annual shareholder report dated May 31, 2022 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa.org

The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A12013 (10/22)

TIAA-CREF Funds	Prospectus

TIAA-CREF Lifecycle Index Funds

OCTOBER 1, 2022

Ticker
Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class

Lifecycle Index Retirement Income Fund	TRILX	TLIHX	TLIPX	TRCIX
Lifecycle Index 2010 Fund	TLTIX	TLTHX	TLTPX	TLTRX
Lifecycle Index 2015 Fund	TLFIX	TLFAX	TLFPX	TLGRX
Lifecycle Index 2020 Fund	TLWIX	TLWHX	TLWPX	TLWRX
Lifecycle Index 2025 Fund	TLQIX	TLQHX	TLVPX	TLQRX
Lifecycle Index 2030 Fund	TLHIX	TLHHX	TLHPX	TLHRX
Lifecycle Index 2035 Fund	TLYIX	TLYHX	TLYPX	TLYRX
Lifecycle Index 2040 Fund	TLZIX	TLZHX	TLPRX	TLZRX
Lifecycle Index 2045 Fund	TLXIX	TLMHX	TLMPX	TLMRX
Lifecycle Index 2050 Fund	TLLIX	TLLHX	TLLPX	TLLRX
Lifecycle Index 2055 Fund	TTIIX	TTIHX	TTIPX	TTIRX
Lifecycle Index 2060 Fund	TVIIX	TVIHX	TVIPX	TVITX
Lifecycle Index 2065 Fund	TFITX	TFIHX	TFIPX	TFIRX

This Prospectus describes the Institutional Class, Advisor Class, Premier Class and Retirement Class shares offered by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”). These Funds comprise the TIAA-CREF Lifecycle Index Funds (the “Lifecycle Index Funds”), a sub-family of funds offered by the Trust.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Lifecycle Index Retirement Income Fund

Investment objective 6

Fees and expenses 6

Shareholder fees 6

Annual Fund operating expenses 7

Example 7

Portfolio turnover 8

Principal investment strategies 8

Principal investment risks 10

Past performance 13

Portfolio management 16

Purchase and sale of Fund shares 16

Tax information 16

Payments to broker-dealers and other financial intermediary compensation 17

Summary information

Lifecycle Index 2010 Fund

Investment objective 18

Fees and expenses 18

Shareholder fees 18

Annual Fund operating expenses 19

Example 19

Portfolio turnover 20

Principal investment strategies 20

Principal investment risks 22

Past performance 26

Portfolio management 28

Purchase and sale of Fund shares 29

Tax information 29

Payments to broker-dealers and other financial intermediary compensation 29

Summary information

Lifecycle Index 2015 Fund

Investment objective 31

Fees and expenses 31

Shareholder fees 31

Annual Fund operating expenses 32

Example 32

Portfolio turnover 33

Principal investment strategies 33

Principal investment risks 35

Past performance 39

Portfolio management 41

Purchase and sale of Fund shares 42

Tax information 42

Payments to broker-dealers and other financial intermediary compensation 42

Summary information

Lifecycle Index 2020 Fund

Investment objective 44

Fees and expenses 44

Shareholder fees 44

Annual Fund operating expenses 45

Example 45

Portfolio turnover 46

Principal investment strategies 46

Principal investment risks 48

Past performance 52

Portfolio management 54

Purchase and sale of Fund shares 55

Tax information 55

Payments to broker-dealers and other financial intermediary compensation 55

Summary information

Lifecycle Index 2025 Fund

Investment objective 57

Fees and expenses 57

Shareholder fees 57

Annual Fund operating expenses 58

Example 58

Portfolio turnover 59

Principal investment strategies 59

Principal investment risks 61

Past performance 65

Portfolio management 67

Purchase and sale of Fund shares 68

Tax information 68

Payments to broker-dealers and other financial intermediary compensation 68

Summary information

Lifecycle Index 2030 Fund

Investment objective 70

Fees and expenses 70

Shareholder fees 70

Annual Fund operating expenses 71

Example 71

Portfolio turnover 72

Principal investment strategies 72

Principal investment risks 74

Past performance 78

Portfolio management 80

Purchase and sale of Fund shares 81

Tax information 81

Payments to broker-dealers and other financial intermediary compensation 81

Summary information

Lifecycle Index 2035 Fund

Investment objective 83

Fees and expenses 83

Shareholder fees 83

Annual Fund operating expenses 84

Example 84

Portfolio turnover 85

Principal investment strategies 85

Principal investment risks 87

Past performance 91

Portfolio management 93

Purchase and sale of Fund shares 94

Tax information 94

Payments to broker-dealers and other financial intermediary compensation 94

Summary information

Lifecycle Index 2040 Fund

Investment objective 96

Fees and expenses 96

Shareholder fees 96

Annual Fund operating expenses 97

Example 97

Portfolio turnover 98

Principal investment strategies 98

Principal investment risks 100

Past performance 104

Portfolio management 106

Purchase and sale of Fund shares 107

Tax information 107

Payments to broker-dealers and other financial intermediary compensation 107

Summary information

Lifecycle Index 2045 Fund

Investment objective 109

Fees and expenses 109

Shareholder fees 109

Annual Fund operating expenses 110

Example 110

Portfolio turnover 111

Principal investment strategies 111

Principal investment risks 113

Past performance 117

Portfolio management 119

Purchase and sale of Fund shares 120

Tax information 120

Payments to broker-dealers and other financial intermediary compensation 120

Summary information

Lifecycle Index 2050 Fund

Investment objective 122

Fees and expenses 122

Shareholder fees 122

Annual Fund operating expenses 123

Example 123

Portfolio turnover 124

Principal investment strategies 124

Principal investment risks 126

Past performance 130

Portfolio management 132

Purchase and sale of Fund shares 133

Tax information 133

Payments to broker-dealers and other financial intermediary compensation 133

Summary information

Lifecycle Index 2055 Fund

Investment objective 135

Fees and expenses 135

Shareholder fees 135

Annual Fund operating expenses 136

Example 136

Portfolio Turnover 137

Principal investment strategies 137

Principal investment risks 139

Past performance 143

Portfolio management 145

Purchase and sale of Fund shares 146

Tax information 146

Payments to broker-dealers and other financial intermediary compensation 146

Summary information

Lifecycle Index 2060 Fund

Investment objective 148

Fees and expenses 148

Shareholder fees 148

Annual Fund operating expenses 149

Example 149

Portfolio turnover 150

Principal investment strategies 150

Principal investment risks 152

Past performance 156

Portfolio management 158

Purchase and sale of Fund shares 159

Tax information 159

Payments to broker-dealers and other financial intermediary compensation 159

Summary information

Lifecycle Index 2065 Fund

Investment objective 161

Fees and expenses 161

Shareholder fees 161

Annual Fund operating expenses 162

Example 162

Portfolio turnover 163

Principal investment strategies 163

Principal investment risks 165

Past performance 169

Portfolio management 172

Purchase and sale of Fund shares 172

Tax information 172

Payments to broker-dealers and other financial intermediary compensation 173

Additional information about investment strategies and risks 173

Additional information about the Funds 173

More about the Funds’ strategies 174

Additional information about the Funds’ broad-based securities market indices 176

Additional information about the Funds’ composite benchmark indices 176

Additional information about the Underlying Funds 179

Additional information on investment risks of the Funds and Underlying Funds 180

Principal risks of the Funds 181

Additional information on principal risks of the Underlying Funds 190

Additional information on investment strategies and risks of the Funds and Underlying Funds 194

Portfolio holdings 198

Portfolio turnover 199

Share classes 199

Management of the Funds 199

The Funds’ investment adviser 199

Investment management fees 200

Portfolio management team 202

Other services 203

Distribution and service arrangements 204

All classes 204

Other payments by the Funds 204

Other payments by Nuveen Securities, Advisors or their affiliates 206

Calculating share price 207

Dividends and distributions 209

Taxes 210

Your account: purchasing, redeeming or exchanging shares 212

Fund shares offered in this Prospectus 212

Share class eligibility 213

Purchasing shares 215

Redeeming shares 221

Exchanging shares 225

Conversion of shares–applicable to all investors 227

Important transaction information 228

Market timing/excessive trading policy–applicable to all investors 231

Electronic prospectuses 232

Additional information about index providers 233

Additional information about the Trust and the Board of Trustees 235

Glossary 235

Financial highlights 237

Summary information

TIAA-CREF Lifecycle Index Retirement Income Fund

Investment objective

The Lifecycle Index Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Maximum Account Fee	0%	0%	0%	0%

6     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.17%	0.17%	0.17%	0.17%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.05%	0.15%	0.05%	0.30%

Total annual Fund operating expenses	0.22%	0.32%	0.37%	0.47%

Waivers and expense reimbursements[3,4]	(0.12)%	(0.12)%	(0.12)%	(0.12)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.017% of average daily net assets for Institutional Class shares; (ii) 0.167% of average daily net assets for Advisor Class shares; (iii) 0.167% of average daily net assets for Premier Class shares; and (iv) 0.267% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.083% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$59	$91	$107	$139
5 years	$112	$168	$196	$251
10 years	$268	$394	$456	$580

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in retirement (i.e., have already passed their retirement year) and may have begun taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets in Underlying Funds that are managed to seek investment returns that track particular market indices. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Advisors currently expects to allocate approximately 40.00% of the Fund’s assets to equity Underlying Funds and 60.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations may be changed and actual allocations may vary up to ten percentage points from the targets. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which may change, are approximately as follows: U.S. Equity: 26.00%; International Equity: 14.00%; Fixed-Income: 40.00%; Short-Term Fixed-Income: 10.00%; and Inflation-Protected Assets: 10.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income) and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

8     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. Investors should note that the Fund has a significant level of equity exposure and this exposure could cause fluctuation in the value of the Fund depending on the performance of the equity markets generally.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. The Fund has relatively fixed asset allocations that will not gradually adjust over time. Underlying Fund allocations may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	39.04%	U.S. Equity	25.35%	• TIAA-CREF Equity Index	25.35%
		International Equity	13.69%	• TIAA-CREF International Equity Index	9.27%
				• TIAA-CREF Emerging Markets Equity Index	4.42%
Fixed-Income	60.96%	Fixed-Income	40.70%	• TIAA-CREF Bond Index	40.70%
		Short-Term Fixed-Income	10.19%	• TIAA-CREF Short-Term Bond Index	10.19%
		Inflation- Protected Assets	10.07%	• TIAA-CREF Inflation-Linked Bond	10.07%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     9

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market,

10     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     11

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these

12     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     13

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index Retirement Income Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -13.22%.

Best quarter: 9.55%, for the quarter ended June 30, 2020. Worst quarter: -7.65%, for the quarter ended March 31, 2020.

14     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		6.82%	8.03%	6.81%
Return after taxes on distributions		5.60%	7.14%	6.02%
Return after taxes on distributions and sale of
Fund shares		4.44%	6.00%	5.17%
Institutional Class	9/30/2009
Return before taxes		7.14%	8.30%	7.08%
Advisor Class	12/4/2015
Return before taxes		7.03%	8.24%	6.93%#
Premier Class	9/30/2009
Return before taxes		6.98%	8.16%	6.92%

S&P Target Date Retirement Income Index		5.11%	6.52%	5.59%

Lifecycle Index Retirement Income Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.32%	8.36%	7.19%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index Retirement Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 14.0% MSCI EAFE + Emerging Markets Index; 10.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     15

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally

16     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     17

Summary information

TIAA-CREF Lifecycle Index 2010 Fund

Investment objective

The Lifecycle Index 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

18     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.17%	0.17%	0.17%	0.17%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.05%	0.14%	0.05%	0.30%

Total annual Fund operating expenses	0.22%	0.31%	0.37%	0.47%

Waivers and expense reimbursements[3,4]	(0.12)%	(0.11)%	(0.12)%	(0.12)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.017% of average daily net assets for Institutional Class shares; (ii) 0.167% of average daily net assets for Advisor Class shares; (iii) 0.167% of average daily net assets for Premier Class shares; and (iv) 0.267% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.083% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$59	$89	$107	$139
5 years	$112	$163	$196	$251
10 years	$268	$382	$456	$580

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     19

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2010 and who may have begun taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 37.00% of the Fund’s assets to equity Underlying Funds and 63.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2010 and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2040. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 24.05%; International Equity: 12.95%; Fixed-Income: 40.00%; Short-Term Fixed-Income: 13.00%; and Inflation-Protected Assets: 10.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

20     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	37.19%	U.S. Equity	24.15%	• TIAA-CREF Equity Index	24.15%
		International Equity	13.04%	• TIAA-CREF International Equity Index	8.83%
				• TIAA-CREF Emerging Markets Equity Index	4.21%
Fixed-Income	62.81%	Fixed-Income	40.57%	• TIAA-CREF Bond Index	40.57%
		Short-Term Fixed-Income	12.15%	• TIAA-CREF Short-Term Bond Index	12.15%
		Inflation- Protected Assets	10.09%	• TIAA-CREF Inflation-Linked Bond	10.09%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     21

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially

22     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     23

newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s

24     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     25

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

26     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2010 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -12.93%.

Best quarter: 9.54%, for the quarter ended June 30, 2020. Worst quarter: -7.68%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     27

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		6.75%	8.08%	7.20%
Return after taxes on distributions		5.30%	7.15%	6.38%
Return after taxes on distributions and sale of
Fund shares		4.47%	6.04%	5.49%
Institutional Class	9/30/2009
Return before taxes		6.95%	8.36%	7.47%
Advisor Class	12/4/2015
Return before taxes		6.91%	8.32%	7.34%#
Premier Class	9/30/2009
Return before taxes		6.87%	8.20%	7.31%

S&P Target Date 2010 Index		6.54%	7.36%	6.55%

Lifecycle Index 2010 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.14%	8.45%	7.59%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2010 Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 25.0% Russell 3000® Index; 13.5% MSCI EAFE+Emerging Markets Index; 11.5% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

28     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     29

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2015 Fund

Investment objective

The Lifecycle Index 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     31

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.17%	0.17%	0.17%	0.17%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.03%	0.13%	0.04%	0.28%

Total annual Fund operating expenses	0.20%	0.30%	0.36%	0.45%

Waivers and expense reimbursements[3,4]	(0.10)%	(0.10)%	(0.11)%	(0.10)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.02% of average daily net assets for Institutional Class shares; (ii) 0.17% of average daily net assets for Advisor Class shares; (iii) 0.17% of average daily net assets for Premier Class shares; and (iv) 0.27% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.080% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$54	$86	$105	$134
5 years	$103	$159	$191	$242
10 years	$245	$371	$445	$557

32     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2015 and who may have begun taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 42.00% of the Fund’s assets to equity Underlying Funds and 58.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2015 and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2045. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 27.30%; International Equity: 14.70%; Fixed-Income: 39.60%; Short-Term Fixed-Income: 9.20%; and Inflation-Protected Assets: 9.20%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     33

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	42.07%	U.S. Equity	27.31%	• TIAA-CREF Equity Index	27.31%
		International Equity	14.76%	• TIAA-CREF International Equity Index	9.99%
				• TIAA-CREF Emerging Markets Equity Index	4.77%
Fixed-Income	57.93%	Fixed-Income	40.12%	• TIAA-CREF Bond Index	40.12%
		Short-Term Fixed-Income	8.97%	• TIAA-CREF Short-Term Bond Index	8.97%
		Inflation- Protected Assets	8.84%	• TIAA-CREF Inflation-Linked Bond	8.84%

Total	100.00%	100.00%	100.00%

34     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     35

vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often

36     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     37

respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

38     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     39

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2015 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -13.72%.

Best quarter: 10.46%, for the quarter ended June 30, 2020. Worst quarter: -8.87%, for the quarter ended March 31, 2020.

40     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		7.63%	8.73%	7.84%
Return after taxes on distributions		6.16%	7.77%	7.01%
Return after taxes on distributions and sale of
Fund shares		5.12%	6.58%	6.05%
Institutional Class	9/30/2009
Return before taxes		7.85%	8.99%	8.10%
Advisor Class	12/4/2015
Return before taxes		7.82%	8.93%	7.97%#
Premier Class	9/30/2009
Return before taxes		7.71%	8.83%	7.94%

S&P Target Date 2015 Index		8.01%	8.08%	7.43%

Lifecycle Index 2015 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		8.03%	9.07%	8.22%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2015 Fund Composite Index consisted of: 39.3% Bloomberg U.S. Aggregate Bond Index; 28.3% Russell 3000® Index; 15.2% MSCI EAFE + Emerging Markets Index; 8.6% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 8.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     41

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

42     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     43

Summary information

TIAA-CREF Lifecycle Index 2020 Fund

Investment objective

The Lifecycle Index 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

44     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.17%	0.17%	0.17%	0.17%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.13%	0.02%	0.27%

Total annual Fund operating expenses	0.19%	0.30%	0.34%	0.44%

Waivers and expense reimbursements[3,4]	(0.09)%	(0.10)%	(0.09)%	(0.09)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.025% of average daily net assets for Institutional Class shares; (ii) 0.175% of average daily net assets for Advisor Class shares; (iii) 0.175% of average daily net assets for Premier Class shares; and (iv) 0.275% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.075% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$52	$86	$100	$132
5 years	$98	$159	$182	$237
10 years	$234	$371	$422	$546

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     45

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors who retired in, or planned to retire within a few years of, 2020 and who may have begun taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 47.00% of the Fund’s assets to equity Underlying Funds and 53.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative. The Fund had target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2020 and will reach the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2050. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 30.55%; International Equity: 16.45%; Fixed-Income: 38.60%; Short-Term Fixed-Income: 7.20%; and Inflation-Protected Assets: 7.20%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

46     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	47.06%	U.S. Equity	30.56%	• TIAA-CREF Equity Index	30.56%
		International Equity	16.50%	• TIAA-CREF International Equity Index	11.17%
				• TIAA-CREF Emerging Markets Equity Index	5.33%
Fixed-Income	52.94%	Fixed-Income	39.16%	• TIAA-CREF Bond Index	39.16%
		Short-Term Fixed-Income	6.94%	• TIAA-CREF Short-Term Bond Index	6.94%
		Inflation- Protected Assets	6.84%	• TIAA-CREF Inflation-Linked Bond	6.84%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     47

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially

48     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     49

newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s

50     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     51

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

52     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2020 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -14.45%.

Best quarter: 11.40%, for the quarter ended June 30, 2020. Worst quarter: -10.08%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     53

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		8.48%	9.40%	8.58%
Return after taxes on distributions		7.01%	8.51%	7.81%
Return after taxes on distributions and sale of
Fund shares		5.64%	7.16%	6.72%
Institutional Class	9/30/2009
Return before taxes		8.75%	9.67%	8.85%
Advisor Class	12/4/2015
Return before taxes		8.61%	9.57%	8.69%#
Premier Class	9/30/2009
Return before taxes		8.56%	9.50%	8.69%

S&P Target Date 2020 Index		8.76%	8.60%	8.13%

Lifecycle Index 2020 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		8.90%	9.75%	8.96%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2020 Fund Composite Index consisted of: 38.3% Bloomberg U.S. Aggregate Bond Index; 31.5% Russell 3000® Index; 17.0% MSCI EAFE + Emerging Markets Index; 6.6% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 6.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

54     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     55

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2025 Fund

Investment objective

The Lifecycle Index 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     57

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.16%	0.16%	0.16%	0.16%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.18%	0.28%	0.33%	0.43%

Waivers and expense reimbursements[3,4]	(0.08)%	(0.08)%	(0.08)%	(0.08)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.029% of average daily net assets for Institutional Class shares; (ii) 0.179% of average daily net assets for Advisor Class shares; (iii) 0.179% of average daily net assets for Premier Class shares; and (iv) 0.279% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.071% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$50	$82	$98	$130
5 years	$93	$149	$177	$233
10 years	$222	$348	$410	$534

58     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2025 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 53.20% of the Fund’s assets to equity Underlying Funds and 46.80% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2025 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2055. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 34.58%; International Equity: 18.62%; Fixed-Income: 36.40%; Short-Term Fixed-Income: 5.20%; and Inflation-Protected Assets: 5.20%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     59

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	53.89%	U.S. Equity	34.99%	• TIAA-CREF Equity Index	34.99%
		International Equity	18.90%	• TIAA-CREF International Equity Index	12.79%
				• TIAA-CREF Emerging Markets Equity Index	6.11%
Fixed-Income	46.11%	Fixed-Income	36.36%	• TIAA-CREF Bond Index	36.36%
		Short-Term Fixed-Income	4.90%	• TIAA-CREF Short-Term Bond Index	4.90%
		Inflation- Protected Assets	4.85%	• TIAA-CREF Inflation-Linked Bond	4.85%

Total	100.00%	100.00%	100.00%

60     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     61

vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often

62     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     63

respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

64     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     65

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2025 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -15.29%.

Best quarter: 12.84%, for the quarter ended June 30, 2020. Worst quarter: -11.94%, for the quarter ended March 31, 2020.

66     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		9.85%	10.33%	9.45%
Return after taxes on distributions		8.68%	9.54%	8.73%
Return after taxes on distributions and sale of
Fund shares		6.28%	7.94%	7.49%
Institutional Class	9/30/2009
Return before taxes		10.14%	10.61%	9.73%
Advisor Class	12/4/2015
Return before taxes		10.02%	10.51%	9.56%#
Premier Class	9/30/2009
Return before taxes		10.00%	10.45%	9.56%

S&P Target Date 2025 Index		10.67%	9.65%	9.01%

Lifecycle Index 2025 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		10.29%	10.68%	9.83%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2025 Fund Composite Index consisted of: 36.1% Russell 3000® Index; 35.2% Bloomberg U.S. Aggregate Bond Index; 19.5% MSCI EAFE + Emerging Markets Index; 4.6% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 4.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     67

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

68     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     69

Summary information

TIAA-CREF Lifecycle Index 2030 Fund

Investment objective

The Lifecycle Index 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

70     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.16%	0.16%	0.16%	0.16%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.18%	0.28%	0.33%	0.43%

Waivers and expense reimbursements[3,4]	(0.08)%	(0.08)%	(0.08)%	(0.08)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.034% of average daily net assets for Institutional Class shares; (ii) 0.184% of average daily net assets for Advisor Class shares; (iii) 0.184% of average daily net assets for Premier Class shares; and (iv) 0.284% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.066% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$50	$82	$98	$130
5 years	$93	$149	$177	$233
10 years	$222	$348	$410	$534

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     71

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2030 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 61.20% of the Fund’s assets to equity Underlying Funds and 38.80% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2030 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2060. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 39.78%; International Equity: 21.42%; Fixed-Income: 32.40%; Short-Term Fixed-Income: 3.20%; and Inflation-Protected Assets: 3.20%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

72     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	61.91%	U.S. Equity	40.20%	• TIAA-CREF Equity Index	40.20%
		International Equity	21.71%	• TIAA-CREF International Equity Index	14.69%
				• TIAA-CREF Emerging Markets Equity Index	7.02%
Fixed-Income	38.09%	Fixed-Income	32.39%	• TIAA-CREF Bond Index	32.39%
		Short-Term Fixed-Income	2.86%	• TIAA-CREF Short-Term Bond Index	2.86%
		Inflation- Protected Assets	2.84%	• TIAA-CREF Inflation-Linked Bond	2.84%

Total	100.00%	100.00%	100.00%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     73

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially

74     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     75

newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s

76     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     77

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

78     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2030 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -16.34%.

Best quarter: 14.26%, for the quarter ended June 30, 2020. Worst quarter: -13.84%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     79

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		11.36%	11.28%	10.32%
Return after taxes on distributions		10.35%	10.55%	9.64%
Return after taxes on distributions and sale of
Fund shares		7.04%	8.74%	8.26%
Institutional Class	9/30/2009
Return before taxes		11.67%	11.57%	10.61%
Advisor Class	12/4/2015
Return before taxes		11.55%	11.46%	10.43%#
Premier Class	9/30/2009
Return before taxes		11.46%	11.39%	10.44%

S&P Target Date 2030 Index		12.61%	10.63%	9.83%

Lifecycle Index 2030 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		11.80%	11.63%	10.71%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2030 Fund Composite Index consisted of: 41.3% Russell 3000® Index; 31.2% Bloomberg U.S. Aggregate Bond Index; 22.3% MSCI EAFE + Emerging Markets Index; 2.6% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 2.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

80     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     81

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

82     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2035 Fund

Investment objective

The Lifecycle Index 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     83

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.17%	0.27%	0.32%	0.42%

Waivers and expense reimbursements[3,4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.04% of average daily net assets for Institutional Class shares; (ii) 0.19% of average daily net assets for Advisor Class shares; (iii) 0.19% of average daily net assets for Premier Class shares; and (iv) 0.29% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.060% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$48	$80	$96	$128
5 years	$89	$145	$173	$228
10 years	$210	$336	$399	$523

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2035 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 70.80% of the Fund’s assets to equity Underlying Funds and 29.20% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2035 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2065. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 46.02%; International Equity: 24.78%; Fixed-Income: 26.80%; Short-Term Fixed-Income: 1.20%; and Inflation-Protected Assets: 1.20%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

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The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector.

86     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	70.02%	U.S. Equity	45.45%	• TIAA-CREF Equity Index	45.45%
		International Equity	24.57%	• TIAA-CREF International Equity Index	16.64%
				• TIAA-CREF Emerging Markets Equity Index	7.93%
Fixed-Income	29.98%	Fixed-Income	28.37%	• TIAA-CREF Bond Index	28.37%
		Short-Term Fixed-Income	0.81%	• TIAA-CREF Short-Term Bond Index	0.81%
		Inflation- Protected Assets	0.80%	• TIAA-CREF Inflation-Linked Bond	0.80%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     87

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure

88     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     89

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging

90     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     91

been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2035 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -17.34%.

Best quarter: 15.71%, for the quarter ended June 30, 2020. Worst quarter: -15.71%, for the quarter ended March 31, 2020.

92     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		12.88%	12.21%	11.17%
Return after taxes on distributions		11.94%	11.50%	10.51%
Return after taxes on distributions and sale of
Fund shares		7.89%	9.53%	9.02%
Institutional Class	9/30/2009
Return before taxes		13.21%	12.49%	11.45%
Advisor Class	12/4/2015
Return before taxes		13.09%	12.41%	11.30%#
Premier Class	9/30/2009
Return before taxes		12.97%	12.32%	11.28%

S&P Target Date 2035 Index		14.93%	11.67%	10.63%

Lifecycle Index 2035 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		13.32%	12.56%	11.55%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2035 Fund Composite Index consisted of: 46.5% Russell 3000® Index; 27.2% Bloomberg U.S. Aggregate Bond Index; 25.1% MSCI EAFE + Emerging Markets Index; 0.6% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 0.6% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     93

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

94     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary information

TIAA-CREF Lifecycle Index 2040 Fund

Investment objective

The Lifecycle Index 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

96     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.17%	0.27%	0.32%	0.42%

Waivers and expense reimbursements[3,4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.043% of average daily net assets for Institutional Class shares; (ii) 0.193% of average daily net assets for Advisor Class shares; (iii) 0.193% of average daily net assets for Premier Class shares; and (iv) 0.293% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.057% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$48	$80	$96	$128
5 years	$89	$145	$173	$228
10 years	$210	$336	$399	$523

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     97

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2040 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 81.20% of the Fund’s assets to equity Underlying Funds and 18.80% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2040 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2070. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 52.78%; International Equity: 28.42%; Fixed-Income: 18.80%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

98     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     99

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	78.18%	U.S. Equity	50.74%	• TIAA-CREF Equity Index	50.74%
		International Equity	27.44%	• TIAA-CREF International Equity Index	18.58%
				• TIAA-CREF Emerging Markets Equity Index	8.86%
Fixed-Income	21.82%	Fixed-Income	21.82%	• TIAA-CREF Bond Index	21.82%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of

100     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     101

governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

102     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     103

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed

104     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2040 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -18.20%.

Best quarter: 17.16%, for the quarter ended June 30, 2020. Worst quarter: -17.58%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     105

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		14.61%	13.12%	11.85%
Return after taxes on distributions		13.63%	12.43%	11.20%
Return after taxes on distributions and sale of
Fund shares		8.91%	10.30%	9.64%
Institutional Class	9/30/2009
Return before taxes		14.89%	13.40%	12.13%
Advisor Class	12/4/2015
Return before taxes		14.77%	13.31%	11.98%#
Premier Class	9/30/2009
Return before taxes		14.71%	13.23%	11.97%

S&P Target Date 2040 Index		16.55%	12.40%	11.19%

Lifecycle Index 2040 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		15.02%	13.46%	12.22%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2040 Fund Composite Index consisted of: 51.7% Russell 3000® Index; 27.9% MSCI EAFE + Emerging Markets Index; and 20.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

106     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     107

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

108     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2045 Fund

Investment objective

The Lifecycle Index 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     109

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.17%	0.27%	0.32%	0.42%

Waivers and expense reimbursements[3,4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.043% of average daily net assets for Institutional Class shares; (ii) 0.193% of average daily net assets for Advisor Class shares; (iii) 0.193% of average daily net assets for Premier Class shares; and (iv) 0.293% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.057% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$48	$80	$96	$128
5 years	$89	$145	$173	$228
10 years	$210	$336	$399	$523

110     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2045 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 87.60% of the Fund’s assets to equity Underlying Funds and 12.40% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2045 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2075. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 56.94%; International Equity: 30.66%; Fixed-Income: 12.40%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     111

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year. However, as of the date of this Prospectus, Advisors expects that the allocations among the market sectors and Underlying Funds set forth below will be adjusted over time as Advisors implements an increase to the Fund’s target allocations to the U.S. Equity and International Equity market sectors and a corresponding decrease to the Fund’s target allocation to the Fixed-Income market sector.

112     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	86.39%	U.S. Equity	56.09%	• TIAA-CREF Equity Index	56.09%
		International Equity	30.30%	• TIAA-CREF International Equity Index	20.51%
				• TIAA-CREF Emerging Markets Equity Index	9.79%
Fixed-Income	13.61%	Fixed-Income	13.61%	• TIAA-CREF Bond Index	13.61%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     113

Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other

114     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     115

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

116     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.
Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     117

below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2045 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -18.97%.

Best quarter: 18.55%, for the quarter ended June 30, 2020. Worst quarter: -19.36%, for the quarter ended March 31, 2020.

118     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		16.37%	13.86%	12.24%
Return after taxes on distributions		15.57%	13.24%	11.63%
Return after taxes on distributions and sale of
Fund shares		9.96%	10.96%	10.01%
Institutional Class	9/30/2009
Return before taxes		16.65%	14.14%	12.53%
Advisor Class	12/4/2015
Return before taxes		16.55%	14.04%	12.35%#
Premier Class	9/30/2009
Return before taxes		16.48%	13.97%	12.35%

S&P Target Date 2045 Index		17.51%	12.81%	11.56%

Lifecycle Index 2045 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		16.76%	14.21%	12.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2045 Fund Composite Index consisted of: 56.9% Russell 3000® Index; 30.7% MSCI EAFE + Emerging Markets Index; and 12.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     119

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

120     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     121

Summary information

TIAA-CREF Lifecycle Index 2050 Fund

Investment objective

The Lifecycle Index 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

122     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.02%	0.12%	0.02%	0.27%

Total annual Fund operating expenses	0.17%	0.27%	0.32%	0.42%

Waivers and expense reimbursements[3,4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.044% of average daily net assets for Institutional Class shares; (ii) 0.194% of average daily net assets for Advisor Class shares; (iii) 0.194% of average daily net assets for Premier Class shares; and (iv) 0.294% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.056% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$48	$80	$96	$128
5 years	$89	$145	$173	$228
10 years	$210	$336	$399	$523

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     123

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2050 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 90.50% of the Fund’s assets to equity Underlying Funds and 9.50% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2050 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2080. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 58.83%; International Equity: 31.68%; Fixed-Income: 9.50%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

124     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	90.41%	U.S. Equity	58.70%	• TIAA-CREF Equity Index	58.70%
		International Equity	31.71%	• TIAA-CREF International Equity Index	21.46%
				• TIAA-CREF Emerging Markets Equity Index	10.25%
Fixed-Income	9.59%	Fixed-Income	9.59%	• TIAA-CREF Bond Index	9.59%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     125

the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

126     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     127

small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants

128     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     129

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

130     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2050 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -19.31%.

Best quarter: 18.75%, for the quarter ended June 30, 2020. Worst quarter: -19.60%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     131

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	9/30/2009
Return before taxes		16.87%	14.06%	12.36%
Return after taxes on distributions		16.17%	13.47%	11.77%
Return after taxes on distributions and sale of
Fund shares		10.26%	11.14%	10.12%
Institutional Class	9/30/2009
Return before taxes		17.14%	14.35%	12.64%
Advisor Class	12/4/2015
Return before taxes		17.03%	14.25%	12.48%#
Premier Class	9/30/2009
Return before taxes		16.98%	14.19%	12.47%

S&P Target Date 2050 Index		17.99%	13.07%	11.83%

Lifecycle Index 2050 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		17.28%	14.41%	12.74%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2050 Fund Composite Index consisted of: 59.1% Russell 3000® Index; 31.8% MSCI EAFE + Emerging Markets Index; and 9.1% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2009	since 2009	since 2018

132     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     133

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

134     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2055 Fund

Investment objective

The Lifecycle Index 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     135

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.03%	0.13%	0.03%	0.28%

Total annual Fund operating expenses	0.18%	0.28%	0.33%	0.43%

Waivers and expense reimbursements[3,4]	(0.08)%	(0.08)%	(0.08)%	(0.08)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.044% of average daily net assets for Institutional Class shares; (ii) 0.194% of average daily net assets for Advisor Class shares; (iii) 0.194% of average daily net assets for Premier Class shares; and (iv) 0.294% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.056% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$50	$82	$98	$130
5 years	$93	$149	$177	$233
10 years	$222	$348	$410	$534

136     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2055 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 91.75% of the Fund’s assets to equity Underlying Funds and 8.25% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2055 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2085. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 59.64%; International Equity: 32.11%; Fixed-Income: 8.25%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

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The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	91.70%	U.S. Equity	59.54%	• TIAA-CREF Equity Index	59.54%
		International Equity	32.16%	• TIAA-CREF International Equity Index	21.76%
				• TIAA-CREF Emerging Markets Equity Index	10.40%
Fixed-Income	8.30%	Fixed-Income	8.30%	• TIAA-CREF Bond Index	8.30%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of

138     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     139

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of

140     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     141

believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

142     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     143

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2055 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -19.43%.

Best quarter: 19.03%, for the quarter ended June 30, 2020. Worst quarter: -19.96%, for the quarter ended March 31, 2020.

144     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	4/29/2011
Return before taxes		17.10%	14.20%	12.45%
Return after taxes on distributions		16.52%	13.65%	11.88%
Return after taxes on distributions and sale of
Fund shares		10.40%	11.27%	10.21%
Institutional Class	4/29/2011
Return before taxes		17.39%	14.47%	12.73%
Advisor Class	12/4/2015
Return before taxes		17.33%	14.41%	12.58%#
Premier Class	4/29/2011
Return before taxes		17.23%	14.30%	12.56%

S&P Target Date 2055 Index		18.19%	13.18%	12.00%

Lifecycle Index 2055 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		17.55%	14.55%	12.83%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Index 2055 Fund Composite Index consisted of: 59.9% Russell 3000® Index; 32.2% MSCI EAFE + Emerging Markets Index; and 7.9% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2018

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     145

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

146     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     147

Summary information

TIAA-CREF Lifecycle Index 2060 Fund

Investment objective

The Lifecycle Index 2060 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

148     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.04%	0.14%	0.04%	0.29%

Total annual Fund operating expenses	0.19%	0.29%	0.34%	0.44%

Waivers and expense reimbursements[3,4]	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.20%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.044% of average daily net assets for Institutional Class shares; (ii) 0.194% of average daily net assets for Advisor Class shares; (iii) 0.194% of average daily net assets for Premier Class shares; and (iv) 0.294% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.056% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$20	$26	$36
3 years	$52	$84	$100	$132
5 years	$98	$154	$182	$237
10 years	$234	$359	$422	$546

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     149

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2060 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 93.00% of the Fund’s assets to equity Underlying Funds and 7.00% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50.00% equity/50.00% fixed-income in the Fund’s target retirement year of 2060 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2090. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 60.45%; International Equity: 32.55%; Fixed-Income: 7.00%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

150     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	93.00%	U.S. Equity	60.39%	• TIAA-CREF Equity Index	60.39%
		International Equity	32.61%	• TIAA-CREF International Equity Index	22.07%
				• TIAA-CREF Emerging Markets Equity Index	10.54%
Fixed-Income	7.00%	Fixed-Income	7.00%	• TIAA-CREF Bond Index	7.00%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     151

the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

152     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     153

small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants

154     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     155

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

156     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2060 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -19.56%.

Best quarter: 19.18%, for the quarter ended June 30, 2020. Worst quarter: -20.13%, for the quarter ended March 31, 2020.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     157

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Since inception
Retirement Class	9/26/2014
Return before taxes		17.39%	14.33%	11.13%
Return after taxes on distributions		16.85%	13.85%	10.53%
Return after taxes on distributions and sale of
Fund shares		10.57%	11.46%	8.87%
Institutional Class	9/26/2014
Return before taxes		17.64%	14.61%	11.40%
Advisor Class	12/4/2015
Return before taxes		17.56%	14.52%	11.30%#
Premier Class	9/26/2014
Return before taxes		17.45%	14.45%	11.24%

S&P Target Date 2060 Index		18.05%	13.28%	10.51%†

Lifecycle Index 2060 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		17.83%	14.69%	11.51%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

†		Performance is calculated from the inception date of the Retirement Class.
‡

As of the close of business on December 31, 2021, the Lifecycle Index 2060 Fund Composite Index consisted of: 60.7% Russell 3000® Index; 32.7% MSCI EAFE + Emerging Markets Index; and 6.6% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2014	since 2014	since 2018

158     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     159

influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

160     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Summary information

TIAA-CREF Lifecycle Index 2065 Fund

Investment objective

The Lifecycle Index 2065 Fund seeks high total return over time through a combination of capital appreciation and income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     161

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class

Management fees[1,2]	0.15%	0.15%	0.15%	0.15%

Distribution (Rule 12b-1) fees	—	—	0.15%	—

Other expenses[1,2]	0.67%	0.75%	0.67%	0.92%

Total annual Fund operating expenses	0.82%	0.90%	0.97%	1.07%

Waivers and expense reimbursements[3,4]	(0.72)%	(0.72)%	(0.72)%	(0.72)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.10%	0.18%	0.25%	0.35%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.043% of average daily net assets for Institutional Class shares; (ii) 0.193% of average daily net assets for Advisor Class shares; (iii) 0.193% of average daily net assets for Premier Class shares; and (iv) 0.293% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

4	Advisors has contractually agreed to waive 0.057% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class
1 year	$10	$18	$26	$36
3 years	$190	$215	$237	$269
5 years	$384	$428	$466	$520
10 years	$946	$1,041	$1,124	$1,241

162     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). In general, the Fund is designed for investors who have an approximate target retirement year in mind, and the Fund’s investments are adjusted from more aggressive to more conservative over time as the Fund’s target retirement year approaches and for approximately 30 years afterwards. The Fund invests in Underlying Funds according to an asset allocation strategy designed for investors retiring in, or planning to retire within a few years of, 2065 and who may begin taking systematic withdrawals upon retirement. The Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek investment returns that track particular market indices.

Advisors currently expects to allocate approximately 94.25% of the Fund’s assets to equity Underlying Funds and 5.75% of its assets to fixed-income Underlying Funds. These allocations represent targets for equity and fixed-income asset classes. Target allocations will change over time and actual allocations may vary up to ten percentage points from the targets. The target allocations along the investment glidepath, illustrated in the chart below, gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in the Fund’s target retirement year of 2065 and reaching the Fund’s final target allocation of approximately 20.00% equity/80.00% fixed-income in 2095. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income and inflation-protected assets) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023, which will change over time, are approximately as follows: U.S. Equity: 61.26%; International Equity: 32.99%; Fixed-Income: 5.75%; Short-Term Fixed-Income: 0.00%; and Inflation-Protected Assets: 0.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     163

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Equity Index Fund (U.S. Equity); TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (International Equity); TIAA-CREF Bond Index Fund (Fixed-Income); TIAA-CREF Short-Term Bond Index Fund (Short-Term Fixed-Income); and TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets).

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations will change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	94.30%	U.S. Equity	61.24%	• TIAA-CREF Equity Index	61.24%
		International Equity	33.06%	• TIAA-CREF International Equity Index	22.37%
				• TIAA-CREF Emerging Markets Equity Index	10.69%
Fixed-Income	5.70%	Fixed-Income	5.70%	• TIAA-CREF Bond Index	5.70%

Total	100.00%	100.00%	100.00%

The following chart shows how the investment glidepath for the Fund is expected to gradually move the Fund’s target allocations over time between the different target market sector allocations. The actual market sector allocations of

164     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

the Fund may differ from this chart. The Fund seeks to achieve its final target market sector allocations approximately 30 years following the target date.

The Fund is designed to accommodate investors who invest in a fund up to their target retirement date, and plan to make gradual systematic withdrawals in retirement. In addition, investors should note that the Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund depending on the performance of the equity markets generally.

After the Fund reaches its final target allocation, the Board of Trustees may authorize the merger of the Fund into another Lifecycle Index Fund which has also reached its final target allocation or other similar fund designed to maintain a relatively stable asset allocation reflecting the resting point on the glidepath described in the chart above. Fund shareholders will receive prior notice of any such merger.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Index Risk—The risk that an Underlying Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that an Underlying Fund’s investments vary from the composition of its benchmark index, the Underlying Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Underlying Fund merely attempted to replicate the index.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     165

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of

166     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     167

believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

168     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year since inception of the Retirement Class. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor and Premier classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     169

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Index 2065 Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -19.64%.

Best quarter: 6.85%, for the quarter ended June 30, 2021. Worst quarter: -1.27%, for the quarter ended September 30, 2021.

170     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Since inception
Retirement Class	9/30/2020
Return before taxes		17.44%	26.65%
Return after taxes on distributions		16.70%	25.64%
Return after taxes on distributions and sale of
Fund shares		10.66%	20.29%
Institutional Class	9/30/2020
Return before taxes		18.08%	27.21%
Advisor Class	9/30/2020
Return before taxes		17.99%	27.15%
Premier Class	9/30/2020
Return before taxes		17.74%	26.93%

S&P Target Date 2065+ Index*		18.17%	27.36%†

S&P Target Date 2060 Index*		18.05%	27.26%†

Lifecycle Index 2065 Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		18.10%	27.42%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

Previously, the Fund’s broad-market index comparison was to the S&P Target Date 2060 Index (formerly known as the S&P Target Date 2060+ Index), instead of the S&P Target Date 2065+ Index shown in the chart above. The returns of the S&P Target Date 2065+ Index, which Standard & Poor’s launched in 2021, are more appropriate for comparison purposes because they reflect multi-asset class exposure for the same target date as the Fund.

†		Performance is calculated from the inception date of the Retirement Class.
‡

As of the close of business on December 31, 2021, the Lifecycle Index 2065 Fund Composite Index consisted of: 61.5% Russell 3000® Index; 33.1% MSCI EAFE + Emerging Markets Index; and 5.4% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     171

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2020	since 2020	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

• The minimum initial investment is $10 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally

172     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

Each of the Funds is a “fund of funds” and diversifies its assets by investing in Class W shares of other funds of the Trust and potentially in other investment pools or investment products, including other funds advised by Advisors or its affiliates (the “Underlying Funds”). In general, each Fund (except the Lifecycle Index Retirement Income Fund) is designed for investors who have an approximate target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a Fund’s target retirement year approaches and for approximately 30 years afterwards. Generally, this means that each Fund’s investments (except the Lifecycle Index Retirement Income Fund) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

Each of the Lifecycle Index Funds has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in Underlying Funds that are managed to seek an investment return that tracks particular market indices.

The Lifecycle Index Retirement Income Fund is not designed for investors who have a specific retirement year in mind and its allocations will not gradually adjust over time. Instead, the Lifecycle Index Retirement Income Fund is designed to maintain a relatively stable allocation among the Underlying Funds. The Lifecycle Index Retirement Income Fund has relatively fixed asset allocations between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

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Each Fund is required to comply with Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Complying with the requirements of Rule 12d1-4 may adversely impact a Fund’s investment strategies and operations, as well as those of the Underlying Funds in which the Fund invests.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. The Fund will notify you before such a change is made.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

More about the Funds’ strategies

General information about the Funds

This Prospectus describes the shares of thirteen Lifecycle Index Funds, a sub-family of funds offered by the Trust. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Allocations for the Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the 1940 Act.

Investment glidepath and target allocations

The target allocations along the investment glidepath for each Fund (except the Lifecycle Index Retirement Income Fund) will gradually become more conservative (e.g., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Fund approaches and is passed.

Investors should note that each Fund will continue to have a significant level of equity exposure up to, through and after its target retirement date, and this exposure could cause significant fluctuations in the value of the Fund, depending on performance of the equity markets generally.

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The following chart shows, as of June 30, 2023, how the investment glidepath for each Fund (except the Lifecycle Index Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and non-equity asset classes and each Fund’s current position on the glidepath. The Lifecycle Index Retirement Income Fund has relatively fixed asset allocations that will not gradually adjust over time. The actual asset allocations of any particular Fund may differ from this chart.

The Funds’ investment glidepath

Rebalancing

In order to maintain its target allocations, each Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for a particular Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

Advisors’ allocation of Fund assets to Underlying Funds presents conflicts of interest. Although Advisors may allocate Fund assets to unaffiliated investment companies, Advisors generally expects to allocate Fund assets to Underlying Funds advised by Advisors or its affiliates. Advisors will have an incentive to select the Underlying Funds that will result in the greatest net management fee revenue to Advisors and its affiliates, even if that results in increased expenses for a Fund. Although a Fund may invest a limited portion of its assets in Underlying Funds not advised by Advisors or its affiliates, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower expenses than the comparable affiliated Underlying Funds. In addition, a Fund’s investment in an affiliated Underlying Fund could cause Advisors and/or its affiliates to receive greater compensation, increase their assets under

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management or support particular investment strategies or Underlying Funds managed by Advisors or its affiliates. In certain circumstances, Advisors would have an incentive to delay or decide against the sale of interests held by a Fund in affiliated Underlying Funds and may implement portfolio changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. If a Fund invests in an Underlying Fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an Underlying Fund with comparable performance but lower expenses (although any fee waiver and/or expense reimbursement arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). It is possible that this arrangement could result in a scenario where the best interests of a Fund are adverse to those of one or more Underlying Funds in which the Fund invests. Advisors has adopted policies that are designed to mitigate these conflicts.

Other potential investments

In addition to seeking equity and fixed-income market exposure through the Underlying Funds, the Funds may, in certain limited circumstances, directly invest in certain financial assets in order to seek to obtain desired portfolio exposures and to facilitate the Funds’ efficient portfolio management. Among other financial assets, the Funds may directly invest in equity and fixed-income securities, derivatives, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

A portion of each Fund may also be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received any necessary exemptive relief from the SEC to participate in such investments.

Additional information about the Funds’ broad-based securities market indices

The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The S&P Target Date Index Series represents a broadly derived consensus of asset class exposure for the target retirement dates in the series based on market observations acquired through an annual survey of target date fund managers. The returns of the S&P Target Date Index Series reflect multi-asset class exposure for the same target dates as the Funds.

Additional information about the Funds’ composite benchmark indices

The composite benchmark index for each of the Funds is a composite of five unmanaged benchmark indices that represent the five market sectors in which each of the Funds invests across the equity and fixed-income asset classes. The

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composite benchmark is created by applying the performance of the benchmark indices in proportion to each Fund’s target allocations across the market sectors. As a result, each Fund’s composite benchmark changes over time with changes in the Fund’s equity and fixed-income target allocations. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during the period.

The five market sectors and the related benchmark indices for the Funds are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index + MSCI Emerging Markets® Index (the “MSCI EM Index,” and together with the MSCI EAFE Index, the “MSCI EAFE + EM Index”)); Fixed-Income (Bloomberg U.S. Aggregate Bond Index); Short-Term Fixed-Income (Bloomberg U.S. 1–3 Year Government/Credit Bond Index); and Inflation-Protected Assets (Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1–10 Year Index).

For performance during periods commencing October 1, 2015, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index is the market sector index component for Short-Term Fixed-Income in the Composite Index. For performance periods commencing January 1, 2016, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index replaced the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L) as the market sector index component for Inflation-Protected Assets.

For current performance information of each Fund share class, including performance to the most recent month-end, please visit www.tiaa.org.

The benchmark indices for the Funds are described below.

Russell 3000 Index (U.S. Equity)

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 97% of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2022, the Russell 3000 Index had a mean market capitalization of $411.5 billion and a median market capitalization of $1.9 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.2 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI EAFE + EM Index (International Equity)

The MSCI EAFE + EM Index tracks the performance of the leading stocks in 22 MSCI developed countries outside of North America (Europe, Australasia and the Far East) and in 21 MSCI emerging countries. The MSCI EAFE + EM Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE + EM Index

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analyzes each stock in that country’s market based on its market capitalization, trading volume, significant owners and other factors.

The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE + EM Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 22 developed and 21 emerging countries around the world.

The MSCI EAFE + EM Index primarily includes securities of large- and mid-cap issuers. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

Bloomberg U.S. Aggregate Bond Index (Fixed-Income)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2022, this index contained approximately 12,583 issues. The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Bloomberg U.S. 1–3 Year Government/Credit Bond Index (Short-Term Fixed-Income)

The Bloomberg U.S. 1–3 Year Government/Credit Bond Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
1–10 Year Index (Inflation-Protected Assets)

The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index (the “Bloomberg TIPS 1–10 Index”) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”). To be selected for inclusion in the Bloomberg TIPS 1–10 Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

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Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds in which the Funds currently may invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Funds and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectuses for the Class W shares of the Underlying Funds of the Trust at www.tiaa.org/prospectuses.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of its benchmark index, the Russell 3000 Index.

TIAA-CREF Emerging Markets Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging market equity investments based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise its benchmark index, the MSCI EM Index, or in instruments with economic characteristics similar to all or a portion of the MSCI EM Index.

TIAA-CREF International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the MSCI EAFE Index.

TIAA-CREF Bond Index Fund

Seeks total return that corresponds with the total return of a broad U.S. investment-grade bond market index. Under normal circumstances, the Fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Bloomberg U.S. Aggregate Bond Index.

TIAA-CREF Short-Term Bond Index Fund

Seeks total return that corresponds with the total return of a short-term U.S. investment-grade bond market index. Under normal circumstances, the Fund invests at least 80% of its assets in bonds within its benchmark and portfolio tracking index, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index.

TIAA-CREF Inflation-Linked Bond Fund

Seeks to provide inflation protection and income, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose principal value increases or decreases based on changes in the CPI-U, over the life of the security. The Fund’s benchmark index is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index.

Additional information on investment risks of the Funds and Underlying Funds

The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities, but the Funds may also directly invest in such securities or other financial instruments. Each Fund is subject to asset allocation risk, index risk, Underlying Funds risk, which includes the risks of equity securities, fixed-income securities, emerging markets, illiquid investments, investments denominated in foreign currencies and other investments in proportion to the allocation of Fund assets among the Underlying Funds, active management risk and fund of funds risk. To the extent a Fund directly invests in securities or other investments, it would be exposed to the risks associated with investing in such instruments. Because the Funds and certain Underlying Funds

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may use derivatives to a limited degree, the Funds may directly and indirectly have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

Principal risks of the Funds

Asset allocation risk

The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will generally rebalance its allocations among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocations for a Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocations can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

Index risk

Each of the Lifecycle Index Funds may invest in the TIAA-CREF Equity Index Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Short-Term Bond Index Fund and TIAA-CREF Bond Index Fund (each, an “Underlying Index Fund” and collectively, the “Underlying Index Funds”). Index risk is the risk that the performance of an Underlying Index Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although each Underlying Index Fund generally attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Underlying Index Funds can guarantee that its performance will match or exceed its index for any period of time.

Underlying Funds risk

Each Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with

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their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments not already described above are described in the “Equity securities risks” and “Fixed-income securities risks” sections below.

Equity securities risks

Each Fund may gain exposure, depending on where it is on the investment glidepath, to equity securities directly or through certain Underlying Funds that invest primarily in equity securities (the “Equity Underlying Funds”). In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to equity securities. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject a Fund’s or an Underlying Fund’s investments and a shareholder’s investment in a Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. More specifically, each Fund, directly or through one or more Equity Underlying Funds, is typically subject to the following principal investment risks related to equity securities (in the following risk descriptions “Fund” may refer to the Fund, an Equity Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Accordingly, the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

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• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. The type and severity of sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be more difficult to use foreign laws and courts to enforce financial or legal obligations. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

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The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

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• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

Fixed-income securities risks

Each Fund may gain exposure, depending on where it is on the investment glidepath, to fixed-income securities directly or through certain Underlying Funds that invest primarily in fixed-income securities (the “Fixed-Income Underlying Funds”). Each Fund, directly or through its investments in one or more Fixed-Income Underlying Funds, is typically subject to the following principal investment risks related to fixed-income securities (in the following risk descriptions “Fund” may refer to the Fund, a Fixed-Income Underlying Fund, or both):

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect a Fund’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns. Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve (the “Fed”) has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic

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conditions). Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing a Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income

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securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s securities. Credit spreads often increase more for lower-rated and unrated securities than for investment-grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which a Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public emergencies (pandemics and epidemics) as well as armed conflict. In such cases, it may be difficult for a Fund to properly value assets represented by such investments. In addition, a Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit a Fund from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values of portfolio holdings and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments with longer durations or maturities may face heightened levels of liquidity risk.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income

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investment is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Other Underlying Funds risks

Each Fund, directly or through its investments in one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid

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investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments.

Active management risk

The risk that the performance of the Funds or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to

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achieving the Funds’ or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, a Fund or an Underlying Fund could underperform its respective benchmark or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of a Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

Additional information on principal risks of the Underlying Funds

In addition to the Funds’ principal risks noted above, below are some additional risks to which the Funds may have exposure depending upon their particular allocation to the various Underlying Funds (in the following risk descriptions “Fund” may refer to a Fund, an Underlying Fund or both):

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by

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the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and

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therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Index Risk—The risk that the performance of an indexed Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although an indexed Fund attempts to use the investment performance of its particular index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed Fund can guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Non-Diversification Risk—While each Underlying Fund is considered to be a diversified investment company under the 1940 Act, each Underlying Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that an Underlying Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in

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a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Special Risks for Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the TIAA-CREF Inflation-Linked Bond Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• U.S. Government Securities Risk—U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent a Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

In addition to the investment risks set forth above, there are other non-principal risks associated with investing in the Funds and Underlying Funds and their investments that are discussed elsewhere in the Funds’ and Underlying Funds’ Prospectuses and in the Funds’ and Underlying Funds’ SAIs. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

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Additional information on investment strategies and risks of the Funds and Underlying Funds

The Equity Funds

The Underlying Funds that invest primarily in equity securities—including the TIAA-CREF Equity Index Fund, TIAA-CREF Emerging Markets Equity Index Fund and TIAA-CREF International Equity Index Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Advisors determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Fund and/or an Equity Fund may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund or an Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund or an Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline. In purchasing call and put options, a Fund or an Equity Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund or an Equity Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Funds and the Equity Funds can also write (sell) put options. In writing put options, a Fund or an Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from the put options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline.

In addition, each Fund and/or an Equity Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund and/or an Equity Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund and/or an Underlying Fund to gain

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exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, a Fund and/or an Equity Fund may invest in investment company securities, such as ETFs. A Fund and/or an Equity Fund may also invest in ETFs as well as ETNs for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or a Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Non-Trust Underlying Funds”), it will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to net asset value (“NAV”). In seeking to manage currency exposure, the Funds and/or the Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Funds and the Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—including the TIAA-CREF Bond Index Fund, TIAA-CREF Short-Term Bond Index Fund and TIAA-CREF Inflation-Linked Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

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Certain instruments in which a Fund or a Fixed-Income Fund may invest are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. Certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or a Fixed-Income Fund on certain instruments in which a Fund or a Fixed-Income Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Fund or a Fixed-Income Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a Fixed-Income Fund or a reduction in the effectiveness of related Fund or Fixed-Income Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund or a Fixed-Income Fund that holds such instrument. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund or a Fixed-Income Fund. Various pieces of legislation, including enacted legislation from the states of New

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York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s or an Underlying Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Underlying Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s or an Underlying Fund’s service providers, including the investment adviser, Advisors, rely, and could otherwise disrupt the ability of employees of a Fund’s or an Underlying Fund’s service providers to perform essential tasks on behalf of a Fund or an Underlying Fund. In addition, sanctions and other measures could limit or prevent a Fund or an Underlying Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s or an Underlying Fund’s investments.

Derivatives risks

The risks associated with investing in derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may be

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different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund or an Underlying Fund. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund or an Underlying Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund and the Underlying Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Fund or the Underlying Fund does not own. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact a Fund’s or an Underlying Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives, the Funds and the Underlying Funds.

Investments for temporary defensive purposes

Each Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including the TIAA-CREF Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives. Cash assets are generally not income-generating and would impact a Fund’s performance.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

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Portfolio turnover

While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocations. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust or other affiliated Underlying Funds, it may bear transaction costs, including brokerage commissions, when it transacts in shares of Non-Trust Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Non-Trust Underlying Funds generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Funds and, ultimately, by shareholders. The portfolio turnover rates of the Funds during recent fiscal periods are provided in the Financial highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher portfolio turnover rate. A high portfolio turnover rate for an Underlying Fund generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Underlying Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high portfolio turnover rates may be more likely to generate capital gains that must be distributed to the Funds, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

Each Fund may offer Institutional Class, Advisor Class, Premier Class and Retirement Class shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the

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Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of June 30, 2022, Advisors and TCIM together had approximately $394 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The Funds offered in the Prospectus, however, pay the management fees and other expenses that are described in the tables of fees and expenses in this Prospectus. The management fees paid by the Funds to Advisors are intended to compensate Advisors for its services to the Funds and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Funds. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

Advisors manages the assets of the Funds pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Funds with investment research, advice and supervision; furnishing an investment program for the Funds; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

Investment management fees

Under the terms of the Management Agreement, Advisors is entitled to a fee that is made up of two components, which are added together to create the total investment management fee. The first component, the Asset Allocation Fee Rate, is an annual rate of 0.10% of the average daily net assets of each Fund. The second component, the Underlying Funds Fee Rate, is calculated as follows: for each Underlying Fund of the Trust in which a Fund is invested, the effective Underlying Fund’s annual investment management fee rate, as determined pursuant to its investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (other than the Class W shares investment management fee waiver and/or reimbursement arrangement for the Underlying Funds of the Trust discussed below), in proportion to the percentage of the Fund’s net assets invested in the Underlying Fund, applied to

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the average daily net assets of the Fund. Advisors has contractually agreed to waive a portion of the Asset Allocation Fee Rate component of the Funds’ investment management fees equal to, on an annual basis, the following percentages of the average daily net assets of each Fund:

Asset Allocation
Fee Rate waiver
Lifecycle Index Retirement Income Fund	0.083%
Lifecycle Index 2010 Fund	0.083%
Lifecycle Index 2015 Fund	0.080%
Lifecycle Index 2020 Fund	0.075%
Lifecycle Index 2025 Fund	0.071%
Lifecycle Index 2030 Fund	0.066%
Lifecycle Index 2035 Fund	0.060%
Lifecycle Index 2040 Fund	0.057%
Lifecycle Index 2045 Fund	0.057%
Lifecycle Index 2050 Fund	0.056%
Lifecycle Index 2055 Fund	0.056%
Lifecycle Index 2060 Fund	0.056%
Lifecycle Index 2065 Fund	0.057%

These waivers will remain in effect through September 30, 2023, unless changed with approval of the Board of Trustees. Due to waivers that were in place prior to October 1, 2022, during the fiscal year ended May 31, 2022, Advisors received from the Funds the following effective annual fee rates as a percentage of average daily net assets of each Fund:

Effective annual fee rate
(fiscal year ended May 31, 2022)
Lifecycle Index Retirement Income Fund	0.090%
Lifecycle Index 2010 Fund	0.090%
Lifecycle Index 2015 Fund	0.090%
Lifecycle Index 2020 Fund	0.090%
Lifecycle Index 2025 Fund	0.090%
Lifecycle Index 2030 Fund	0.090%
Lifecycle Index 2035 Fund	0.090%
Lifecycle Index 2040 Fund	0.090%
Lifecycle Index 2045 Fund	0.090%
Lifecycle Index 2050 Fund	0.090%
Lifecycle Index 2055 Fund	0.090%
Lifecycle Index 2060 Fund	0.090%
Lifecycle Index 2065 Fund	0.090%

Advisors also is entitled to receive investment management fees as the investment adviser to the Underlying Funds of the Trust. However, for the Class W shares of the Underlying Funds of the Trust, Advisors has contractually agreed

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to waive and/or reimburse Class W share’s net investment management fees in their entirety so long as such fees are incurred by the Funds directly. Advisors expects this waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. Each Fund directly bears a pro rata share of the investment management fees incurred by Class W shares of the Underlying Funds of the Trust in which the Fund invests through the Underlying Funds Fee Rate component of the Fund’s investment management fee, as discussed above, and such fees are reflected as part of “Management fees” in the “Fees and expenses” section of each Fund in this Prospectus. The Funds do not incur any fees or expenses of any Non-Trust Underlying Funds directly, and any such fees and expenses are reflected as part of “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in this Prospectus.

In addition, Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by a Fund) that exceed certain amounts, as stated in the “Fees and expenses” section of each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees. Each Fund also pays Advisors for certain administrative services Advisors provides to the Funds on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended May 31, 2022. For a free copy of the Funds’ shareholder reports, please call 800-842-2252, visit the Funds’ website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Funds are managed by a team of managers, whose members are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Funds and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

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			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
LIFECYCLE INDEX FUNDS
Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2009
John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager)	2006	1992	2009
Steve Sedmak, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2016 to Present (strategic allocation research); Voya Investment Management—2006 to 2016 (head of portfolio implementation for the multi-asset strategies group)	2016	2001	2018

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Advisors, in its capacity as administrator to the Funds and the Underlying Funds of the Trust, has contractually agreed to reimburse, for Class W shares of the Underlying Funds of the Trust, Class W share’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety so long as the Funds reimburse Advisors for such expenses, as described below. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. As part of this contractual arrangement, each Fund has

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agreed to reimburse Advisors for the Fund’s pro rata share of the Class W shares other expenses of the Underlying Funds of the Trust in which the Fund invests that are reimbursed by Advisors pursuant to the arrangement. Therefore, these expenses are reflected as part of “Other expenses” in the “Fees and expenses” section of each Fund in this Prospectus. Any amounts excluded from Advisors’ reimbursement of the net other expenses allocable to Class W shares of the Underlying Funds of the Trust will be incurred indirectly by the Funds and reflected as “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in this Prospectus, as applicable.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Premier Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class shares.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Funds

Institutional Class

More information about the Funds’ distribution and services arrangements for Institutional Class shares appears in the Funds’ SAI.

Advisor Class

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Advisors, on behalf of the Advisor Class shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. The Funds have adopted a Shareholder Servicing Plan (“Servicing Plan”) with respect to Advisor Class shares that has been approved by the Board of Trustees that outlines the types of services to be provided to the Funds by these financial intermediaries. The Servicing Plan also provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual

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percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts.

More information about the Funds’ distribution and service arrangements for Advisor Class shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Funds pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist it with fulfilling its obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

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Other payments by Nuveen Securities, Advisors or their affiliates

In addition to the payments from the Funds made to financial intermediaries as previously described, Nuveen Securities, Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the TIAA-CREF Funds. These payments are often referred to as “revenue sharing.” These payments may be made in order to promote the sale and retention of Fund shares by intermediaries and their customers. The amounts of these distribution-related revenue sharing payments may vary by financial intermediary and, with respect to a given financial intermediary, are typically calculated by reference to the amount of the financial intermediary’s recent gross sales of TIAA-CREF Fund shares and/or total assets of TIAA-CREF Funds held by the intermediary’s customers. The level of distribution-related revenue sharing payments that Nuveen Securities, Advisors or their affiliates are willing to provide to a particular financial intermediary may be affected by, among other factors, the intermediary’s total assets held in and recent net investments into the TIAA-CREF Funds, the intermediary’s level of participation in TIAA-CREF Fund sales and marketing programs, the intermediary’s compensation program for its registered representatives who sell TIAA-CREF Fund shares and provide services to TIAA-CREF Fund shareholders, and the asset class of the TIAA-CREF Funds for which these payments are provided. The SAI contains additional information about these payments. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates have been permitted to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

In addition to revenue sharing payments to financial intermediaries related to distribution of the Funds’ shares, Advisors or its affiliates may also make revenue sharing payments out of their own assets to financial intermediaries as compensation for certain recordkeeping, shareholder communications and other account administration services provided to TIAA-CREF Fund shareholders who own their shares through these financial intermediaries’ accounts. These servicing-related revenue sharing payments are in addition to any applicable sub-transfer agency or similar fees paid to these financial intermediaries with respect to these services by the TIAA-CREF Funds out of Fund assets.

The amounts of revenue sharing payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The financial

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intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities, Advisors and/or their affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

To value securities and other instruments held by the Underlying Funds (or the Fund, as applicable) of the Trust such Underlying Funds (or Fund, as applicable) generally use market quotations or values obtained from independent pricing services to value such assets. If market quotations are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the

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Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE Exchanges are closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE Exchanges are closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Underlying Fund of the Trust may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Fixed-income securities held by an Underlying Fund of the Trust, including money market instruments (other than those held by a money market Underlying Fund of the Trust), are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Advisors the responsibility of making fair value determinations. A Fund will use fair value, as determined under its fair value procedures, to the extent that the value of any of its investments, including any Underlying Funds, is unavailable or not considered reliable.

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Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. The Lifecycle Index Retirement Income Fund plans to pay dividends on a quarterly basis. Each other Fund plans to pay dividends on an annual basis.

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On a Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under

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“Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.
Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares

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purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will

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show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under the Internal Revenue Code of 1986, as amended (the "Code") section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Funds offer four share classes: Institutional Class, Advisor Class, Premier Class and Retirement Class. Institutional Class shares are available for purchase directly from the Funds by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and

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insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Investors should note that certain account minimums may be required for purchasing Institutional Class shares.

Share class eligibility

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. The Advisor Class is not available to SEPs, SAR-SEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, DST Asset Manager Solutions, Inc. and include Eligible Investors.

Eligibility—Institutional Class

Institutional Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

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• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Eligibility—Advisor Class, Premier Class and Retirement Class

Advisor Class, Premier Class and Retirement Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers (existing Direct Purchasers of Advisor Class shares only);

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Institutional Class shares:

• The minimum initial investment is $10 million per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliates. Financial Intermediary Accounts where neither the investor nor the intermediary will receive, from the Funds or their affiliates, any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agency fees, so called “finder’s fees,” administration fees or similar fees with respect to Institutional Class shares are not subject to initial purchase or subsequent investment minimums. Employee Benefit Plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Funds are also exempt from initial and subsequent investment minimums.

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The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class, Premier Class or Retirement Class shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Institutional Class, Advisor Class, Premier Class and Retirement Class shares. For more information with regard to Institutional Class, Advisor Class, Premier Class or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. If you are a Direct Purchaser of Advisor Class shares, please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Direct Purchasers of Institutional Class and Advisor Class shares

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

Minimum initial and subsequent investment

For Direct Purchasers of Institutional Class shares, the minimum initial investment is $10 million per Fund account. The Funds can only accept payment to establish a new account if the check presented for deposit into the new

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account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class shares.

All Direct Purchasers of Institutional Class and Advisor Class shares automatically have the right to buy shares by telephone as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Funds at 800-223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from the Funds’ website. The Institutional Class and Advisor Class impose a $100,000 per Fund account per day limit on telephone purchases.

Transaction methods for purchases

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager or by calling 800-223-1200. You can request electronic withdrawals from your designated bank account to buy additional Advisor Class shares of the Funds by calling 800-223-1200.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify: “Institutional Class” or “Advisor Class”)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219227

Kansas City, MO 64121-9227

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Overnight Mail:

The TIAA-CREF Funds—(specify: “Institutional Class” or “Advisor Class”)

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street, STE 219227

Kansas City, MO 64105-1407

Purchasing via wire: See the section entitled “For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients—Transaction methods for purchases” below.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for a Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If a Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Direct Purchasers of Institutional Class and Advisor Class shares, the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including

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checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Institutional Class, Advisor Class, Premier Class and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first

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contact your employer to learn important details necessary to facilitate enrollment into the plan.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number (all classes) 99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

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Purchases of Institutional Class or Advisor Class shares through a broker-dealer or other financial intermediary

There are no associated sales charges or Rule 12b-1 plan fees for the purchase of Institutional Class or Advisor Class shares. However, pursuant to SEC guidance, certain broker-dealers or other financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders commissions or transaction fees determined by the broker-dealer or other financial intermediary related to the purchase of these shares. These commissions and transaction fees are not disclosed in this Prospectus. Other share classes of the Funds that have different fees and expenses are available. You should consult with your broker-dealer or other financial intermediary or visit its website for more information.

As discussed above, Nuveen Securities, Advisors or their affiliates also may make revenue sharing payments to broker-dealers or other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether revenue sharing payments may be made or received when a broker-dealer or other financial intermediary has imposed its own commissions or transaction fees. Based on future regulatory developments, such payments may be terminated.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Market timing/excessive trading policy—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential

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criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

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You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

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The Funds can postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Institutional Class, Advisor Class, Premier Class and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or

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ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Institutional Class and Advisor Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements.

Over the Internet: With TIAA’s Web Center, Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Institutional Class, Advisor Class, Premier Class and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Institutional Class and Advisor Class shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

By systematic redemption plan: The applicable Fund will automatically redeem the requested dollar amount or number of shares for Institutional Class, Advisor Class, Premier Class and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following

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Business Day. Redemptions will be made via check or electronic transfer to your bank.

All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund’s portfolio (which may consist of either Class W shares of one or more Underlying Funds of the Trust, shares of Non-Trust Underlying Funds or actual securities originally held by one or more Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Market timing/excessive trading policy—applicable to all investors” below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

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You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Direct Purchasers of Institutional Class or Advisor Class shares, an exchange into a fund in which you already own shares must be for at least $1,000. For Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager or 800-223-1200. For Direct Purchasers of Advisor Class shares, please call 800-223-1200. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Institutional Class or Advisor Class shares. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic

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exchange, contact TIAA. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the

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Funds nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Advisor Class shares to Retail Class shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

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Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Institutional Class, Advisor Class, Premier Class or Retirement Class shares through an Eligible Investor, the Eligible Investor, or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

• Advisor Class, Premier Class and Retirement Class. There is currently no minimum account size for maintaining an Advisor Class, Premier Class or Retirement Class account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

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• Advisor Class, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Advice about your account—Direct Purchasers only. Neither the Funds nor any affiliate of Advisors nor any service provider to the Funds has provided advice, recommendations or suggestions as to any specific investment decision in the Funds. Shareholders are urged to consult their own advisors before making investment-related decisions, including but not limited to those related to transfers or rollovers from retirement plans, purchases or sales of investments, selection or retention of investment managers, or selection of account beneficiaries.

Customer complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Senior Director, Client Distribution Services.

TIAA Web Center and telephone transactions. The Funds are not liable for losses from unauthorized TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification

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numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the same Fund and then redeems or exchanges any monies out of that Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures may not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds. In addition, the market timing policies and procedures may not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds.

A Fund may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

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The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing activity. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

Each Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Funds, thereby making it more difficult for the Funds to identify market timing activity by such individual investors. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds believe that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Funds through an intermediary, including through a retirement plan or Employee Benefit Plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

232     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

Additional information about index providers

Russell index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg indices

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     233

maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s indices

The Indexes in the S&P Target Date Index Series are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and have been licensed for use by the Funds. Standard & Poor’s®and S&P®are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones®is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Target Date Index Series to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Funds with respect to the S&P Target Date Index Series is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes in the S&P Target Date Index Series are determined, composed and calculated by S&P Dow Jones Indices without regard to the Funds. S&P Dow Jones Indices has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the S&P Target Date Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Target Date Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

s&p dow jones indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the s&p target date index series or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. s&p dow jones indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. s&p dow jones indices makes no express or implied

234     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by the funds, owners of the funds, or any other person or entity from the use of the s&p target date index series or with respect to any data related thereto. without limiting any of the foregoing, in no event whatsoever shall s&p dow jones indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. there are no third party beneficiaries of any agreements or arrangements between s&p dow jones indices and the funds, other than the licensors of s&p dow jones indices.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt

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securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: Usually called a “junk bond,” a bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment Glidepath: The general movement of the target allocations of the Funds (other than the Lifecycle Index Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

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Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in the Funds’ Annual Report, which is available without charge upon request by calling 800-842-2252, by visiting the Funds’ website at www.tiaa.org or by visiting the SEC’s website at www.sec.gov.

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Financial highlights

Lifecycle Index Retirement Income Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 17.20	$ 0.36		$ (1.37)	$ (1.01)	$ (0.38)	$ (0.33)
	5/31/21	15.10	0.28		2.16	2.44	(0.29)	(0.05)
	5/31/20	14.31	0.34		0.82	1.16	(0.35)	(0.02)
	5/31/19	14.22	0.34		0.15	0.49	(0.34)	(0.06)
	5/31/18	13.81	0.29		0.43	0.72	(0.29)	(0.02)

Advisor Class
	5/31/22	17.19	0.35		(1.38)	(1.03)	(0.36)	(0.33)
	5/31/21	15.10	0.24		2.18	2.42	(0.28)	(0.05)
	5/31/20	14.31	0.36		0.79	1.15	(0.34)	(0.02)
	5/31/19	14.22	0.33		0.16	0.49	(0.34)	(0.06)
	5/31/18	13.82	0.30		0.41	0.71	(0.29)	(0.02)

Premier Class
	5/31/22	17.18	0.41		(1.45)	(1.04)	(0.35)	(0.33)
	5/31/21	15.09	0.27		2.14	2.41	(0.27)	(0.05)
	5/31/20	14.30	0.32		0.82	1.14	(0.33)	(0.02)
	5/31/19	14.20	0.31		0.17	0.48	(0.32)	(0.06)
	5/31/18	13.81	0.28		0.40	0.68	(0.27)	(0.02)

Retirement Class
	5/31/22	17.16	0.32		(1.38)	(1.06)	(0.33)	(0.33)
	5/31/21	15.07	0.24		2.16	2.40	(0.26)	(0.05)
	5/31/20	14.28	0.31		0.81	1.12	(0.31)	(0.02)
	5/31/19	14.19	0.31		0.15	0.46	(0.31)	(0.06)
	5/31/18	13.79	0.26		0.42	0.68	(0.26)	(0.02)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

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(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.71)	$ 15.48	(6.20)%	$557,296	0.23%[g]		0.10%[g]		2.13%	24%
(0.34)	17.20	16.36	547,545	0.23	[g]	0.10	[g]	1.69	23
(0.37)	15.10	8.17	437,256	0.26	[g]	0.10	[g]	2.32	27
(0.40)	14.31	3.66	306,742	0.24	[f]	0.07	[f]	2.39	23
(0.31)	14.22	5.16	233,165	0.21	[e]	0.00	[e]	2.09	26

(0.69)	15.47	(6.30)	2,699	0.33	[g]	0.20	[g]	2.08	24
(0.33)	17.19	16.16	2,242	0.34	[g]	0.20	[g]	1.49	23
(0.36)	15.10	8.08	989	0.37	[g]	0.22	[g]	2.41	27
(0.40)	14.31	3.64	160	0.27	[f]	0.10	[f]	2.33	23
(0.31)	14.22	5.07	111	0.21	[e]	0.01	[e]	2.13	26

(0.68)	15.46	(6.36)	3,993	0.38	[g]	0.25	[g]	2.37	24
(0.32)	17.18	16.12	25,449	0.38	[g]	0.25	[g]	1.63	23
(0.35)	15.09	8.09	29,105	0.40	[g]	0.25	[g]	2.17	27
(0.38)	14.30	3.44	29,443	0.39	[f]	0.22	[f]	2.20	23
(0.29)	14.20	4.94	20,117	0.35	[e]	0.15	[e]	2.00	26

(0.66)	15.44	(6.45)	40,901	0.48	[g]	0.35	[g]	1.90	24
(0.31)	17.16	16.04	48,346	0.48	[g]	0.35	[g]	1.45	23
(0.33)	15.07	7.91	35,862	0.50	[g]	0.35	[g]	2.09	27
(0.37)	14.28	3.40	34,847	0.49	[f]	0.32	[f]	2.19	23
(0.28)	14.19	4.83	39,058	0.45	[e]	0.25	[e]	1.88	26

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Financial highlights

Lifecycle Index 2010 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 18.13	$ 0.38		$ (1.41)	$ (1.03)	$ (0.38)	$ (0.48)
	5/31/21	15.97	0.30		2.28	2.58	(0.31)	(0.11)
	5/31/20	15.11	0.36		0.87	1.23	(0.35)	(0.02)
	5/31/19	15.04	0.36		0.15	0.51	(0.35)	(0.09)
	5/31/18	14.59	0.32		0.45	0.77	(0.29)	(0.03)

Advisor Class
	5/31/22	18.13	0.36		(1.40)	(1.04)	(0.37)	(0.48)
	5/31/21	15.97	0.22		2.35	2.57	(0.30)	(0.11)
	5/31/20	15.11	0.36		0.87	1.23	(0.35)	(0.02)
	5/31/19	15.05	0.39		0.11	0.50	(0.35)	(0.09)
	5/31/18	14.59	0.31		0.47	0.78	(0.29)	(0.03)

Premier Class
	5/31/22	18.06	0.37		(1.42)	(1.05)	(0.35)	(0.48)
	5/31/21	15.92	0.27		2.26	2.53	(0.28)	(0.11)
	5/31/20	15.06	0.35		0.86	1.21	(0.33)	(0.02)
	5/31/19	15.00	0.35		0.13	0.48	(0.33)	(0.09)
	5/31/18	14.54	0.30		0.47	0.77	(0.28)	(0.03)

Retirement Class
	5/31/22	17.96	0.33		(1.39)	(1.06)	(0.34)	(0.48)
	5/31/21	15.83	0.25		2.26	2.51	(0.27)	(0.11)
	5/31/20	14.98	0.32		0.87	1.19	(0.32)	(0.02)
	5/31/19	14.92	0.32		0.14	0.46	(0.31)	(0.09)
	5/31/18	14.47	0.28		0.46	0.74	(0.26)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

240     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.86)	$ 16.24	(6.07)%	$526,583	0.22%[g]		0.10%[g]		2.12%	23%
(0.42)	18.13	16.22	560,852	0.23	[g]	0.10	[g]	1.71	28
(0.37)	15.97	8.18	442,192	0.25	[g]	0.10	[g]	2.32	22
(0.44)	15.11	3.57	335,348	0.22	[f]	0.07	[f]	2.40	19
(0.32)	15.04	5.29	265,521	0.15	[e]	0.00	[e]	2.13	16

(0.85)	16.24	(6.16)	1,715	0.32	[g]	0.20	[g]	2.03	23
(0.41)	18.13	16.18	1,950	0.32	[g]	0.19	[g]	1.28	28
(0.37)	15.97	8.16	123	0.26	[g]	0.12	[g]	2.30	22
(0.44)	15.11	3.52	113	0.27	[f]	0.13	[f]	2.57	19
(0.32)	15.05	5.28	177	0.17	[e]	0.02	[e]	2.06	16

(0.83)	16.18	(6.19)	21,048	0.38	[g]	0.25	[g]	2.07	23
(0.39)	18.06	15.99	43,665	0.38	[g]	0.25	[g]	1.56	28
(0.35)	15.92	8.06	31,580	0.40	[g]	0.25	[g]	2.20	22
(0.42)	15.06	3.42	32,634	0.36	[f]	0.21	[f]	2.35	19
(0.31)	15.00	5.18	47,385	0.30	[e]	0.15	[e]	2.03	16

(0.82)	16.08	(6.32)	68,666	0.47	[g]	0.35	[g]	1.88	23
(0.38)	17.96	15.91	81,534	0.48	[g]	0.35	[g]	1.46	28
(0.34)	15.83	7.93	74,599	0.50	[g]	0.35	[g]	2.08	22
(0.40)	14.98	3.32	70,013	0.47	[f]	0.32	[f]	2.16	19
(0.29)	14.92	5.02	77,207	0.40	[e]	0.25	[e]	1.88	16

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     241

Financial highlights

Lifecycle Index 2015 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 19.15	$ 0.39		$ (1.52)	$ (1.13)	$ (0.40)	$ (0.57)
	5/31/21	16.65	0.31		2.69	3.00	(0.34)	(0.16)
	5/31/20	15.76	0.38		0.92	1.30	(0.38)	(0.03)
	5/31/19	15.74	0.37		0.13	0.50	(0.37)	(0.11)
	5/31/18	15.15	0.34		0.58	0.92	(0.30)	(0.03)

Advisor Class
	5/31/22	19.14	0.40		(1.55)	(1.15)	(0.38)	(0.57)
	5/31/21	16.65	0.23		2.75	2.98	(0.33)	(0.16)
	5/31/20	15.76	0.39		0.90	1.29	(0.37)	(0.03)
	5/31/19	15.74	0.37		0.12	0.49	(0.36)	(0.11)
	5/31/18	15.16	0.33		0.58	0.91	(0.30)	(0.03)

Premier Class
	5/31/22	19.07	0.41		(1.57)	(1.16)	(0.37)	(0.57)
	5/31/21	16.58	0.28		2.68	2.96	(0.31)	(0.16)
	5/31/20	15.69	0.36		0.91	1.27	(0.35)	(0.03)
	5/31/19	15.68	0.36		0.10	0.46	(0.34)	(0.11)
	5/31/18	15.10	0.32		0.57	0.89	(0.28)	(0.03)

Retirement Class
	5/31/22	19.00	0.34		(1.50)	(1.16)	(0.35)	(0.57)
	5/31/21	16.52	0.26		2.67	2.93	(0.29)	(0.16)
	5/31/20	15.64	0.33		0.91	1.24	(0.33)	(0.03)
	5/31/19	15.62	0.33		0.13	0.46	(0.33)	(0.11)
	5/31/18	15.05	0.29		0.58	0.87	(0.27)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

242     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.97)	$ 17.05	(6.32)%	$966,867	0.21%[g]		0.10%[g]		2.08%	19%
(0.50)	19.15	18.16	962,220	0.21	[g]	0.10	[g]	1.71	26
(0.41)	16.65	8.24	819,474	0.23	[g]	0.10	[g]	2.33	25
(0.48)	15.76	3.40	654,257	0.20	[f]	0.07	[f]	2.38	17
(0.33)	15.74	6.01	533,409	0.13	[e]	0.00	[e]	2.16	11

(0.95)	17.04	(6.40)	1,657	0.31	[g]	0.20	[g]	2.13	19
(0.49)	19.14	18.05	1,396	0.31	[g]	0.20	[g]	1.28	26
(0.40)	16.65	8.19	592	0.30	[g]	0.18	[g]	2.38	25
(0.47)	15.76	3.31	164	0.24	[f]	0.11	[f]	2.38	17
(0.33)	15.74	5.99	114	0.14	[e]	0.01	[e]	2.13	11

(0.94)	16.97	(6.49)	34,529	0.36	[g]	0.25	[g]	2.16	19
(0.47)	19.07	18.00	98,140	0.36	[g]	0.25	[g]	1.55	26
(0.38)	16.58	8.12	85,350	0.37	[g]	0.25	[g]	2.18	25
(0.45)	15.69	3.19	94,174	0.34	[f]	0.21	[f]	2.31	17
(0.31)	15.68	5.83	101,715	0.28	[e]	0.15	[e]	2.05	11

(0.92)	16.92	(6.51)	100,537	0.46	[g]	0.35	[g]	1.83	19
(0.45)	19.00	17.88	126,902	0.46	[g]	0.35	[g]	1.44	26
(0.36)	16.52	7.96	122,731	0.47	[g]	0.35	[g]	2.05	25
(0.44)	15.64	3.09	130,910	0.45	[f]	0.32	[f]	2.14	17
(0.30)	15.62	5.73	133,557	0.38	[e]	0.25	[e]	1.87	11

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     243

Financial highlights

Lifecycle Index 2020 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 20.70	$ 0.41		$ (1.66)	$ (1.25)	$ (0.43)	$ (0.63)
	5/31/21	17.63	0.33		3.20	3.53	(0.36)	(0.10)
	5/31/20	16.65	0.40		0.99	1.39	(0.39)	(0.02)
	5/31/19	16.63	0.39		0.08	0.47	(0.38)	(0.07)
	5/31/18	15.87	0.36		0.73	1.09	(0.31)	(0.02)

Advisor Class
	5/31/22	20.67	0.41		(1.68)	(1.27)	(0.41)	(0.63)
	5/31/21	17.61	0.27		3.23	3.50	(0.34)	(0.10)
	5/31/20	16.64	0.43		0.94	1.37	(0.38)	(0.02)
	5/31/19	16.62	0.38		0.08	0.46	(0.37)	(0.07)
	5/31/18	15.86	0.36		0.72	1.08	(0.30)	(0.02)

Premier Class
	5/31/22	20.59	0.44		(1.72)	(1.28)	(0.39)	(0.63)
	5/31/21	17.55	0.30		3.17	3.47	(0.33)	(0.10)
	5/31/20	16.57	0.38		0.99	1.37	(0.37)	(0.02)
	5/31/19	16.55	0.37		0.07	0.44	(0.35)	(0.07)
	5/31/18	15.80	0.33		0.73	1.06	(0.29)	(0.02)

Retirement Class
	5/31/22	20.52	0.36		(1.66)	(1.30)	(0.37)	(0.63)
	5/31/21	17.48	0.28		3.17	3.45	(0.31)	(0.10)
	5/31/20	16.51	0.35		0.99	1.34	(0.35)	(0.02)
	5/31/19	16.49	0.34		0.09	0.43	(0.34)	(0.07)
	5/31/18	15.74	0.30		0.74	1.04	(0.27)	(0.02)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

244     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (1.06)	$ 18.39	(6.51)%	$2,756,707	0.19%[g]		0.10%[g]		2.01%	19%
(0.46)	20.70	20.14	2,729,084	0.20	[g]	0.10	[g]	1.72	21
(0.41)	17.63	8.36	2,221,699	0.21	[g]	0.10	[g]	2.32	20
(0.45)	16.65	3.07	1,636,541	0.19	[f]	0.08	[f]	2.34	12
(0.33)	16.63	6.85	1,176,623	0.12	[e]	0.01	[e]	2.17	8

(1.04)	18.36	(6.60)	10,672	0.30	[g]	0.20	[g]	2.03	19
(0.44)	20.67	20.00	11,420	0.30	[g]	0.20	[g]	1.37	21
(0.40)	17.61	8.25	4,832	0.31	[g]	0.21	[g]	2.51	20
(0.44)	16.64	2.95	708	0.27	[f]	0.16	[f]	2.30	12
(0.32)	16.62	6.85	200	0.18	[e]	0.07	[e]	2.17	8

(1.02)	18.29	(6.65)	82,754	0.35	[g]	0.25	[g]	2.13	19
(0.43)	20.59	19.89	316,253	0.35	[g]	0.25	[g]	1.55	21
(0.39)	17.55	8.25	268,403	0.36	[g]	0.25	[g]	2.16	20
(0.42)	16.57	2.86	257,430	0.33	[f]	0.22	[f]	2.24	12
(0.31)	16.55	6.75	250,375	0.27	[e]	0.16	[e]	2.02	8

(1.00)	18.22	(6.76)	247,101	0.44	[g]	0.35	[g]	1.78	19
(0.41)	20.52	19.85	310,428	0.45	[g]	0.35	[g]	1.46	21
(0.37)	17.48	8.10	303,700	0.46	[g]	0.35	[g]	2.05	20
(0.41)	16.51	2.76	316,512	0.43	[f]	0.32	[f]	2.09	12
(0.29)	16.49	6.66	318,125	0.37	[e]	0.26	[e]	1.86	8

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     245

Financial highlights

Lifecycle Index 2025 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 22.36	$ 0.43		$ (1.83)	$ (1.40)	$ (0.45)	$ (0.44)
	5/31/21	18.53	0.35		3.94	4.29	(0.37)	(0.09)
	5/31/20	17.49	0.42		1.05	1.47	(0.41)	(0.02)
	5/31/19	17.51	0.40		0.02	0.42	(0.39)	(0.05)
	5/31/18	16.54	0.37		0.95	1.32	(0.33)	(0.02)

Advisor Class
	5/31/22	22.32	0.42		(1.85)	(1.43)	(0.43)	(0.44)
	5/31/21	18.50	0.31		3.96	4.27	(0.36)	(0.09)
	5/31/20	17.47	0.42		1.03	1.45	(0.40)	(0.02)
	5/31/19	17.50	0.40		(0.00)	0.40	(0.38)	(0.05)
	5/31/18	16.53	0.31		1.00	1.31	(0.32)	(0.02)

Premier Class
	5/31/22	22.26	0.47		(1.90)	(1.43)	(0.41)	(0.44)
	5/31/21	18.45	0.32		3.92	4.24	(0.34)	(0.09)
	5/31/20	17.41	0.39		1.05	1.44	(0.38)	(0.02)
	5/31/19	17.44	0.38		0.01	0.39	(0.37)	(0.05)
	5/31/18	16.47	0.35		0.95	1.30	(0.31)	(0.02)

Retirement Class
	5/31/22	22.15	0.37		(1.82)	(1.45)	(0.39)	(0.44)
	5/31/21	18.36	0.30		3.90	4.20	(0.32)	(0.09)
	5/31/20	17.34	0.37		1.03	1.40	(0.36)	(0.02)
	5/31/19	17.36	0.35		0.03	0.38	(0.35)	(0.05)
	5/31/18	16.40	0.31		0.96	1.27	(0.29)	(0.02)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

246     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.89)	$ 20.07	(6.65)%	$4,582,423	0.19%[g]		0.10%[g]		1.95%	14%
(0.46)	22.36	23.29	4,263,286	0.19	[g]	0.10	[g]	1.71	18
(0.43)	18.53	8.35	3,152,216	0.20	[g]	0.11	[g]	2.31	17
(0.44)	17.49	2.58	2,108,199	0.18	[f]	0.08	[f]	2.28	11
(0.35)	17.51	7.99	1,456,072	0.12	[e]	0.01	[e]	2.14	7

(0.87)	20.02	(6.78)	21,746	0.29	[g]	0.21	[g]	1.92	14
(0.45)	22.32	23.20	17,472	0.29	[g]	0.20	[g]	1.47	18
(0.42)	18.50	8.23	2,837	0.30	[g]	0.21	[g]	2.30	17
(0.43)	17.47	2.51	1,001	0.28	[f]	0.18	[f]	2.28	11
(0.34)	17.50	7.89	438	0.21	[e]	0.09	[e]	1.82	7

(0.85)	19.98	(6.79)	123,482	0.34	[g]	0.25	[g]	2.06	14
(0.43)	22.26	23.11	466,892	0.34	[g]	0.25	[g]	1.55	18
(0.40)	18.45	8.24	357,784	0.35	[g]	0.26	[g]	2.15	17
(0.42)	17.41	2.44	328,028	0.33	[f]	0.22	[f]	2.20	11
(0.33)	17.44	7.84	299,291	0.27	[e]	0.16	[e]	2.01	7

(0.83)	19.87	(6.91)	420,997	0.44	[g]	0.35	[g]	1.71	14
(0.41)	22.15	22.99	481,282	0.44	[g]	0.35	[g]	1.46	18
(0.38)	18.36	8.05	424,099	0.46	[g]	0.36	[g]	2.05	17
(0.40)	17.34	2.33	408,411	0.43	[f]	0.32	[f]	2.03	11
(0.31)	17.36	7.76	372,112	0.37	[e]	0.26	[e]	1.84	7

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     247

Financial highlights

Lifecycle Index 2030 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 24.08	$ 0.45		$ (2.03)	$ (1.58)	$ (0.47)	$ (0.31)
	5/31/21	19.40	0.38		4.77	5.15	(0.39)	(0.08)
	5/31/20	18.33	0.44		1.08	1.52	(0.43)	(0.02)
	5/31/19	18.42	0.41		(0.04)	0.37	(0.41)	(0.05)
	5/31/18	17.23	0.38		1.19	1.57	(0.35)	(0.03)

Advisor Class
	5/31/22	24.04	0.43		(2.03)	(1.60)	(0.45)	(0.31)
	5/31/21	19.38	0.31		4.80	5.11	(0.37)	(0.08)
	5/31/20	18.31	0.42		1.09	1.51	(0.42)	(0.02)
	5/31/19	18.41	0.43		(0.08)	0.35	(0.40)	(0.05)
	5/31/18	17.22	0.36		1.19	1.55	(0.33)	(0.03)

Premier Class
	5/31/22	23.96	0.50		(2.12)	(1.62)	(0.43)	(0.31)
	5/31/21	19.31	0.34		4.75	5.09	(0.36)	(0.08)
	5/31/20	18.24	0.41		1.09	1.50	(0.41)	(0.02)
	5/31/19	18.34	0.40		(0.07)	0.33	(0.38)	(0.05)
	5/31/18	17.15	0.36		1.19	1.55	(0.33)	(0.03)

Retirement Class
	5/31/22	23.85	0.39		(2.01)	(1.62)	(0.41)	(0.31)
	5/31/21	19.22	0.32		4.72	5.04	(0.33)	(0.08)
	5/31/20	18.16	0.39		1.08	1.47	(0.39)	(0.02)
	5/31/19	18.26	0.36		(0.05)	0.31	(0.36)	(0.05)
	5/31/18	17.08	0.33		1.19	1.52	(0.31)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
248     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.78)	$ 21.72	(6.86)%	$5,483,743	0.18%[g]		0.10%[g]		1.88%	13%
(0.47)	24.08	26.70	4,966,053	0.19	[g]	0.10	[g]	1.70	16
(0.45)	19.40	8.25	3,449,438	0.20	[g]	0.10	[g]	2.30	15
(0.46)	18.33	2.13	2,291,258	0.18	[f]	0.08	[f]	2.24	10
(0.38)	18.42	9.10	1,517,858	0.12	[e]	0.02	[e]	2.11	5

(0.76)	21.68	(6.94)	26,880	0.28	[g]	0.20	[g]	1.83	13
(0.45)	24.04	26.54	23,352	0.29	[g]	0.20	[g]	1.38	16
(0.44)	19.38	8.20	5,671	0.30	[g]	0.21	[g]	2.20	15
(0.45)	18.31	2.03	1,311	0.28	[f]	0.18	[f]	2.36	10
(0.36)	18.41	9.00	165	0.21	[e]	0.11	[e]	2.00	5

(0.74)	21.60	(7.00)	150,515	0.33	[g]	0.25	[g]	2.04	13
(0.44)	23.96	26.45	475,693	0.34	[g]	0.25	[g]	1.54	16
(0.43)	19.31	8.14	344,547	0.35	[g]	0.25	[g]	2.14	15
(0.43)	18.24	1.98	318,862	0.32	[f]	0.22	[f]	2.16	10
(0.36)	18.34	8.95	307,155	0.27	[e]	0.17	[e]	1.97	5

(0.72)	21.51	(7.07)	445,022	0.43	[g]	0.35	[g]	1.66	13
(0.41)	23.85	26.40	496,871	0.44	[g]	0.35	[g]	1.45	16
(0.41)	19.22	8.02	419,628	0.45	[g]	0.35	[g]	2.04	15
(0.41)	18.16	1.88	392,792	0.42	[f]	0.32	[f]	2.01	10
(0.34)	18.26	8.82	368,806	0.37	[e]	0.27	[e]	1.81	5

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     249

Financial highlights

Lifecycle Index 2035 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 25.77	$ 0.46		$ (2.18)	$ (1.72)	$ (0.50)	$ (0.27)
	5/31/21	20.21	0.40		5.64	6.04	(0.40)	(0.08)
	5/31/20	19.12	0.46		1.11	1.57	(0.46)	(0.02)
	5/31/19	19.32	0.42		(0.14)	0.28	(0.42)	(0.06)
	5/31/18	17.89	0.40		1.43	1.83	(0.37)	(0.03)

Advisor Class
	5/31/22	25.73	0.44		(2.19)	(1.75)	(0.47)	(0.27)
	5/31/21	20.18	0.32		5.70	6.02	(0.39)	(0.08)
	5/31/20	19.10	0.50		1.04	1.54	(0.44)	(0.02)
	5/31/19	19.31	0.40		(0.13)	0.27	(0.42)	(0.06)
	5/31/18	17.88	0.38		1.44	1.82	(0.36)	(0.03)

Premier Class
	5/31/22	25.63	0.51		(2.27)	(1.76)	(0.46)	(0.27)
	5/31/21	20.11	0.36		5.61	5.97	(0.37)	(0.08)
	5/31/20	19.02	0.43		1.11	1.54	(0.43)	(0.02)
	5/31/19	19.22	0.40		(0.14)	0.26	(0.40)	(0.06)
	5/31/18	17.81	0.37		1.41	1.78	(0.34)	(0.03)

Retirement Class
	5/31/22	25.52	0.40		(2.18)	(1.78)	(0.43)	(0.27)
	5/31/21	20.02	0.33		5.60	5.93	(0.35)	(0.08)
	5/31/20	18.94	0.41		1.10	1.51	(0.41)	(0.02)
	5/31/19	19.14	0.37		(0.13)	0.24	(0.38)	(0.06)
	5/31/18	17.73	0.33		1.43	1.76	(0.32)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

250     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.77)	$ 23.28	(7.00)%	$5,330,114	0.18%[g]		0.10%[g]		1.81%	12%
(0.48)	25.77	30.12	4,697,189	0.18	[g]	0.10	[g]	1.70	15
(0.48)	20.21	8.12	3,151,680	0.19	[g]	0.11	[g]	2.30	14
(0.48)	19.12	1.66	2,077,146	0.17	[f]	0.08	[f]	2.20	7
(0.40)	19.32	10.17	1,453,606	0.12	[e]	0.02	[e]	2.09	5

(0.74)	23.24	(7.09)	18,143	0.28	[g]	0.20	[g]	1.72	12
(0.47)	25.73	30.03	15,231	0.28	[g]	0.20	[g]	1.37	15
(0.46)	20.18	8.02	3,623	0.29	[g]	0.20	[g]	2.51	14
(0.48)	19.10	1.52	1,036	0.27	[f]	0.18	[f]	2.12	7
(0.39)	19.31	10.22	133	0.14	[e]	0.04	[e]	2.02	5

(0.73)	23.14	(7.18)	161,087	0.33	[g]	0.25	[g]	1.97	12
(0.45)	25.63	29.90	470,422	0.33	[g]	0.25	[g]	1.54	15
(0.45)	20.11	8.02	331,062	0.34	[g]	0.26	[g]	2.15	14
(0.46)	19.02	1.46	295,473	0.32	[f]	0.23	[f]	2.10	7
(0.37)	19.22	10.03	276,476	0.27	[e]	0.17	[e]	1.95	5

(0.70)	23.04	(7.26)	401,495	0.43	[g]	0.35	[g]	1.58	12
(0.43)	25.52	29.81	451,962	0.43	[g]	0.35	[g]	1.45	15
(0.43)	20.02	7.89	372,294	0.44	[g]	0.36	[g]	2.04	14
(0.44)	18.94	1.36	353,729	0.42	[f]	0.33	[f]	1.94	7
(0.35)	19.14	9.97	331,850	0.37	[e]	0.27	[e]	1.78	5

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     251

Financial highlights

Lifecycle Index 2040 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 27.19	$ 0.48		$ (2.30)	$ (1.82)	$ (0.53)	$ (0.29)
	5/31/21	20.71	0.41		6.56	6.97	(0.41)	(0.08)
	5/31/20	19.65	0.47		1.08	1.55	(0.47)	(0.02)
	5/31/19	19.96	0.42		(0.25)	0.17	(0.43)	(0.05)
	5/31/18	18.30	0.39		1.68	2.07	(0.38)	(0.03)

Advisor Class
	5/31/22	27.16	0.47		(2.32)	(1.85)	(0.51)	(0.29)
	5/31/21	20.69	0.31		6.64	6.95	(0.40)	(0.08)
	5/31/20	19.63	0.47		1.07	1.54	(0.46)	(0.02)
	5/31/19	19.94	0.40		(0.24)	0.16	(0.42)	(0.05)
	5/31/18	18.29	0.50		1.55	2.05	(0.37)	(0.03)

Premier Class
	5/31/22	27.04	0.54		(2.40)	(1.86)	(0.49)	(0.29)
	5/31/21	20.60	0.36		6.54	6.90	(0.38)	(0.08)
	5/31/20	19.55	0.44		1.07	1.51	(0.44)	(0.02)
	5/31/19	19.86	0.41		(0.27)	0.14	(0.40)	(0.05)
	5/31/18	18.21	0.37		1.67	2.04	(0.36)	(0.03)

Retirement Class
	5/31/22	26.93	0.42		(2.30)	(1.88)	(0.46)	(0.29)
	5/31/21	20.52	0.34		6.51	6.85	(0.36)	(0.08)
	5/31/20	19.47	0.42		1.07	1.49	(0.42)	(0.02)
	5/31/19	19.78	0.37		(0.25)	0.12	(0.38)	(0.05)
	5/31/18	18.15	0.33		1.67	2.00	(0.34)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

252     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.82)	$ 24.55	(7.00)%	$5,515,470	0.17%[g]		0.10%[g]		1.78%	12%
(0.49)	27.19	33.87	4,914,220	0.18	[g]	0.10	[g]	1.68	14
(0.49)	20.71	7.81	3,297,735	0.19	[g]	0.10	[g]	2.28	11
(0.48)	19.65	1.08	2,269,054	0.17	[f]	0.08	[f]	2.14	6
(0.41)	19.96	11.32	1,613,765	0.12	[e]	0.03	[e]	2.02	3

(0.80)	24.51	(7.12)	21,468	0.27	[g]	0.20	[g]	1.75	12
(0.48)	27.16	33.78	16,071	0.28	[g]	0.20	[g]	1.25	14
(0.48)	20.69	7.75	3,215	0.28	[g]	0.19	[g]	2.30	11
(0.47)	19.63	0.96	2,047	0.25	[f]	0.16	[f]	2.02	6
(0.40)	19.94	11.29	547	0.23	[e]	0.14	[e]	2.53	3

(0.78)	24.40	(7.18)	172,180	0.32	[g]	0.25	[g]	1.98	12
(0.46)	27.04	33.69	447,061	0.33	[g]	0.25	[g]	1.50	14
(0.46)	20.60	7.65	291,837	0.34	[g]	0.25	[g]	2.12	11
(0.45)	19.55	0.87	258,812	0.31	[f]	0.23	[f]	2.09	6
(0.39)	19.86	11.24	264,272	0.27	[e]	0.18	[e]	1.88	3

(0.75)	24.30	(7.26)	385,438	0.42	[g]	0.35	[g]	1.55	12
(0.44)	26.93	33.55	435,795	0.43	[g]	0.35	[g]	1.42	14
(0.44)	20.52	7.58	348,208	0.44	[g]	0.35	[g]	2.02	11
(0.43)	19.47	0.77	336,720	0.42	[f]	0.33	[f]	1.89	6
(0.37)	19.78	11.05	310,574	0.37	[e]	0.28	[e]	1.70	3

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     253

Financial highlights

Lifecycle Index 2045 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 27.98	$ 0.49		$ (2.35)	$ (1.86)	$ (0.55)	$ (0.18)
	5/31/21	20.68	0.41		7.34	7.75	(0.41)	(0.04)
	5/31/20	19.69	0.47		1.02	1.49	(0.48)	(0.02)
	5/31/19	20.09	0.42		(0.34)	0.08	(0.43)	(0.05)
	5/31/18	18.32	0.40		1.78	2.18	(0.38)	(0.03)

Advisor Class
	5/31/22	27.93	0.49		(2.38)	(1.89)	(0.53)	(0.18)
	5/31/21	20.65	0.32		7.39	7.71	(0.39)	(0.04)
	5/31/20	19.66	0.48		0.99	1.47	(0.46)	(0.02)
	5/31/19	20.08	0.42		(0.37)	0.05	(0.42)	(0.05)
	5/31/18	18.32	0.37		1.79	2.16	(0.37)	(0.03)

Premier Class
	5/31/22	27.83	0.62		(2.51)	(1.89)	(0.51)	(0.18)
	5/31/21	20.58	0.36		7.31	7.67	(0.38)	(0.04)
	5/31/20	19.60	0.44		1.01	1.45	(0.45)	(0.02)
	5/31/19	20.00	0.41		(0.35)	0.06	(0.41)	(0.05)
	5/31/18	18.24	0.36		1.79	2.15	(0.36)	(0.03)

Retirement Class
	5/31/22	27.70	0.43		(2.35)	(1.92)	(0.48)	(0.18)
	5/31/21	20.49	0.34		7.26	7.60	(0.35)	(0.04)
	5/31/20	19.51	0.42		1.01	1.43	(0.43)	(0.02)
	5/31/19	19.91	0.36		(0.32)	0.04	(0.39)	(0.05)
	5/31/18	18.16	0.32		1.80	2.12	(0.34)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

254     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.73)	$ 25.39	(6.92)%	$4,224,772	0.17%[g]		0.10%[g]		1.75%	11%
(0.45)	27.98	37.71	3,640,347	0.17	[g]	0.10	[g]	1.65	11
(0.50)	20.68	7.43	2,269,913	0.19	[g]	0.10	[g]	2.27	6
(0.48)	19.69	0.58	1,451,216	0.17	[f]	0.08	[f]	2.10	4
(0.41)	20.09	11.97	982,189	0.13	[e]	0.03	[e]	2.02	3

(0.71)	25.33	(7.04)	18,259	0.27	[g]	0.20	[g]	1.77	11
(0.43)	27.93	37.58	12,840	0.28	[g]	0.20	[g]	1.29	11
(0.48)	20.65	7.37	2,504	0.29	[g]	0.21	[g]	2.31	6
(0.47)	19.66	0.41	1,162	0.27	[f]	0.18	[f]	2.10	4
(0.40)	20.08	11.85	422	0.25	[e]	0.15	[e]	1.88	3

(0.69)	25.25	(7.06)	90,924	0.32	[g]	0.25	[g]	2.17	11
(0.42)	27.83	37.48	352,496	0.32	[g]	0.25	[g]	1.47	11
(0.47)	20.58	7.28	225,642	0.34	[g]	0.25	[g]	2.12	6
(0.46)	19.60	0.43	195,595	0.32	[f]	0.22	[f]	2.05	4
(0.39)	20.00	11.83	191,402	0.28	[e]	0.18	[e]	1.86	3

(0.66)	25.12	(7.18)	308,109	0.42	[g]	0.35	[g]	1.54	11
(0.39)	27.70	37.32	328,342	0.42	[g]	0.35	[g]	1.40	11
(0.45)	20.49	7.21	256,314	0.44	[g]	0.35	[g]	2.03	6
(0.44)	19.51	0.32	236,400	0.42	[f]	0.32	[f]	1.83	4
(0.37)	19.91	11.71	219,919	0.38	[e]	0.28	[e]	1.66	3

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     255

Financial highlights

Lifecycle Index 2050 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 28.25	$ 0.49		$ (2.37)	$ (1.88)	$ (0.56)	$ (0.12)
	5/31/21	20.75	0.41		7.53	7.94	(0.41)	(0.03)
	5/31/20	19.75	0.47		1.03	1.50	(0.48)	(0.02)
	5/31/19	20.17	0.42		(0.35)	0.07	(0.44)	(0.05)
	5/31/18	18.36	0.39		1.84	2.23	(0.39)	(0.03)

Advisor Class
	5/31/22	28.21	0.49		(2.40)	(1.91)	(0.54)	(0.12)
	5/31/21	20.72	0.33		7.58	7.91	(0.39)	(0.03)
	5/31/20	19.73	0.50		0.97	1.47	(0.46)	(0.02)
	5/31/19	20.16	0.41		(0.36)	0.05	(0.43)	(0.05)
	5/31/18	18.35	0.37		1.84	2.21	(0.37)	(0.03)

Premier Class
	5/31/22	28.09	0.64		(2.55)	(1.91)	(0.52)	(0.12)
	5/31/21	20.63	0.36		7.51	7.87	(0.38)	(0.03)
	5/31/20	19.65	0.44		1.01	1.45	(0.45)	(0.02)
	5/31/19	20.07	0.41		(0.37)	0.04	(0.41)	(0.05)
	5/31/18	18.28	0.36		1.82	2.18	(0.36)	(0.03)

Retirement Class
	5/31/22	27.95	0.42		(2.35)	(1.93)	(0.49)	(0.12)
	5/31/21	20.54	0.34		7.45	7.79	(0.35)	(0.03)
	5/31/20	19.56	0.42		1.01	1.43	(0.43)	(0.02)
	5/31/19	19.98	0.36		(0.34)	0.02	(0.39)	(0.05)
	5/31/18	18.20	0.33		1.82	2.15	(0.34)	(0.03)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

256     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.68)	$ 25.69	(6.92)%	$3,473,689	0.17%[g]		0.10%[g]		1.75%	11%
(0.44)	28.25	38.50	2,948,578	0.18	[g]	0.10	[g]	1.63	9
(0.50)	20.75	7.46	1,786,312	0.19	[g]	0.10	[g]	2.26	5
(0.49)	19.75	0.47	1,066,667	0.18	[f]	0.08	[f]	2.08	5
(0.42)	20.17	12.16	667,846	0.13	[e]	0.03	[e]	2.01	3

(0.66)	25.64	(7.04)	14,242	0.27	[g]	0.20	[g]	1.75	11
(0.42)	28.21	38.42	10,851	0.27	[g]	0.20	[g]	1.30	9
(0.48)	20.72	7.35	2,546	0.28	[g]	0.20	[g]	2.41	5
(0.48)	19.73	0.37	1,200	0.27	[f]	0.17	[f]	2.07	5
(0.40)	20.16	12.08	212	0.19	[e]	0.09	[e]	1.90	3

(0.64)	25.54	(7.06)	80,318	0.32	[g]	0.25	[g]	2.20	11
(0.41)	28.09	38.36	295,691	0.33	[g]	0.25	[g]	1.47	9
(0.47)	20.63	7.26	188,481	0.34	[g]	0.25	[g]	2.11	5
(0.46)	19.65	0.32	157,105	0.32	[f]	0.22	[f]	2.06	5
(0.39)	20.07	11.97	148,822	0.28	[e]	0.18	[e]	1.83	3

(0.61)	25.41	(7.15)	271,085	0.42	[g]	0.35	[g]	1.52	11
(0.38)	27.95	38.15	285,738	0.43	[g]	0.35	[g]	1.41	9
(0.45)	20.54	7.19	218,846	0.45	[g]	0.35	[g]	2.04	5
(0.44)	19.56	0.21	202,199	0.42	[f]	0.32	[f]	1.83	5
(0.37)	19.98	11.86	178,268	0.38	[e]	0.28	[e]	1.68	3

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     257

Financial highlights

Lifecycle Index 2055 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 22.70	$ 0.40		$ (1.92)	$ (1.52)	$ (0.45)	$ (0.03)
	5/31/21	16.59	0.32		6.14	6.46	(0.33)	(0.02)
	5/31/20	15.80	0.37		0.82	1.19	(0.38)	(0.02)
	5/31/19	16.15	0.33		(0.30)	0.03	(0.35)	(0.03)
	5/31/18	14.67	0.32		1.49	1.81	(0.31)	(0.02)

Advisor Class
	5/31/22	22.66	0.38		(1.92)	(1.54)	(0.43)	(0.03)
	5/31/21	16.57	0.29		6.13	6.42	(0.31)	(0.02)
	5/31/20	15.79	0.35		0.82	1.17	(0.37)	(0.02)
	5/31/19	16.14	0.33		(0.31)	0.02	(0.34)	(0.03)
	5/31/18	14.67	0.31		1.49	1.80	(0.31)	(0.02)

Premier Class
	5/31/22	22.62	0.53		(2.07)	(1.54)	(0.42)	(0.03)
	5/31/21	16.54	0.29		6.11	6.40	(0.30)	(0.02)
	5/31/20	15.76	0.35		0.81	1.16	(0.36)	(0.02)
	5/31/19	16.11	0.34		(0.33)	0.01	(0.33)	(0.03)
	5/31/18	14.64	0.28		1.50	1.78	(0.29)	(0.02)

Retirement Class
	5/31/22	22.56	0.34		(1.91)	(1.57)	(0.39)	(0.03)
	5/31/21	16.50	0.28		6.08	6.36	(0.28)	(0.02)
	5/31/20	15.73	0.34		0.79	1.13	(0.34)	(0.02)
	5/31/19	16.07	0.29		(0.29)	0.00 [d]	(0.31)	(0.03)
	5/31/18	14.61	0.26		1.50	1.76	(0.28)	(0.02)

[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

258     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.48)	$ 20.70	(6.91)%	$1,822,272	0.18%[g]		0.10%[g]		1.75%	11%
(0.35)	22.70	39.14	1,478,111	0.18	[g]	0.10	[g]	1.61	6
(0.40)	16.59	7.37	801,496	0.20	[g]	0.11	[g]	2.23	7
(0.38)	15.80	0.34	439,798	0.20	[f]	0.09	[f]	2.04	4
(0.33)	16.15	12.35	239,571	0.18	[e]	0.03	[e]	2.02	5

(0.46)	20.66	(7.00)	12,050	0.28	[g]	0.20	[g]	1.71	11
(0.33)	22.66	38.98	8,251	0.28	[g]	0.20	[g]	1.46	6
(0.39)	16.57	7.24	1,534	0.29	[g]	0.20	[g]	2.13	7
(0.37)	15.79	0.30	755	0.28	[f]	0.17	[f]	2.11	4
(0.33)	16.14	12.27	142	0.19	[e]	0.05	[e]	1.95	5

(0.45)	20.63	(7.02)	33,219	0.33	[g]	0.25	[g]	2.28	11
(0.32)	22.62	38.91	142,662	0.33	[g]	0.25	[g]	1.45	6
(0.38)	16.54	7.19	79,521	0.35	[g]	0.26	[g]	2.09	7
(0.36)	15.76	0.20	57,625	0.34	[f]	0.23	[f]	2.10	4
(0.31)	16.11	12.19	47,812	0.32	[e]	0.18	[e]	1.80	5

(0.42)	20.57	(7.13)	149,174	0.43	[g]	0.35	[g]	1.52	11
(0.30)	22.56	38.76	149,564	0.43	[g]	0.35	[g]	1.44	6
(0.36)	16.50	7.05	114,986	0.46	[g]	0.36	[g]	2.02	7
(0.34)	15.73	0.16	98,131	0.44	[f]	0.33	[f]	1.84	4
(0.30)	16.07	12.03	78,137	0.42	[e]	0.28	[e]	1.68	5

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     259

Financial highlights

Lifecycle Index 2060 Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 17.52	$ 0.30		$ (1.47)	$ (1.17)	$ (0.35)	$ (0.01)
	5/31/21	12.75	0.25		4.78	5.03	(0.25)	(0.01)
	5/31/20	12.14	0.28		0.63	0.91	(0.29)	(0.01)
	5/31/19	12.44	0.26		(0.24)	0.02	(0.27)	(0.05)
	5/31/18	11.29	0.25		1.16	1.41	(0.24)	(0.02)

Advisor Class
	5/31/22	17.51	0.29		(1.48)	(1.19)	(0.33)	(0.01)
	5/31/21	12.75	0.20		4.81	5.01	(0.24)	(0.01)
	5/31/20	12.15	0.27		0.62	0.89	(0.28)	(0.01)
	5/31/19	12.45	0.26		(0.25)	0.01	(0.26)	(0.05)
	5/31/18	11.29	0.23		1.18	1.41	(0.23)	(0.02)

Premier Class
	5/31/22	17.48	0.40		(1.59)	(1.19)	(0.32)	(0.01)
	5/31/21	12.73	0.22		4.77	4.99	(0.23)	(0.01)
	5/31/20	12.13	0.27		0.61	0.88	(0.27)	(0.01)
	5/31/19	12.43	0.24		(0.24)	0.00 [d]	(0.25)	(0.05)
	5/31/18	11.28	0.18		1.21	1.39	(0.22)	(0.02)

Retirement Class
	5/31/22	17.44	0.26		(1.46)	(1.20)	(0.31)	(0.01)
	5/31/21	12.70	0.22		4.75	4.97	(0.22)	(0.01)
	5/31/20	12.11	0.26		0.60	0.86	(0.26)	(0.01)
	5/31/19	12.41	0.23		(0.24)	(0.01)	(0.24)	(0.05)
	5/31/18	11.26	0.19		1.19	1.38	(0.21)	(0.02)

[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[f]

From June 1, 2018 through September 30, 2018, the Fund’s expenses do not include the expenses of the Underlying Funds. Beginning October 1, 2018, the Lifecycle Index Funds expenses include the expenses of the Underlying Funds.

[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

260     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses		Net expenses		Net investment income (loss)	Portfolio turnover rate

$ (0.36)	$ 15.99	(6.93)%	$828,871	0.19%[g]		0.10%[g]		1.75%	10%
(0.26)	17.52	39.68	600,348	0.21	[g]	0.10	[g]	1.59	6
(0.30)	12.75	7.36	267,485	0.26	[g]	0.11	[g]	2.21	16
(0.32)	12.14	0.25	112,059	0.32	[f]	0.08	[f]	2.15	28
(0.26)	12.44	12.44	58,145	0.42	[e]	0.03	[e]	2.04	32

(0.34)	15.98	(7.01)	9,092	0.29	[g]	0.20	[g]	1.69	10
(0.25)	17.51	39.51	5,527	0.30	[g]	0.20	[g]	1.31	6
(0.29)	12.75	7.21	1,292	0.35	[g]	0.20	[g]	2.11	16
(0.31)	12.15	0.22	590	0.39	[f]	0.17	[f]	2.16	28
(0.25)	12.45	12.52	157	0.42	[e]	0.05	[e]	1.92	32

(0.33)	15.96	(7.01)	15,601	0.34	[g]	0.25	[g]	2.23	10
(0.24)	17.48	39.44	40,943	0.35	[g]	0.25	[g]	1.42	6
(0.28)	12.73	7.17	17,927	0.41	[g]	0.26	[g]	2.09	16
(0.30)	12.13	0.12	8,644	0.46	[f]	0.23	[f]	1.95	28
(0.24)	12.43	12.34	5,040	0.55	[e]	0.18	[e]	1.51	32

(0.32)	15.92	(7.11)	67,009	0.44	[g]	0.35	[g]	1.50	10
(0.23)	17.44	39.33	55,903	0.45	[g]	0.35	[g]	1.43	6
(0.27)	12.70	7.01	37,293	0.51	[g]	0.36	[g]	2.00	16
(0.29)	12.11	0.05	25,636	0.56	[f]	0.33	[f]	1.89	28
(0.23)	12.41	12.29	15,437	0.65	[e]	0.28	[e]	1.59	32

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     261

Financial highlights

Lifecycle Index 2065 Fund

			Selected per share data
				Gain (loss) from investment operations
								Less distributions from

	For the period or year ended		Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22		$ 12.45	$ 0.21		$ (1.02)	$ (0.81)	$ (0.23)	$ (0.01)
	5/31/21	†	10.00	0.15		2.48	2.63	(0.18)	—

Advisor Class
	5/31/22		12.46	0.22		(1.04)	(0.82)	(0.36)	(0.01)
	5/31/21	†	10.00	0.16		2.48	2.64	(0.18)	—

Premier Class
	5/31/22		12.46	0.18		(1.01)	(0.83)	(0.36)	(0.01)
	5/31/21	†	10.00	0.16		2.48	2.64	(0.18)	—

Retirement Class
	5/31/22		12.44	0.17		(1.04)	(0.87)	(0.29)	(0.01)
	5/31/21	†	10.00	0.15		2.46	2.61	(0.17)	—

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[g]	The Fund’s expenses include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.
†	The Fund commenced operations on September 30, 2020.

262     Prospectus  ■  TIAA-CREF Lifecycle Index Funds

(concluded)

				Ratios and supplemental data

					Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return		Net assets at end of period (in thousands)	Gross expenses	Net expenses		Net investment income (loss)			Portfolio turnover rate

$ (0.24)	$ 11.40	(6.70)%		$44,526	0.82%[g]		0.11%[g]		1.76%		108%
(0.18)	12.45	26.45	[b]	7,131	3.91	[c,g]	0.10	[c,g]	2.02	[c]	36	[b]

(0.37)	11.27	(6.83)		716	0.83	[g]	0.13	[g]	1.81		108
(0.18)	12.46	26.48	[b]	626	4.26	[c,g]	0.25	[c,g]	2.16	[c]	36	[b]

(0.37)	11.26	(6.90)		808	0.97	[g]	0.25	[g]	1.49		108
(0.18)	12.46	26.48	[b]	637	4.41	[c,g]	0.25	[c,g]	2.14	[c]	36	[b]

(0.30)	11.27	(7.26)		1,740	1.08	[g]	0.36	[g]	1.42		108
(0.17)	12.44	26.35	[b]	693	4.54	[c,g]	0.35	[c,g]	2.00	[c]	36	[b]

TIAA-CREF Lifecycle Index Funds  ■  Prospectus     263

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Funds’ annual shareholder report dated May 31, 2022 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa.org

The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A12014 (10/22)

TIAA-CREF Funds	Prospectus

TIAA-CREF Lifestyle Funds

OCTOBER 1, 2022

Ticker
Fund	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Lifestyle Income Fund	TSITX	TSIHX	TSIPX	TLSRX	TSILX
Lifestyle Conservative Fund	TCSIX	TLSHX	TLSPX	TSCTX	TSCLX
Lifestyle Moderate Fund	TSIMX	TSMHX	TSMPX	TSMTX	TSMLX
Lifestyle Growth Fund	TSGGX	TSGHX	TSGPX	TSGRX	TSGLX
Lifestyle Aggressive Growth Fund	TSAIX	TSAHX	TSAPX	TSARX	TSALX

This Prospectus describes the Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares offered by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”). These Funds comprise the TIAA-CREF Lifestyle Funds (the “Lifestyle Funds”), a sub-family of funds offered by the Trust.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Lifestyle Income Fund

Investment objective 5

Fees and expenses 5

Shareholder fees 6

Annual Fund operating expenses 6

Example 6

Portfolio turnover 7

Principal investment strategies 7

Principal investment risks 9

Past performance 13

Portfolio management 16

Purchase and sale of Fund shares 16

Tax information 17

Payments to broker-dealers and other financial intermediary compensation 17

Summary information

Lifestyle Conservative Fund

Investment objective 18

Fees and expenses 18

Shareholder fees 19

Annual Fund operating expenses 19

Example 19

Portfolio turnover 20

Principal investment strategies 20

Principal investment risks 22

Past performance 26

Portfolio management 29

Purchase and sale of Fund shares 29

Tax information 30

Payments to broker-dealers and other financial intermediary compensation 30

Summary information

Lifestyle Moderate Fund

Investment objective 31

Fees and expenses 31

Shareholder fees 32

Annual Fund operating expenses 32

Example 32

Portfolio turnover 33

Principal investment strategies 33

Principal investment risks 35

Past performance 39

Portfolio management 42

Purchase and sale of Fund shares 42

Tax information 43

Payments to broker-dealers and other financial intermediary compensation 43

Summary information

Lifestyle Growth Fund

Investment objective 44

Fees and expenses 44

Shareholder fees 45

Annual Fund operating expenses 45

Example 45

Portfolio turnover 46

Principal investment strategies 46

Principal investment risks 48

Past performance 52

Portfolio management 55

Purchase and sale of Fund shares 55

Tax information 56

Payments to broker-dealers and other financial intermediary compensation 56

Summary information

Lifestyle Aggressive Growth Fund

Investment objective 57

Fees and expenses 57

Shareholder fees 58

Annual Fund operating expenses 58

Example 58

Portfolio turnover 59

Principal investment strategies 59

Principal investment risks 61

Past performance 65

Portfolio management 68

Purchase and sale of Fund shares 68

Tax information 69

Payments to broker-dealers and other financial intermediary compensation 69

Additional information about investment strategies and risks 69

Additional information about the Funds 69

More about the Funds’ strategies 70

Additional information about the Funds’ broad-based securities market indices 72

Additional information about the Funds’ composite indices 72

Additional information about the Underlying Funds 74

Additional information on investment risks of the Funds and Underlying Funds 76

Principal risks of the Funds 77

Additional information on principal risks of the Underlying Funds 88

Additional information on investment strategies and risks of the Funds and Underlying Funds 101

Portfolio holdings 106

Portfolio turnover 106

Share classes 107

Management of the Funds 107

The Funds’ investment adviser 107

Investment management fees 108

Portfolio management team 108

Other services 109

Distribution and service arrangements 109

All classes 109

Other payments by the Funds 110

Other payments by Nuveen Securities, Advisors or their affiliates 112

Other arrangements 113

Calculating share price 113

Dividends and distributions 115

Taxes 116

Your account: purchasing, redeeming or exchanging shares 119

Fund shares offered in this Prospectus 119

Share class eligibility 119

Purchasing shares 122

Redeeming shares 129

Exchanging shares 133

Conversion of shares–applicable to all investors 135

Important transaction information 136

Market timing/excessive trading policy–applicable to all investors 140

Electronic prospectuses 141

Additional information about index providers 141

Additional information about the Trust and the Board of Trustees 143

Glossary 143

Financial highlights 145

Summary information

TIAA-CREF Lifestyle Income Fund

Investment objective

The Fund seeks current income with some capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

TIAA-CREF Lifestyle Funds  ■  Prospectus     5

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%		0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—		0.15%	—	0.25%

Other expenses	0.20%	0.28%	[1]	0.21%	0.45%	0.23%

Acquired fund fees and expenses[1,2]	0.33%	0.33%		0.33%	0.33%	0.33%

Total annual Fund operating expenses	0.63%	0.71%		0.79%	0.88%	0.91%

Waivers and expense reimbursements[3]	(0.20)%	(0.20)%		(0.21)%	(0.20)%	(0.20)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.43%	0.51%		0.58%	0.68%	0.71%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.45% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

6     Prospectus  ■  TIAA-CREF Lifestyle Funds

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$44	$52	$59	$69	$73
3 years	$182	$207	$231	$261	$270
5 years	$331	$375	$418	$468	$484
10 years	$767	$864	$958	$1,066	$1,101

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking current income with some capital appreciation through a relatively stable asset allocation strategy targeting an income-oriented and conservative risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 20% of the Fund’s assets in equity Underlying Funds and (2) approximately 80% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the

TIAA-CREF Lifestyle Funds  ■  Prospectus     7

portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds, without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

8     Prospectus  ■  TIAA-CREF Lifestyle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	19.32%	U.S. Equity	12.56%	• TIAA-CREF Large-Cap Value	2.26%
				• Nuveen Dividend Value	2.25%
				• Nuveen Dividend Growth	1.80%
				• TIAA-CREF Growth & Income	1.80%
				• Nuveen Growth Opportunities ETF	1.68%
				• TIAA-CREF Large-Cap Growth	1.68%
				• TIAA-CREF Quant Small/Mid-Cap Equity	0.59%
				• TIAA-CREF Quant Small-Cap Equity	0.50%
		International Equity	6.76%	• TIAA-CREF International Equity	2.04%
				• Nuveen International Growth	1.46%
				• TIAA-CREF International Opportunities	1.45%
				• TIAA-CREF Quant International Small-Cap Equity	0.95%
				• TIAA-CREF Emerging Markets Equity	0.86%
Fixed-Income	80.68%	Fixed-Income	40.26%	• TIAA-CREF Core Bond	20.15%
				• TIAA-CREF Core Plus Bond	20.11%
		Short-Term Fixed-Income	40.42%	• TIAA-CREF Short-Term Bond	40.42%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a higher percentage of fixed-income Underlying Funds, Fixed-Income Underlying Funds Risks are expected to predominate.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a

TIAA-CREF Lifestyle Funds  ■  Prospectus     9

Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investments in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more

10     Prospectus  ■  TIAA-CREF Lifestyle Funds

difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss

TIAA-CREF Lifestyle Funds  ■  Prospectus     11

because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example,

12     Prospectus  ■  TIAA-CREF Lifestyle Funds

these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund,

TIAA-CREF Lifestyle Funds  ■  Prospectus     13

before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Income Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -10.51%.

Best quarter: 7.76%, for the quarter ended June 30, 2020. Worst quarter: -5.66%, for the quarter ended March 31, 2020.

14     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	12/9/2011
Return before taxes		3.05%	5.53%	4.96%
Return after taxes on distributions		1.55%	4.22%	3.75%
Return after taxes on distributions and sale of
Fund shares		2.31%	3.86%	3.45%
Advisor Class	12/4/2015
Return before taxes		2.99%	5.50%	4.94%#
Premier Class	12/9/2011
Return before taxes		2.90%	5.38%	4.80%
Retirement Class	12/9/2011
Return before taxes		2.80%	5.28%	4.69%
Retail Class	12/9/2011
Return before taxes		2.76%	5.22%	4.66%

Morningstar Conservative Target Risk Index
(reflects no deductions for fees, expenses or taxes)		2.26%	5.70%	4.57%

Lifestyle Income Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		2.96%	5.35%	4.52%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

‡

As of the close of business on December 31, 2021, the Lifestyle Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 40.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; 13.0% Russell 3000® Index; and 7.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     15

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

16     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     17

Summary information

TIAA-CREF Lifestyle Conservative Fund

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

18     Prospectus  ■  TIAA-CREF Lifestyle Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses	0.06%	0.16%	0.07%	0.31%	0.08%

Acquired fund fees and expenses[1,2]	0.39%	0.39%	0.39%	0.39%	0.39%

Total annual Fund operating expenses	0.55%	0.65%	0.71%	0.80%	0.82%

Waivers and expense reimbursements[3]	(0.06)%	(0.06)%	(0.07)%	(0.06)%	(0.06)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.49%	0.59%	0.64%	0.74%	0.76%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.45% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

TIAA-CREF Lifestyle Funds  ■  Prospectus     19

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$50	$60	$65	$76	$78
3 years	$170	$202	$220	$249	$256
5 years	$301	$356	$388	$438	$449
10 years	$684	$805	$876	$984	$1,008

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of current income and capital appreciation, through a relatively stable asset allocation strategy targeting a conservative risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 40% of the Fund’s assets in equity Underlying Funds and (2) approximately 60% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the

20     Prospectus  ■  TIAA-CREF Lifestyle Funds

portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds, without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

TIAA-CREF Lifestyle Funds  ■  Prospectus     21

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	39.05%	U.S. Equity	25.41%	• TIAA-CREF Large-Cap Value	4.31%
				• Nuveen Dividend Value	4.29%
				• TIAA-CREF Large-Cap Growth	3.68%
				• Nuveen Growth Opportunities ETF	3.66%
				• Nuveen Dividend Growth	3.64%
				• TIAA-CREF Growth & Income	3.64%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.18%
				• TIAA-CREF Quant Small-Cap Equity	1.01%
		International Equity	13.64%	• TIAA-CREF International Equity	4.12%
				• Nuveen International Growth	2.94%
				• TIAA-CREF International Opportunities	2.92%
				• TIAA-CREF Quant International Small-Cap Equity	1.93%
				• TIAA-CREF Emerging Markets Equity	1.73%
Fixed-Income	60.95%	Fixed-Income	40.57%	• TIAA-CREF Core Plus Bond	30.42%
				• TIAA-CREF Core Bond	10.15%
		Short-Term Fixed-Income	20.38%	• TIAA-CREF Short-Term Bond	20.38%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In

22     Prospectus  ■  TIAA-CREF Lifestyle Funds

general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of

TIAA-CREF Lifestyle Funds  ■  Prospectus     23

companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent

24     Prospectus  ■  TIAA-CREF Lifestyle Funds

accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries.

TIAA-CREF Lifestyle Funds  ■  Prospectus     25

Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the

26     Prospectus  ■  TIAA-CREF Lifestyle Funds

Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Conservative Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -14.31%.

Best quarter: 11.74%, for the quarter ended June 30, 2020. Worst quarter: -10.29%, for the quarter ended March 31, 2020.

TIAA-CREF Lifestyle Funds  ■  Prospectus     27

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	12/9/2011
Return before taxes		6.49%	8.14%	7.33%
Return after taxes on distributions		4.36%	6.64%	5.99%
Return after taxes on distributions and sale of
Fund shares		4.70%	5.95%	5.41%
Advisor Class	12/4/2015
Return before taxes		6.40%	8.07%	7.28%#
Premier Class	12/9/2011
Return before taxes		6.33%	7.98%	7.16%
Retirement Class	12/9/2011
Return before taxes		6.16%	7.87%	7.06%
Retail Class	12/9/2011
Return before taxes		6.22%	7.87%	7.03%

Morningstar Moderately Conservative Target Risk Index
(reflects no deductions for fees, expenses or taxes)		6.36%	8.11%	6.85%

Lifestyle Conservative Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		6.92%	8.13%	6.99%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

‡

As of the close of business on December 31, 2021, the Lifestyle Conservative Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 20.0% Bloomberg U.S. 1-3 Year Government/Credit Bond Index; and 14.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

28     Prospectus  ■  TIAA-CREF Lifestyle Funds

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

TIAA-CREF Lifestyle Funds  ■  Prospectus     29

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30     Prospectus  ■  TIAA-CREF Lifestyle Funds

Summary information

TIAA-CREF Lifestyle Moderate Fund

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

TIAA-CREF Lifestyle Funds  ■  Prospectus     31

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses	0.04%	0.12%	0.05%	0.29%	0.06%

Acquired fund fees and expenses[1,2]	0.45%	0.45%	0.45%	0.45%	0.45%

Total annual Fund operating expenses	0.59%	0.67%	0.75%	0.84%	0.86%

Waivers and expense reimbursements[3]	(0.04)%	(0.04)%	(0.05)%	(0.04)%	(0.04)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.55%	0.63%	0.70%	0.80%	0.82%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.45% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

32     Prospectus  ■  TIAA-CREF Lifestyle Funds

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$56	$64	$72	$82	$84
3 years	$185	$210	$235	$264	$270
5 years	$325	$369	$412	$462	$473
10 years	$734	$831	$926	$1,033	$1,057

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of capital appreciation and current income, through a relatively stable asset allocation strategy targeting a moderate risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 60% of the Fund’s assets in equity Underlying Funds and (2) approximately 40% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the

TIAA-CREF Lifestyle Funds  ■  Prospectus     33

portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds, without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

34     Prospectus  ■  TIAA-CREF Lifestyle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	59.03%	U.S. Equity	38.37%	• TIAA-CREF Large-Cap Value	6.38%
				• Nuveen Dividend Value	6.34%
				• Nuveen Growth Opportunities ETF	5.67%
				• TIAA-CREF Large-Cap Growth	5.64%
				• TIAA-CREF Growth & Income	5.51%
				• Nuveen Dividend Growth	5.51%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.79%
				• TIAA-CREF Quant Small-Cap Equity	1.53%
		International Equity	20.66%	• TIAA-CREF International Equity	6.24%
				• Nuveen International Growth	4.45%
				• TIAA-CREF International Opportunities	4.43%
				• TIAA-CREF Quant International Small-Cap Equity	2.92%
				• TIAA-CREF Emerging Markets Equity	2.62%
Fixed-Income	40.97%	Fixed-Income	40.97%	• TIAA-CREF Core Plus Bond	40.97%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

TIAA-CREF Lifestyle Funds  ■  Prospectus     35

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

36     Prospectus  ■  TIAA-CREF Lifestyle Funds

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund

TIAA-CREF Lifestyle Funds  ■  Prospectus     37

may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of

38     Prospectus  ■  TIAA-CREF Lifestyle Funds

accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart

TIAA-CREF Lifestyle Funds  ■  Prospectus     39

are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Moderate Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -18.06%.

Best quarter: 15.77%, for the quarter ended June 30, 2020. Worst quarter: -14.65%, for the quarter ended March 31, 2020.

40     Prospectus  ■  TIAA-CREF Lifestyle Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	12/9/2011
Return before taxes		10.02%	10.76%	9.69%
Return after taxes on distributions		7.25%	9.01%	8.18%
Return after taxes on distributions and sale of
Fund shares		7.15%	8.05%	7.38%
Advisor Class	12/4/2015
Return before taxes		9.86%	10.67%	9.63%#
Premier Class	12/9/2011
Return before taxes		9.84%	10.58%	9.52%
Retirement Class	12/9/2011
Return before taxes		9.77%	10.49%	9.41%
Retail Class	12/9/2011
Return before taxes		9.68%	10.45%	9.38%

Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		10.19%	10.07%	8.75%

Lifestyle Moderate Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		10.98%	10.87%	9.44%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

‡

As of the close of business on December 31, 2021, the Lifestyle Moderate Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 39.0% Russell 3000® Index; and 21.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     41

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

42     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifestyle Funds  ■  Prospectus     43

Summary information

TIAA-CREF Lifestyle Growth Fund

Investment objective

The Fund seeks long-term growth of capital with some current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

44     Prospectus  ■  TIAA-CREF Lifestyle Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses	0.06%	0.15%	0.07%	0.31%	0.09%

Acquired fund fees and expenses[1,2]	0.50%	0.50%	0.50%	0.50%	0.50%

Total annual Fund operating expenses	0.66%	0.75%	0.82%	0.91%	0.94%

Waivers and expense reimbursements[3]	(0.06)%	(0.06)%	(0.07)%	(0.06)%	(0.06)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.69%	0.75%	0.85%	0.88%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.45% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

TIAA-CREF Lifestyle Funds  ■  Prospectus     45

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$61	$70	$77	$87	$90
3 years	$205	$234	$255	$284	$294
5 years	$362	$411	$448	$498	$514
10 years	$817	$925	$1,007	$1,114	$1,149

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term growth of capital with some current income through a relatively stable asset allocation strategy targeting a growth-oriented risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 80% of the Fund’s assets in equity Underlying Funds and (2) approximately 20% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the

46     Prospectus  ■  TIAA-CREF Lifestyle Funds

portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds, without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

TIAA-CREF Lifestyle Funds  ■  Prospectus     47

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	79.32%	U.S. Equity	51.51%	• TIAA-CREF Large-Cap Value	8.50%
				• Nuveen Dividend Value	8.35%
				• TIAA-CREF Large-Cap Growth	7.69%
				• Nuveen Growth Opportunities ETF	7.68%
				• TIAA-CREF Growth & Income	7.41%
				• Nuveen Dividend Growth	7.41%
				• TIAA-CREF Quant Small/Mid-Cap Equity	2.41%
				• TIAA-CREF Quant Small-Cap Equity	2.06%
		International Equity	27.81%	• TIAA-CREF International Equity	8.41%
				• Nuveen International Growth	5.99%
				• TIAA-CREF International Opportunities	5.95%
				• TIAA-CREF Quant International Small-Cap Equity	3.93%
				• TIAA-CREF Emerging Markets Equity	3.53%
Fixed-Income	20.68%	Fixed-Income	20.68%	• TIAA-CREF Core Plus Bond	20.68%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a higher percentage of equity Underlying Funds, Equity Underlying Funds Risks are expected to predominate.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

48     Prospectus  ■  TIAA-CREF Lifestyle Funds

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

TIAA-CREF Lifestyle Funds  ■  Prospectus     49

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

50     Prospectus  ■  TIAA-CREF Lifestyle Funds

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example,

TIAA-CREF Lifestyle Funds  ■  Prospectus     51

these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund,

52     Prospectus  ■  TIAA-CREF Lifestyle Funds

before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Growth Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -20.07%.

Best quarter: 19.02%, for the quarter ended June 30, 2020. Worst quarter: -18.64%, for the quarter ended March 31, 2020.

TIAA-CREF Lifestyle Funds  ■  Prospectus     53

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	12/9/2011
Return before taxes		13.58%	12.81%	11.50%
Return after taxes on distributions		10.39%	10.97%	9.99%
Return after taxes on distributions and sale of
Fund shares		9.50%	9.77%	9.03%
Advisor Class	12/4/2015
Return before taxes		13.49%	12.72%	11.45%#
Premier Class	12/9/2011
Return before taxes		13.35%	12.62%	11.32%
Retirement Class	12/9/2011
Return before taxes		13.30%	12.51%	11.22%
Retail Class	12/9/2011
Return before taxes		13.22%	12.48%	11.17%

Morningstar Moderately Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		14.04%	12.03%	10.60%

Lifestyle Growth Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		15.38%	13.19%	11.53%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

‡

As of the close of business on December 31, 2021, the Lifestyle Growth Fund Composite Index consisted of: 52.0% Russell 3000® Index; 28.0% MSCI All Country World Index ex USA Investable Market Index; and 20.0% Bloomberg U.S. Aggregate Bond Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

54     Prospectus  ■  TIAA-CREF Lifestyle Funds

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

TIAA-CREF Lifestyle Funds  ■  Prospectus     55

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56     Prospectus  ■  TIAA-CREF Lifestyle Funds

Summary information

TIAA-CREF Lifestyle Aggressive Growth Fund

Investment objective

The Fund seeks long-term growth of capital.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

TIAA-CREF Lifestyle Funds  ■  Prospectus     57

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses	0.09%	0.18%	0.10%	0.34%	0.13%

Acquired fund fees and expenses[1,2]	0.54%	0.54%	0.54%	0.54%	0.54%

Total annual Fund operating expenses	0.73%	0.82%	0.89%	0.98%	1.02%

Waivers and expense reimbursements[3]	(0.09)%	(0.09)%	(0.10)%	(0.09)%	(0.09)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.64%	0.73%	0.79%	0.89%	0.93%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.10% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Advisor Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; (iv) 0.35% of average daily net assets for Retirement Class shares; and (v) 0.45% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

58     Prospectus  ■  TIAA-CREF Lifestyle Funds

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$65	$75	$81	$91	$95
3 years	$224	$253	$274	$303	$316
5 years	$397	$446	$483	$533	$554
10 years	$898	$1,005	$1,087	$1,193	$1,240

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term growth of capital through a relatively stable asset allocation strategy targeting an aggressive growth risk-return profile. Advisors generally seeks to meet the Fund’s investment objective by investing: (1) approximately 100% of the Fund’s assets in equity Underlying Funds and (2) approximately 0% of the Fund’s assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to ten percentage points depending upon current market conditions and outlook.

The Underlying Funds’ allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, Advisors allocates the Fund’s investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund may sometimes be more heavily weighted toward equities or fixed-income than the target allocations, if the portfolio managers believe market conditions warrant. For example, the Fund may increase its holdings in fixed-income Underlying Funds in periods when the

TIAA-CREF Lifestyle Funds  ■  Prospectus     59

portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds, without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund, market sector or asset class not listed in the chart below, shareholders will receive prior notice of such change.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

60     Prospectus  ■  TIAA-CREF Lifestyle Funds

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	100.00%	U.S. Equity	64.95%	• TIAA-CREF Large-Cap Value	10.60%
				• Nuveen Dividend Value	10.52%
				• TIAA-CREF Large-Cap Growth	9.75%
				• Nuveen Growth Opportunities ETF	9.74%
				• Nuveen Dividend Growth	9.40%
				• TIAA-CREF Growth & Income	9.31%
				• TIAA-CREF Quant Small/Mid-Cap Equity	3.03%
				• TIAA-CREF Quant Small-Cap Equity	2.60%
		International Equity	35.05%	• TIAA-CREF International Equity	10.61%
				• Nuveen International Growth	7.55%
				• TIAA-CREF International Opportunities	7.49%
				• TIAA-CREF Quant International Small-Cap Equity	4.94%
				• TIAA-CREF Emerging Markets Equity	4.46%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a significantly higher percentage of equity Underlying Funds, Equity Underlying Funds Risks are expected to predominate.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

TIAA-CREF Lifestyle Funds  ■  Prospectus     61

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

62     Prospectus  ■  TIAA-CREF Lifestyle Funds

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

TIAA-CREF Lifestyle Funds  ■  Prospectus     63

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example,

64     Prospectus  ■  TIAA-CREF Lifestyle Funds

these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund,

TIAA-CREF Lifestyle Funds  ■  Prospectus     65

before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Aggressive Growth Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -22.13%.

Best quarter: 22.38%, for the quarter ended June 30, 2020. Worst quarter: -22.27%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	12/9/2011
Return before taxes		17.22%	14.89%	13.32%
Return after taxes on distributions		13.77%	13.02%	11.75%
Return after taxes on distributions and sale of
Fund shares		11.82%	11.52%	10.63%
Advisor Class	12/4/2015
Return before taxes		17.11%	14.82%	13.28%#
Premier Class	12/9/2011
Return before taxes		17.05%	14.71%	13.16%
Retirement Class	12/9/2011
Return before taxes		16.89%	14.60%	13.03%
Retail Class	12/9/2011
Return before taxes		16.82%	14.55%	12.97%

Morningstar Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		17.30%	13.38%	11.93%

Lifestyle Aggressive Growth Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		19.90%	15.44%	13.58%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

‡

As of the close of business on December 31, 2021, the Lifestyle Aggressive Growth Fund Composite Index consisted of: 65.0% Russell 3000® Index; and 35.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifestyle Funds  ■  Prospectus     67

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

68     Prospectus  ■  TIAA-CREF Lifestyle Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

Each Fund is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by Advisors or its affiliates (collectively, the “Underlying Funds”). Each Fund invests in Underlying Funds according to a relatively stable asset allocation strategy corresponding to its risk-return profile. Each Underlying Fund invests primarily in equity securities or fixed-income securities, and the ratio among equity Underlying Funds and fixed-income Underlying Funds creates the risk-return profile for each Fund.

Each Fund is required to comply with Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Complying with the requirements of Rule 12d1-4 may adversely impact a Fund’s investment strategies and operations, as well as those of the Underlying Funds in which the Fund invests.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. The Fund will notify you before such a change is made.

The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

TIAA-CREF Lifestyle Funds  ■  Prospectus     69

No one can assure that a Fund will achieve its investment objective and investors should not consider an investment in a Fund to be a complete investment program or appropriate for the investment of a majority of an investor’s assets.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

More about the Funds’ strategies

General information about the Funds

This Prospectus describes the shares of five Lifestyle Funds, a sub-family of funds offered by the TIAA-CREF Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Fund separately to determine if it is an appropriate investment.

The target allocations among equity and fixed-income Underlying Funds for the five Lifestyle Funds are set forth in the table below:

Fund name	Equity allocation	Fixed-income allocation
Lifestyle Aggressive Growth Fund	100%	0%
Lifestyle Growth Fund	80%	20%
Lifestyle Moderate Fund	60%	40%
Lifestyle Conservative Fund	40%	60%
Lifestyle Income Fund	20%	80%

Allocations for the Funds are based on historical risk-return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund performs in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Fund is diversified under the 1940 Act.

Rebalancing and tactical allocation

In order to maintain its target allocations, each Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation for a particular Fund, the Fund will generally rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Underlying Funds’ portfolios, rebalancings, reallocations or other adjustments may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

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Advisors may also use tactical allocations to attempt to improve the risk-adjusted returns for the Funds over short- and intermediate-term investment horizons. The tactical allocations are based upon Advisors’ evaluation of the economy, market valuation, and investor sentiment. As well, allocations will vary with Advisors’ assessment of the Underlying Funds’ relative attractiveness as investment opportunities. These tactical allocations can be among the asset classes, market sectors and individual Underlying Funds. Advisors considers the capacity of the Underlying Funds to handle additional purchases and redemptions and works to minimize disruptions related to cash flows.

Advisors’ allocation of Fund assets to Underlying Funds presents conflicts of interest. Although Advisors may allocate Fund assets to unaffiliated investment companies, Advisors generally expects to allocate Fund assets to Underlying Funds advised by Advisors or its affiliates. Advisors will have an incentive to select the Underlying Funds that will result in the greatest net management fee revenue to Advisors and its affiliates, even if that results in increased expenses for a Fund. Although a Fund may invest a limited portion of its assets in Underlying Funds not advised by Advisors or its affiliates, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower expenses than the comparable affiliated Underlying Funds. In addition, a Fund’s investment in an affiliated Underlying Fund could cause Advisors and/or its affiliates to receive greater compensation, increase their assets under management or support particular investment strategies or Underlying Funds managed by Advisors or its affiliates. In certain circumstances, Advisors would have an incentive to delay or decide against the sale of interests held by a Fund in affiliated Underlying Funds and may implement portfolio changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. If a Fund invests in an Underlying Fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an Underlying Fund with comparable performance but lower expenses (although any fee waiver and/or expense reimbursement arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). It is possible that this arrangement could result in a scenario where the best interests of a Fund are adverse to those of one or more Underlying Funds in which the Fund invests. Advisors has adopted policies that are designed to mitigate these conflicts.

Other potential investments

In addition to seeking equity and fixed-income market exposure through the Underlying Funds, the Funds may, in certain limited circumstances, directly invest in certain financial assets in order to seek to obtain desired portfolio exposures and to facilitate the Funds’ efficient portfolio management. Among other financial assets, the Funds may directly invest in equity and fixed-income securities, derivatives, ETFs and exchange-traded notes (“ETNs”). Derivatives, including

TIAA-CREF Lifestyle Funds  ■  Prospectus     71

options contracts, may be used to establish or maintain the Funds’ tactical allocations.

Additional information about the Funds’ broad-based securities market indices

The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The Morningstar Target Risk Index Series is an asset allocation index series comprised of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Target Risk Index Series reflect multi-asset class exposure and similar risk profiles as the Funds.

Additional information about the Funds’ composite indices

In addition to certain broad-based market indices, each Fund compares its performance to a composite index as described below. The composite indices described below are unmanaged, and you cannot invest directly in an index.

The composite index for each Fund is comprised of two to four unmanaged benchmark indices that represent the four market sectors in which each Fund could invest across the equity and fixed-income asset classes. The composite index is created by applying the performance of the benchmark indices in proportion to each Fund’s target allocations across the market sectors. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during the period.

For performance during periods commencing January 1, 2014, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index replaced the Bloomberg U.S. 1–5 Year Government/Credit Bond Index as the market sector index component for Short-Term Fixed-Income. For performance periods commencing February 1, 2017, the International Equity component for the Funds’ composite benchmarks changed from the MSCI ACWI ex USA Index to the MSCI ACWI ex USA Investable Market Index.

The market sectors and the related benchmark indices for the Funds are set forth below:

Lifestyle Aggressive Growth: U.S. Equity (Russell 3000 Index); and International Equity (MSCI ACWI ex USA Investable Market Index);

Lifestyle Growth: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); and Fixed-Income (Bloomberg U.S. Aggregate Bond Index);

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Lifestyle Moderate: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); and Fixed-Income (Bloomberg U.S. Aggregate Bond Index);

Lifestyle Conservative: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); Fixed-Income (Bloomberg U.S. Aggregate Bond Index); and Short-Term Fixed-Income (Bloomberg U.S. 1–3 Year Government/Credit Bond Index); and

Lifestyle Income: U.S. Equity (Russell 3000 Index); International Equity (MSCI ACWI ex USA Investable Market Index); Fixed-Income (Bloomberg U.S. Aggregate Bond Index); and Short-Term Fixed-Income (Bloomberg U.S. 1--3 Year Government/Credit Bond Index).

The indices that comprise the Funds’ composites are described below.

Russell 3000 Index (U.S. Equity)

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 97% of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2022, the Russell 3000 Index had a mean market capitalization of $411.5 billion and a median market capitalization of $1.9 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.2 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI ACWI ex USA Investable Market Index (IMI) (International Equity)

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) includes large-, mid- and small-cap equities across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index is a free-float adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.

Bloomberg U.S. Aggregate Bond Index (Fixed-Income)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2022, this index contained approximately 12,583 issues. The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

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Bloomberg U.S. 1–3 Year Government/Credit Bond Index (Short-Term Fixed-Income)

The Bloomberg U.S. 1–3 Year Government/Credit Bond Index tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–3 year maturities. The securities in the index must be rated investment-grade or higher by at least two of the following rating agencies: Moody’s, S&P and Fitch.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds in which the Funds currently are expected to invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Funds and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks (i) of the Underlying Funds of the Trust, see the Prospectuses for the Institutional Class shares of the Underlying Funds of the Trust at www.tiaa.org/prospectuses, (ii) of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen International Growth Fund, see those Funds’ Prospectuses for the Class R6 shares at www.nuveen.com/mutual-funds/prospectuses and (iii) of the Nuveen Growth Opportunities ETF (“Nuveen ETF”), please see that Fund’s Prospectus at www.nuveen.com/etf.

Fund	Investment objective, strategies and benchmark
TIAA-CREF Growth & Income Fund

Seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund’s benchmark index is the Standard & Poor’s 500® Index (the “S&P 500 Index”).

TIAA-CREF Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the Russell 1000 Growth Index.

TIAA-CREF Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Value Index.

TIAA-CREF Quant Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. The Fund’s benchmark index is the Russell 2000® Index.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF Quant Small/Mid-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap and mid-cap equity securities. The Fund’s benchmark index is the Russell 2500®  Index.

Nuveen Dividend Growth Fund

Seeks an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and preferred securities. The Fund’s benchmark index is the S&P 500 Index.

Nuveen Dividend Value Fund

Seeks long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund’s benchmark index is the Russell 1000 Value Index.

Nuveen Growth Opportunities ETF

Seeks long-term capital appreciation. Under normal market conditions, the Nuveen ETF seeks to achieve its investment objective by investing primarily in exchange-traded equity securities of U.S. companies with market capitalizations of at least $1 billion. The Nuveen ETF’s benchmark index is the Russell 1000 Growth Index.

TIAA-CREF Emerging Markets Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund’s benchmark index is the MSCI Emerging Markets® Index.

TIAA-CREF International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund’s benchmark index is the MSCI EAFE Index.

TIAA-CREF International Opportunities Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. The Fund invests primarily in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund’s benchmark index is the MSCI ACWI ex USA® Index.

TIAA-CREF Quant International Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities of foreign issuers. The Fund’s benchmark index is the MSCI ACWI ex USA Small Cap Index.

Nuveen International Growth Fund	Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund’s benchmark index is the MSCI EAFE Index.
TIAA-CREF Core Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.

TIAA-CREF Core Plus Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF High-Yield Fund

Seeks total return primarily through high current income and, when consistent with its primary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. The Fund’s benchmark index is the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index.

TIAA-CREF International Bond Fund

Seeks total return. Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income investments of foreign issuers and derivative instruments, including those used to manage currency risk. The Fund’s benchmark index is the Bloomberg Global Aggregate Ex-USD Index (Hedged).

TIAA-CREF Money Market Fund

Seeks current income consistent with maintaining liquidity and preserving capital. The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s peer group average is the iMoneyNet Money Fund AveragesTM—All Government.

TIAA-CREF Short-Term Bond Fund

Seeks current income. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade fixed-income investments with an average maturity or average lives of less than 5 years. The Fund’s benchmark index is the Bloomberg U.S. 1–3 Year Government/Credit Bond Index.

Additional information on investment risks of the Funds and Underlying Funds

The assets of each of the Funds are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities, but the Funds may also directly invest in such securities or other financial instruments. Each Fund is subject to asset allocation risk, Underlying Funds risk, which includes the risks of equity securities, fixed-income securities, ETFs, emerging markets, illiquid investments, investments denominated in foreign currencies and other investments in proportion to the allocation of Fund assets among the Underlying Funds, active management risk and fund of funds risk. To the extent a Fund directly invests in securities or other investments, it would be exposed to the risks associated with investing in such instruments. Because the Funds and certain Underlying Funds may use derivatives to a limited degree, the Funds may directly or indirectly have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

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Principal risks of the Funds

Asset allocation risk

The Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Fund to not meet its investment objective. A Fund will generally rebalance its allocations among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocations for a Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of a Fund’s allocations can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Funds and the Underlying Funds.

Underlying Funds risk

Each Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments not already described above are described in the “Equity securities risks” and “Fixed-income securities risks” sections below.

Equity securities risks

Each Fund may gain exposure, depending on where it is on the risk/return spectrum, to equity securities directly or through certain Underlying Funds that invest primarily in equity securities (the “Equity Underlying Funds”). In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to equity securities. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject a Fund’s or an Underlying Fund’s investments and a shareholder’s investment in a Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal

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conditions. More specifically, each Fund, directly or through one or more Equity Underlying Funds, is typically subject to the following principal investment risks related to equity securities (in the following risk descriptions “Fund” may refer to the Fund, an Equity Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Accordingly, the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest

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to investors outside the country. The type and severity of sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be more difficult to use foreign laws and courts to enforce financial or legal obligations. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

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• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market

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development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

• Dividend-paying Security Risk—A Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Depending upon market conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect a Fund’s performance and ability to generate income. There is no guarantee that the issuers of the securities held by a Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Fixed-income securities risks

Each Fund may gain exposure, depending on where it is on the risk/return spectrum, to fixed-income securities directly or through certain Underlying Funds that invest primarily in fixed-income securities (the “Fixed-Income Underlying Funds”). Each Fund, directly or through its investments in one or more Fixed-Income Underlying Funds, may be subject to the following principal investment risks related to fixed-income securities (in the following risk descriptions “Fund” may refer to the Fund, a Fixed-Income Underlying Fund, or both):

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• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect a Fund’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns. Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve (the “Fed”) has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on

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homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing a Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s securities. Credit spreads often increase more for lower-rated and unrated securities than for investment-grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which a Fund invests may

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be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public emergencies (pandemics and epidemics) as well as armed conflict. In such cases, it may be difficult for a Fund to properly value assets represented by such investments. In addition, a Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit a Fund from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values of portfolio holdings and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments with longer durations or maturities may face heightened levels of liquidity risk.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the

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settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, a Fund may not be able to benefit fully from

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the increase in value that other fixed-income investments experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Underlying ETF risks

Each Fund may invest in Underlying Funds that are ETFs. An investment in an Underlying Fund that is an ETF generally presents the same principal risks as an investment in a mutual fund (i.e., an open-end fund that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF. Moreover, Underlying Funds that are ETFs are subject to the following risks that do not apply to mutual funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. See “Additional information on principal risks of the Underlying Funds–Market Trading Risks” and “Additional information on principal risks of the Underlying Funds–Proxy Portfolio Structure Risk” for additional discussion of risks unique to investment in Underlying Funds that are ETFs.

Other Underlying Funds risks

Each Fund, directly or through its investments in one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in

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which a Fund may invest. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities

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denominated in that foreign currency. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments.

Active management risk

The risk that the performance of the Funds or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Funds’ or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, a Fund or an Underlying Fund could underperform its respective benchmark or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of a Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

Additional information on principal risks of the Underlying Funds

In addition to the Funds’ principal risks noted above, below are some additional risks to which the Funds may have exposure depending upon their particular allocation to the various Underlying Funds (in the following risk descriptions “Fund” may refer to a Fund, an Underlying Fund or both, and “Advisors” may refer to Advisors or another investment adviser or sub-adviser of an Underlying Fund):

• Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the

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conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. If a counterparty defaults, a Fund may have contractual remedies but the Fund may be unable to enforce them due to the application of bankruptcy, insolvency and other laws affecting the rights of creditors. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. A Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities or derivatives transactions through a single broker, dealer, or futures commission merchant.

• Currency Management Strategies Risk—Currency management strategies, including forward currency contracts, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Advisors expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Advisors’ use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

• Current Income Risk—The risk that the income a Fund receives may fall as a result of a decline in interest rates.

• Depositary Receipt Risk—To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities, including risks associated with fluctuations in currency exchange rates as well as changes to the economic or political conditions in other countries. American Depositary Receipts (“ADRs”) are depositary receipts issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange. When a Fund invests in ADRs rather than investing directly in their underlying foreign shares, the Fund is exposed to

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the risk that the ADRs may not provide a return that corresponds precisely with the return of the underlying foreign shares. Sponsored ADRs are issued with the support of the issuer of the foreign shares underlying the ADRs and carry all of the rights of common shares, including voting rights. The holder of an unsponsored ADR may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored ADR. Because the underlying foreign shares of ADRs are typically denominated or quoted in non-U.S. currencies, currency exchange rates may affect the value of a Fund’s portfolio. Further, since an ADR’s underlying shares trade on foreign exchanges at times when U.S. markets are not open for trading, the value of the ADR’s underlying shares may change materially at times when U.S. markets are not open for trading.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Financial Services Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the financial services sector can be significantly affected by changes in, among other things, interest rates, currency exchange rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities,

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meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Index Risk—The risk that the performance of a Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although each Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Market Trading Risks—As with all ETFs, Nuveen ETF shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Nuveen ETF share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, a shareholder may pay more or less than NAV when they buy Nuveen ETF shares on the secondary market, and they may receive more or less than NAV when they sell those shares. In times of market stress, the Nuveen ETF’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Nuveen ETF’s shares and/or lead to more significant differences between the Nuveen ETF’s market price and its NAV.

Only certain institutional investors are eligible to purchase and redeem shares directly from the Nuveen ETF at NAV. In addition, efficient trading in the Nuveen ETF’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the marketplace. To the extent these market makers and authorized participant firms exit the ETF business or otherwise significantly reduce their

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business activities and no other entities step forward to perform these functions, the Nuveen ETF’s shares may trade at a material discount to NAV.

During periods of high market volatility, a Nuveen ETF share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Nuveen ETF share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV.

Although the Nuveen ETF’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Nuveen ETF’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Buying or selling Nuveen ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Nuveen ETF through a broker, an investor will likely incur a brokerage commission and other charges. In addition, an investor may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Nuveen ETF shares (the “bid” price) and the price at which they are willing to sell Nuveen ETF shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Nuveen ETF has more trading volume and market liquidity and wider if the Nuveen ETF has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Nuveen ETF’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Nuveen ETF, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Nuveen ETF shares, frequent trading may detract significantly from investment results.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of a Fund compared with what such performance would have been without the use of the strategy.

• Non-Diversification Risk—While the TIAA-CREF Large-Cap Growth Index Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. The Nuveen ETF is considered to be non-diversified under the 1940 Act. Non-diversified status means that a Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified

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fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In addition, high-yield securities generally are less liquid than investment-grade securities and the risks associated with high-yield securities are heightened during times of weakening economic conditions or rising interest rates. Any investment in distressed or defaulted securities subjects a Fund to even greater credit risk than investments in other below-investment-grade securities.

• Portfolio Turnover Risk—In pursuing its investment objectives, a Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by a Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect a Fund’s performance.

• Preferred Security Risk—There are special risks associated with investing in preferred securities:

• Limited Voting Rights—Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

• Special Redemption Rights—In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated

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maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

• Payment Deferral—Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to ten years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.

• Subordination—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

• Floating Rate Payments—The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a Fund on floating rate securities may decline due to lower coupon payments on the floating rate securities. Finally, many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate, or “LIBOR,” which is currently in the process of being phased out. See “Additional information on investment strategies and risks of the Funds and Underlying Funds—The Fixed-Income Funds” for additional information.

• Fixed Rate Payments—The market value of preferred securities with fixed dividends or interest rates may decline in a rising interest rate environment.

• Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock, subjecting a Fund to illiquid investments risk. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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• Financial Services Industry—The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

• Tax Risk—A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

• Regulatory Risk—Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

• Proxy Portfolio Structure Risk—Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Nuveen ETF does not disclose the daily holdings of its actual portfolio (“Actual Portfolio”). Instead, the Nuveen ETF discloses a portfolio transparency substitute (the “Proxy Portfolio”) that is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s Actual Portfolio on any given trading day, as well as certain related information about the relative performance of the Proxy Portfolio and the Nuveen ETF’s Actual Portfolio holdings (the “Proxy Portfolio Disclosures”). Although the Proxy Portfolio and Proxy Portfolio Disclosures are intended to provide Authorized Participants (as defined below) and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Nuveen ETF’s shares trading at or close to the underlying NAV per share of the Nuveen ETF, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Premium/Discount Risk.” Similarly, shares of the Nuveen ETF may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Trading Issues Risk.” Also, the Nuveen ETF will incur expenses to license the Proxy Portfolio mechanism, which may impact shareholder returns. Additionally, the proxy mechanism itself may result in additional trading costs, which also may negatively impact shareholder returns. In addition, although the Proxy Portfolio is designed to protect the

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Nuveen ETF from predatory practices such as front-running and free-riding, market participants may nevertheless be able to use the Proxy Portfolio and Proxy Portfolio Disclosures to engage in trading practices that disadvantage the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Predatory Trading Practices Risk.” The Nuveen ETF will monitor on an ongoing basis the premium/discount between the market price and the NAV of the Nuveen ETF’s shares, but there can be no assurance that the Proxy Portfolio methodology will operate as intended. The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio methodology as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the Nuveen ETF’s factor model analysis in creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Nuveen ETF’s Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. In the event that the Proxy Portfolio methodology does not result in effective arbitrage opportunities in the Nuveen ETF’s shares, the Nuveen ETF may exhibit wider premiums/discounts, bid/ask spreads and tracking error. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Nuveen ETF’s board of trustees will consider possible remedial measures, which may include liquidation or conversion to a fully-transparent, active ETF or a mutual fund.

• Premium/Discount Risk—Shares of the Nuveen ETF are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The NAV of the Nuveen ETF’s shares will generally fluctuate with changes in the market value of the Nuveen ETF’s holdings. The market value of the Nuveen ETF’s shares will fluctuate, in some cases materially, in response to changes in the Nuveen ETF’s NAV, the intraday value of the Nuveen ETF’s holdings, and the relative supply and demand for the Nuveen ETF’s shares on the exchange. Although the disclosure of the Proxy Portfolio and Proxy Portfolio Disclosure is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Nuveen ETF at or close to the Nuveen ETF’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Nuveen ETF shares will vary significantly from the Nuveen ETF’s NAV. This risk may be greater for the Nuveen ETF than for traditional ETFs that disclose their full portfolio holdings on a daily basis because publication of the Proxy Portfolio does not provide the same level of transparency as the publication of the full portfolio by a fully-transparent, active ETF. This could cause the Nuveen ETF’s shares to have wider bid/ask spreads and larger premiums/discounts than fully-transparent, active ETFs using

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the same investment strategies. The Nuveen ETF’s investment adviser and sub-adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Nuveen ETF. While the creation/redemption feature is designed to make it more likely that the Nuveen ETF’s shares normally will trade on stock exchanges at prices close to the Nuveen ETF’s next calculated NAV, exchange prices are not expected to correlate exactly with the Nuveen ETF’s NAV due to timing reasons, supply and demand imbalances and other factors. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of an investment in the Nuveen ETF. During such periods, a shareholder may be unable to sell their shares or may incur significant losses if they sell their shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

• Authorized Participant Concentration Risk—Only certain institutional investors (typically market makers or other broker-dealers) (“Authorized Participants”) may engage in creation or redemption transactions directly with the Nuveen ETF. The Nuveen ETF has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Nuveen ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (large blocks of shares or multiples thereof through which Authorized Participants purchase and redeem shares directly from the Nuveen ETF at NAV), Nuveen ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Nuveen ETF’s novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.

• Predatory Trading Practices Risk—Although the Nuveen ETF seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Nuveen ETF’s holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Nuveen ETF

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and its shareholders. The Proxy Portfolio and related Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Nuveen ETF’s portfolio and investment strategy, but they may not be successful in this regard.

• Trading Issues Risk—Although the Nuveen ETF’s shares are listed on the NYSE Arca, there can be no assurance that an active or liquid trading market for them will develop or be maintained. Trading in Nuveen ETF shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. If 10% or more of the Nuveen ETF’s Actual Portfolio does not have readily available market quotations, the Nuveen ETF will promptly request that the NYSE Arca halt trading in the Nuveen ETF’s shares. Such trading halts may have a greater impact on the Nuveen ETF compared to other ETFs due to the Nuveen ETF’s lack of transparency. In addition, trading in shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca’s “circuit breaker” rules (rules that require a halt in trading in a specific period of time when market prices decline by a specified percentage during the course of a trading day). If the trading of a security held in the Nuveen ETF’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the sub-adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Nuveen ETF, the sub-adviser promptly will disclose on the Nuveen ETF’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Nuveen ETF will continue to be met or will remain unchanged. In addition, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Nuveen ETF being unable to buy or sell certain securities or financial instruments. In such circumstances, the Nuveen ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Because the Nuveen ETF trades on the basis of published Proxy Portfolios, it may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, the Nuveen ETF may cost investors more to trade especially during periods of market volatility.

• Tracking Error Risk—Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s

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Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.

• Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of a Fund’s portfolio.

• Senior Loan Risk—Many senior loans are rated lower than investment grade, or considered to be of comparable credit risk, so they present credit risk comparable to high-yield securities. While backed by collateral, the value of the collateral may not equal a Fund’s investment and may be hard to sell, so the liquidation of the collateral may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose a Fund to call risk and illiquid investments risk. There is no organized exchange or board of trade on which loans are traded; rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair a Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, a Fund may have limited recourse to compel payment in the event of default.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary

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securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

• U.S. Government Securities Risk—U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent a Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

In addition to the investment risks set forth above, there are other non-principal risks associated with investing in the Funds and Underlying Funds and their investments that are discussed elsewhere in the Funds’ and Underlying Funds’ Prospectuses and in the Funds’ and Underlying Funds’ SAIs. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

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Additional information on investment strategies and risks of the Funds and Underlying Funds

The Equity Funds

The Underlying Funds that invest primarily in equity securities—including the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant International Small-Cap Equity Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Certain Equity Funds also may invest up to 20% of their assets in fixed-income securities (as defined for purposes of each Equity Fund’s investment strategies). Such Equity Funds may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Advisors or the Equity Fund’s other investment adviser or sub-adviser determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI. Certain Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Each Fund and/or certain Equity Funds may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund or an Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund or an Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline. In purchasing call and put options, a Fund or an Equity Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund or an Equity Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Funds and certain Equity Funds can also write (sell) put options. In writing put options, a Fund or an Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received

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from the put options sold may not reduce the extent of a Fund’s or an Equity Fund’s losses during periods of market decline.

In addition, each Fund and/or certain Equity Funds may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund and/or certain Equity Funds may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund and/or an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors or the Equity Fund’s other investment adviser or sub-adviser deems advisable for other reasons, a Fund and/or certain Equity Funds may invest in investment company securities, such as ETFs. A Fund and/or certain Equity Funds may also invest in ETFs as well as ETNs for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or a Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Non-Trust Underlying Funds”), it will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to NAV. In seeking to manage currency exposure, the Funds and/or certain Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Funds and certain Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

Certain Equity Funds may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended

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periods of time without triggering an event of default for the issuer, and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—including the TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF High-Yield Fund, TIAA-CREF International Bond Fund and TIAA-CREF Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, the Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Certain instruments in which a Fund or a Fixed-Income Fund may invest are subject to rates that are tied to an interest rate, such as LIBOR. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. Certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR

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has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on a Fund or a Fixed-Income Fund on certain instruments in which a Fund or a Fixed-Income Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. A Fund or a Fixed-Income Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by a Fund or a Fixed-Income Fund or a reduction in the effectiveness of related Fund or Fixed-Income Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund or a Fixed-Income Fund that holds such instrument. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund or a Fixed-Income Fund. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s or an Underlying Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the

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spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Underlying Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s or an Underlying Fund’s service providers, including the investment adviser, Advisors, rely, and could otherwise disrupt the ability of employees of a Fund’s or an Underlying Fund’s service providers to perform essential tasks on behalf of a Fund or an Underlying Fund. In addition, sanctions and other measures could limit or prevent a Fund or an Underlying Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s or an Underlying Fund’s investments.

Derivatives risks

The risks associated with investing in derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund or an Underlying Fund. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund or an Underlying Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and

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the Fund and the Underlying Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Fund or the Underlying Fund does not own. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact a Fund’s or an Underlying Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives, the Funds and the Underlying Funds.

Investments for temporary defensive purposes

Each Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including, for certain Underlying Funds, the TIAA-CREF Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives. Cash assets are generally not income-generating and would impact a Fund’s or an Underlying Fund’s performance.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio turnover

While each Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocations. Therefore, a Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust or other affiliated Underlying Funds, it may bear transaction costs, including brokerage commissions, when it transacts in shares of Non-Trust Underlying Funds. A “high portfolio turnover rate” for a Fund with respect to its holdings of Non-Trust Underlying Funds generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Funds and, ultimately, by shareholders. The portfolio turnover rates of the Funds during recent fiscal periods are provided in the Financial highlights. The Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher portfolio turnover rate. A high portfolio turnover rate for an Underlying Fund generally will result in greater transaction

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costs, including brokerage commissions or bid-ask spreads, borne by the Underlying Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high portfolio turnover rates may be more likely to generate capital gains that must be distributed to the Funds, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

Each Fund may offer Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of June 30, 2022, Advisors and TCIM together had approximately $394 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The Funds offered in the Prospectus, however, pay the management fees and other expenses that are described in the tables of fees and expenses in this Prospectus. The management fees paid by the Funds to Advisors are intended to compensate Advisors for its services to the Funds and are not limited to the

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reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Funds. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

Advisors manages the assets of the Funds pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Funds with investment research, advice and supervision; furnishing an investment program for the Funds; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

Investment management fees

Under the terms of the Management Agreement, Advisors receives a fee at an annual rate of 0.10% of the average daily net assets of each Fund. Advisors also receives investment management fees as the investment adviser to the Underlying Funds. Affiliates of Advisors receive investment management fees as the investment adviser or sub-adviser of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund.

In addition, Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the “Fees and expenses” section of each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees. Each Fund also pays Advisors for certain administrative services Advisors provides to the Funds on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s Management Agreement is available in the Funds’ annual shareholder report for the fiscal year ended May 31, 2022. For a free copy of the Funds’ shareholder report, please call 800-842-2252, visit the Funds’ website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Funds are managed by a team of managers, whose members are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Funds and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing

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each Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
LIFESTYLE FUNDS
Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2011
John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager)	2006	1992	2011
Steve Sedmak, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2016 to Present (strategic allocation research); Voya Investment Management—2006 to 2016 (head of portfolio implementation for the multi-asset strategies group)	2016	2001	2020

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries,

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including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Premier Class and Retail Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Premier Class and Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Premier Class and Retail Class shares, respectively.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Funds

Institutional Class

More information about the Funds’ distribution and services arrangements for Institutional Class shares appears in the Funds’ SAI.

Advisor Class

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Advisors, on behalf of the Advisor Class shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. The Funds have adopted a Shareholder Servicing Plan (“Servicing Plan”) with respect to Advisor Class shares that has been approved by the Board of Trustees that outlines the types of services to be provided to the Funds by these financial intermediaries. The Servicing Plan also provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund if total Advisor Class expenses (subject to certain exclusions) exceed certain specified amounts.

More information about the Funds’ distribution and service arrangements for Advisor Class shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

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Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for Retirement Class shares, including services associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Funds pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist it with fulfilling its obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

Retail Class

Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which each Fund pays Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, each Fund pays Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

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More information about the Funds’ distribution and services arrangements for Retail Class shares appears in the Funds’ SAI.

Other payments by Nuveen Securities, Advisors or their affiliates

In addition to the payments from the Funds made to financial intermediaries as previously described, Nuveen Securities, Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the TIAA-CREF Funds. These payments are often referred to as “revenue sharing.” These payments may be made in order to promote the sale and retention of Fund shares by intermediaries and their customers. The amounts of these distribution-related revenue sharing payments may vary by financial intermediary and, with respect to a given financial intermediary, are typically calculated by reference to the amount of the financial intermediary’s recent gross sales of TIAA-CREF Fund shares and/or total assets of TIAA-CREF Funds held by the intermediary’s customers. The level of distribution-related revenue sharing payments that Nuveen Securities, Advisors or their affiliates are willing to provide to a particular financial intermediary may be affected by, among other factors, the intermediary’s total assets held in and recent net investments into the TIAA-CREF Funds, the intermediary’s level of participation in TIAA-CREF Fund sales and marketing programs, the intermediary’s compensation program for its registered representatives who sell TIAA-CREF Fund shares and provide services to TIAA-CREF Fund shareholders, and the asset class of the TIAA-CREF Funds for which these payments are provided. The SAI contains additional information about these payments. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates have been permitted to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

In addition to revenue sharing payments to financial intermediaries related to distribution of the Funds’ shares, Advisors or its affiliates may also make revenue sharing payments out of their own assets to financial intermediaries as compensation for certain recordkeeping, shareholder communications and other account administration services provided to TIAA-CREF Fund shareholders who own their shares through these financial intermediaries’ accounts. These servicing-related revenue sharing payments are in addition to any applicable sub-transfer agency or similar fees paid to these financial intermediaries with respect to these services by the TIAA-CREF Funds out of Fund assets.

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The amounts of revenue sharing payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The financial intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities, Advisors and/or their affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of each Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds and at their market value per share in the case of ETFs. The values of any shares of Underlying Funds held by a Fund are based on the market value of the shares. Therefore, the share price of each of the Funds is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Funds), subject to the fair value pricing procedures described below.

If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

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To value securities and other instruments held by the Underlying Funds (or the Fund, as applicable) of the Trust (other than for the Money Market Fund), such Underlying Funds (or Fund, as applicable) generally use market quotations or values obtained from independent pricing services to value such assets. If market quotations are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. Like the Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE Exchanges are closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE Exchanges are closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Underlying Fund of the Trust may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Fixed-income securities held by an Underlying Fund of the Trust, including money market instruments (other than those held by a money market Underlying

114     Prospectus  ■  TIAA-CREF Lifestyle Funds

Fund of the Trust), are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Advisors the responsibility of making fair value determinations. A Fund will use fair value, as determined under its fair value procedures, to the extent that the value of any of its investments, including any Underlying Funds, is unavailable or not considered reliable.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. Each Fund plans to pay dividends according to the following schedule:

Annually: Lifestyle Aggressive Growth Fund and Lifestyle Growth Fund

Quarterly: Lifestyle Conservative Fund, Lifestyle Moderate Fund and Lifestyle Income Fund

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

TIAA-CREF Lifestyle Funds  ■  Prospectus     115

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the IRS (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received

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by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion

TIAA-CREF Lifestyle Funds  ■  Prospectus     117

of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under the Internal Revenue Code of 1986, as amended (the “Code”) section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about

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the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Funds offer five share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class. Institutional Class shares are available for purchase directly from the Funds by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Funds directly at 800-223-1200 or www.tiaa.org. Investors should note that certain account minimums may be required for purchasing Institutional Class or Retail Class shares.

Share class eligibility

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans

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sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. The Advisor Class is not available to SEPs, SAR-SEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, DST Asset Manager Solutions, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Institutional Class and Retail Class

Institutional Class and Retail Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Eligibility—Advisor Class, Premier Class and Retirement Class

Advisor Class, Premier Class and Retirement Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers (existing Direct Purchasers of Advisor Class shares only);

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

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Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Institutional Class and Retail Class shares:

• Institutional Class shares: The minimum initial investment is $2 million per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Funds or their affiliates. Financial Intermediary Accounts where neither the investor nor the intermediary will receive, from the Funds or their affiliates, any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agency fees, so called “finder’s fees,” administration fees or similar fees with respect to Institutional Class shares are not subject to initial purchase or subsequent investment minimums. Employee Benefit Plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Funds are also exempt from initial and subsequent investment minimums.

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class, Premier Class or Retirement Class shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Institutional Class, Advisor Class, Premier Class, Retirement Class or Retail Class shares. For more information with regard to Institutional Class, Advisor Class, Premier Class or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Retail Class shares, or if you are a Direct Purchaser of Advisor Class shares, please call the Funds at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time.

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Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Purchasing shares

For Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shares

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

How to open an account—Retail Class

Accounts can be opened via mail or in person. To open an account, send the Fund a completed application with your initial investment. To download an application to mail to the Funds, please visit the TIAA Web Center at www.tiaa.org. If you have any questions or need help obtaining or completing the application, call the Fund at 800-223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

Minimum initial and subsequent investment

For Direct Purchasers of Institutional Class shares, the minimum initial investment is $2 million per Fund account. The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. The Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

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There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Advisor Class shares.

All Direct Purchasers of Institutional Class and Advisor Class shares and all Retail Class shareholders automatically have the right to buy shares by telephone, and all Retail Class shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the Fund at 800-223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from the Fund’s website. The Institutional Class, Advisor Class and Retail Class impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Transaction methods for purchases

Over the Internet: With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager or by calling 800-223-1200. You can request electronic withdrawals from your designated bank account to buy additional Advisor Class or Retail Class shares of the Funds by calling 800-223-1200.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219227

Kansas City, MO 64121-9227

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Overnight Mail:

The TIAA-CREF Funds—(specify: “Institutional Class,” “Advisor Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street, STE 219227

Kansas City, MO 64105-1407

Purchasing via wire: See the section entitled “For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients— Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account deposit slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Fund receives your request. The Fund can suspend, change or terminate the Automatic Investment Plan option at any time, although the Fund will notify you if this occurs.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for a Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If a Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Direct Purchasers of Institutional Class and Advisor Class shares and for Retail Class shareholders, the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

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• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Institutional Class, Advisor Class, Premier Class and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

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Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Institutional Class, Advisor Class, Premier Class and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

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State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771
All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

Purchases of Institutional Class or Advisor Class shares through a broker-dealer or other financial intermediary

There are no associated sales charges or Rule 12b-1 plan fees for the purchase of Institutional Class or Advisor Class shares. However, pursuant to SEC guidance, certain broker-dealers or other financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders commissions or transaction fees determined by the broker-dealer or other financial intermediary related to the purchase of these shares. These commissions and transaction fees are not disclosed in this Prospectus. Other share classes of the Funds that have different fees and expenses are available. You should consult with your broker-dealer or other financial intermediary or visit its website for more information.

As discussed above, Nuveen Securities, Advisors or their affiliates also may make revenue sharing payments to broker-dealers or other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether revenue sharing payments may be made or received when a broker-dealer or other financial intermediary has imposed its own commissions or transaction fees. Based on future regulatory developments, such payments may be terminated.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other

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authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Market timing/excessive trading policy—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds

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can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption

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proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit

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agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Institutional Class, Advisor Class, Premier Class and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Institutional Class, Advisor Class and Retail Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements.

Over the Internet: With TIAA’s Web Center, Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through

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TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Institutional Class, Advisor Class, Premier Class and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Institutional Class, Advisor Class and Retail Class shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Institutional Class, Advisor Class, Premier Class and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Retail Class each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can

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adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund’s portfolio (which may consist of either Institutional Class shares of one or more Underlying Funds of the Trust, shares of Non-Trust Underlying Funds or actual securities held by one or more Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Market timing/excessive trading policy—applicable to all investors” below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Direct Purchasers of Institutional Class or Advisor Class shares and for Retail Class shareholders, an exchange into a fund in which you already own shares must be for at least $1,000 for Institutional Class and $50 for Retail Class and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Institutional Class, Advisor Class, Premier Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA,

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exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager or 800-223-1200. For Direct Purchasers of Advisor Class or Retail Class shares, please call 800-223-1200. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Institutional Class or Advisor Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can

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suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

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Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Advisor Class shares to Retail Class shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of

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which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Institutional Class, Advisor Class, Premier Class or Retirement Class shares through an Eligible Investor, or if you hold Retail Class shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large Redemptions—Applicable to All Investors. Please contact the Funds before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Funds’ other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Funds. By contacting the Funds before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

• Advisor Class, Premier Class and Retirement Class. There is currently no minimum account size for maintaining an Advisor Class, Premier Class or Retirement Class account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

Account Maintenance Fee—Retail Class. The Funds charge an annual Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and

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platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the annual Account Maintenance Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the annual Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

• Advisor Class, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Retail Class. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee

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may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Advice about your account—Direct Purchasers only. Neither the Funds nor any affiliate of Advisors nor any service provider to the Funds has provided advice, recommendations or suggestions as to any specific investment decision in the Funds. Shareholders are urged to consult their own advisors before making investment-related decisions, including but not limited to those related to transfers or rollovers from retirement plans, purchases or sales of investments, selection or retention of investment managers, or selection of account beneficiaries.

Customer complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Senior Director, Client Distribution Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA Web Center and telephone transactions. The Funds are not liable for losses from unauthorized TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

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Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of a Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into the same Fund and then redeems or exchanges any monies out of that Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures may not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds. In addition, the market timing policies and procedures may not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds.

A Fund may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing activity. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

140     Prospectus  ■  TIAA-CREF Lifestyle Funds

Each Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Funds seek to apply their market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Funds, thereby making it more difficult for the Funds to identify market timing activity by such individual investors. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds believe that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Funds through an intermediary, including through a retirement plan or Employee Benefit Plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or

TIAA-CREF Lifestyle Funds  ■  Prospectus     141

omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg indices

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar indices

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

142     Prospectus  ■  TIAA-CREF Lifestyle Funds

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-

TIAA-CREF Lifestyle Funds  ■  Prospectus     143

U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: Usually called a “junk bond,” a bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

144     Prospectus  ■  TIAA-CREF Lifestyle Funds

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds since commencement of operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in the Funds’ Annual Report, which is available without charge upon request by calling 800-842-2252, by visiting the Funds’ website at www.tiaa.org or by visiting the SEC’s website at www.sec.gov.

TIAA-CREF Lifestyle Funds  ■  Prospectus     145

Financial highlights

Lifestyle Income Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 11.97	$ 0.21		$ (0.96)	$ (0.75)	$ (0.25)	$ (0.32)
	5/31/21	11.22	0.20		0.98	1.18	(0.26)	(0.17)
	5/31/20	11.02	0.26		0.33	0.59	(0.27)	(0.12)
	5/31/19	11.08	0.28		0.05	0.33	(0.29)	(0.10)
	5/31/18	11.04	0.24		0.13	0.37	(0.27)	(0.06)

Advisor Class
	5/31/22	11.96	0.20		(0.95)	(0.75)	(0.24)	(0.32)
	5/31/21	11.22	0.19		0.98	1.17	(0.26)	(0.17)
	5/31/20	11.02	0.26		0.33	0.59	(0.27)	(0.12)
	5/31/19	11.07	0.28		0.06	0.34	(0.29)	(0.10)
	5/31/18	11.04	0.24		0.12	0.36	(0.27)	(0.06)

Premier Class
	5/31/22	11.98	0.19		(0.96)	(0.77)	(0.23)	(0.32)
	5/31/21	11.23	0.18		0.98	1.16	(0.24)	(0.17)
	5/31/20	11.02	0.25		0.34	0.59	(0.26)	(0.12)
	5/31/19	11.09	0.27		0.04	0.31	(0.28)	(0.10)
	5/31/18	11.05	0.23		0.12	0.35	(0.25)	(0.06)

Retirement Class
	5/31/22	11.96	0.18		(0.96)	(0.78)	(0.22)	(0.32)
	5/31/21	11.21	0.17		0.98	1.15	(0.23)	(0.17)
	5/31/20	11.00	0.24		0.34	0.58	(0.25)	(0.12)
	5/31/19	11.06	0.25		0.06	0.31	(0.27)	(0.10)
	5/31/18	11.03	0.21		0.12	0.33	(0.24)	(0.06)

Retail Class
	5/31/22	11.96	0.18		(0.96)	(0.78)	(0.22)	(0.32)
	5/31/21	11.21	0.16		0.99	1.15	(0.23)	(0.17)
	5/31/20	11.01	0.23		0.33	0.56	(0.24)	(0.12)
	5/31/19	11.07	0.25		0.05	0.30	(0.26)	(0.10)
	5/31/18	11.03	0.21		0.13	0.34	(0.24)	(0.06)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

146     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (0.57)	$ 10.65	(6.56)%	$15,247	0.30%		0.10%		1.78%	20%
(0.43)	11.97	10.58	15,514	0.29		0.10		1.67	27
(0.39)	11.22	5.53	8,234	0.36		0.10		2.37	27
(0.39)	11.02	3.26	8,683	0.36		0.10		2.57	29
(0.33)	11.08	3.25	3,498	0.36		0.10		2.19	19

(0.56)	10.65	(6.55)	120	0.35		0.15		1.72	20
(0.43)	11.96	10.48	133	0.33		0.14		1.63	27
(0.39)	11.22	5.47	110	0.41		0.15		2.31	27
(0.39)	11.02	3.24	110	0.37		0.13		2.53	29
(0.33)	11.07	3.24	105	0.37		0.11		2.17	19

(0.55)	10.66	(6.61)	349	0.46		0.25		1.63	20
(0.41)	11.98	10.32	361	0.45		0.25		1.53	27
(0.38)	11.23	5.47	313	0.52		0.25		2.15	27
(0.38)	11.02	3.02	810	0.51		0.25		2.44	29
(0.31)	11.09	3.10	255	0.52		0.25		2.04	19

(0.54)	10.64	(6.71)	20,443	0.55		0.35		1.51	20
(0.40)	11.96	10.23	26,139	0.54		0.35		1.43	27
(0.37)	11.21	5.35	19,742	0.60		0.35		2.11	27
(0.37)	11.00	2.92	15,504	0.60		0.35		2.29	29
(0.30)	11.06	3.00	16,847	0.61		0.35		1.93	19

(0.54)	10.64	(6.73)	55,202	0.58		0.35		1.52	20
(0.40)	11.96	10.21	58,046	0.57		0.38		1.40	27
(0.36)	11.21	5.23	50,890	0.63		0.38		2.09	27
(0.36)	11.01	2.98	48,233	0.63		0.38		2.27	29
(0.30)	11.07	2.97	50,449	0.63		0.37		1.91	19

TIAA-CREF Lifestyle Funds  ■  Prospectus     147

Financial highlights

Lifestyle Conservative Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 14.25	$ 0.24		$ (1.29)	$ (1.05)	$ (0.36)	$ (0.63)
	5/31/21	12.57	0.22		2.11	2.33	(0.32)	(0.33)
	5/31/20	12.26	0.28		0.49	0.77	(0.23)	(0.23)
	5/31/19	12.58	0.29		(0.10)	0.19	(0.33)	(0.18)
	5/31/18	12.22	0.26		0.49	0.75	(0.32)	(0.07)

Advisor Class
	5/31/22	14.25	0.22		(1.30)	(1.08)	(0.34)	(0.63)
	5/31/21	12.57	0.21		2.10	2.31	(0.30)	(0.33)
	5/31/20	12.26	0.30		0.46	0.76	(0.22)	(0.23)
	5/31/19	12.58	0.26		(0.08)	0.18	(0.32)	(0.18)
	5/31/18	12.23	0.25		0.48	0.73	(0.31)	(0.07)

Premier Class
	5/31/22	14.26	0.22		(1.30)	(1.08)	(0.34)	(0.63)
	5/31/21	12.58	0.20		2.11	2.31	(0.30)	(0.33)
	5/31/20	12.27	0.26		0.49	0.75	(0.21)	(0.23)
	5/31/19	12.59	0.27		(0.10)	0.17	(0.31)	(0.18)
	5/31/18	12.23	0.24		0.49	0.73	(0.30)	(0.07)

Retirement Class
	5/31/22	14.23	0.20		(1.29)	(1.09)	(0.32)	(0.63)
	5/31/21	12.55	0.19		2.10	2.29	(0.28)	(0.33)
	5/31/20	12.25	0.25		0.48	0.73	(0.20)	(0.23)
	5/31/19	12.57	0.26		(0.10)	0.16	(0.30)	(0.18)
	5/31/18	12.21	0.23		0.49	0.72	(0.29)	(0.07)

Retail Class
	5/31/22	14.22	0.20		(1.29)	(1.09)	(0.32)	(0.63)
	5/31/21	12.55	0.18		2.10	2.28	(0.28)	(0.33)
	5/31/20	12.24	0.25		0.49	0.74	(0.20)	(0.23)
	5/31/19	12.56	0.25		(0.10)	0.15	(0.29)	(0.18)
	5/31/18	12.20	0.22		0.49	0.71	(0.28)	(0.07)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

148     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (0.99)	$ 12.21	(7.99)%	$55,791	0.16%		0.10%		1.77%	21%
(0.65)	14.25	18.77	53,420	0.17		0.10		1.63	35
(0.46)	12.57	6.44	34,603	0.19		0.10		2.25	29
(0.51)	12.26	1.68	27,635	0.20		0.10		2.34	24
(0.39)	12.58	6.17	18,299	0.25		0.10		2.05	13

(0.97)	12.20	(8.09)	3,876	0.26		0.20		1.62	21
(0.63)	14.25	18.57	7,122	0.26		0.20		1.54	35
(0.45)	12.57	6.33	6,559	0.29		0.20		2.45	29
(0.50)	12.26	1.62	379	0.27		0.18		2.16	24
(0.38)	12.58	6.07	172	0.22		0.12		2.00	13

(0.97)	12.21	(8.14)	262	0.32		0.25		1.60	21
(0.63)	14.26	18.49	774	0.32		0.25		1.48	35
(0.44)	12.58	6.27	665	0.35		0.25		2.05	29
(0.49)	12.27	1.62	699	0.35		0.25		2.17	24
(0.37)	12.59	5.93	269	0.38		0.25		1.91	13

(0.95)	12.19	(8.17)	56,686	0.41		0.35		1.50	21
(0.61)	14.23	18.44	63,022	0.41		0.34		1.39	35
(0.43)	12.55	6.11	46,255	0.43		0.33		1.98	29
(0.48)	12.25	1.51	44,397	0.44		0.35		2.08	24
(0.36)	12.57	5.83	42,506	0.45		0.35		1.81	13

(0.95)	12.18	(8.25)	224,733	0.43		0.36		1.49	21
(0.61)	14.22	18.40	244,655	0.44		0.37		1.36	35
(0.43)	12.55	6.16	206,100	0.45		0.37		1.99	29
(0.47)	12.24	1.41	157,919	0.46		0.37		2.06	24
(0.35)	12.56	5.90	163,097	0.47		0.37		1.79	13

TIAA-CREF Lifestyle Funds  ■  Prospectus     149

Financial highlights

Lifestyle Moderate Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 16.68	$ 0.28		$ (1.71)	$ (1.43)	$ (0.49)	$ (1.02)
	5/31/21	13.84	0.25		3.47	3.72	(0.38)	(0.50)
	5/31/20	13.55	0.29		0.67	0.96	(0.28)	(0.39)
	5/31/19	14.18	0.29		(0.30)	(0.01)	(0.36)	(0.26)
	5/31/18	13.44	0.26		0.94	1.20	(0.37)	(0.09)

Advisor Class
	5/31/22	16.67	0.26		(1.70)	(1.44)	(0.47)	(1.02)
	5/31/21	13.84	0.23		3.47	3.70	(0.37)	(0.50)
	5/31/20	13.55	0.37		0.58	0.95	(0.27)	(0.39)
	5/31/19	14.18	0.28		(0.29)	(0.01)	(0.36)	(0.26)
	5/31/18	13.44	0.26		0.93	1.19	(0.36)	(0.09)

Premier Class
	5/31/22	16.72	0.26		(1.72)	(1.46)	(0.46)	(1.02)
	5/31/21	13.87	0.23		3.48	3.71	(0.36)	(0.50)
	5/31/20	13.58	0.24		0.70	0.94	(0.26)	(0.39)
	5/31/19	14.21	0.28		(0.30)	(0.02)	(0.35)	(0.26)
	5/31/18	13.47	0.21		0.96	1.17	(0.34)	(0.09)

Retirement Class
	5/31/22	16.65	0.23		(1.70)	(1.47)	(0.44)	(1.02)
	5/31/21	13.82	0.21		3.47	3.68	(0.35)	(0.50)
	5/31/20	13.53	0.25		0.68	0.93	(0.25)	(0.39)
	5/31/19	14.17	0.26		(0.31)	(0.05)	(0.33)	(0.26)
	5/31/18	13.43	0.23		0.94	1.17	(0.34)	(0.09)

Retail Class
	5/31/22	16.64	0.23		(1.70)	(1.47)	(0.44)	(1.02)
	5/31/21	13.82	0.20		3.46	3.66	(0.34)	(0.50)
	5/31/20	13.52	0.27		0.67	0.94	(0.25)	(0.39)
	5/31/19	14.16	0.25		(0.30)	(0.05)	(0.33)	(0.26)
	5/31/18	13.42	0.23		0.93	1.16	(0.33)	(0.09)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

150     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (1.51)	$ 13.74	(9.58)%	$76,453	0.14%		0.10%		1.75%	21%
(0.88)	16.68	27.47	77,429	0.15		0.09		1.58	47
(0.67)	13.84	7.23	52,090	0.16		0.10		2.10	31
(0.62)	13.55	0.14	39,367	0.17		0.10		2.16	23
(0.46)	14.18	9.04	24,246	0.18		0.10		1.88	10

(1.49)	13.74	(9.60)	10,895	0.22		0.18		1.64	21
(0.87)	16.67	27.29	13,719	0.23		0.17		1.50	47
(0.66)	13.84	7.12	12,977	0.26		0.20		2.64	31
(0.62)	13.55	0.09	707	0.23		0.16		2.02	23
(0.45)	14.18	8.96	163	0.26		0.18		1.86	10

(1.48)	13.78	(9.64)	276	0.30		0.25		1.60	21
(0.86)	16.72	27.22	689	0.31		0.24		1.45	47
(0.65)	13.87	7.03	557	0.32		0.25		1.72	31
(0.61)	13.58	0.01	1,001	0.32		0.25		2.06	23
(0.43)	14.21	8.79	310	0.34		0.25		1.53	10

(1.46)	13.72	(9.77)	114,335	0.39		0.35		1.48	21
(0.85)	16.65	27.12	121,361	0.40		0.34		1.35	47
(0.64)	13.82	6.95	93,587	0.41		0.35		1.81	31
(0.59)	13.53	(0.11)	92,295	0.42		0.35		1.87	23
(0.43)	14.17	8.70	93,842	0.43		0.35		1.68	10

(1.46)	13.71	(9.78)	367,073	0.41		0.36		1.46	21
(0.84)	16.64	27.02	410,533	0.42		0.36		1.32	47
(0.64)	13.82	7.01	330,823	0.43		0.37		1.95	31
(0.59)	13.52	(0.20)	215,314	0.43		0.37		1.85	23
(0.42)	14.16	8.76	213,691	0.44		0.37		1.67	10

TIAA-CREF Lifestyle Funds  ■  Prospectus     151

Financial highlights

Lifestyle Growth Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 18.98	$ 0.27		$ (1.94)	$ (1.67)	$ (0.62)	$ (1.35)
	5/31/21	14.87	0.23		4.99	5.22	(0.41)	(0.70)
	5/31/20	14.66	0.28		0.78	1.06	(0.28)	(0.57)
	5/31/19	15.75	0.26		(0.63)	(0.37)	(0.36)	(0.36)
	5/31/18	14.53	0.25		1.49	1.74	(0.42)	(0.10)

Advisor Class
	5/31/22	18.96	0.26		(1.94)	(1.68)	(0.60)	(1.35)
	5/31/21	14.86	0.22		4.98	5.20	(0.40)	(0.70)
	5/31/20	14.65	0.38		0.66	1.04	(0.26)	(0.57)
	5/31/19	15.74	0.22		(0.60)	(0.38)	(0.35)	(0.36)
	5/31/18	14.52	0.22		1.52	1.74	(0.42)	(0.10)

Premier Class
	5/31/22	18.97	0.26		(1.93)	(1.67)	(0.59)	(1.35)
	5/31/21	14.87	0.20		4.99	5.19	(0.39)	(0.70)
	5/31/20	14.65	0.25		0.79	1.04	(0.25)	(0.57)
	5/31/19	15.75	0.24		(0.64)	(0.40)	(0.34)	(0.36)
	5/31/18	14.53	0.22		1.51	1.73	(0.41)	(0.10)

Retirement Class
	5/31/22	18.90	0.22		(1.93)	(1.71)	(0.57)	(1.35)
	5/31/21	14.81	0.18		4.98	5.16	(0.37)	(0.70)
	5/31/20	14.60	0.23		0.78	1.01	(0.23)	(0.57)
	5/31/19	15.69	0.23		(0.64)	(0.41)	(0.32)	(0.36)
	5/31/18	14.48	0.19		1.52	1.71	(0.40)	(0.10)

Retail Class
	5/31/22	18.87	0.22		(1.94)	(1.72)	(0.56)	(1.35)
	5/31/21	14.79	0.18		4.97	5.15	(0.37)	(0.70)
	5/31/20	14.58	0.27		0.74	1.01	(0.23)	(0.57)
	5/31/19	15.67	0.22		(0.64)	(0.42)	(0.31)	(0.36)
	5/31/18	14.46	0.19		1.51	1.70	(0.39)	(0.10)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

152     Prospectus  ■  TIAA-CREF Lifestyle Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (1.97)	$ 15.34	(9.96)%	$47,024	0.16%		0.08%		1.50%	26%
(1.11)	18.98	35.87	48,422	0.18		0.09		1.34	54
(0.85)	14.87	7.18	33,985	0.21		0.10		1.87	35
(0.72)	14.66	(2.07)	33,809	0.23		0.10		1.76	29
(0.52)	15.75	12.02	18,485	0.24		0.10		1.59	18

(1.95)	15.33	(10.00)	5,138	0.25		0.16		1.44	26
(1.10)	18.96	35.72	7,976	0.26		0.17		1.28	54
(0.83)	14.86	7.03	8,870	0.30		0.20		2.57	35
(0.71)	14.65	(2.13)	346	0.29		0.17		1.45	29
(0.52)	15.74	12.03	195	0.31		0.17		1.41	18

(1.94)	15.36	(9.93)	316	0.32		0.23		1.41	26
(1.09)	18.97	35.62	2,022	0.33		0.24		1.18	54
(0.82)	14.87	7.02	1,356	0.36		0.25		1.64	35
(0.70)	14.65	(2.24)	1,553	0.38		0.25		1.63	29
(0.51)	15.75	11.93	361	0.42		0.25		1.39	18

(1.92)	15.27	(10.12)	56,946	0.41		0.33		1.26	26
(1.07)	18.90	35.51	59,232	0.43		0.34		1.07	54
(0.80)	14.81	6.87	42,326	0.45		0.35		1.55	35
(0.68)	14.60	(2.34)	40,228	0.47		0.35		1.52	29
(0.50)	15.69	11.83	45,329	0.49		0.35		1.26	18

(1.91)	15.24	(10.17)	190,045	0.44		0.34		1.25	26
(1.07)	18.87	35.45	212,617	0.46		0.37		1.05	54
(0.80)	14.79	6.85	162,347	0.48		0.38		1.79	35
(0.67)	14.58	(2.32)	85,422	0.50		0.38		1.44	29
(0.49)	15.67	11.73	89,044	0.52		0.38		1.25	18

TIAA-CREF Lifestyle Funds  ■  Prospectus     153

Financial highlights

Lifestyle Aggressive Growth Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 21.32	$ 0.26		$ (2.19)	$ (1.93)	$ (0.70)	$ (1.66)
	5/31/21	15.55	0.20		6.64	6.84	(0.50)	(0.57)
	5/31/20	15.40	0.25		0.87	1.12	(0.17)	(0.80)
	5/31/19	16.95	0.23		(0.98)	(0.75)	(0.37)	(0.43)
	5/31/18	15.28	0.18		2.12	2.30	(0.44)	(0.19)

Advisor Class
	5/31/22	21.32	0.26		(2.21)	(1.95)	(0.68)	(1.66)
	5/31/21	15.55	0.18		6.64	6.82	(0.48)	(0.57)
	5/31/20	15.40	0.37		0.72	1.09	(0.14)	(0.80)
	5/31/19	16.94	0.18		(0.93)	(0.75)	(0.36)	(0.43)
	5/31/18	15.28	0.19		2.09	2.28	(0.43)	(0.19)

Premier Class
	5/31/22	21.37	0.24		(2.20)	(1.96)	(0.67)	(1.66)
	5/31/21	15.59	0.18		6.64	6.82	(0.47)	(0.57)
	5/31/20	15.43	0.03		1.06	1.09	(0.13)	(0.80)
	5/31/19	16.99	0.20		(0.99)	(0.79)	(0.34)	(0.43)
	5/31/18	15.32	0.17		2.10	2.27	(0.41)	(0.19)

Retirement Class
	5/31/22	21.23	0.22		(2.19)	(1.97)	(0.65)	(1.66)
	5/31/21	15.49	0.15		6.62	6.77	(0.46)	(0.57)
	5/31/20	15.35	0.20		0.87	1.07	(0.13)	(0.80)
	5/31/19	16.89	0.18		(0.96)	(0.78)	(0.33)	(0.43)
	5/31/18	15.24	0.15		2.09	2.24	(0.40)	(0.19)

Retail Class
	5/31/22	21.19	0.21		(2.19)	(1.98)	(0.64)	(1.66)
	5/31/21	15.46	0.14		6.61	6.75	(0.45)	(0.57)
	5/31/20	15.33	0.24		0.82	1.06	(0.13)	(0.80)
	5/31/19	16.88	0.17		(0.97)	(0.80)	(0.32)	(0.43)
	5/31/18	15.22	0.14		2.10	2.24	(0.39)	(0.19)

[a]	Based on average shares outstanding.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

154     Prospectus  ■  TIAA-CREF Lifestyle Funds

(concluded)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (2.36)	$ 17.03	(10.32)%	$50,497	0.19%		0.04%		1.28%	30%
(1.07)	21.32	44.79	45,923	0.21		0.08		1.08	56
(0.97)	15.55	7.14	26,474	0.25		0.10		1.56	33
(0.80)	15.40	(4.11)	25,052	0.28		0.10		1.42	24
(0.63)	16.95	15.14	15,252	0.30		0.10		1.09	38

(2.34)	17.03	(10.40)	6,248	0.28		0.13		1.28	30
(1.05)	21.32	44.68	9,163	0.30		0.18		0.98	56
(0.94)	15.55	7.01	7,051	0.33		0.19		2.39	33
(0.79)	15.40	(4.10)	205	0.30		0.14		1.08	24
(0.62)	16.94	15.04	164	0.35		0.15		1.14	38

(2.33)	17.08	(10.43)	342	0.35		0.20		1.21	30
(1.04)	21.37	44.54	427	0.37		0.23		0.95	56
(0.93)	15.59	7.00	313	0.39		0.25		0.17	33
(0.77)	15.43	(4.31)	363	0.43		0.25		1.22	24
(0.60)	16.99	14.93	390	0.46		0.25		1.01	38

(2.31)	16.95	(10.54)	56,152	0.44		0.29		1.08	30
(1.03)	21.23	44.47	65,640	0.45		0.33		0.82	56
(0.93)	15.49	6.85	42,644	0.49		0.35		1.29	33
(0.76)	15.35	(4.33)	42,107	0.52		0.35		1.09	24
(0.59)	16.89	14.82	46,425	0.55		0.35		0.90	38

(2.30)	16.91	(10.59)	106,104	0.48		0.32		1.04	30
(1.02)	21.19	44.41	117,922	0.50		0.38		0.78	56
(0.93)	15.46	6.80	83,795	0.54		0.40		1.56	33
(0.75)	15.33	(4.45)	48,507	0.57		0.40		1.04	24
(0.58)	16.88	14.84	52,360	0.60		0.41		0.85	38

TIAA-CREF Lifestyle Funds  ■  Prospectus     155

For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. The audited financial statements in the Funds’ annual shareholder report dated May 31, 2022 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Funds’ SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa.org

The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A13225 (10/22)

TIAA-CREF Funds	Prospectus

TIAA-CREF Managed Allocation Fund

OCTOBER 1, 2022

Class:	Institutional	Retirement	Retail
Ticker:	TIMIX	TITRX	TIMRX

This Prospectus describes the Institutional Class, Retirement Class and Retail Class shares offered by the TIAA-CREF Managed Allocation Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information 3

Investment objective 3

Fees and expenses 3

Shareholder fees 3

Annual Fund operating expenses 4

Example 4

Portfolio turnover 5

Principal investment strategies 5

Principal investment risks 7

Past performance 12

Portfolio management 14

Purchase and sale of Fund shares 14

Tax information 15

Payments to broker-dealers and other financial intermediary compensation 15

Additional information about investment strategies and risks 16

Additional information about the Fund 16

Additional information about the Fund’s broad-based securities market index 18

Additional information about the Fund’s composite index 18

Additional information about the Underlying Funds 19

Additional information on investment risks of the Fund and Underlying Funds 22

Principal risks of the Fund 22

Additional information on principal risks of the Underlying Funds 34

Additional information on investment strategies and risks of the Fund and Underlying Funds 47

Portfolio holdings 53

Portfolio turnover 53

Share classes 54

Management of the Fund 54

The Fund’s investment adviser 54

Investment management fees 55

Portfolio management team 55

Other services 56

Distribution and service arrangements 56

All classes 56

Other payments by the Fund 57

Other payments by Nuveen Securities, Advisors or their affiliates 58

Other arrangements 59

Calculating share price 59

Dividends and distributions 61

Taxes 62

Your account: purchasing, redeeming or exchanging shares 65

Fund shares offered in this Prospectus 65

Share class eligibility 65

Purchasing shares 68

Redeeming shares 74

Exchanging shares 79

Conversion of shares–applicable to all investors 80

Important transaction information 82

Market timing/excessive trading policy–applicable to all investors 85

Electronic prospectuses 87

Additional information about index providers 87

Additional information about the Trust and the Board of Trustees 88

Glossary 89

Financial highlights 91

Summary information

TIAA-CREF Managed Allocation Fund

Investment objective

The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%
Redemption or exchange fee	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	$15.00

TIAA-CREF Managed Allocation Fund  ■  Prospectus     3

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Retirement Class	Retail Class

Management fees	—	—	—

Distribution (Rule 12b-1) fees	—	—	0.25%

Other expenses	0.03%	0.28%	0.06%

Acquired fund fees and expenses[1,2]	0.45%	0.45%	0.45%

Total annual Fund operating expenses	0.48%	0.73%	0.76%

Waivers and expense reimbursements[3]	(0.03)%	(0.03)%	(0.06)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.45%	0.70%	0.70%

1	Restated to reflect estimates for the current fiscal year.
2

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; and (iii) 0.25% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Retirement Class	Retail Class
1 year	$46	$72	$72
3 years	$151	$230	$237
5 years	$266	$403	$416
10 years	$601	$904	$937

4     Prospectus  ■  TIAA-CREF Managed Allocation Fund

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy and will generally seek to meet its investment objective by investing: (1) approximately 60.00% of its assets in equity Underlying Funds, including up to 5.00% of its assets in real estate Underlying Funds; and (2) approximately 40.00% of its assets in fixed-income Underlying Funds (“target allocations”).

The Fund may invest in the following equity Underlying Funds: TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant International Small-Cap Equity Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Real Estate Securities Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen Growth Opportunities ETF and Nuveen International Growth Fund.

The Fund may invest in the following fixed-income Underlying Funds: TIAA-CREF Core Plus Bond Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF International Bond Fund, TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the portfolio managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in the Fund’s market sectors or Underlying Funds up or down by up to 10%; they may also invest in new market

TIAA-CREF Managed Allocation Fund  ■  Prospectus     5

sectors or Underlying Funds without prior notice to shareholders. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above or in the chart below, shareholders will receive prior notice of such change. At any given time the Fund may hold between 0% to 5% of its assets in real estate funds. The Fund’s composite benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income Underlying Fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see the “Additional information about the Fund’s composite index” section of this Prospectus.

The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund would normally increase its investments in the TIAA-CREF Short-Term Bond Fund. The Fund will have less than 5% of its assets in the TIAA-CREF High-Yield Fund.

The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes equity markets will decline.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the TIAA-CREF Money Market Fund. For temporary defensive purposes, the Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the

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reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	59.05%	U.S. Equity	38.38%	• TIAA-CREF Large-Cap Value	6.39%
				• Nuveen Dividend Value	6.36%
				• Nuveen Growth Opportunities ETF	5.67%
				• TIAA-CREF Large-Cap Growth	5.64%
				• TIAA-CREF Growth & Income	5.50%
				• Nuveen Dividend Growth	5.50%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.79%
				• TIAA-CREF Quant Small-Cap Equity	1.53%
		International Equity	20.67%	• TIAA-CREF International Equity	6.26%
				• Nuveen International Growth	4.46%
				• TIAA-CREF International Opportunities	4.42%
				• TIAA-CREF Quant International Small-Cap Equity	2.92%
				• TIAA-CREF Emerging Markets Equity	2.61%
Fixed-Income	40.95%	Fixed-Income	40.95%	• TIAA-CREF Core Plus Bond	40.95%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund or the Underlying Funds typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

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• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price

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volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

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• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market

10     Prospectus  ■  TIAA-CREF Managed Allocation Fund

price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

TIAA-CREF Managed Allocation Fund  ■  Prospectus     11

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Retirement and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

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ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -18.01%.

Best quarter: 15.68%, for the quarter ended June 30, 2020. Worst quarter: -14.72%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	3/31/2006
Return before taxes		10.03%	10.79%	9.73%
Return after taxes on distributions		6.57%	8.58%	7.86%
Return after taxes on distributions and sale of
Fund shares		7.16%	7.93%	7.29%
Retirement Class	3/31/2006
Return before taxes		9.84%	10.53%	9.47%
Retail Class	3/31/2006
Return before taxes		9.79%	10.51%	9.46%

Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		10.19%	10.07%	8.75%

Managed Allocation Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		10.98%	10.87%	9.50%

Current performance of the Fund’s shares may be higher or lower than that shown above.
‡

As of the close of business on December 31, 2021, the Managed Allocation Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 39.0% Russell 3000® Index; and 21.0% MSCI All Country World Index ex USA Investable Market Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2006	since 2020

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Retirement Class shares are generally available for purchase through employee benefit plans. Retail Class shares are available for purchase

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through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Managed Allocation Fund  ■  Prospectus     15

Additional information about investment strategies and risks

Additional information about the Fund

The Fund is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by Advisors or its affiliates (the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy and will generally seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity Underlying Funds, including up to 5% of its assets in real estate Underlying Funds; and (2) approximately 40% of its assets in fixed-income Underlying Funds (“target allocation”).

The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including the TIAA-CREF Money Market Fund. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The Fund is required to comply with Rule 12d1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Complying with the requirements of Rule 12d1-4 may adversely impact the Fund’s investment strategies and operations, as well as those of the Underlying Funds in which the Fund invests.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in the Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors or one of its affiliates acts as an investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Rebalancing and tactical allocation

In order to maintain its target allocations, the Fund will generally invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the current target allocation, the Fund will generally rebalance its allocation among the Underlying Funds by buying and

16     Prospectus  ■  TIAA-CREF Managed Allocation Fund

selling Underlying Fund shares. To minimize the amount of disruption to the Underlying Funds’ portfolios, rebalancings or reallocations may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

Advisors may also use tactical allocations to attempt to improve the risk-adjusted returns for the Fund over short- and intermediate-term investment horizons. The tactical allocations are based upon Advisors’ evaluation of the economy, market valuation and investor sentiment. As well, allocations will vary with Advisors’ assessment of the Underlying Funds’ relative attractiveness as investment opportunities. These tactical allocations can be among the asset classes, market sectors and individual Underlying Funds. Advisors considers the capacity of the Underlying Funds to handle additional purchases and redemptions and works to minimize disruptions related to cash flow.

Advisors’ allocation of Fund assets to Underlying Funds presents conflicts of interest. Although Advisors may allocate Fund assets to unaffiliated investment companies, Advisors generally expects to allocate Fund assets to Underlying Funds advised by Advisors or its affiliates. Advisors will have an incentive to select the Underlying Funds that will result in the greatest net management fee revenue to Advisors and its affiliates, even if that results in increased expenses for the Fund. Although the Fund may invest a limited portion of its assets in Underlying Funds not advised by Advisors or its affiliates, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower expenses than the comparable affiliated Underlying Funds. In addition, the Fund’s investment in an affiliated Underlying Fund could cause Advisors and/or its affiliates to receive greater compensation, increase their assets under management or support particular investment strategies or Underlying Funds managed by Advisors or its affiliates. In certain circumstances, Advisors would have an incentive to delay or decide against the sale of interests held by the Fund in affiliated Underlying Funds and may implement portfolio changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. If the Fund invests in an Underlying Fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an Underlying Fund with comparable performance but lower expenses (although any fee waiver and/or expense reimbursement arrangements in place at the time might have the effect of limiting or eliminating the amount of that underperformance). It is possible that this arrangement could result in a scenario where the best interests of the Fund are adverse to those of one or more Underlying Funds in which the Fund invests. Advisors has adopted policies that are designed to mitigate these conflicts.

Other potential investments

In addition to seeking equity and fixed-income market exposure through the Underlying Funds, the Fund may, in certain limited circumstances, directly invest in certain financial assets in order to seek to obtain desired portfolio exposures

TIAA-CREF Managed Allocation Fund  ■  Prospectus     17

and to facilitate the Fund’s efficient portfolio management. Among other financial assets, the Fund may directly invest in equity and fixed-income securities, derivatives, ETFs and exchange-traded notes (“ETNs”). Derivatives, including options contracts, may be used to establish or maintain the Fund’s tactical allocations.

Additional information about the Fund’s broad-based securities market index

The returns shown against the broad-based securities market index compare the Fund’s average annual returns with a broad measure of market performance. The Morningstar Moderate Target Risk Index is an asset allocation index comprised of constituent Morningstar indices and reflects global equity market exposure of 60% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Moderate Target Risk Index reflect multi-asset class exposure and a similar risk profile as the Fund.

Additional information about the Fund’s composite index

The composite index described below is unmanaged, and you cannot invest directly in the index.

Fund composite index

The Fund’s composite index is comprised of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed-income. The domestic equity market sector is represented by the Russell 3000 Index, the international equity sector is represented by the MSCI ACWI ex USA Investable Market Index and the fixed-income sector is represented by the Bloomberg U.S. Aggregate Bond Index. The composite index is created by applying the performance of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time. When the composite index changes, its new allocation is utilized to calculate composite performance from and after such change. Composite index performance for periods prior to the change is not recalculated or restated based on the composite index’s new allocation but rather reflects the composite index’s actual allocation during the period.

During periods commencing August 1, 2013, the MSCI ACWI ex USA Index replaced the MSCI EAFE + EM (Emerging Markets)® Index in the Composite Index as the market sector index component for International Equity. For performance periods commencing February 1, 2017, the International Equity component of the Fund’s composite benchmark changed from the MSCI ACWI ex USA Index to the MSCI ACWI ex USA Investable Market Index.

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The benchmark indices are described below.

Russell 3000 Index (U.S. Equity)

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 97% of the total market capitalization of the publicly traded U.S. equity market. As of June 30, 2022, the Russell 3000 Index had a mean market capitalization of $411.5 billion and a median market capitalization of $1.9 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.2 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

MSCI ACWI ex USA Investable Market Index (IMI) (International Equity)

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) includes large-, mid- and small-cap equities across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index is a free-float adjusted market capitalization index that covers approximately 99% of the global equity opportunity set outside the United States.

Bloomberg U.S. Aggregate Bond Index (Fixed-Income)

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2022, this index contained approximately 12,583 issues. The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility.

Additional information about the Underlying Funds

The following is a description of the investment objectives and principal investment strategies of the Underlying Funds in which the Fund currently may invest. For a discussion of the risks associated with these investments, see the “Additional information on principal investment risks of the Fund and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks (i) of the Underlying Funds of the Trust, see the Prospectuses for the Institutional Class shares of the Underlying Funds of the Trust at www.tiaa.org/prospectuses, (ii) of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen International Growth Fund, see those Funds’

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Prospectuses for the Class R6 shares at www.nuveen.com/mutual-funds/prospectuses and (iii) of the Nuveen Growth Opportunities ETF (“Nuveen ETF”), please see that Fund’s Prospectus at www.nuveen.com/etf.

Fund	Investment objective, strategies and benchmark
TIAA-CREF Growth & Income Fund

Seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund’s benchmark index is the Standard & Poor’s 500® Index.

TIAA-CREF Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the Russell 1000 Growth Index.

TIAA-CREF Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund’s benchmark index is the Russell 1000® Value Index.

TIAA-CREF Quant Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. The Fund’s benchmark index is the Russell 2000® Index.

TIAA-CREF Quant Small/Mid-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap and mid-cap equity securities. The Fund’s benchmark index is the Russell 2500® Index.

Nuveen Dividend Growth Fund

Seeks an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common stocks and preferred securities. The Fund’s benchmark index is the S&P 500 Index.

Nuveen Dividend Value Fund

Seeks long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund’s benchmark index is the Russell 1000 Value Index.

Nuveen Growth Opportunities ETF

Seeks long-term capital appreciation. Under normal market conditions, the Nuveen ETF seeks to achieve its investment objective by investing primarily in exchange-traded equity securities of U.S. companies with market capitalizations of at least $1 billion. The Nuveen ETF’s benchmark index is the Russell 1000 Growth Index.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF Emerging Markets Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund’s benchmark index is the MSCI Emerging Markets® Index.

TIAA-CREF International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund’s benchmark index is the MSCI EAFE Index.

TIAA-CREF International Opportunities Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. The Fund invests primarily in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund’s benchmark index is the MSCI ACWI ex USA® Index.

TIAA-CREF Quant International Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities of foreign issuers. The Fund’s benchmark index is the MSCI ACWI ex USA Small Cap Index.

Nuveen International Growth Fund	Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund’s benchmark index is the MSCI EAFE Index.
TIAA-CREF Real Estate Securities Fund

Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry. Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts. The Fund’s benchmark index is the FTSE NAREIT All Equity REITs Index.

TIAA-CREF Core Plus Bond Fund

Seeks total return, primarily through current income. Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.

TIAA-CREF High-Yield Fund

Seeks total return primarily through high current income and, when consistent with its primary objective, capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. The Fund’s benchmark index is the ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index.

TIAA-CREF Money Market Fund

Seeks current income consistent with maintaining liquidity and preserving capital. The Fund is a “government money market fund,” as defined in the applicable rules governing money market funds, and as such invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s peer group average is the iMoneyNet Money Fund AveragesTM—All Government.

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Fund	Investment objective, strategies and benchmark
TIAA-CREF International Bond Fund

Seeks total return. Under normal market conditions, the Fund invests at least 80% of its assets in fixed-income investments of foreign issuers and derivative instruments, including those used to manage currency risk. The Fund’s benchmark index is the Bloomberg Global Aggregate Ex-USD Index (Hedged).

TIAA-CREF Short-Term Bond Fund

Seeks current income. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade fixed-income investments with an average maturity or average lives of less than 5 years. The Fund’s benchmark index is the Bloomberg U.S. 1–3 Year Government/Credit Bond Index.

TIAA-CREF Inflation-Linked Bond Fund

Seeks to provide inflation protection and income, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose principal value increases or decreases based on changes in the Consumer Price Index for All Urban Consumers (“CPI-U”), over the life of the security. The Fund’s benchmark index is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index.

Additional information on investment risks of the Fund and Underlying Funds

The assets of the Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities, but the Fund may also directly invest in such securities or other financial instruments. The Fund is subject to asset allocation risk, Underlying Funds risk, which includes the risks of equity securities, fixed-income securities, ETFs, emerging markets, illiquid investments, investments denominated in foreign currencies and other investments in proportion to the allocation of Fund assets among the Underlying Funds, active management risk and fund of funds risk. To the extent the Fund directly invests in securities or other investments, it would be exposed to the risks associated with investing in such instruments. Because the Fund and certain Underlying Funds use derivatives to a limited degree, the Fund may directly or indirectly have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to impact Fund performance.

Principal risks of the Fund

Asset allocation risk

The Fund may not achieve its target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in the Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon

22     Prospectus  ■  TIAA-CREF Managed Allocation Fund

which Advisors’ decisions are based, which could cause the Fund to not meet its investment objective. The Fund will generally rebalance its allocations among the Underlying Funds by using cash flows where possible. If cash flows are not sufficient to reestablish the current target allocations for the Fund, the Fund will generally rebalance by buying and selling Underlying Fund shares. Periodic rebalancing of the Fund’s allocations can sometimes cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Fund and the Underlying Funds.

Underlying Funds risk

The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The Underlying Funds are exposed to the risks of investing in equity and/or fixed-income securities and other investments in accordance with their investment strategies. The risks associated with investing in equity securities and fixed-income securities and other investments not already described above are described in the “Equity securities risks” and “Fixed-income securities risks” sections below.

Equity securities risks

The Fund may gain exposure to equity securities directly or through certain Underlying Funds that invest primarily in equity securities (the “Equity Underlying Funds”). In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its exposure to equity securities. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject the Fund’s or an Underlying Fund’s investments and a shareholder’s investment in the Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. More specifically, the Fund, directly or through one or more Equity Underlying Funds, is typically subject to the following principal investment risks related to equity securities (in the following risk descriptions “Fund” may refer to the Fund, an Equity Underlying Fund, or both):

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict.

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Accordingly, the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. The type and severity of sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly

24     Prospectus  ■  TIAA-CREF Managed Allocation Fund

impact the Fund’s liquidity and performance. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be more difficult to use foreign laws and courts to enforce financial or legal obligations. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the

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Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

26     Prospectus  ■  TIAA-CREF Managed Allocation Fund

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

• Dividend-paying Security Risk—A Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Securities of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other securities, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Depending upon market conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect a Fund’s performance and ability to generate income. There is no guarantee that the issuers of the securities held by a Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Fixed-income securities risks

The Fund may gain exposure to fixed-income securities directly or through certain Underlying Funds that invest primarily in fixed-income securities (the “Fixed-Income Underlying Funds”). The Fund, directly or through its investments in one or more Fixed-Income Underlying Funds, is typically subject to the following principal investment risks related to fixed-income securities (in the following risk descriptions “Fund” may refer to the Fund, a Fixed-Income Underlying Fund, or both):

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect a Fund’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays a floating or

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variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, a Fund may not be able to maintain positive returns. Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve (the “Fed”) has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

• Prepayment Risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

28     Prospectus  ■  TIAA-CREF Managed Allocation Fund

• Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing a Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Credit Spread Risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s securities. Credit spreads often increase more for lower-rated and unrated securities than for investment-grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which a Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public emergencies (pandemics and epidemics) as well as armed conflict. In such cases, it may be difficult for a Fund to properly value assets represented by such investments. In addition, a Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit a Fund from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse

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conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values of portfolio holdings and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments with longer durations or maturities may face heightened levels of liquidity risk.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions

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affecting that country or region. Investment in a Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

Underlying ETF risks

The Fund may invest in Underlying Funds that are ETFs. An investment in an Underlying Fund that is an ETF generally presents the same principal risks as an

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investment in a mutual fund (i.e., an open-end fund that is not exchange-traded) that has the same investment objectives, strategies and policies as the ETF. Moreover, Underlying Funds that are ETFs are subject to the following risks that do not apply to mutual funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. See “Additional information on principal risks of the Underlying Funds–Market Trading Risks” and “Additional information on principal risks of the Underlying Funds–Proxy Portfolio Structure Risk” for additional discussion of risks unique to investment in Underlying Funds that are ETFs.

Other Underlying Funds risks

The Fund, directly or through its investments in one or more Underlying Funds, is typically subject to the following principal investment risks (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund, or both):

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within

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the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Active management risk

The risk that the performance of the Fund or the Underlying Funds that are actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s or Underlying Funds’ investment objectives. As a result of investment selection or trade execution, the Fund or an Underlying Fund could underperform its respective benchmark or other mutual funds with similar investment objectives.

Fund of funds risk

The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds in which it invests to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

Additional information on principal risks of the Underlying Funds

In addition to the Fund’s principal risks noted above, below are some additional risks to which the Fund may have exposure depending upon its particular allocation to the various Underlying Funds (in the following risk descriptions “Fund” may refer to the Fund, an Underlying Fund or both, and “Advisors” may refer to Advisors or another investment adviser or sub-adviser of an Underlying Fund):

• Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. If a counterparty defaults, a Fund may have contractual remedies but the Fund may be unable to enforce them due

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to the application of bankruptcy, insolvency and other laws affecting the rights of creditors. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. A Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities or derivatives transactions through a single broker, dealer, or futures commission merchant.

• Currency Management Strategies Risk—Currency management strategies, including forward currency contracts, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Advisors expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Advisors’ use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

• Current Income Risk—The risk that the income a Fund receives may fall as a result of a decline in interest rates.

• Depositary Receipt Risk—To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities, including risks associated with fluctuations in currency exchange rates as well as changes to the economic or political conditions in other countries. American Depositary Receipts (“ADRs”) are depositary receipts issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange. When a Fund invests in ADRs rather than investing directly in their underlying foreign shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with the return of the underlying foreign shares. Sponsored ADRs are issued with the support of the issuer of the foreign shares underlying the ADRs and carry all of the rights of common shares, including voting rights. The holder of an unsponsored ADR may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored ADR. Because the underlying foreign shares of ADRs are typically denominated or quoted in non-U.S. currencies, currency exchange rates may affect the value of a Fund’s portfolio. Further, since an ADR’s underlying shares trade on foreign exchanges at times when U.S.

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markets are not open for trading, the value of the ADR’s underlying shares may change materially at times when U.S. markets are not open for trading.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Financial Services Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the financial services sector can be significantly affected by changes in, among other things, interest rates, currency exchange rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants.

• Floating and Variable Rate Securities Risk—Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.

• Index Risk—The risk that the performance of a Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although each Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses.

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Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

• Industry/Sector Concentration Risk—The risk that focusing on investment in specific industries or sectors makes a fund more vulnerable to developments particularly affecting those industries or sectors than a more broadly diversified fund would be. Financial instruments of companies in the same industry or sector may decline in price at the same time due to market conditions, interest rates or economic, regulatory, financial or industry/sector specific developments since these companies may share common characteristics and are more likely to react similarly to industry/sector specific market or economic developments. In addition, at times, a small number of companies may represent a large portion of a single industry or sector, and these companies can be sensitive to adverse economic, regulatory or financial developments.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the financial services sector. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Market Trading Risks—As with all ETFs, Nuveen ETF shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Nuveen ETF share typically will approximate its NAV, there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, a shareholder may pay more or less than NAV when they buy Nuveen ETF shares on the secondary market, and they may receive more or less than NAV when they sell those shares. In times of market stress, the Nuveen ETF’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Nuveen ETF’s shares and/or lead to more significant differences between the Nuveen ETF’s market price and its NAV.

Only certain institutional investors are eligible to purchase and redeem shares directly from the Nuveen ETF at NAV. In addition, efficient trading in the Nuveen ETF’s shares on the secondary market depends on the participation of firms acting as market makers and/or liquidity providers in the marketplace. To the extent these market makers and authorized

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participant firms exit the ETF business or otherwise significantly reduce their business activities and no other entities step forward to perform these functions, the Nuveen ETF’s shares may trade at a material discount to NAV.

During periods of high market volatility, a Nuveen ETF share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Nuveen ETF share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV.

Although the Nuveen ETF’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (discussed in further detail below). Trading of the Nuveen ETF’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage).

Buying or selling Nuveen ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Nuveen ETF through a broker, an investor will likely incur a brokerage commission and other charges. In addition, an investor may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Nuveen ETF shares (the “bid” price) and the price at which they are willing to sell Nuveen ETF shares (the “ask” price). The spread, which varies over time based on trading volume and market liquidity, is generally narrower if the Nuveen ETF has more trading volume and market liquidity and wider if the Nuveen ETF has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Nuveen ETF’s spread may also be impacted by market volatility generally and the liquidity of the underlying securities held by the Nuveen ETF, particularly for newly launched or smaller funds. Because of the costs inherent in buying or selling Nuveen ETF shares, frequent trading may detract significantly from investment results.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of a Fund compared with what such performance would have been without the use of the strategy.

• Non-Diversification Risk—While the TIAA-CREF Large-Cap Growth Index Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. The Nuveen ETF is considered to be non-diversified under the 1940 Act. Non-diversified status means that a Fund can invest a greater

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percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In addition, high-yield securities generally are less liquid than investment-grade securities and the risks associated with high-yield securities are heightened during times of weakening economic conditions or rising interest rates. Any investment in distressed or defaulted securities subjects a Fund to even greater credit risk than investments in other below-investment-grade securities.

• Portfolio Turnover Risk—In pursuing its investment objectives, a Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by a Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect a Fund’s performance.

• Preferred Security Risk—There are special risks associated with investing in preferred securities:

• Limited Voting Rights—Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

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• Special Redemption Rights—In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

• Payment Deferral—Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to ten years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.

• Subordination—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

• Floating Rate Payments—The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a Fund on floating rate securities may decline due to lower coupon payments on the floating rate securities. Finally, many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate, or “LIBOR,” which is currently in the process of being phased out. See “Additional information on investment strategies and risks of the Funds and Underlying Funds—The Fixed-Income Funds” for additional information.

• Fixed Rate Payments—The market value of preferred securities with fixed dividends or interest rates may decline in a rising interest rate environment.

• Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock, subjecting a Fund to illiquid investments risk. Less liquid securities involve the risk that the securities will not be able to be sold

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at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

• Financial Services Industry—The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

• Tax Risk—A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

• Regulatory Risk—Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

• Proxy Portfolio Structure Risk—Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Nuveen ETF does not disclose the daily holdings of its actual portfolio (“Actual Portfolio”). Instead, the Nuveen ETF discloses a portfolio transparency substitute (the “Proxy Portfolio”) that is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s Actual Portfolio on any given trading day, as well as certain related information about the relative performance of the Proxy Portfolio and the Nuveen ETF’s Actual Portfolio holdings (the “Proxy Portfolio Disclosures”). Although the Proxy Portfolio and Proxy Portfolio Disclosures are intended to provide Authorized Participants (as defined below) and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Nuveen ETF’s shares trading at or close to the underlying NAV per share of the Nuveen ETF, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Premium/Discount Risk.” Similarly, shares of the Nuveen ETF may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Trading Issues Risk.” Also, the Nuveen ETF will incur expenses to license the Proxy Portfolio mechanism, which may impact shareholder returns. Additionally, the proxy mechanism itself may result in

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additional trading costs, which also may negatively impact shareholder returns. In addition, although the Proxy Portfolio is designed to protect the Nuveen ETF from predatory practices such as front-running and free-riding, market participants may nevertheless be able to use the Proxy Portfolio and Proxy Portfolio Disclosures to engage in trading practices that disadvantage the Nuveen ETF. See “Additional information on principal risks of the Underlying Funds—Proxy Portfolio Structure Risk—Predatory Trading Practices Risk.” The Nuveen ETF will monitor on an ongoing basis the premium/discount between the market price and the NAV of the Nuveen ETF’s shares, but there can be no assurance that the Proxy Portfolio methodology will operate as intended. The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio methodology as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the Nuveen ETF’s factor model analysis in creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Nuveen ETF’s Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. In the event that the Proxy Portfolio methodology does not result in effective arbitrage opportunities in the Nuveen ETF’s shares, the Nuveen ETF may exhibit wider premiums/discounts, bid/ask spreads and tracking error. At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Nuveen ETF’s board of trustees will consider possible remedial measures, which may include liquidation or conversion to a fully-transparent, active ETF or a mutual fund.

• Premium/Discount Risk—Shares of the Nuveen ETF are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The NAV of the Nuveen ETF’s shares will generally fluctuate with changes in the market value of the Nuveen ETF’s holdings. The market value of the Nuveen ETF’s shares will fluctuate, in some cases materially, in response to changes in the Nuveen ETF’s NAV, the intraday value of the Nuveen ETF’s holdings, and the relative supply and demand for the Nuveen ETF’s shares on the exchange. Although the disclosure of the Proxy Portfolio and Proxy Portfolio Disclosure is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Nuveen ETF at or close to the Nuveen ETF’s NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Nuveen ETF shares will vary significantly from the Nuveen ETF’s NAV. This risk may be greater for the Nuveen ETF than for traditional ETFs that disclose their full portfolio holdings on a daily basis because publication of the Proxy Portfolio does not provide the same level of transparency as the publication of the full portfolio by a fully-transparent, active ETF. This

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could cause the Nuveen ETF’s shares to have wider bid/ask spreads and larger premiums/discounts than fully-transparent, active ETFs using the same investment strategies. The Nuveen ETF’s investment adviser and sub-adviser cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Nuveen ETF. While the creation/redemption feature is designed to make it more likely that the Nuveen ETF’s shares normally will trade on stock exchanges at prices close to the Nuveen ETF’s next calculated NAV, exchange prices are not expected to correlate exactly with the Nuveen ETF’s NAV due to timing reasons, supply and demand imbalances and other factors. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of an investment in the Nuveen ETF. During such periods, a shareholder may be unable to sell their shares or may incur significant losses if they sell their shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

• Authorized Participant Concentration Risk—Only certain institutional investors (typically market makers or other broker-dealers) (“Authorized Participants”) may engage in creation or redemption transactions directly with the Nuveen ETF. The Nuveen ETF has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Nuveen ETF and no other Authorized Participant is able to step forward to create or redeem Creation Units (large blocks of shares or multiples thereof through which Authorized Participants purchase and redeem shares directly from the Nuveen ETF at NAV), Nuveen ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Nuveen ETF’s novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.

• Predatory Trading Practices Risk—Although the Nuveen ETF seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Nuveen ETF’s holdings and trading

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strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Nuveen ETF and its shareholders. The Proxy Portfolio and related Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could “reverse engineer” the Nuveen ETF’s portfolio and investment strategy, but they may not be successful in this regard.

• Trading Issues Risk—Although the Nuveen ETF’s shares are listed on the NYSE Arca, there can be no assurance that an active or liquid trading market for them will develop or be maintained. Trading in Nuveen ETF shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. If 10% or more of the Nuveen ETF’s Actual Portfolio does not have readily available market quotations, the Nuveen ETF will promptly request that the NYSE Arca halt trading in the Nuveen ETF’s shares. Such trading halts may have a greater impact on the Nuveen ETF compared to other ETFs due to the Nuveen ETF’s lack of transparency. In addition, trading in shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca’s “circuit breaker” rules (rules that require a halt in trading in a specific period of time when market prices decline by a specified percentage during the course of a trading day). If the trading of a security held in the Nuveen ETF’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the sub-adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Nuveen ETF, the sub-adviser promptly will disclose on the Nuveen ETF’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Nuveen ETF will continue to be met or will remain unchanged. In addition, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Nuveen ETF being unable to buy or sell certain securities or financial instruments. In such circumstances, the Nuveen ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Because the Nuveen ETF trades on the basis of published Proxy Portfolios, it may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, the Nuveen ETF may cost investors more to trade especially during periods of market volatility.

44     Prospectus  ■  TIAA-CREF Managed Allocation Fund

• Tracking Error Risk—Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Nuveen ETF’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.

• Quantitative Analysis Risk—The risk that securities selected for Funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of a Fund’s portfolio.

• Real Estate Investing Risk—As a result of the TIAA-CREF Real Estate Securities Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity real estate investment trusts (“REITs”) may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

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• Senior Loan Risk—Many senior loans are rated lower than investment grade, or considered to be of comparable credit risk, so they present credit risk comparable to high-yield securities. While backed by collateral, the value of the collateral may not equal a Fund’s investment and may be hard to sell, so the liquidation of the collateral may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal. Senior loans also expose a Fund to call risk and illiquid investments risk. There is no organized exchange or board of trade on which loans are traded; rather, they trade in an unregulated inter-dealer or inter-bank resale market, so the secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair a Fund’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

• Sovereign Debt Risk—The risk that the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates, among other possible reasons. To the extent the issuer or controlling governmental authority is unable or unwilling to repay principal or interest when due, a Fund may have limited recourse to compel payment in the event of default.

• Special Risks for Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by the TIAA-CREF Inflation-Linked Bond Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated,

46     Prospectus  ■  TIAA-CREF Managed Allocation Fund

resulting in lower annualized returns than contemplated at the time of investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

• U.S. Government Securities Risk—U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent a Fund invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

In addition to the investment risks set forth above, there are other non-principal risks associated with investing in the Fund and Underlying Funds and their investments that are discussed elsewhere in the Fund’s and Underlying Funds’ Prospectuses and in the Fund’s and Underlying Funds’ SAIs. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

Additional information on investment strategies and risks of the Fund and Underlying Funds

The Equity Funds

The Underlying Funds that invest primarily in equity securities—including the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant International Small-Cap Equity Fund, TIAA-CREF Quant Small-Cap Equity Fund,

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TIAA-CREF Quant Small/Mid-Cap Equity Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Real Estate Securities Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the TIAA-CREF Money Market Fund and other kinds of short-term instruments. These short-term investments help the Equity Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Certain Equity Funds also may invest up to 20% of their assets in fixed-income securities (as defined for purposes of each Equity Fund’s investment strategies). Such Equity Funds may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Advisors or the Equity Fund’s other investment adviser or sub-adviser determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Fund’s SAI. Certain Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

Certain Equity Funds and/or the Fund may write (sell) call options, including covered call options, and purchase put options, to try to enhance income, reduce portfolio volatility and protect gains in its portfolio. Such options may include put and call options on securities of the types in which the Fund or an Equity Fund may invest and on securities indices composed of such securities. In writing (selling) call options, the Fund or an Equity Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of the Fund’s or an Equity Fund’s losses during periods of market decline. In purchasing call and put options, the Fund or an Equity Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Fund or an Equity Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Fund and certain Equity Funds can also write (sell) put options. In writing put options, the Fund or an Equity Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from the put options sold may not reduce the extent of the Fund’s or an Equity Fund’s losses during periods of market decline.

In addition, certain Equity Funds and/or the Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Certain Equity Funds and/or the Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total

48     Prospectus  ■  TIAA-CREF Managed Allocation Fund

return. Futures contracts permit the Fund and/or an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts do not exist, or if Advisors or the Equity Fund’s other investment adviser or sub-adviser deems advisable for other reasons, the Fund and/or certain Equity Funds may invest in investment company securities, such as ETFs. The Fund and/or certain Equity Funds may also invest in ETFs as well as ETNs for cash management purposes or other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When an Equity Fund or the Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Non-Trust Underlying Funds”), it will bear a proportionate share of expenses charged by the investment company in which the Equity Fund or the Fund invests. An ETF may trade at a premium or discount to NAV. In seeking to manage currency exposure, the Fund and/or certain Equity Funds may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund and certain Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDs”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations.

Certain Equity Funds may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

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The Fixed-Income Funds

The Underlying Funds of the Trust that invest primarily in fixed-income securities—including the TIAA-CREF Core Plus Bond Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF International Bond Fund and TIAA-CREF Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. In seeking to manage currency risk, the Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies, or enter into foreign currency contracts. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

Certain instruments in which the Fund or a Fixed-Income Fund may invest are subject to rates that are tied to an interest rate, such as LIBOR. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. Certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or a Fixed-Income Fund or on certain instruments in which the Fund or a Fixed-Income

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Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The Fund or a Fixed-Income Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or a Fixed-Income Fund or a reduction in the effectiveness of related Fund or Fixed-Income Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund or a Fixed-Income Fund that holds such instrument. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund or a Fixed-Income Fund. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s or an Underlying Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Underlying Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the

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information technology and other operational systems upon which the Fund’s or an Underlying Fund’s service providers, including the investment adviser, Advisors, rely, and could otherwise disrupt the ability of employees of the Fund’s or an Underlying Fund’s service providers to perform essential tasks on behalf of the Fund or an Underlying Fund. In addition, sanctions and other measures could limit or prevent the Fund or an Underlying Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s or an Underlying Fund’s investments.

Derivatives risks

The risks associated with investing in derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments to which the derivatives relate. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund or an Underlying Fund. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund or an Underlying Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, can be greater than investing directly in the underlying security or other instrument. Derivative investments can create leverage by magnifying investment losses or gains, and the Fund and the Underlying Fund could lose more than the amount invested. Investment returns could depend primarily upon the performance of securities that the Fund or the Underlying Fund does not own. The use of derivatives is also subject to operational risk, which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures,

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inadequate controls, and human error, as well as legal risk, which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Fund’s or an Underlying Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives, the Fund and the Underlying Funds.
Investments for temporary defensive purposes

The Fund, as well as each Underlying Fund, may, for temporary defensive purposes, invest all of its assets in cash and money market instruments, including, for certain Underlying Funds, the TIAA-CREF Money Market Fund. In doing so, the Fund and the Underlying Fund may be successful in reducing market losses but may otherwise fail to achieve their respective investment objectives. Cash assets are generally not income-generating and would impact the Fund’s or an Underlying Fund’s performance.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

Portfolio turnover

While the Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocations. Therefore, the Fund may sell shares of Underlying Funds regardless of how long they have been held. Although the Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust or other affiliated Underlying Funds, it may bear transaction costs, including brokerage commissions, when it transacts in shares of Non-Trust Underlying Funds. A “high portfolio turnover rate” for the Fund with respect to its holdings of Non-Trust Underlying Funds generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Fund and, ultimately, by shareholders. The portfolio turnover rate of the Fund during recent fiscal periods is provided in the Financial highlights. The Fund is not subject to a specific limitation on portfolio turnover and is generally not managed to minimize tax burdens of shareholders.

An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher portfolio turnover rate. A high portfolio turnover rate for an Underlying Fund generally will result in greater transaction costs, including brokerage commissions or bid-ask spreads, borne by the Underlying Fund and, ultimately, by Fund shareholders. Also, Underlying Funds with high portfolio turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and ultimately to Fund shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific

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limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

Share classes

The Fund may offer Institutional Class, Retirement Class and Retail Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Fund

The Fund’s investment adviser

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of June 30, 2022, Advisors and TCIM together had approximately $394 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The Fund, however, pays the management fees and other expenses that are described in the table of fees and expenses in this Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment management agreement with the Trust (the “Management Agreement”). Advisors’

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duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision; furnishing an investment program for the Fund; determining which securities or other investments to purchase, sell or exchange; and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

Investment management fees

The annual investment management fees charged under the Management Agreement are 0.00%. Advisors receives investment management fees as the investment adviser to the Underlying Funds. Affiliates of Advisors receive investment management fees as the investment adviser or sub-adviser of the Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund, Nuveen ETF and Nuveen International Growth Fund.

In addition, Advisors has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the “Fees and expenses” section of the Fund in this Prospectus. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees. The Fund also pays Advisors for certain administrative services Advisors provides to the Fund on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Fund’s Management Agreement is available in the Fund’s shareholder report for the fiscal year ended May 31, 2022. For a free copy of the Fund’s shareholder report, please call 800-842-2252, visit the Fund’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management team

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members may be, for example, principally responsible for selecting appropriate investments for the Fund and others may be principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

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Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
MANAGED ALLOCATION FUND
Hans Erickson, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1996 to Present (oversight and management responsibility for all asset allocation funds; oversight for quantitative equity strategies and equity index funds prior to 2011)	1996	1988	2006
John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (quantitative portfolio manager)	2006	1992	2006
Steve Sedmak, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2016 to Present (strategic allocation research); Voya Investment Management—2006 to 2016 (head of portfolio implementation for the multi-asset strategies group)	2016	2001	2020

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Fund. For Retail Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives

56     Prospectus  ■  TIAA-CREF Managed Allocation Fund

from Retail Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Retail Class shares.

Additional information about payments to intermediaries appears in the Fund’s SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Fund. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Fund

Institutional Class

More information about the Fund’s distribution and services arrangements for Institutional Class shares appears in the Fund’s SAI.

Retirement Class

For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist it with fulfilling its obligations under the Retirement Class Service Agreement.

More information about the Fund’s distribution and services arrangements for Retirement Class shares appears in the Fund’s SAI.

Retail Class

The Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Fund pays Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Retail Class shares.

Under the plan, the Fund pays Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Retail Class shares. Because Rule 12b-1 plan

TIAA-CREF Managed Allocation Fund  ■  Prospectus     57

fees are paid out of Retail Class assets on an ongoing basis, over time they will increase the cost of your investment in the Retail Class.

More information about the Fund’s distribution and services arrangements for Retail Class shares appears in the Fund’s SAI.

Other payments by Nuveen Securities, Advisors or their affiliates

In addition to the payments from the Fund made to financial intermediaries as previously described, Nuveen Securities, Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the TIAA-CREF Funds. These payments are often referred to as “revenue sharing.” These payments may be made in order to promote the sale and retention of Fund shares by intermediaries and their customers. The amounts of these distribution-related revenue sharing payments may vary by financial intermediary and, with respect to a given financial intermediary, are typically calculated by reference to the amount of the financial intermediary’s recent gross sales of TIAA-CREF Fund shares and/or total assets of TIAA-CREF Funds held by the intermediary’s customers. The level of distribution-related revenue sharing payments that Nuveen Securities, Advisors or their affiliates are willing to provide to a particular financial intermediary may be affected by, among other factors, the intermediary’s total assets held in and recent net investments into the TIAA-CREF Funds, the intermediary’s level of participation in TIAA-CREF Fund sales and marketing programs, the intermediary’s compensation program for its registered representatives who sell TIAA-CREF Fund shares and provide services to TIAA-CREF Fund shareholders, and the asset class of the TIAA-CREF Funds for which these payments are provided. The SAI contains additional information about these payments. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. Payments to intermediaries may include payments to certain third-party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates have been permitted to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

In addition to revenue sharing payments to financial intermediaries related to distribution of the Fund’s shares, Advisors or its affiliates may also make revenue sharing payments out of their own assets to financial intermediaries as compensation for certain recordkeeping, shareholder communications and other account administration services provided to TIAA-CREF Fund shareholders who own their shares through these financial intermediaries’ accounts. These servicing-related revenue sharing payments are in addition to any applicable sub-

58     Prospectus  ■  TIAA-CREF Managed Allocation Fund

transfer agency or similar fees paid to these financial intermediaries with respect to these services by the TIAA-CREF Funds out of Fund assets.

The amounts of revenue sharing payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Fund to you. The financial intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting Nuveen Securities, Advisors and/or their affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Other arrangements

Advisors also pays Services and/or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

Calculating share price

The Fund determines its NAV per share, or share price, on each Business Day. The NAV for the Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Fund does not price its shares on days that are not a Business Day. The NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding. The assets of the Fund consist primarily of shares of Underlying Funds, which are valued at their respective NAVs in the case of mutual funds and at their market value per share in the case of ETFs. The values of any shares of Underlying Funds held by the Fund are based on the market value of the shares. Therefore, the share price of the Fund is determined based on the NAV per share or market value per share of each of its Underlying Funds (and the value of any other assets and liabilities of the Fund), subject to the fair value pricing procedures described below.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of

TIAA-CREF Managed Allocation Fund  ■  Prospectus     59

the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

To value securities and other instruments held by the Underlying Funds (or the Fund, as applicable) of the Trust such Underlying Funds (or Fund, as applicable) generally use market quotations or values obtained from independent pricing services to value such assets. If market quotations are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. Such Underlying Funds also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. Like the Fund, the Underlying Funds of the Trust do not price their shares on dates when the NYSE Exchanges are closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE Exchanges are closed. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside of the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. For these foreign securities, an Underlying Fund of the Trust uses a fair value pricing service approved by Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Underlying Fund of the Trust may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

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Fixed-income securities held by an Underlying Fund of the Trust, including money market instruments (other than those held by a money market Underlying Fund of the Trust), are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Advisors the responsibility of making fair value determinations. The Fund will use fair value, as determined under its fair value procedures, to the extent that the value of any of its investments, including any Underlying Funds, is unavailable or not considered reliable.

Dividends and distributions

The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by the Fund and capital gains realized from the sale of investments. The Fund plans to pay dividends on a quarterly basis.

The Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Fund reserves the right to reinvest the distribution check into your account using the Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

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3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the IRS (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received

62     Prospectus  ■  TIAA-CREF Managed Allocation Fund

by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Fund’s SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

The Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then

TIAA-CREF Managed Allocation Fund  ■  Prospectus     63

receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund or an Underlying Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of the Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about

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the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

Your account: purchasing, redeeming
or exchanging shares

Fund shares offered in this Prospectus

The Fund offers three share classes: Institutional Class, Retirement Class and Retail Class. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org. Investors should note that certain account minimums may be required for purchasing Institutional Class and Retail Class shares.

Share class eligibility

Overview

Each share class of the Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code.

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Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Fund, DST Asset Manager Solutions, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Eligibility—Institutional Class and Retail Class

Institutional Class and Retail Class shares are available for purchase by or through the following types of accounts:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Eligibility—Retirement Class

Retirement Class shares are available for purchase by or through the following types of accounts:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or healthcare saving accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.

Account minimums

Investors should note that the following account minimums may be required for initial and subsequent purchases of Institutional Class and Retail Class shares:

• Institutional Class shares: The minimum initial investment is $2 million per Fund account and the minimum subsequent investment is at least $1,000 unless an investor purchases shares by or through financial intermediaries

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that have entered into an appropriate agreement with the Fund or its affiliates. Financial Intermediary Accounts where neither the investor nor the intermediary will receive, from the Fund or its affiliates, any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agency fees, so called “finder’s fees,” administration fees or similar fees with respect to Institutional Class shares are not subject to initial purchase or subsequent investment minimums. Employee Benefit Plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are also exempt from initial and subsequent investment minimums.

• Retail Class shares: The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. These minimum account requirements are discussed in more detail below.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Retirement Class shares.

All share classes

The Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Institutional Class, Retirement Class or Retail Class shares. For more information with regard to Institutional Class or Retirement Class shares, please contact your financial intermediary or you may call the Fund at 800-842-2252, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Institutional Class shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Fund at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Retail Class shares, please call the Fund at 800-223-1200, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time.

Investors in all share classes should be aware that the Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Fund is not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Fund follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

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Purchasing shares

For Direct Purchasers of Institutional Class shares and for Retail Class shares

How to open an account—Institutional Class

Direct Purchasers interested in opening an account to hold Institutional Class shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Fund via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Fund.

How to open an account—Retail Class

Accounts can be opened via mail or in person. To open an account, send the Fund a completed application with your initial investment. To download an application to mail to the Fund, please visit the TIAA Web Center at www.tiaa.org. If you have any questions or need help obtaining or completing the application, call the Fund at 800-223-1200. If you currently hold or in the future intend to hold your Retail Class shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Retail Class shares.

Minimum initial and subsequent investment

For Direct Purchasers of Institutional Class shares, the minimum initial investment is $2 million per Fund account. The minimum initial investment for Retail Class shares in Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for Retail Class shares in all other accounts is $2,500 per Fund account. The Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

Subsequent investments into the Institutional Class for all account types must be at least $1,000 per Fund account. Subsequent investments into the Retail Class for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own initial and subsequent investment minimums.

All Direct Purchasers of Institutional Class shares and all Retail Class shareholders automatically have the right to buy shares by telephone, and all Retail Class shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the Fund at 800-223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from the Fund’s website. The Institutional Class

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and Retail Class impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Transaction methods for purchases

Over the Internet: With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Retail Class shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Institutional Class shares by calling your Relationship Manager or by calling 800-223-1200. You can request electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund by calling 800-223-1200.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Fund.

Make checks payable to “The TIAA-CREF Funds.”

First-Class Mail:

The TIAA-CREF Funds—(specify either: “Institutional Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219227

Kansas City, MO 64121-9227

Overnight Mail:

The TIAA-CREF Funds—(specify either: “Institutional Class” or “Retail Class”)

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street, STE 219227

Kansas City, MO 64105-1407

Purchasing via wire: See the section entitled “For Eligible Investors in Institutional Class, and Retirement Class shares and their clients— Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Retail Class shares: You can make subsequent investments into Retail Class shares automatically by electing to utilize the Fund’s automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account. To begin this service, send the Fund a voided checking or savings account deposit slip. It will take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if

TIAA-CREF Managed Allocation Fund  ■  Prospectus     69

those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Fund receives your request. The Fund can suspend, change or terminate the Automatic Investment Plan option at any time, although the Fund will notify you if this occurs.

In-kind purchases of shares: Advisors, at its sole discretion, may allow the purchase of shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Fund directly.

Payment limitations: Generally, for Direct Purchasers of Institutional Class shares and for Retail Class shareholders, the Fund will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Fund;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances with regard to subsequent investments (any check not made payable directly to TIAA-CREF Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Fund may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your accounts as reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

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For Eligible Investors in Institutional Class and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Fund may suspend or terminate the offering of Institutional Class and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Fund. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan.

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Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Fund imposes no minimum investment. The Fund does not currently restrict the frequency of investments made in the Fund by participants through Employee Benefit Plans, although the Fund reserves the right to impose such restrictions in the future. If you are investing in the Fund through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

ABA Number (all classes) 011000028

DDA Number

Retail Class:	99052771
All other classes:	99054546

Specify on the wire:

• “The TIAA-CREF Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into the Institutional Class would read as follows: “The TIAA-CREF Funds—Institutional Class”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund and amount to be invested.

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Purchases of Institutional Class shares through a broker-dealer or other financial intermediary

There are no associated sales charges or Rule 12b-1 plan fees for the purchase of Institutional Class shares. However, pursuant to SEC guidance, certain broker-dealers or other financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders commissions or transaction fees determined by the broker-dealer or other financial intermediary related to the purchase of these shares. These commissions and transaction fees are not disclosed in this Prospectus. Other share classes of the Fund that have different fees and expenses are available. You should consult with your broker-dealer or other financial intermediary or visit its website for more information.

As discussed above, Nuveen Securities, Advisors or their affiliates also may make revenue sharing payments to broker-dealers or other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether revenue sharing payments may be made or received when a broker-dealer or other financial intermediary has imposed its own commissions or transaction fees. Based on future regulatory developments, such payments may be terminated.

Points to remember for all purchases

The Fund considers all purchase requests to be received when they are received in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Market timing/excessive trading policy—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has

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been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund generally will only accept accounts with a U.S. address of record, but the Fund has the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Fund. The Fund generally will not accept a P.O. Box as the address of record. For payments made by check, the Fund can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or EFT, the Fund may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Fund can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Fund will not accept new investments. The Fund reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. In addition, the Fund reserves the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Fund. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

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You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Fund nor its transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Fund will only process redemption requests received in “good order” as determined by the Fund’s transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by EFT or by check. The Fund typically expects to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Fund typically expects to mail the check on the next Business Day following receipt of the redemption request by the Fund in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Fund typically expects to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the intermediary the next Business Day following the Fund’s receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time the Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when the Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Fund may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through the TIAA Web Center.

If you request a redemption, the Fund will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or

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savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Fund can postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Fund’s transfer agent, acting on behalf of the Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Fund reserves the right to require a Medallion Signature Guarantee for a redemption of any class. The Fund can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, internet or fax transactions may not always be available.

Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

The Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Fund) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Fund also may meet redemption requests through overdrafts at the Fund’s custodian, by borrowing under a credit agreement to which the Fund is a party or by borrowing from certain other registered investment companies advised by Advisors or TCIM, including the Fund, under an inter-fund lending program maintained by the Fund and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. The Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Institutional Class and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that

76     Prospectus  ■  TIAA-CREF Managed Allocation Fund

provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Institutional Class and Retail Class shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements.

Over the Internet: With TIAA’s Web Center, Institutional Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Retail Class shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in the Retail Class shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Institutional Class and Retirement Class shares through an Employee Benefit Plan or other account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Institutional Class and Retail Class shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

By systematic redemption plan: For Retail Class shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund

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will automatically redeem the requested dollar amount or number of shares for Institutional Class and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Retail Class each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank.

If you are a Direct Purchaser of Retail Class shares in the Fund and want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you or you may enroll online through the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Fund can suspend, change or terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Fund or through the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Fund receives your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s or an Underlying Fund’s portfolio (which may consist of either Institutional Class shares of one or more Underlying Funds of the Trust or actual securities held by one or more Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or an Underlying Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

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Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in the Fund and a purchase of shares in another fund or series of the Trust. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Market timing/excessive trading policy—applicable to all investors” below, (ii) imposed by your financial intermediary or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event.

For Direct Purchasers of Institutional Class shares and Retail Class shareholders, an exchange into a fund in which you already own shares must be for at least $1,000 for Institutional Class and $50 for Retail Class and an exchange to a new fund account must meet the account minimums as stated by account type above (i.e., for Retail Class shares, $2,000 per fund account for IRAs or Coverdell accounts and $2,500 per fund account for all other account types, including custodial (UGMA/UTMA) accounts). For Institutional Class and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

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By telephone: If you are a Direct Purchaser of Institutional Class shares, please call your Relationship Manager or 800-223-1200. For Direct Purchasers of Retail Class shares, please call 800-223-1200. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in the Fund and purchases shares in another fund or series of the Trust as specified by the applicable agreement. However, the Fund does not offer systematic exchanges for Direct Purchasers in the Institutional Class shares. In addition, for Retail Class shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Retail Class systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact TIAA. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Fund receives your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Fund can suspend, change or terminate the systematic exchange feature at any time, although the Fund will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which the Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each

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class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Fund reserves the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of the Fund that you currently hold for another class of shares of the same Fund under certain circumstances. Under these circumstances, neither the Fund, Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

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Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Institutional Class or Retirement Class shares through an Eligible Investor, the Eligible Investor, or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Fund before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Fund. By contacting the Fund before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Fund reserves the right,

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without prior notice, to establish a minimum amount required to maintain an account.

• Retirement Class. There is currently no minimum account size for maintaining a Retirement Class account. The Fund reserves the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for the Fund’s account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

Account Maintenance Fee—Retail Class. The Fund charges an annual Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The annual Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Account Maintenance Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

TIAA-CREF Managed Allocation Fund  ■  Prospectus     83

Changing your address.

• Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Fund a written notification.

• Retirement Class. To change the address on an Eligible Investor account, please send the Fund a written notification.

• Retail Class. To change the address on your account, please call the Fund or send the Fund a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Fund may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Advice about your account—Direct Purchasers only. Neither the Fund nor any affiliate of Advisors nor any service provider to the Fund has provided advice, recommendations or suggestions as to any specific investment decision in the Fund. Shareholders are urged to consult their own advisors before making investment-related decisions, including but not limited to those related to transfers

84     Prospectus  ■  TIAA-CREF Managed Allocation Fund

or rollovers from retirement plans, purchases or sales of investments, selection or retention of investment managers, or selection of account beneficiaries.

Customer complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Senior Director, Client Distribution Services.

Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

TIAA Web Center and telephone transactions. The Fund is not liable for losses from unauthorized TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA’s Web Center or by telephone are genuine. The Fund also records telephone instructions and provides written confirmations of such instructions. The Fund accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

Market timing/excessive trading policy—applicable to all investors

There are shareholders who may try to profit from making transactions back and forth among the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60 calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of that Fund, the shareholder will not

TIAA-CREF Managed Allocation Fund  ■  Prospectus     85

be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures may not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or Employee Benefit Plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund. In addition, the market timing policies and procedures may not apply to certain tuition (529) plan programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund.

The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interest, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing activity. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. However, an intermediary’s omnibus accounts, by their nature, do not initially identify their individual investors to the Fund, thereby making it more difficult for the Fund to identify market timing activity by such individual investors. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are

86     Prospectus  ■  TIAA-CREF Managed Allocation Fund

being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

If you invest in the Fund through an intermediary, including through a retirement plan or Employee Benefit Plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this

TIAA-CREF Managed Allocation Fund  ■  Prospectus     87

information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg indices

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar index

©2022 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and the Fund on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of the Fund and the Trust, the Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to the Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

88     Prospectus  ■  TIAA-CREF Managed Allocation Fund

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: Usually called a “junk bond,” a bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default than an investment-grade bond.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

Short-Term Fixed-Income: Fixed-income securities with maturities from less than one year to five years.

TIAA-CREF Managed Allocation Fund  ■  Prospectus     89

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

90     Prospectus  ■  TIAA-CREF Managed Allocation Fund

Financial highlights

The Financial highlights table is intended to help you understand the financial performance of each class of shares of the Fund for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Its report appears in the Fund’s Annual Report, which is available without charge upon request by calling 800-842-2252, by visiting the Fund’s website at www.tiaa.org or by visiting the SEC’s website at www.sec.gov.

TIAA-CREF Managed Allocation Fund  ■  Prospectus     91

Financial highlights

Managed Allocation Fund

		Selected per share data
			Gain (loss) from investment operations
							Less distributions from

	For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments [j]	Total gain (loss) from investment operations	Net investment income	Net realized gains
Institutional Class
	5/31/22	$ 14.46	$ 0.25		$ (1.45)	$ (1.20)	$ (0.44)	$ (1.09)
	5/31/21	12.32	0.23		3.07	3.30	(0.37)	(0.79)
	5/31/20	12.18	0.28		0.58	0.86	(0.28)	(0.44)
	5/31/19	12.89	0.29		(0.29)	0.00 [d]	(0.35)	(0.36)
	5/31/18	12.32	0.27		0.84	1.11	(0.36)	(0.18)

Retirement Class
	5/31/22	14.44	0.21		(1.45)	(1.24)	(0.40)	(1.09)
	5/31/21	12.31	0.20		3.05	3.25	(0.33)	(0.79)
	5/31/20	12.16	0.25		0.59	0.84	(0.25)	(0.44)
	5/31/19	12.87	0.25		(0.28)	(0.03)	(0.32)	(0.36)
	5/31/18	12.31	0.23		0.84	1.07	(0.33)	(0.18)

Retail Class
	5/31/22	14.51	0.22		(1.46)	(1.24)	(0.41)	(1.09)
	5/31/21	12.36	0.20		3.07	3.27	(0.33)	(0.79)
	5/31/20	12.21	0.25		0.59	0.84	(0.25)	(0.44)
	5/31/19	12.92	0.25		(0.28)	(0.03)	(0.32)	(0.36)
	5/31/18	12.35	0.23		0.85	1.08	(0.33)	(0.18)

[a]	Based on average shares outstanding.
[d]	Amount represents less than $0.01 per share.
[e]	The Fund’s expenses do not include the expenses of the Underlying Funds.
[j]	Short-term and long-term capital gain distributions received from the Underlying Funds are presented in net realized and unrealized gain (loss) on total investments for all periods presented.

92     Prospectus  ■  TIAA-CREF Managed Allocation Fund

(concluded)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	Net assets at end of period (in thousands)	Gross expenses	[e]	Net expenses	[e]	Net investment income (loss)	Portfolio turnover rate

$ (1.53)	$ 11.73	(9.45)%	$24,214	0.03%		0.00%		1.84%	23%
(1.16)	14.46	27.52	24,885	0.02		0.00		1.71	42
(0.72)	12.32	7.09	16,997	0.03		0.00		2.21	27
(0.71)	12.18	0.40	18,320	0.03		0.00		2.34	20
(0.54)	12.89	9.04	17,468	0.03		0.00		2.09	12

(1.49)	11.71	(9.70)	73,347	0.28		0.25		1.56	23
(1.12)	14.44	27.15	88,693	0.27		0.25		1.48	42
(0.69)	12.31	6.91	70,404	0.28		0.25		1.98	27
(0.68)	12.16	0.14	70,068	0.28		0.25		2.03	20
(0.51)	12.87	8.70	72,981	0.28		0.25		1.83	12

(1.50)	11.77	(9.69)	790,563	0.31		0.23		1.59	23
(1.12)	14.51	27.20	918,856	0.31		0.25		1.48	42
(0.69)	12.36	6.87	750,844	0.32		0.25		1.97	27
(0.68)	12.21	0.14	745,328	0.32		0.25		2.00	20
(0.51)	12.92	8.75	779,099	0.31		0.25		1.83	12

TIAA-CREF Managed Allocation Fund  ■  Prospectus     93

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For more information about TIAA-CREF Funds

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated May 31, 2022 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:

www.tiaa.org

The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Fund may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Fund toll-free or write to the Fund as follows:

By telephone:

Call 877-518-9161

In writing:

TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, Social Security number and other information that will allow the Fund to identify you, such as your home telephone number. Until you provide the Fund with the information it needs, the Fund may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A11948 (10/22)

TIAA-CREF Funds	Statement of Additional Information

TIAA-CREF Funds
Funds-of-Funds

OCTOBER 1, 2022

Tickers
	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Lifecycle Funds
Lifecycle Retirement Income Fund	TLRIX	TLRHX	TPILX	TLIRX	TLRRX
Lifecycle 2010 Fund	TCTIX	TCLHX	TCTPX	TCLEX	—
Lifecycle 2015 Fund	TCNIX	TCNHX	TCFPX	TCLIX	—
Lifecycle 2020 Fund	TCWIX	TCWHX	TCWPX	TCLTX	—
Lifecycle 2025 Fund	TCYIX	TCQHX	TCQPX	TCLFX	—
Lifecycle 2030 Fund	TCRIX	TCHHX	TCHPX	TCLNX	—
Lifecycle 2035 Fund	TCIIX	TCYHX	TCYPX	TCLRX	—
Lifecycle 2040 Fund	TCOIX	TCZHX	TCZPX	TCLOX	—
Lifecycle 2045 Fund	TTFIX	TTFHX	TTFPX	TTFRX	—
Lifecycle 2050 Fund	TFTIX	TFTHX	TCLPX	TLFRX	—
Lifecycle 2055 Fund	TTRIX	TTRHX	TTRPX	TTRLX	—
Lifecycle 2060 Fund	TLXNX	TLXHX	TLXPX	TLXRX	—
Lifecycle 2065 Fund	TSFTX	TSFHX	TSFPX	TSFRX	—

Lifecycle Index Funds
Lifecycle Index Retirement Income Fund	TRILX	TLIHX	TLIPX	TRCIX	—
Lifecycle Index 2010 Fund	TLTIX	TLTHX	TLTPX	TLTRX	—
Lifecycle Index 2015 Fund	TLFIX	TLFAX	TLFPX	TLGRX	—
Lifecycle Index 2020 Fund	TLWIX	TLWHX	TLWPX	TLWRX	—
Lifecycle Index 2025 Fund	TLQIX	TLQHX	TLVPX	TLQRX	—
Lifecycle Index 2030 Fund	TLHIX	TLHHX	TLHPX	TLHRX	—
Lifecycle Index 2035 Fund	TLYIX	TLYHX	TLYPX	TLYRX	—
Lifecycle Index 2040 Fund	TLZIX	TLZHX	TLPRX	TLZRX	—
Lifecycle Index 2045 Fund	TLXIX	TLMHX	TLMPX	TLMRX	—
Lifecycle Index 2050 Fund	TLLIX	TLLHX	TLLPX	TLLRX	—
Lifecycle Index 2055 Fund	TTIIX	TTIHX	TTIPX	TTIRX	—
Lifecycle Index 2060 Fund	TVIIX	TVIHX	TVIPX	TVITX	—
Lifecycle Index 2065 Fund	TFITX	TFIHX	TFIPX	TFIRX	—

Lifestyle Funds
Lifestyle Income Fund	TSITX	TSIHX	TSIPX	TLSRX	TSILX
Lifestyle Conservative Fund	TCSIX	TLSHX	TLSPX	TSCTX	TSCLX
Lifestyle Moderate Fund	TSIMX	TSMHX	TSMPX	TSMTX	TSMLX
Lifestyle Growth Fund	TSGGX	TSGHX	TSGPX	TSGRX	TSGLX
Lifestyle Aggressive Growth Fund	TSAIX	TSAHX	TSAPX	TSARX	TSALX

Managed Allocation Fund
Managed Allocation Fund	TIMIX	—	—	TITRX	TIMRX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the above listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of each prospectus issued and filed by the above-referenced Funds on or after October 1, 2022 (each, a “Prospectus”).

The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017–3206 or by calling 877-518-9161.

This SAI describes 32 Funds: thirteen Lifecycle Funds, thirteen Lifecycle Index Funds, five Lifestyle Funds and the Managed Allocation Fund. Each Fund may offer up to five share classes: Institutional Class, Advisor Class, Premier Class, Retirement Class and Retail Class.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The Funds’ audited financial statements for the fiscal year ended May 31, 2022 are incorporated into this SAI by reference to the TIAA-CREF Funds-of-Funds Annual Reports for that year to shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling 877-518-9161.

Investment objectives, policies, restrictions and risks 4

Disclosure of portfolio holdings 39

Management of the Trust 41

Proxy voting policies 49

Principal holders of securities 50

Investment advisory and other services 67

Underwriter and other service providers 71

Personal trading policy 72

Information about the Funds’ portfolio management 72

About the Trust and the shares 75 Pricing of shares 82 Tax status 84 Brokerage allocation 89 Legal matters 92 Experts 92 Financial statements 92 Appendix A: Nuveen proxy voting policies 93

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     3

Investment objectives, policies, restrictions and risks

The investment objectives and policies of each Fund are discussed in their respective Prospectuses. Because each Fund invests in either Class W shares (for the Lifecycle Funds and Lifecycle Index Funds) or Institutional Class shares (for the Lifestyle Funds and the Managed Allocation Fund) of other funds of the Trust and potentially in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Funds’ investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (the “Underlying Funds”), investors in each Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectuses of the Funds as well as the prospectuses of the Underlying Funds of the Trust described in this SAI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund has qualified and intends to continue to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

Fundamental policies

The following restrictions are fundamental policies of each Fund:

1.  The Fund will not issue senior securities except as permitted by law.

2.  The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.  The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.  The Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.

5.  The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.  The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.  The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.  The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). With respect to investment restriction number 8, each Fund may invest more than 25% of its assets in any one Underlying Fund. For concentration purposes, each Fund will look through to the holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, none of the Funds nor any of the Underlying Funds, other than the TIAA-CREF Real Estate Securities Fund and the privately offered TIAA-CREF Real Property Fund LP, concentrates, or intends to concentrate, its investments in a particular industry.

The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:

9. The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or hold more than 10% of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of the Managed Allocation Fund:

10. The Fund will not invest in securities other than securities of other registered investment companies or other permissible investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

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With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders. Since each Fund will invest primarily in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds (other than TIAA-CREF Real Property Fund LP (the “Real Property Fund”) unless specifically noted below) in which the Funds invest. References to “Advisors” in the investment policies listed below may refer to Advisors or another investment adviser or sub-adviser of an Underlying Fund.

Non-Equity Investments of the Equity and Real Estate Securities Underlying Funds. The equity Underlying Funds (the “Equity Funds”) and the TIAA-CREF Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as held by money market funds, as well as other short-term instruments. These other instruments are the same type of instruments a money market fund may hold, but they have longer maturities than the instruments allowed in money market funds, or otherwise do not meet the requirements for “Eligible Securities” (as defined in Rule 2a-7 under the 1940 Act).

When market conditions warrant, the Equity Funds and the TIAA-CREF Real Estate Securities Fund may invest directly in investment-grade debt securities similar to those the TIAA-CREF Core Bond Fund may invest in. The Equity Funds and the TIAA-CREF Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the TIAA-CREF Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Underlying Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. The Underlying Funds may take temporary defensive positions. During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund or an Underlying Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, and/or the TIAA-CREF Money Market Fund (the “Money Market Fund”), or (2) restrict the securities markets in which the Fund’s or the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s or the Underlying Fund’s investment objective and policies. Under normal circumstances, each Fund and Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s or Underlying Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund or an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact the Fund’s or Underlying Fund’s performance.

Credit Facility and Inter-Fund Borrowing and Lending. Many of the Underlying Funds of the Trust and the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds and Underlying Funds of the Trust. Interest associated with any borrowing under the credit facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest. The Nuveen Dividend Value Fund, Nuveen Dividend Growth Fund and Nuveen International Growth Fund (the “Nuveen Mutual Funds”) participate in a separate credit facility than the Underlying Funds of the Trust and the Funds.

If an Underlying Fund or a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Underlying Fund or a Fund to special risks, including greater fluctuations in net asset value (“NAV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the Funds to participate in an inter-fund lending facility whereby the participating Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCLF and VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in the Inter-Fund Program, and each such account or series is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is

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subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). The Board has approved the Funds’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The Nuveen Mutual Funds participate in a separate inter-fund lending facility than the Underlying Funds of the Trust and the Funds.

Additional Risks Resulting From Market or Other Events and Government Intervention in Financial Markets. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s or an Underlying Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund or an Underlying Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s or an Underlying Fund’s service providers, including Advisors, rely, and could otherwise disrupt the ability of employees of a Fund’s or an Underlying Fund’s service providers to perform essential tasks on behalf of a Fund or an Underlying Fund.

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and related variants has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the Funds or the Underlying Funds hold, and may adversely affect the Funds’ or Underlying Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of COVID-19 or other infectious illness outbreaks, epidemics or pandemics that may arise in the future could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital

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infusions into companies, new monetary programs and dramatically lowering of interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provided approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provided for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect a Fund’s and an Underlying Fund’s investments. During periods when interest rates are low (or negative), a Fund’s or an Underlying Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. A Fund or an Underlying Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund or Underlying Fund performance to the extent a Fund or an Underlying Fund is exposed to such interest rates and/or volatility.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of a Fund and/or an Underlying Fund, the issuers thereof or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates). It is unclear whether such calls for change will continue due to the COVID-19 outbreak, or whether additional or different calls for change will arise due to the COVID-19 outbreak. Legislation or regulation may also change the way in which the Funds and the Underlying Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s or an Underlying Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s and an Underlying Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund and an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. Advisors will monitor developments and seek to manage each Fund and Underlying Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s or an Underlying Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which an Underlying Fund invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect a Fund’s or an Underlying Fund’s investments. In the event of such a disturbance, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Investors should be aware that current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world significantly heighten the risks identified below compared to normal conditions and therefore subject a Fund or an Underlying Fund’s investments and a shareholder’s investment in a Fund or an Underlying Fund to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Illiquid Investments. The Funds and the Underlying Funds of the Trust have implemented a written liquidity risk management program (the “Liquidity Risk Program”), as required by applicable SEC regulation, reasonably designed to assess and manage the Funds’ and Underlying Funds’ liquidity risk. As a result of its designation as the Liquidity Risk Program administrator by the Board, Advisors is also responsible for determining the liquidity of investments held by each Fund and Underlying Fund of the Trust. The Nuveen Mutual Funds and Nuveen Growth Opportunities ETF (collectively, the “Nuveen Funds”) are subject to an analogous liquidity risk management program. Each Fund and Underlying Fund (except the Money Market Fund) may invest up to 15% of its net assets (5% of total assets in the case of the Money Market Fund), measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried.

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Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds or Underlying Funds to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. Each Fund and Underlying Fund (except the Money Market Fund) may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for a Fund or an Underlying Fund to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require a Fund or an Underlying Fund to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact a Fund’s or an Underlying Fund’s performance. The regulations adopted by the SEC may limit a Fund or an Underlying Fund’s ability to invest in illiquid investments, which may adversely affect a Fund’s or an Underlying Fund’s performance and ability to achieve its investment objective.

Restricted Securities. The Funds and certain Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the Funds’ and Underlying Funds’ Liquidity Risk Program. However, purchases by a Fund or an Underlying Fund of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted. The Board of Trustees of the Funds and Underlying Funds of the Trust has designated Advisors to determine the value and liquidity of restricted securities and other investments held by each Fund and Underlying Fund of the Trust.

Preferred Stock. Some Underlying Funds can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Small and Medium Capitalization Companies. Some Underlying Funds may invest in common stocks of issuers with small or medium market capitalizations. An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Initial Public Offerings (“IPOs”). Some Underlying Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on an Underlying Fund with a small asset base. The impact of IPOs on an Underlying Fund’s performance likely will decrease as the Underlying Fund’s asset size increases. IPOs may not be consistently available to an Underlying Fund for investing, particularly as the Underlying Fund’s asset base grows. Because IPO shares frequently are volatile in price, an Underlying Fund may hold IPO shares for a very short period of time. This may increase the portfolio turnover of an Underlying Fund and may lead to increased expenses for the Underlying Fund, such as commissions and transaction costs. By selling shares, an Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including an Underlying Fund) can be affected by substantial dilution in the value of the IPO issuer’s shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

An Underlying Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Options and Futures. Some of the Underlying Funds may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Underlying Funds may use options and futures contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs;

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(vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Underlying Fund’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Underlying Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Underlying Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by an Underlying Fund, the Underlying Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

An Underlying Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by an Underlying Fund, the Underlying Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of an Underlying Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, certain Underlying Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging

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techniques using financial futures is to protect the principal value of the Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate an Underlying Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate an Underlying Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Underlying Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Underlying Funds’ securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a futures contract. Initially, an Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to an Underlying Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when the Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of an Underlying Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Underlying Fund’s portfolio securities or instruments sought to be hedged.

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Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of an Underlying Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

Certain Underlying Funds may also use futures contracts, options on futures contracts and swaps as hedging techniques, to manage their cash flow more effectively and to seek to increase total return and the Funds may directly engage in certain derivatives strategies. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit Advisors to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to the Funds and the Underlying Funds of the Trust. Advisors has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator with regard to the Funds and the Underlying Funds of the Trust. A similar exclusion has been claimed on behalf of the Nuveen Funds. If the exclusion becomes unavailable, a Fund or an Underlying Fund may incur additional expenses.

Use of Options and Futures by the Funds. Each of the Funds may directly engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the CFTC. The Funds may use options and futures strategies for cash management, efficient portfolio management and other purposes. The Funds may also use options for purposes such as rebalancing and tactical asset allocation. Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with a Fund’s investment objective. The terms and risks of such instruments are provided in more detail under the sections above.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. Some Underlying Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, an Underlying Fund may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Underlying Funds may invest in asset-backed securities on a delayed delivery basis. This reduces an Underlying Fund’s risk of early repayment of principal, but exposes the Underlying Fund to some additional risk that the transaction will not be consummated.

When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that will require the Underlying Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Underlying Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Underlying Funds and impose added operational complexity.

Participatory Notes. Some of the Underlying Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to

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reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the participatory notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with an Underlying Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and an Underlying Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Master Limited Partnerships. Some of the Underlying Funds may invest in equity securities issued by master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

There are certain tax risks associated with investments in MLPs. The benefit derived from an investment in an MLP is largely dependent on the MLP being treated as a partnership for federal income tax purposes. A change to current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes. If an MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income. This would reduce the amount of cash available for distribution by the MLP, which could result in a reduction of the value of an Underlying Fund’s investment in the MLP and lower income to the Underlying Fund. Additionally, since MLPs generally conduct business in multiple states, an Underlying Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact an Underlying Fund’s return on its investment in MLPs.

Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions, and MLPs may have limited financial resources. Securities of MLPs may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than common shares of larger or more broadly based companies. An Underlying Fund’s investment in MLPs also subjects the Underlying Fund to the risks associated with the specific industry or industries in which the MLP invests. MLPs are generally considered interest rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. A portion of any gain or loss recognized by an Underlying Fund on a disposition of an MLP equity security may be separately computed and taxed as ordinary income or loss under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.

Short Sales Against the Box. Some of the Underlying Funds may engage in “short sales against the box” if their portfolio managers believe that the price of a particular security held by the Underlying Fund may decline in order to hedge the unrealized gain on such security. Selling short against the box involves selling a security which an Underlying Fund owns for delivery at a specified date in the future. An Underlying Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, an Underlying Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Underlying Fund might “sell short” the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, an Underlying Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. An Underlying Fund may also be required to pay a premium for short sales which would partially offset any gain.

Royalty Trust. Some of the Underlying Funds may invest in publicly traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

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Private Investments in Public Equity. Some of the Underlying Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and an Underlying Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Special Purpose Acquisition Companies. Some of the Underlying Funds may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. An Underlying Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPES offering. See “Private Investments in Public Equity” above for information about PIPES offerings.

Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which an Underlying Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs such as an Underlying Fund may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The private companies that SPACs acquire are often unseasoned and lack a trading history, a track record of reporting to investors and widely available research coverage. Securities of SPAC-derived companies are thus subject to extreme price volatility and speculative trading. In addition, the ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing even greater price volatility and possible downward pressure during the time that locked-up shares are released.

Debt instruments generally

A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative, and during such periods, an Underlying Fund may not be able to maintain a positive yield or yields on par with historical levels. Risks associated with rising interest rates are heightened given that the Fed has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. Changes in interest rates, among other factors, may also adversely affect the liquidity of an Underlying Fund’s fixed-income investments.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

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Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Underlying Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. These events will not require the sale of the securities by an Underlying Fund. However, Advisors will consider the event in its determination of whether the Underlying Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Underlying Funds’ investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Underlying Fund.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including its first pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Underlying Funds. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Underlying Funds.

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Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Underlying Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the TIAA-CREF High-Yield Fund invests at least 80% of its net assets in below-investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Underlying Fund’s NAV. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by an Underlying Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than would be the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Certain Underlying Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Underlying Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

Certain Underlying Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Underlying Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is

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necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Although most of the Underlying Funds can invest a percentage of their assets in lower-rated securities, the TIAA-CREF High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the TIAA-CREF High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the TIAA-CREF High-Yield Fund.

Corporate Debt Securities. Some Underlying Funds may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Underlying Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Underlying Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Underlying Fund otherwise would not have done so. To the extent an Underlying Fund is required to liquidate thinly traded securities, the Underlying Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Underlying Fund to pay distributions, the Underlying Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Underlying Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

Some Underlying Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. The United Kingdom’s (“UK”) Financial Conduct Authority (“FCA”) had originally announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicated that it would be possible that certain LIBOR tenors (maturities) could, and certain LIBOR tenors would in fact, continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. In addition, certain regulated entities have ceased entering into most new LIBOR contracts in

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connection with regulatory prohibitions or supervisory guidance. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on an Underlying Fund or on certain instruments in which an Underlying Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, as of the date of this SAI, it is not possible to predict the effect of the establishment of any replacement rates or any other reforms to LIBOR. An Underlying Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by an Underlying Fund or a reduction in the effectiveness of related Underlying Fund transactions such as hedges. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have. Any such effects, as well as other unforeseen effects, could result in losses to an Underlying Fund.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. Some Underlying Funds may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, have lower overall liquidity and be more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

Certain Underlying Funds may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation

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rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. In a negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. To the extent an Underlying Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Underlying Fund would generate a negative return on that investment.

A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets, rules-based investment strategies, capital preservation, reduced volatility, or decreased investment opportunities. During periods of negative interest rates, it is expected that investors may seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including an Underlying Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit an Underlying Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

Following an extended period during which interest rates in the United States and many parts of the world were maintained at historically low levels (and certain European countries and Japan have pursued negative interest rates), the Fed has begun to sharply raise interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity. In a rising interest rate environment, the Underlying Funds face a heightened level of interest rate risk. For additional information regarding interest rate risk, see the other interest rate risk factors described in “Debt instruments generally” above.

Convertible Securities. Certain of the Underlying Funds may invest in convertible securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by an Underlying Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Underlying Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen an Underlying Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment-grade and are subject to the risks of high-yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in an Underlying Fund losing a portion or all of its investment in such securities. In addition, an Underlying Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that an Underlying Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage Pass-Through Securities. Some of the Underlying Funds may invest in mortgage pass-through securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and

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principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Underlying Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Under the direction of FHFA, GNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of FNMA and FHLMC certificates. The Single Security Initiative launched in June 2019, and is intended to maximize liquidity for both FNMA and FHLMC mortgage-backed securities in the TBA market. While the initial effects of the issuance of a uniform Mortgage-Backed Security on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Underlying Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The

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ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Underlying Funds may enter into mortgage “dollar rolls” in which the Underlying Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, an Underlying Fund could receive securities with investment characteristics that are different than those originally sold by the Underlying Fund, which may adversely affect the sensitivity of the Underlying Fund to changes in interest rates.

Other investment policies

Securities Lending. Subject to the Underlying Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Underlying Fund may lend its securities. The Underlying Funds of the Trust may lend their securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. Any borrower of an Underlying Fund’s portfolio securities must maintain acceptable collateral, marked to market daily, with the Underlying Fund’s custodian (or a sub-custodian or a special “tri-party” custodian). In connection with the lending of its securities, an Underlying Fund of the Trust will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by an Underlying Fund of the Trust will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. During the term of the loan, an Underlying Fund of the Trust will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Underlying Fund may lose money as a result of the investment of such collateral. In addition, an Underlying Fund of the Trust could suffer a loss if the loan terminates and the Underlying Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, an Underlying Fund of the Trust will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Underlying Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Underlying Fund of the Trust. Such loans will be terminable by the Underlying Fund of the Trust at any time and will not be made to affiliates of TIAA. An Underlying Fund of the Trust may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Underlying Fund of the Trust may pay reasonable fees to persons unaffiliated with the Underlying Fund for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, an Underlying Fund of the Trust bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Underlying Fund. An Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Underlying Fund

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of the Trust if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by an Underlying Fund of the Trust for securities loaned out by the Underlying Fund will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

The Nuveen Funds may lend their securities through a separate securities lending program whose terms differ from those of the program of the Underlying Funds of the Trust. Each Agent is authorized to engage a third-party bank as a special “tri-party” custodian for securities lending activities and enter into a separate custodian undertaking with each applicable borrower under the Underlying Funds’ of the Trust securities lending program.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of an Underlying Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Underlying Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact an Underlying Fund’s credit and counterparty risks.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles certain Underlying Funds can use to manage cash balances effectively. In a repurchase agreement, the Underlying Fund buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Underlying Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Fed, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Underlying Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Some of the Underlying Funds may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Underlying Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Underlying Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an

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Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Underlying Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of an Underlying Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Underlying Fund to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in an Underlying Fund and its counterparties posting higher amounts for uncleared swaps.

In addition to other swap transactions certain Underlying Funds (including the TIAA-CREF Quant International Equity Fund) may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable an Underlying Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, an Underlying Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, an Underlying Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Underlying Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Underlying Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Underlying Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Underlying Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on an Underlying Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Underlying Fund’s financial risk. No Underlying Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. Certain Underlying Funds may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Underlying Fund, to manage their cash flow more efficiently and to seek to increase total return.

Derivatives and Other Similar Instruments. Under Rule 18f-4, a registered investment company’s derivatives exposure is limited through a value-at-risk test and the Rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Rule 18f-4 could limit a Fund’s or an Underlying Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund or Underlying Fund.

Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company.

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These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund or Underlying Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When a Fund or Underlying Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, such Fund’s or Underlying Funds’ ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s or Underlying Funds’ assets. Each Fund is required to comply with Rule 12d1-4. Complying with the requirements of Rule 12d1-4 may adversely impact a Fund’s investment strategies and operations, as well as those of the Underlying Funds in which the Fund invests.

Note that any Fund or Underlying Fund that serves as an underlying fund investment for an affiliated fund of funds (such as the Lifecycle Funds, the Lifecycle Index Funds, the Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, a Fund or an Underlying Fund may invest in other investment companies, which may include ETFs, for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund or an Underlying Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund or an Underlying Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund or an Underlying Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund or an Underlying Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund or Underlying Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund or an Underlying Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund or an Underlying Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund or an Underlying Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund or an Underlying Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund or an Underlying Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by a Fund or an Underlying Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more

24     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental policies” above.

Money Market Fund Regulatory Risk. The SEC and other government agencies continue to review the regulation of money market funds and may implement certain regulatory changes in the future. These and other legal or regulatory changes may negatively impact the Underlying Funds. For example, in December 2021, the SEC proposed amendments to Rule 2a-7, which governs money market funds. If the proposed amendments are adopted, all money market funds would (i) be required to hold a higher percentage of their portfolio in liquid assets; (ii) be subject to additional reporting requirements; and (iii) be restricted from implementing redemption fees or suspensions on redemptions except in limited circumstances. Government money market funds and retail money market funds could be prohibited from engaging in certain practices in order to maintain a stable NAV. A money market fund that is not a government or retail money market fund would be required to implement certain pricing mechanisms that could create operational challenges and additional costs, and may result in volatility in its NAV. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of an Underlying Fund.

Currency transactions

The value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Fund may incur costs in connection with conversions between various currencies. To manage the impact of such factors on NAVs, certain Underlying Funds may engage in foreign currency transactions in connection with their investments in foreign securities.

The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Although such transactions tend to minimize the risk of loss due to a decline in the value of a hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Some of the Underlying Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Underlying Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

Some of the Underlying Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to rollover the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

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Real estate securities

As described more fully in the Prospectuses, certain Funds may invest in the TIAA-CREF Real Estate Securities Fund. The TIAA-CREF Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). Certain other Underlying Funds may also invest in REITs and other real estate-related securities. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The TIAA-CREF Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the TIAA-CREF Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the TIAA-CREF Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The TIAA-CREF Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to local, regional, national and global economic conditions, the availability of and economic cost associated with financing properties, overbuilding and increased competition, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, overconcentration of properties by geography, sector or tenant mix, changes in zoning laws, casualty or condemnation losses, limitations on rents, tenant defaults, changes in neighborhood values or the appeal of properties to tenants, fluctuation in property values due to geographically specific health issues, leveraging of interests in real estate, uninsured losses at properties due to terrorism, natural disasters or acts of violence, and costs resulting from the cleanup of environmental problems (collectively “Direct Real Estate Ownership Risks”).

REIT-Related Risks. REITs will generally not be liable for federal corporate income taxes as long as they continue to distribute no less than 100% of their taxable income, and meet certain Code requirements. To maintain REIT status, a REIT must distribute at least 90% of its taxable income each year and satisfy certain asset diversification and income tests.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Moreover, changes in consumer behavior that affect the use of commercial spaces could negatively impact the value of properties underlying certain REITs. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment discussed above, or failing to meet other applicable regulatory requirements. The value of a REIT may be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, an Underlying Fund runs the risk that it will sell them at an inopportune time.

Exposure to direct real estate

As described in the Lifecycle Funds Prospectuses, each Lifecycle Fund may gain exposure to direct real estate through direct or indirect investment in one or more limited partnerships and/or REITs that are managed by Advisors or its affiliate (each, a “Direct Real Estate Underlying Fund”). The Lifecycle Funds have obtained exemptive relief from the SEC to permit investment in affiliated Direct Real Estate Underlying Funds. To the extent a Lifecycle Fund invests in a Direct Real Estate Underlying Fund, the Fund would be exposed to the risks of such Direct Real Estate Underlying Fund in direct proportion to the amount of assets the

26     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund allocates to such Direct Real Estate Underlying Fund. More specifically, each Lifecycle Fund, through its investment in one or more Direct Real Estate Underlying Funds, would be subject to the risks associated with acquiring and owning real estate including the Direct Real Estate Ownership Risks explained above in the “Real estate securities” section.

In addition to the risks of acquiring and owning real estate, each Lifecycle Fund, through its investment in one or more Direct Real Estate Underlying Funds, would be subject to the risks associated with selling real estate including, among others, that the sales price may differ, perhaps significantly, from its estimated or appraised value leading to losses or reduced profits, that the Direct Real Estate Underlying Fund might not be able to sell a property at a particular time for a price which Advisors believes represents its fair or full value, the availability of financing (for potential purchasers of the properties to be sold), disruptions in the credit and capital markets, and that the Direct Real Estate Underlying Fund may be required to make significant expenditures before it is able to market and/or sell a property.

The Lifecycle Funds are also subject to certain valuation risks associated with an investment in Direct Real Estate Underlying Funds because the valuation of real property involves significant judgment and is based on appraisals, which are estimates of property values based on a professional’s opinion and may not be accurate predictors of the amount a Direct Real Estate Underlying Fund would receive in a sale. Appraisals can be subjective and can rely on a variety of assumptions in the local real estate market in which the property is located, demonstrating that the value of real property is highly susceptible to even minor market shifts. For example, if there has been a lack of transaction activity in a particular market, prices for comparable real estate may be more volatile than in a market with more frequent transactions. The valuation difficulties associated with real property in general, combined with the challenges of valuing private REITs, could result in a gap between the realizable value of real property and the fair value of such real property.

A Lifecycle Fund’s direct or indirect investment in a Direct Real Estate Underlying Fund operating as a REIT is subject to the REIT-Related Risks identified in the “Real estate securities” section above. Because private REITs are not traded on a national securities exchange, such products may be generally illiquid, reducing the ability of a Direct Real Estate Underlying Fund to redeem its investment in a REIT early. Also, private REITs are harder to value and may bear higher fees than public REITs.

The Direct Real Estate Underlying Funds are not registered as investment companies under the 1940 Act. As a result, in addition to the risks associated with a Direct Real Estate Underlying Fund’s portfolio holdings, the Lifecycle Funds would also be subject to risks related to investment in private investment funds including, but not limited to, the absence of regulatory oversight and a secondary market for Direct Real Estate Underlying Fund shares or interests, restrictions on the transfer or sale of Direct Real Estate Underlying Fund shares or interests by the Lifecycle Fund, and the absence of protections typically afforded to investors when purchasing securities registered under the 1933 Act or any state or other U.S. or non-U.S. securities laws. When a Lifecycle Fund invests in a Direct Real Estate Underlying Fund, it bears a proportionate share of the fees and expenses borne by the Direct Real Estate Underlying Fund in which it invests.

Foreign investments

As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain of the Underlying Funds (but especially the TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Social Choice International Equity Fund and Nuveen International Growth Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. These are also discussed in the Underlying Funds’ Statements of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Underlying Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Underlying Fund’s portfolio and the Underlying Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Underlying Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Underlying Funds endeavor to achieve the most favorable net results on their portfolio transactions.

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Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Underlying Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Underlying Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging market countries) and increase the cost and expenses of Underlying Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Underlying Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Underlying Funds’ shareholders, including the Funds.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the TIAA-CREF Emerging Markets Equity Fund and TIAA-CREF Emerging Markets Equity Index Fund primarily invest in emerging market securities, but other Underlying Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect an Underlying Fund’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events as well as armed conflicts in these countries; (ix) restrictions that may make it difficult or impossible for the Underlying Fund to vote

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proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance.

In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which an Underlying Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the NAV of an Underlying Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of an Underlying Fund’s shares to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (“USMCA”) has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada’s economic outlook and the value of an Underlying Fund’s investments in Canada. Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

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While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of an Underlying Fund’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU’s economy is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bailout by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008–2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. On January 31, 2020, the UK withdrew from the EU. Negotiators representing the UK and EU signed a trade agreement on December 30, 2020 on the terms governing certain aspects of the EU’s and UK’s relationship, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA became effective May 1, 2021 and many aspects of the UK-EU trade relationship remain subject to further negotiation. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, and the framework will likely continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. It is not possible to anticipate the longer term impact to the economic, legal, political, regulatory and social framework that will result from any agreements between the UK and the EU. The effects will depend, in part, on whether the UK is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. In addition, such agreements may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

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The impact of the UK’s withdrawal on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK’s withdrawal from the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union and may cause additional market disruption globally and introduce new legal and regulatory uncertainties. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The UK’s withdrawal could result in lower growth for companies in the UK, EU and globally, which could have an adverse effect on the value of an Underlying Fund’s investments. An Underlying Fund may make investments in the UK (during the transition period and afterwards), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Any or all of these challenges may affect the value of an Underlying Fund’s investments economically tied to the UK or EU and may have an adverse effect on the Underlying Fund’s performance. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures. In February 2022, Russia launched a large-scale invasion of Ukraine. While the extent and duration of the military action, resulting sanctions, and resulting market disruptions, including declines in Russia’s stock market and the value of the ruble against the U.S. dollar, in the region are impossible to predict, Russia’s military actions have caused severe damage to Ukraine’s infrastructure, substantially disrupted its economy, and led to a significant humanitarian crisis. As a result, the value and liquidity of securities issued by Ukrainian companies has been adversely affected. In response to the events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the Russian invasion of Ukraine and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Investment in Saudi Arabia. The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. Investments in Saudi Arabia are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.

Saudi Arabian issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.

The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect an Underlying Fund. An Underlying Fund may be unable to obtain or maintain the required licenses, which would affect the Underlying Fund’s ability to buy and sell securities at full value. Additionally, an Underlying Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi

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Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact an Underlying Fund.

An Underlying Fund’s ability to invest in Saudi Arabian securities depends on the ability of Advisors’ and/or the Underlying Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, an Underlying Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of Advisors’ or an Underlying Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Underlying Fund.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that an Underlying Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Underlying Fund to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, imposed economic sanctions, which can consist of, among other things, prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions in response to recent military actions. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payment systems that facilitate cross-border payments, could limit or prevent an Underlying Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Underlying Fund’s liquidity and performance. Sanctions could also result in Russia taking countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which an Underlying Fund invests. The Russian military action, as well as the resulting sanctions and negative consumer and investor sentiment, could have a severe negative and long-term impact on Russia’s economy. The scope and magnitude of the sanctions and negative sentiment could make it difficult for Russia’s economy to recover even if the sanctions were to be lifted.

The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair an Underlying Fund’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial instruments as needed to meet shareholder redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities. Such retaliatory measures

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include prohibiting individuals and companies from sanctioned countries from obtaining loans, transferring securities, and engaging in certain foreign currency transactions. Additional retaliatory sanctions may be imposed in the future. The impact that sanctions and counter measures have are highly uncertain at this time. These and any related events could have a significant impact on Underlying Fund performance and the value of Underlying Fund investments.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn and the effects of the COVID-19 pandemic weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements.

For example, USMCA has facilitated economic and financial integration among the United States, Canada and Mexico. However, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico’s outlook and the value of an Underlying Fund’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic.

Most Latin American countries have experienced, at one time or another, and including for some, recently, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the Fed continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading

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partners. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is susceptible to natural disasters such as earthquakes and tsunamis, and an Underlying Fund’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions. There are special risks associated with investments in Japan, including foreign trade policy, regional economic disruption, government debt, aging and shrinking of the population, an uncertain financial sector, economic, political or social instability, low domestic consumption and certain corporate structural weaknesses.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on an Underlying Fund’s investments in the region. An Underlying Fund’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure or other developing market Asian countries, an Underlying Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, including but not limited to the PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program based on recent PRC regulatory developments), there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict an Underlying Fund’s ability to pursue its investment objective or strategies, may result in fewer investment opportunities for an Underlying Fund and may have an adverse impact on the investment performance of an Underlying Fund.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Including those risks associated with investing in emerging markets, an Underlying

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Fund’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) the fact that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted and an Underlying Fund may be forced to sell such restricted security and incur a loss as a result. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an Underlying Fund’s investment in either the PRC or Taiwan. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to an Underlying Fund’s investment in the PRC or Hong Kong.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, which is a market access program through which PRC investments are made available, or through investments in companies listed on exchanges outside of the PRC that provide exposure to companies that are based or operated in the PRC, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant regulations have recently been revised to relax regulatory restrictions on the onshore capital management by FIIs (including but not limited to removing the investment quota limit and simplifying routine repatriation of investment proceeds), it is a new development and is therefore subject to uncertainties as to whether and how it will be implemented in practice, especially at this early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Underlying Fund investing in PRC securities via FII program) to comply with PRC disclosure of interests rules and make the required disclosure on behalf of such underlying investors. As a result of PRC regulatory requirements, an Underlying Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for an Underlying Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of an Underlying Fund’s investments.

The PRC has historically been prone to natural or human disasters such as droughts, floods, pandemics, epidemics, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. An Underlying Fund’s investment in the PRC is, therefore, subject to the risk of such events.

In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a variable interest entity (“VIE”) structure, also could face delisting or other ramifications for failure to meet the requirements of the listing exchange, the SEC, the Public Company Accounting Oversight Board or other United States regulators, which could adversely affect the liquidity or value of the securities and have negative implications for U.S. investors and result in significant investment losses.

Variable Interest Entities. An Underlying Fund may invest in companies based or operated in the PRC by investing through legal structures known as VIEs. Certain PRC companies have used VIEs in order to facilitate foreign investment without distributing ownership of the PRC-based companies primarily due to the PRC governmental restrictions on non-PRC ownership of companies in certain industries and sectors. In such cases, the PRC-based operating company typically establishes an offshore company in another jurisdiction, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements, and other exclusive services or business cooperation agreements) with the PRC-based operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the PRC-based operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as an Underlying Fund. This arrangement allows non-PRC investors to hold stock in the offshore company, rather than the PRC-based operating company, to obtain economic exposure without direct equity ownership.

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VIE structures are longstanding and well known to officials and regulators in the PRC. However, VIEs are not formally recognized under PRC law. Intervention by the PRC government with respect to VIEs could significantly affect the PRC operating company’s performance and the enforceability of the VIE’s contractual arrangements with the PRC company. There is a risk that the PRC may cease to allow VIEs at any time or impose new restrictions on the structure, such as penalties, revocation of business and operating licenses or forfeiture of ownership interests. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, the non-PRC offshore company’s contractual arrangement may be less effective than direct equity ownership, and the company may incur substantial costs to enforce the terms of the arrangements. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in PRC law or practice, a breach of the contractual arrangement between the listed company and VIE, or if any physical instruments are used without authorization (such as PRC chops and seals), the listed company may lose control over the PRC-based operating company, and investments in the listed company’s securities may suffer significant economic losses. Also, the terms of such arrangements may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the non-PRC offshore company and its investors and potentially resulting in significant economic losses with little or no recourse available. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Any of the foregoing risks and events could negatively impact an Underlying Fund’s performance and NAV.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Underlying Funds may invest in eligible renminbi (“RMB”)-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzhen–Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Underlying Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, an Underlying Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, an Underlying Fund invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the China A-Shares issue, which may adversely affect the Underlying Fund’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Once such daily quotas are used up, acceptance of the corresponding buy orders will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. Such quotas, which are subject to change from time to time, may restrict or preclude an Underlying Fund from investing in China A-Shares on a timely basis, which could affect the Underlying Fund’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict an Underlying Fund’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when an Underlying Fund is unable to add to or exit its position, which could adversely affect the Underlying Fund’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect, but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. An Underlying Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Underlying Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. An Underlying Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, an Underlying Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may limit Advisors’ ability to effectively manage an Underlying Fund and may expose

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the Underlying Fund to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

Additionally, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with an Underlying Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China Interbank Bond Market (“CIBM”) through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables Hong Kong and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect an Underlying Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to an Underlying Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as an Underlying Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. An Underlying Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects an Underlying Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Underlying Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, an Underlying Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, an Underlying Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. An Underlying Fund will not benefit from access to Hong Kong investor compensation underlying funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when an Underlying Fund is unable to add to or exit its position and, therefore, may limit the Underlying Fund’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation, guidance and regulatory change. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. An Underlying Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on an Underlying Fund’s performance.

Potential lack of liquidity due to low trading volume of certain Underlying Fund investments in securities through Bond Connect may result in prices of certain fixed-income securities traded on such market fluctuating significantly, which may expose an Underlying Fund to liquidity risks. The bid and offer spreads of the prices of securities through Bond Connect may be large, and the Underlying Funds may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Depositary Receipts. The Equity Funds and the TIAA-CREF Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

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ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Underlying Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Underlying Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Underlying Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Other policies

Other Investment Techniques and Opportunities. The Underlying Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Underlying Funds’ portfolios.

In the future, upon approval by the Board of Trustees, a portion of each Fund may invest in certain annuity or other contracts issued by TIAA or in real estate or other real asset pools, to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

Industry Concentration. Currently, none of the Funds or the Underlying Funds, other than the TIAA-CREF Real Estate Securities Fund and the privately offered Real Property Fund, will concentrate more than 25% of its total assets in any one industry. While the Funds will not concentrate their investments in a particular industry, the Funds may indirectly concentrate in a particular industry or group of industries through their investments in one or more Underlying Funds. Currently, no Underlying Fund, other than the TIAA-CREF Real Estate Securities Fund and the privately offered Real Property Fund, concentrates 25% or more of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the internet to conduct business, the Funds, the Underlying Funds and their service providers (including, but not limited to, a Fund’s or an Underlying Fund’s custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ and Underlying Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or an Underlying Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s, a Fund’s or an Underlying Fund’s systems.

Cyber security failures by Advisors or its affiliated investment advisers, other service providers, or the issuers of the portfolio securities in which a Fund or an Underlying Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ or an Underlying Funds’ ability to calculate their NAVs, barriers to trading, Fund or an Underlying Fund shareholders’ inability to transact business with a Fund or an Underlying Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds, the Underlying Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Funds and Underlying Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds, Underlying Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors and its affiliated investment advisers have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Funds, Underlying Funds, Advisors or its affiliated investment advisers or a Fund’s or an Underlying Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds and Underlying Funds cannot directly control the cyber security plans or systems implemented by their service providers or issuers in which they invest.

Liquidation of Funds. The Board of Trustees or similar governing body of an Underlying Fund that is not offered by the Trust may determine to close and/or liquidate a Fund or an Underlying Fund at any time, which may have adverse tax consequences

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to the shareholders of such Fund. In the event of the liquidation of a Fund or an Underlying Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund or an Underlying Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in their shares of the Fund. A shareholder of a liquidating Fund or an Underlying Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any) or fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Portfolio Turnover. Generally, the transactions in which a Fund or an Underlying Fund engages are reflected in the Fund’s and Underlying Fund’s respective portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s or the Underlying Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for a Fund or for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund or the Underlying Fund and ultimately by the Fund’s and/or the Underlying Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. As a result, each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer (the Underlying Funds), and the Funds will not incur any brokerage commissions on most of their portfolio trades.

For the fiscal year ended May 31, 2022, the portfolio turnover rates of four of the Funds significantly changed from portfolio turnover rates in 2021 as a result of a variety of factors:

The Lifecycle Index 2055 Fund’s portfolio turnover rate increased to 11% for the twelve-month period ended May 31, 2022 as compared to 6% for the twelve-month period ended May 31, 2021. The increase was primarily due to elevated trading activity driven by rebalancing the Fund’s underlying holdings given heightened market volatility.

The Lifecycle Index 2060 Fund’s portfolio turnover rate increased to 10% for the twelve-month period ended May 31, 2022 as compared to 6% for the twelve-month period ended May 31, 2021. The increase was primarily due to elevated trading activity driven by rebalancing the Fund’s underlying holdings given heightened market volatility.

The Lifestyle Growth Fund’s portfolio turnover rate decreased from 54% for the twelve-month period ended May 31, 2021 to 25% for the twelve-month period ended May 31, 2022. The decrease was primarily due to lower trading activity relative to the prior period which had been heightened as a result of changes in the Fund’s Equity Fund holdings.

The Lifestyle Moderate Fund’s portfolio turnover rate decreased from 47% for the twelve-month period ended May 31, 2021 to 21% for the twelve-month period ended May 31, 2022. The decrease was primarily due to lower trading activity relative to the prior period which had been heightened as a result of changes in the Fund’s Equity Fund holdings.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s Chief Compliance Officer (“CCO”), a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

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• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Nuveen Equities and Fixed Income, a Managing Director who is a direct report to a Chief Investment Officer, or above;

• approved by an individual holding the title of Managing Director and Associate General Counsel or above;

• reported to the Trust’s and Advisors’ CCO; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the CCOs’ annual compliance reviews with the respective Boards of Trustees of the Trust and of Advisors, and the Boards will receive a current copy of the procedures for their review and approval.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc.; Sherpa Funds Technology Pte Ltd; and the lenders under the Funds’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Funds’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org and on Nuveen’s website at www.nuveen.com. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Funds’ assets. Disclosure may also be made to other affiliates and service providers of the Funds or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Funds.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted

40     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA for information about obtaining Portfolio Data. Advisors may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors believes the release of such Portfolio Data may be harmful to the Fund.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of nine trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each regularly scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee). The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) having an independent Trustee in the position of Chairman of the Board and of each committee, and (iii) having independent counsel to the independent Trustees, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of portfolios overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 68 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the TIAA-CREF Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. All of the persons that serve on the Board also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     41

interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks (either directly or through its investments in Underlying Funds) include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment adviser and administrator for each Fund as well as the administrator of the Funds’ Liquidity Risk Program, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board, with advice of counsel to the independent Trustees, also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates, and the Funds’ CCO regularly report to the Board and/or one or more of the Board’s committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Funds’ Liquidity Risk Program.

Officers of the Trust and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, Advisors personnel or other TIAA personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Funds’ portfolio companies, environmental, social and governance (“ESG”) criteria used by certain other series of the Trust and other portfolio management aspects of the Funds.

42     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     43

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	88

Board Member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	88	Director, Build Commonwealth (non-profit organization).

44     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Indefinite term. Trustee since 2011. Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards. He is designated as an audit committee financial expert.	88

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1961	Trustee	Indefinite term. Trustee since 2022.	Independent Consultant/Advisor (2021–Present). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd. Mr. Starr has particular experience in finance, investment management of mutual funds, exchange traded funds and other alternative investments, corporate strategy and development and regulatory change management.	88	None currently.

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Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.

Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a partner at Davis Polk & Wardwell LLP.

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.

Executive Vice President, Chief Administrative Officer of the Chief Operating Office, TIAA. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President, Chief Operating Officer, Nuveen; President and Chief Executive Officer of CREF and VA-1; and Senior Managing Director, Co-Head Nuveen Equities & Fixed Income and President of TIAA Investments.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.

Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

46     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2021. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]

Forrest Berkley	Lifecycle 2020: Over $100,000	Over $100,000

Joseph A. Boateng	Lifecycle 2025: Over $100,000	Over $100,000
1

Janice C. Eberly	Lifecycle 2025: Over $100,000	Over $100,000

Nancy A. Eckl	None	Over $100,000

Michael A. Forrester	Lifecycle Index 2050: Over $100,000	Over $100,000

Howell E. Jackson	Lifecycle 2020: Over $100,000	Over $100,000
Lifecycle 2030: Over $100,000
Lifecycle Index 2030: $50,001–100,000

Thomas J. Kenny	Lifecycle 2025: $50,001–100,000	Over $100,000

James M. Poterba	Lifecycle 2020: Over $100,000	Over $100,000

Loren M. Starr	None	None

1 Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

Trustee and officer compensation

The following table shows the compensation from the Funds and the TIAA-CREF Fund Complex received by each Trustee for the fiscal year ended May 31, 2022. The Trust’s officers received no compensation from the Trust during the fiscal year ended May 31, 2022. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

	Name	Aggregate compensation from the Funds[1]	Long-term compensation accrued as part of Funds expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$57,922.17	$15,901.84	$402,503.00
	Joseph A. Boateng	57,922.14	15,901.84	382,503.00
	Janice C. Eberly[3]	57,922.17	15,901.84	402,503.00
	Nancy A. Eckl	65,492.10	15,901.84	472,504.00
	Michael A. Forrester[3]	63,978.28	15,901.84	422,503.00
	Howell E. Jackson[3]	57,922.22	15,901.84	447,503.00
	Thomas J. Kenny[3]	77,614.19	15,901.84	527,503.00
	James M. Poterba[3]	65,492.16	15,901.84	452,504.00
	Maceo K. Sloan[4]	62,464.12	15,901.84	412,504.00
	Laura T. Starks[3,4]	28,649.84	7,750.09	190,487.00
	Loren M. Starr[5]	—	—	—

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended May 31, 2022, Mr. Berkley elected to defer $297,502, Prof. Eberly elected to defer $297,502, Mr. Forrester elected to defer $317,502, Prof. Jackson elected to defer $34,250, Mr. Kenny elected to defer $61,500, Prof. Poterba elected to defer $347,503 and Prof. Starks elected to defer $3,959 of total compensation from the TIAA-CREF Fund Complex.

[4]

Effective January 6, 2022, Prof. Starks no longer serves as a Trustee. Effective September 13, 2022, Mr. Sloan no longer serves as a Trustee. Mr. Sloan currently serves as a consultant to the Boards of Trustees of the TIAA-CREF Funds and TIAA-CREF Life Funds, subject to terms agreed upon with those Boards.

[5]	Loren M. Starr did not serve as a Trustee and received no compensation for the fiscal year ended May 31, 2022.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of the Trust, CREF and TCLF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Funds of the Trust and TCLF, the Accounts of CREF and the single portfolio of VA-1, as applicable. Effective January 1, 2022, Trustee compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $120,000; and an annual committee membership retainer of $20,000 for the

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Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2021 through December 31, 2021, Trustee compensation was based on the following rates: an annual retainer of $210,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 for the Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $100,000; and an annual committee membership retainer of $20,000 for the Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. As currently structured, after the Trustee leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board Committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations:

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended May 31, 2022, the Audit and Compliance Committee held four meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Forrester, Mr. Kenny and Mr. Starr. Mr. Kenny has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investments, the voting of proxies of the portfolio companies of the Funds and reviewing ESG criteria used by certain other series of the Trust. During the fiscal year ended May 31, 2022, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Boateng (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Mr. Starr.

(3) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended May 31, 2022, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(4) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended May 31, 2022, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Mr. Kenny and Prof. Poterba.

48     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

(5) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended May 31, 2022, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng and Prof. Jackson.

(6) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TIAA-CREF Investment Management, LLC (“Investment Management”) or Advisors due to extraordinary circumstances. During the fiscal year ended May 31, 2022, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this SAI.

Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Funds (sometimes called “mirror” or “echo” voting).

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, Advisors may seek guidance from the Trust’s Board or a designated committee thereof.
The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     49

Principal holders of securities

As of August 29, 2022, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Lifecycle Retirement Income Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	62.96%	12,203,049.695

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	25.32%	4,908,265.641

Lifecycle Retirement Income Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	48.70%	26,171.514

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	23.31%	12,526.754

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	17.54%	9,423.628

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.45%	5,615.838

Lifecycle Retirement Income Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	92.40%	1,421,937.521

VRSCO FBO AIGFSB CUST TTEE FBO ROGER WILLIAMS UNIV 403B 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	5.52%	84,919.392

Lifecycle Retirement Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	75.93%	10,543,192.373

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.40%	2,277,425.882

Lifecycle Retirement Income Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30.80%	3,601,533.704

Lifecycle 2010 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	81.20%	52,396,800.935

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.58%	10,701,445.480

Lifecycle 2010 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	54.72%	9,386.123

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	31.70%	5,436.643

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	13.58%	2,329.916

Lifecycle 2010 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.34%	4,662,439.456

50     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle 2010 Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	47.02%	10,391,941.788

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	35.76%	7,902,468.679

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	14.38%	3,178,629.379

Lifecycle 2015 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	79.44%	82,630,311.758

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.87%	17,552,117.073

Lifecycle 2015 Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	75.00%	31,922.455

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	25.00%	10,643.603

Lifecycle 2015 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.92%	7,497,669.130

Lifecycle 2015 Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	52.70%	16,607,171.889

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	34.17%	10,766,369.250

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	10.12%	3,189,940.168

Lifecycle 2020 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	77.41%	180,694,964.795

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	18.44%	43,041,088.201

Lifecycle 2020 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	52.85%	40,760.375

RBC CAPITAL MARKETS LLC DR HODA A ZAKI INDIVIDUAL RETIREMENT ACCOUNT 12459 MARGARET DRIVE FENTON MI 48430-8856	26.35%	20,324.250

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	13.58%	10,478.008

RBC CAPITAL MARKETS LLC JUDITH A FRIEND-DELACY INDIVIDUAL RETIREMENT ACCOUNT 3833 CATALPA CT PORT HURON MI 48060-1567	5.22%	4,027.830

Lifecycle 2020 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.80%	16,678,515.310

Lifecycle 2020 Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	45.32%	26,222,019.090

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.95%	24,853,153.031

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	8.07%	4,666,993.369

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     51

Fund—Class	Percentage of holdings	Shares

Lifecycle 2025 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	77.19%	264,457,940.885

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.79%	60,934,309.793

Lifecycle 2025 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	36.58%	25,290.761

RBC CAPITAL MARKETS LLC ERICK W GRABRUCK INDIVIDUAL RETIREMENT ACCOUNT 218 FISHER ROAD GROSSE PTE FRMS MI 48230-1213	18.27%	12,632.459

RBC CAPITAL MARKETS LLC ANN-MARIE L NEME INDIVIDUAL RETIREMENT ACCOUNT 5088 WESTCHESTER COURT CLARKSTON MI 48348-5037	16.35%	11,303.950

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	15.15%	10,472.577

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8.26%	5,710.685

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.39%	3,727.115

Lifecycle 2025 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.84%	23,743,766.426

Lifecycle 2025 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.75%	33,583,052.641

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	40.96%	28,804,016.886

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	6.93%	4,874,263.655

Lifecycle 2030 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	77.99%	296,812,687.295

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.25%	65,648,128.376

Lifecycle 2030 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	37.40%	24,151.458

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.42%	15,125.887

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	22.81%	14,729.844

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	16.33%	10,545.453

Lifecycle 2030 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.91%	26,468,513.810

Lifecycle 2030 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	51.41%	36,601,229.889

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	36.67%	26,108,412.200

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	6.22%	4,428,235.259

52     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle 2035 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	78.78%	311,961,672.978

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.45%	69,116,830.991

Lifecycle 2035 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	61.87%	32,004.462

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	20.35%	10,528.061

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELAWARE VALLEY SCHOOL DISTRICT 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	11.50%	5,949.594

Lifecycle 2035 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.57%	26,755,432.898

Lifecycle 2035 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	56.37%	35,195,363.198

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	33.93%	21,183,534.123

Lifecycle 2040 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	79.56%	375,121,362.462

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.49%	82,446,615.375

Lifecycle 2040 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	43.10%	12,174.461

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	37.25%	10,520.119

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	14.48%	4,090.537

Lifecycle 2040 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.01%	30,639,992.981

Lifecycle 2040 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	62.34%	44,306,047.304

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	30.27%	21,514,899.610

Lifecycle 2045 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	77.89%	206,709,647.811

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	18.92%	50,221,885.863

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     53

Fund—Class	Percentage of holdings	Shares

Lifecycle 2045 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	56.09%	9,795.808

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	25.20%	4,401.150

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	18.47%	3,225.277

Lifecycle 2045 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.76%	17,831,609.743

Lifecycle 2045 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	62.58%	30,698,894.463

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	30.70%	15,059,055.554

Lifecycle 2050 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	74.91%	148,920,442.817

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	21.93%	43,606,900.600

Lifecycle 2050 Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	49.40%	22,885.817

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	21.17%	9,806.236

RBC CAPITAL MARKETS LLC ISABELLE J WITTEBORT 9940 SASHABAW ROAD CLARKSTON MI 48348-2035	18.66%	8,644.695

Lifecycle 2050 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.79%	12,361,232.124

Lifecycle 2050 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	65.70%	22,597,966.139

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	28.59%	9,836,031.231

Lifecycle 2055 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	78.35%	60,145,628.548

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.80%	13,667,077.636

Lifecycle 2055 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	64.07%	8,731.596

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	24.07%	3,279.699

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	6.85%	933.800

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.01%	682.742

Lifecycle 2055 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.91%	5,094,682.712

54     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle 2055 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	68.72%	8,900,498.245

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	25.04%	3,242,816.977

Lifecycle 2060 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	76.46%	23,238,125.352

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	17.85%	5,424,162.115

Lifecycle 2060 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	52.24%	10,000.000

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	35.92%	6,875.945

MATRIX TRUST COMPANY TRUSTEE FBO STRAIT MECHANICAL, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	9.91%	1,896.929

Lifecycle 2060 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.19%	1,548,395.549

Lifecycle 2060 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	64.37%	3,078,557.208

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	28.56%	1,365,933.976

Lifecycle 2065 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	74.00%	1,473,727.976

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	17.57%	350,000.000

Lifecycle 2065 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	96.33%	50,000.000

Lifecycle 2065 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	77.47%	172,021.188

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	22.52%	50,000.000

Lifecycle 2065 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.10%	262,460.409

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	21.53%	95,604.686

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	11.26%	50,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.99%	35,490.314

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     55

Fund—Class	Percentage of holdings	Shares

Lifecycle Index Retirement Income Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.11%	9,401,438.440

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 940 OAKLAND COUNTY 401(A) 2100 PONTIAC LAKE ROAD WATERFORD MI 48328-2762	10.74%	3,866,636.504

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.00%	2,519,928.400

MID ATLANTIC TRUST COMPANY FBO MATC OMNIBUS DIV REINVEST LTCG - RE 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	6.79%	2,444,985.678

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.66%	2,039,402.717

Lifecycle Index Retirement Income Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	61.97%	85,815.929

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	25.12%	34,778.869

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.25%	10,036.548

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	5.66%	7,840.583

Lifecycle Index Retirement Income Fund—Premier Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	44.56%	118,081.404

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.58%	62,491.652

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	10.63%	28,177.733

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.53%	22,616.599

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	5.04%	13,349.540

Lifecycle Index Retirement Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	63.05%	1,636,109.475

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.96%	232,577.377

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.47%	219,691.631

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6.60%	171,303.811

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.59%	145,038.534

Lifecycle Index 2010 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	64.00%	21,092,433.658

Lifecycle Index 2010 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	92.46%	91,536.376

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	7.54%	7,469.170

56     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2010 Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	34.23%	425,694.449

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	31.34%	389,699.336

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS TRANSAMERICA RETIREMENT SOLUTIONS HARRISON NY 10528	18.20%	226,349.319

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	9.26%	115,136.613

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.73%	83,650.801

Lifecycle Index 2010 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.75%	1,936,375.788

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	16.00%	662,631.817

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	14.38%	595,403.946

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	14.08%	583,008.956

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	7.45%	308,727.769

Lifecycle Index 2015 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	57.93%	32,707,271.375

Lifecycle Index 2015 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	91.23%	90,682.834

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	7.28%	7,239.510

Lifecycle Index 2015 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	47.61%	899,324.464

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.87%	488,716.924

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS TRANSAMERICA RETIREMENT SOLUTIONS HARRISON NY 10528	9.87%	186,385.087

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.17%	154,367.094

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	7.61%	143,789.810

Lifecycle Index 2015 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	53.26%	3,096,807.311

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	13.18%	766,512.244

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	11.52%	669,761.837

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	11.46%	666,594.049

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.02%	466,091.600

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     57

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2020 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.30%	73,743,830.142

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.80%	8,669,270.064

Lifecycle Index 2020 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	93.50%	542,389.830

Lifecycle Index 2020 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	46.16%	2,014,978.615

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	19.38%	846,041.770

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.77%	688,508.030

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	13.88%	605,894.548

Lifecycle Index 2020 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.36%	6,452,560.682

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14.08%	1,840,816.245

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	12.42%	1,624,026.082

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	12.31%	1,609,663.459

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	7.45%	974,383.791

Lifecycle Index 2025 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.50%	100,831,811.631

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.97%	13,834,564.703

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	5.38%	12,460,766.719

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.34%	12,387,804.441

Lifecycle Index 2025 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	97.62%	1,059,475.264

Lifecycle Index 2025 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	42.54%	2,583,815.999

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.94%	1,514,888.632

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.81%	1,324,777.522

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	5.48%	333,152.505

58     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2025 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	48.86%	10,091,117.569

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	15.73%	3,248,315.702

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.91%	2,872,971.625

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	12.52%	2,585,777.162

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	5.35%	1,105,666.503

Lifecycle Index 2030 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	44.01%	113,900,778.672

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	6.43%	16,650,985.412

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	5.47%	14,161,569.576

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	5.06%	13,088,997.396

Lifecycle Index 2030 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	98.80%	1,336,435.629

Lifecycle Index 2030 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	44.04%	3,052,911.396

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.43%	1,623,915.552

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	14.79%	1,025,187.047

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	12.37%	857,348.034

Lifecycle Index 2030 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	44.98%	9,338,958.339

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	18.24%	3,786,531.425

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.41%	2,785,028.404

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	12.75%	2,646,039.187

Lifecycle Index 2035 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.16%	111,294,744.705

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	5.13%	12,107,886.963

Lifecycle Index 2035 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	98.16%	800,871.365

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     59

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2035 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	51.63%	3,557,145.259

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.57%	1,416,932.307

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	16.49%	1,136,159.086

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	5.95%	410,127.698

Lifecycle Index 2035 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	51.93%	9,031,294.916

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	18.40%	3,200,177.141

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.39%	2,327,994.938

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	6.66%	1,157,685.878

Lifecycle Index 2040 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.25%	125,937,469.781

Lifecycle Index 2040 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	98.69%	917,951.443

Lifecycle Index 2040 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	44.11%	3,025,913.197

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.98%	1,919,575.217

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	13.48%	924,352.659

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	9.93%	681,156.230

Lifecycle Index 2040 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.93%	8,666,603.758

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14.53%	2,293,102.265

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	11.83%	1,866,232.035

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	10.20%	1,609,820.972

Lifecycle Index 2045 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	51.36%	88,872,383.737

Lifecycle Index 2045 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	95.41%	714,370.633

60     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2045 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	41.06%	1,500,678.526

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.22%	1,031,363.298

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18.15%	663,611.521

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	6.69%	244,577.236

Lifecycle Index 2045 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.67%	6,702,739.449

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	15.25%	1,869,634.129

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	12.16%	1,490,569.817

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	9.16%	1,123,193.161

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	5.06%	620,393.131

Lifecycle Index 2050 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	48.16%	67,735,075.185

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.47%	7,689,247.631

MID ATLANTIC TRUST COMPANY FBO MATC OMNIBUS DIV REINVEST LTCG - RE 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.46%	7,683,054.773

Lifecycle Index 2050 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	96.91%	582,813.329

Lifecycle Index 2050 Fund—Premier Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	37.43%	1,165,122.483

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	24.48%	761,902.215

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.09%	749,919.084

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	9.33%	290,290.041

Lifecycle Index 2050 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	49.62%	5,317,066.756

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	15.99%	1,713,181.721

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14.42%	1,545,343.441

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	8.92%	955,605.473

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.35%	787,832.282

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     61

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2055 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	41.95%	39,366,017.314

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.81%	6,392,748.117

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	5.89%	5,525,271.661

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	5.44%	5,102,151.493

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.39%	5,054,541.711

Lifecycle Index 2055 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	98.62%	627,317.791

Lifecycle Index 2055 Fund—Premier Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	30.07%	479,660.985

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.76%	410,891.230

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	24.22%	386,405.450

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	16.42%	261,989.465

Lifecycle Index 2055 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.37%	3,215,247.564

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	16.60%	1,231,045.386

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	15.68%	1,162,853.422

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	15.54%	1,152,507.818

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	5.57%	412,955.827

Lifecycle Index 2060 Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.15%	16,076,369.344

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	9.35%	5,340,906.177

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS OH 43218-2029	7.56%	4,315,307.498

MID ATLANTIC TRUST COMPANY FBO MATC OMNIBUS DIV REINVEST LTCG - RE 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.15%	4,084,664.453

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.85%	3,911,941.156

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.40%	3,083,589.026

Lifecycle Index 2060 Fund—Advisor Class

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	97.77%	584,638.300

62     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifecycle Index 2060 Fund—Premier Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	32.16%	325,109.139

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	28.31%	286,259.827

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.96%	222,021.643

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	10.68%	107,991.369

Lifecycle Index 2060 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.05%	1,214,548.789

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	23.99%	1,077,230.660

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	17.75%	796,858.484

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14.28%	641,000.955

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	13.02%	584,808.351

Lifecycle Index 2065 Fund—Institutional Class

JOHN HANCOCK LIFE INSURANCE COMPANY U S A ATTN: JHRPS TRADING OPS ST6 200 BERKELEY STREET BOSTON MA 02116-5022	28.14%	1,408,233.166

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.05%	852,866.323

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	11.19%	559,679.234

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.53%	376,865.391

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	7.00%	350,000.000

Lifecycle Index 2065 Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	75.74%	50,000.000

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	9.83%	6,491.189

MID ATLANTIC TRUST COMPANY FBO FBO ALERUS EB ACCOUNTS 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	8.65%	5,708.616

Lifecycle Index 2065 Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	63.74%	50,000.000

RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	28.08%	22,030.771

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.66%	6,009.878

Lifecycle Index 2065 Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.85%	56,973.452

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	25.31%	50,000.000

AUL AMERICAN UNIT INVESTMENT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	19.93%	39,363.880

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	14.72%	29,069.628

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     63

Fund—Class	Percentage of holdings	Shares

Lifestyle Income Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	50.09%	674,732.570

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18.79%	253,107.083

ASCENSUS TRUST COMPANY FBO JESCAR PROFIT SHARING PLAN 237843 P.O. BOX 10758 FARGO ND 58106-0758	10.01%	134,786.952

MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY HOLBROOK TOOL & MOLDING, INC. EMPLOYEES PROFIT SHARING PLAN 35 IRON POINT CIRCLE FOLSOM CA 95630-8587	8.78%	118,280.391

Lifestyle Income Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	86.72%	9,459.709

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	13.20%	1,440.363

Lifestyle Income Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	59.84%	20,000.000

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	40.16%	13,421.728

Lifestyle Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	90.52%	1,700,818.703

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.10%	133,410.438

Lifestyle Income Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	43.94%	2,220,391.286

Lifestyle Conservative Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	60.86%	2,731,341.561

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	9.40%	421,952.331

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	8.08%	362,625.704

Lifestyle Conservative Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.95%	34,199.077

EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.41%	29,400.214

MATRIX TRUST COMPANY TRUSTEE ST. FRANCIS ISD 15 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	6.51%	20,324.137

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SIENNA SYSTEMS CORP 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.69%	17,780.107

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.69%	17,762.797

Lifestyle Conservative Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	92.92%	20,000.000

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.32%	1,145.088

Lifestyle Conservative Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	86.66%	3,895,431.107

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.19%	457,981.196

Lifestyle Conservative Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	48.42%	8,797,830.976

64     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Lifestyle Moderate Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	52.55%	2,841,122.822

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	13.98%	755,724.393

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.59%	410,197.626

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	5.09%	275,150.552

Lifestyle Moderate Fund—Advisor Class

EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	36.31%	252,909.328

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.16%	77,730.106

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	7.16%	49,866.925

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.50%	38,321.011

Lifestyle Moderate Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	100.00%	20,000.000

Lifestyle Moderate Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	88.04%	7,292,921.192

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.87%	900,894.020

Lifestyle Moderate Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	48.91%	12,858,203.436

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	11.23%	2,952,703.747

Lifestyle Growth Fund—Institutional Class

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	24.30%	734,306.482

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.99%	694,716.988

JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD MA 02090-2324	10.82%	326,993.650

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	8.98%	271,353.728

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	6.93%	209,305.431

STATE STREET BANK TRUSTEE CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.06%	183,007.775

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.64%	170,473.138

Lifestyle Growth Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.21%	47,860.585

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.59%	32,218.208

EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.76%	27,139.252

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	9.37%	26,065.135

MATRIX TRUST COMPANY TRUSTEE AMERICAN FEDERATION OF TEACHERS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7.90%	21,959.779

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	5.42%	15,068.381

Lifestyle Growth Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	97.32%	20,000.000

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     65

Fund—Class	Percentage of holdings	Shares

Lifestyle Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	90.81%	3,300,484.120

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.71%	244,052.687

Lifestyle Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38.45%	4,716,599.219

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	18.70%	2,293,851.474

Lifestyle Aggressive Growth Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22.20%	654,512.635

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	13.91%	410,103.884

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	12.60%	371,416.277

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.70%	256,580.967

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.62%	195,081.924

Lifestyle Aggressive Growth Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	23.91%	80,751.257

EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	11.17%	37,721.658

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.19%	31,056.121

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	7.19%	24,303.086

MATRIX TRUST COMPANY TRUSTEE AMERICAN FEDERATION OF TEACHERS 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	7.00%	23,638.001

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	6.35%	21,461.056

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.06%	17,078.472

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.00%	16,898.578

Lifestyle Aggressive Growth Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN: TIAA-CREF MUTUAL FUND OPS 730 3RD AVE STE 2A NEW YORK NY 10017-3207	100.00%	20,000.000

Lifestyle Aggressive Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	88.81%	2,963,408.096

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.37%	246,032.000

Lifestyle Aggressive Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	38.73%	2,421,063.286

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	15.29%	956,059.198

Managed Allocation Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	70.94%	1,388,986.964

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.25%	396,554.240

STATE STREET BANK TRUSTEE CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.03%	98,561.551

Managed Allocation Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	92.52%	5,635,426.648

66     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

Fund—Class	Percentage of holdings	Shares

Managed Allocation Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.44%	7,592,613.210

The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of August 29, 2022.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors. Nuveen Finance, LLC also holds all the shares of Nuveen Holdings 1, Inc., which holds all the shares of Nuveen Holdings, Inc., which holds all the shares of Nuveen Investments, Inc., which holds all the shares of Nuveen Securities, LLC (“Nuveen Securities”), the principal underwriter of the Trust. All of the foregoing are affiliates of the Trust and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Advisors manages each Fund according to an investment management agreement with the Trust (the “Management Agreement”). Under the Management Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the daily net assets for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

For the Lifestyle Funds, under the terms of the Management Agreement, Advisors receives a fee at an annual rate of 0.10% of the average daily net assets of each Fund. For the Managed Allocation Fund, the annual investment management fee rate charged under the Investment Management Agreement is 0.00%.

For the Lifecycle Funds and Lifecycle Index Funds, under the terms of the Management Agreement, Advisors is entitled to a fee that is made up of two components, which are added together to create the total investment management fee. The first component, the Asset Allocation Fee Rate, is an annual rate of 0.10% of the average daily net assets of each Fund. The second component, the Underlying Funds Fee Rate, is calculated as follows: for each Underlying Fund of the Trust in which a Fund is invested, the applicable Underlying Fund’s annual investment management fee rate, as determined pursuant to its investment management agreement, net of any fee waivers or reimbursements applicable to the Underlying Fund (other than the Class W shares investment management fee waiver and/or reimbursement arrangement for the Underlying Funds of the Trust discussed below), weighted by the percentage of the Fund’s net assets invested in the Underlying Fund, applied to the average daily net assets of the Fund invested in Underlying Funds of the Trust (which does not include any of the Fund’s assets not invested in Underlying Funds).

Advisors has contractually agreed to waive in full the Asset Allocation Fee Rate component of the investment management fee on each Lifecycle Fund through September 30, 2025, unless changed with approval of the Board. Advisors has also contractually agreed to waive a portion of the Underlying Funds Fee Rate component of the Lifecycle Funds’ investment management fees equal to, on an annual basis, the following percentages of the average daily net assets of each Lifecycle Fund: 0.027% for the Lifecycle Retirement Income Fund; 0.023% for the Lifecycle 2010 Fund; 0.028% for the Lifecycle 2015 Fund; 0.030% for the Lifecycle 2020 Fund; 0.032% for the Lifecycle 2025 Fund; 0.044% for the Lifecycle 2030 Fund; 0.056% for the Lifecycle 2035 Fund; 0.076% for the Lifecycle 2040 Fund; 0.075% for the Lifecycle 2045 Fund; 0.085% for the Lifecycle 2050, 2055 and 2060 Funds; and 0.096% for the Lifecycle 2065 Fund. These waivers will remain in effect through September 30, 2023, unless changed with approval of the Board.

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     67

Advisors has contractually agreed to waive a portion of the Asset Allocation Fee Rate component of the Lifecycle Index Funds’ investment management fees equal to, on an annual basis, the following percentages of the average daily net assets of each Lifecycle Index Fund: 0.083% for the Lifecycle Index Retirement Income and 2010 Funds; 0.080% for the Lifecycle Index 2015 Fund; 0.075% for the Lifecycle Index 2020 Fund; 0.071% for the Lifecycle Index 2025 Fund; 0.066% for the Lifecycle Index 2030 Fund; 0.060% for the Lifecycle Index 2035 Fund; 0.057% for the Lifecycle Index 2040 and 2045 Funds; 0.056% for the Lifecycle Index 2050, 2055 and 2060 Funds; and 0.057% for the Lifecycle Index 2065 Fund. These waivers will remain in effect through September 30, 2023 unless changed with approval of the Board.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012.

Furthermore, Advisors has contractually agreed to reimburse the Lifecycle Funds and the Lifecycle Index Funds for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares for the Underlying Funds of the Trust that were incurred directly by a Fund) that exceed certain amounts, as stated in the Prospectuses. In addition, Advisors has contractually agreed to reimburse the Lifestyle Funds and Managed Allocation Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the Prospectuses. All of the expense reimbursement arrangements referenced above will continue through at least September 30, 2023, unless changed with approval of the Board.

Each Underlying Fund of the Trust has also entered into an investment management agreement with Advisors, and Advisors receives investment management fees as the investment adviser to the Real Property Fund. Each Lifestyle Fund and the Managed Allocation Fund, each Lifecycle Fund with respect to its investments in the Real Property Fund and the Nuveen Funds, and each Lifecycle Fund and Lifecycle Index Fund with respect to any amounts invested in any other Underlying Funds that are not offered by the Trust or any amounts excluded from Advisors’ reimbursement of the net other expenses allocable to Class W shares of the Underlying Funds of the Trust (as discussed further below), indirectly bears a pro rata share of the investment management fees (as applicable) and other expenses incurred by the Underlying Funds in which the Fund invests, and any such fees and expenses are reflected as part of a Fund’s “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in the Funds’ Prospectuses. With respect to the Lifecycle Funds and Lifecycle Index Funds, for the Class W shares of the Underlying Funds of the Trust in which the Funds invest, Advisors has contractually agreed to waive and/or reimburse Class W share’s net investment management fees in their entirety so long as such fees are incurred by the Funds directly. Advisors expects this waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with the approval of the Board. Each Lifecycle Fund and Lifecycle Index Fund directly bears a pro rata share of the investment management fees incurred by Class W shares of the Underlying Funds of the Trust in which the Fund invests through the Underlying Funds Fee Rate component of the Fund’s investment management fee, as discussed above, and such fees are reflected as part of “Management fees” in the “Fees and expenses” section of each Fund in the Funds’ Prospectuses. Affiliates of Advisors receive investment management fees as the investment adviser or sub-adviser of the Nuveen Funds.

Advisors, in its capacity as administrator to the Lifecycle Funds, Lifecycle Index Funds and Underlying Funds of the Trust, has contractually agreed to reimburse, for Class W shares of the Underlying Funds of the Trust, Class W share’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety so long as the Funds reimburse Advisors for such expenses, as described below. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. As part of this contractual arrangement, each Fund has agreed to reimburse Advisors for the Fund’s pro rata share of the Class W shares other expenses of the Underlying Funds of the Trust in which the Fund invests that are reimbursed by Advisors pursuant to the arrangement. Therefore, these expenses are reflected as part of “Other expenses” in the “Fees and expenses” section of each Fund in the Funds’ Prospectuses. Each Lifecycle Fund and Lifecycle Index Fund therefore directly bears a pro rata share of certain other expenses of the Underlying Funds of the Trust in which the Fund invests. Any amounts excluded from Advisors’ reimbursement of the net other expenses allocable to Class W shares of the Underlying Funds of the Trust will be incurred indirectly by the Funds and reflected as “Acquired fund fees and expenses” in the “Fees and expenses” section of each Fund in the Funds’ Prospectuses, as applicable.

For the fiscal years ended May 31, 2022, May 31, 2021 and May 31, 2020 for the following Funds, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

68     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

	Gross			Waived			Net
	Fiscal years ended May 31,			Fiscal years ended May 31,			Fiscal years ended May 31,
Fund	2022	2021	2020	2022	2021	2020	2022	2021	2020
Lifecycle Retirement Income Fund	$2,281,772	$2,274,964	$2,270,903	$814,980	$686,575	$584,011	$1,466,792	$1,588,389	$1,686,892
Lifecycle 2010 Fund	4,467,481	4,856,358	4,926,096	1,529,420	1,466,404	1,166,841	2,938,061	3,389,954	3,759,255
Lifecycle 2015 Fund	6,398,942	7,096,909	7,520,099	2,153,577	2,125,215	1,725,120	4,245,365	4,971,694	5,794,979
Lifecycle 2020 Fund	14,143,624	15,435,612	16,077,639	4,802,917	4,623,120	3,908,599	9,340,707	10,812,492	12,169,040
Lifecycle 2025 Fund	20,191,901	20,614,017	20,454,537	6,937,838	6,149,687	4,862,898	13,254,063	14,464,330	15,591,639
Lifecycle 2030 Fund	21,959,948	21,766,798	21,072,806	7,967,730	6,481,694	4,920,611	13,992,218	15,285,104	16,152,195
Lifecycle 2035 Fund	22,817,058	22,517,492	21,888,708	8,894,573	6,990,234	4,981,713	13,922,485	15,527,258	16,906,995
Lifecycle 2040 Fund	27,072,607	26,782,107	26,294,332	11,173,779	8,832,528	6,092,929	15,898,828	17,949,579	20,201,403
Lifecycle 2045 Fund	17,872,621	16,928,260	15,644,572	7,661,829	5,474,564	3,538,818	10,210,792	11,453,696	12,105,754
Lifecycle 2050 Fund	13,163,760	12,098,737	10,741,795	5,966,726	4,127,237	2,440,423	7,197,034	7,971,500	8,301,372
Lifecycle 2055 Fund	5,702,049	4,921,853	3,970,311	2,582,791	1,679,845	907,622	3,119,258	3,242,008	3,062,689
Lifecycle 2060 Fund	1,715,404	1,229,611	813,216	809,740	425,192	188,756	905,664	804,419	624,460
Lifecycle 2065 Fund*	45,715	15,388	—	22,225	5,921	—	23,490	9,467	—
Lifecycle Index Retirement Income Fund	1,124,506	1,084,281	821,995	579,083	595,275	445,569	545,423	489,006	376,426
Lifecycle Index 2010 Fund	1,212,280	1,195,311	935,566	624,120	656,074	505,387	588,160	539,237	430,179
Lifecycle Index 2015 Fund	2,101,902	2,055,488	1,784,267	1,044,250	1,082,081	939,905	1,057,652	973,407	844,362
Lifecycle Index 2020 Fund	5,768,883	5,621,530	4,554,513	2,774,380	2,843,168	2,274,638	2,994,503	2,778,362	2,279,875
Lifecycle Index 2025 Fund	9,000,229	8,027,077	5,919,613	4,134,294	3,870,887	2,806,610	4,865,935	4,156,190	3,113,003
Lifecycle Index 2030 Fund	10,193,218	8,606,265	6,093,097	4,416,589	3,935,814	2,789,402	5,776,629	4,670,451	3,303,695
Lifecycle Index 2035 Fund	9,442,265	7,753,822	5,336,646	3,871,966	3,351,619	2,280,838	5,570,299	4,402,203	3,055,808
Lifecycle Index 2040 Fund	9,575,044	7,790,851	5,427,256	3,832,764	3,258,332	2,293,980	5,742,280	4,532,519	3,133,276
Lifecycle Index 2045 Fund	7,114,089	5,522,418	3,588,131	2,778,082	2,210,423	1,502,857	4,336,007	3,311,995	2,085,274
Lifecycle Index 2050 Fund	5,830,623	4,446,934	2,778,204	2,262,205	1,782,097	1,155,196	3,568,418	2,664,837	1,623,008
Lifecycle Index 2055 Fund	2,976,837	2,105,382	1,227,384	1,150,883	833,504	483,262	1,825,954	1,271,878	744,122
Lifecycle Index 2060 Fund	1,265,328	757,603	344,682	489,875	301,293	136,332	775,453	456,310	208,350
Lifecycle Index 2065 Fund*	39,597	6,685	—	15,002	2,635	—	24,595	4,050	—
Lifestyle Income Fund	100,898	90,285	77,365	19,820	3,250	—	81,078	87,035	77,365
Lifestyle Conservative Fund	374,496	333,149	277,184	39,481	11,945	—	335,015	321,204	277,184
Lifestyle Moderate Fund	630,668	563,441	449,709	32,045	53,894	—	598,623	509,547	449,709
Lifestyle Growth Fund	333,358	287,906	222,403	25,017	27,650	—	308,341	260,256	222,403
Lifestyle Aggressive Growth Fund	245,586	196,796	151,928	19,650	31,099	—	225,936	165,697	151,928

* The Lifecycle 2065 Fund and the Lifecycle Index 2065 Fund commenced operations on September 30, 2020. No fees were paid by the Funds for the fiscal year ended May 31, 2020.

The Funds pay for certain compliance and administrative services provided by Advisors pursuant to an Amended and Restated Administrative Services Agreement. The table below reflects the amounts paid to Advisors by the following Funds for these compliance and administrative services for the fiscal years ended May 31, 2022, May 31, 2021 and May 31, 2020.

TIAA-CREF Funds  ■  Funds-of-Funds  ■  Statement of Additional Information     69

Fund administration fees				Compliance fees
Fund	May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2022	May 31, 2021	May 31, 2020
Lifecycle Retirement Income Fund	$56,042	$39,681	$41,844	$6,570	$8,188	$4,383
Lifecycle 2010 Fund	55,105	40,410	42,989	6,467	8,351	4,509
Lifecycle 2015 Fund	61,561	45,908	49,872	7,227	9,507	5,239
Lifecycle 2020 Fund	87,393	67,149	72,912	10,276	13,886	7,657
Lifecycle 2025 Fund	107,718	80,041	83,897	12,649	16,463	8,779
Lifecycle 2030 Fund	113,366	82,447	84,032	13,299	16,897	8,794
Lifecycle 2035 Fund	115,824	83,462	84,811	13,583	17,073	8,890
Lifecycle 2040 Fund	129,962	93,297	94,563	15,254	19,109	9,882
Lifecycle 2045 Fund	99,676	69,409	68,097	11,674	14,130	7,150
Lifecycle 2050 Fund	84,038	57,705	55,902	9,835	11,730	5,884
Lifecycle 2055 Fund	59,156	40,107	39,234	6,916	8,165	4,140
Lifecycle 2060 Fund	45,877	30,885	31,240	5,363	6,346	3,275
Lifecycle 2065 Fund*	40,168	21,866	—	4,700	3,953	—
Lifecycle Index Retirement Income Fund	48,122	33,933	34,516	5,648	6,975	3,614
Lifecycle Index 2010 Fund	48,772	34,491	35,142	5,709	7,098	3,677
Lifecycle Index 2015 Fund	55,469	39,457	40,907	6,487	8,126	4,277
Lifecycle Index 2020 Fund	83,258	61,118	59,964	9,756	12,434	6,304
Lifecycle Index 2025 Fund	109,760	77,471	70,470	12,813	15,599	7,446
Lifecycle Index 2030 Fund	121,469	82,950	73,322	14,193	16,643	7,724
Lifecycle Index 2035 Fund	117,657	79,131	69,163	13,747	15,869	7,294
Lifecycle Index 2040 Fund	120,147	80,376	71,185	14,035	16,151	7,488
Lifecycle Index 2045 Fund	100,482	66,244	57,646	11,739	13,282	6,078
Lifecycle Index 2050 Fund	89,975	59,056	51,343	10,508	11,837	5,426
Lifecycle Index 2055 Fund	65,685	42,733	39,011	7,683	8,623	4,127
Lifecycle Index 2060 Fund	51,081	33,221	31,886	5,957	6,780	3,343
Lifecycle Index 2065 Fund*	40,368	21,870	—	4,722	3,954	—
Lifestyle Income Fund	49,512	34,635	36,380	5,796	7,143	3,818
Lifestyle Conservative Fund	53,032	37,182	38,763	6,208	7,667	4,063
Lifestyle Moderate Fund	56,324	39,583	40,911	6,601	8,125	4,313
Lifestyle Growth Fund	52,513	36,690	38,195	6,147	7,567	4,000
Lifestyle Aggressive Growth Fund	51,388	35,721	37,314	6,019	7,367	3,914
Managed Allocation Fund	44,672	31,378	33,107	5,241	6,491	3,470

* The Lifecycle 2065 Fund and the Lifecycle Index 2065 Fund commenced operations on September 30, 2020. No fees were paid by the Funds for the fiscal year ended May 31, 2020.

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class shares of the Fund.

The annual rate is 0.25% of net assets attributable to Retirement Class shares of the Fund under the Retirement Class Service Agreement. The service fees are accrued daily at their proportional annual rate. The fees paid under the Retirement Class Service Agreement for each of the following Funds for the prior fiscal years ended May 31, 2022, May 31, 2021 and May 31, 2020 are set forth in the table below.

70     Statement of Additional Information  ■  TIAA-CREF Funds  ■  Funds-of-Funds

	Service fees for fiscal year or period ended
Fund	May 31, 2022	May 31, 2021	May 31, 2020
Lifecycle Retirement Income Fund	$460,808	$479,801	$465,749
Lifecycle 2010 Fund	843,470	925,341	927,015
Lifecycle 2015 Fund	1,158,266	1,258,014	1,335,468
Lifecycle 2020 Fund	2,271,473	2,479,664	2,535,932
Lifecycle 2025 Fund	2,840,181	2,964,546	2,876,334
Lifecycle 2030 Fund	2,943,773	2,957,745	2,737,960
Lifecycle 2035 Fund	2,698,649	2,716,228	2,536,916
Lifecycle 2040 Fund	3,212,229	3,258,223	3,034,862
Lifecycle 2045 Fund	1,804,942	1,790,953	1,584,220
Lifecycle 2050 Fund	1,281,246	1,237,142	1,067,660
Lifecycle 2055 Fund	560,578	531,076	434,783
Lifecycle 2060 Fund	161,562	126,581	83,445
Lifecycle 2065 Fund*	4,167	975	—
Lifecycle Index Retirement Income Fund	114,059	109,952	93,797
Lifecycle Index 2010 Fund	195,955	199,094	182,313
Lifecycle Index 2015 Fund	295,519	311,095	323,197
Lifecycle Index 2020 Fund	724,337	783,791	795,594
Lifecycle Index 2025 Fund	1,182,719	1,143,580	1,072,760
Lifecycle Index 2030 Fund	1,242,761	1,165,977	1,042,702
Lifecycle Index 2035 Fund	1,125,454	1,046,795	933,910
Lifecycle Index 2040 Fund	1,092,046	995,029	883,461
Lifecycle Index 2045 Fund	848,205	735,789	639,679
Lifecycle Index 2050 Fund	735,838	639,751	544,132
Lifecycle Index 2055 Fund	393,629	342,881	275,677
Lifecycle Index 2060 Fund	160,738	119,045	79,440
Lifecycle Index 2065 Fund*	2,740	975	—
Lifestyle Income Fund	61,624	56,984	44,704
Lifestyle Conservative Fund	154,322	137,777	117,918
Lifestyle Moderate Fund	309,781	276,484	239,658
Lifestyle Growth Fund	151,723	126,563	103,566
Lifestyle Aggressive Growth Fund	161,212	133,246	109,301
Managed Allocation Fund	207,071	197,836	181,985
* The Lifecycle 2065 Fund and the Lifecycle Index 2065 Fund commenced operations on September 30, 2020. No fees were paid by the Funds for the fiscal year ended May 31, 2020.

The Retirement Class Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

Underwriter and other service providers

Underwriter

Nuveen Securities, 333 West Wacker Drive, Chicago, IL 60606-1286, is the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, Nuveen Securities distributes shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. Nuveen Securities may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with Nuveen Securities, to provide distribution-related services and shareholder services to the Funds.

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Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited the Lifecycle Funds’, Lifecycle Index Funds’, Managed Allocation Fund’s and Lifestyle Funds’ annual financial statements.

Personal trading policy

The Trust, Advisors and Nuveen Securities have adopted Codes of Ethics (“codes”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the Trust, Advisors and Nuveen Securities, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the Trust, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by Compliance. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle; and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total

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compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Investment Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle; and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3- and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies, unregistered pooled investment vehicles and other accounts), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of May 31, 2022.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Funds†

Hans Erickson	1*	0	0	$116,957*	$0	$0	Lifecycle 2030: Over $1,000,000
							Lifecycle Index 2030: Over $1,000,000
							Managed Allocation: Over $1,000,000

John Cunniff	2*	0	0	$69*	$0	$0	Lifecycle 2030: Over $1,000,000
							Lifecycle Index 2030: Over $1,000,000
							Lifestyle Conservative: $10,001–50,000
							Managed Allocation: $10,001–50,000

Steve Sedmak	0*	0	0	$69*	$0	$0	Lifecycle 2040: $100,001–500,000
							Lifecycle 2045: Over $1,000,000
							Lifecycle Index 2040: $100,000-$500,000
							Lifecycle Index 2045: $500,000-$1,000,000
							Lifestyle Moderate: $10,001–50,000

† Includes notional amounts awarded in connection with long-term compensation awards described above.

* Not including (as applicable) all Lifestyle, Lifecycle and Lifecycle Index Funds and the Managed Allocation Fund.

Potential conflicts of interest of Advisors and portfolio managers

Certain portfolio managers of the Funds and Underlying Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors and its affiliated

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investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Underlying Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, an Underlying Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Underlying Funds. For example, in certain circumstances where the Underlying Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Underlying Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the Underlying Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the Underlying Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds and Underlying Funds may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while an Underlying Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund or an Underlying Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Underlying Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, an Underlying Fund (or an Account) could acquire debt obligations of a company while an Account (or an Underlying Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Underlying Fund (or Account) and the equity-holding Account (or Underlying Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Underlying Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Underlying Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be an Underlying Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the Underlying Funds, which may adversely affect the Underlying Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as a Fund or Underlying Fund, Advisors or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund or Underlying Fund, or are appropriate for the Fund or Underlying Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund or Underlying Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the Funds, the Underlying Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts, Funds and Underlying Funds, Advisors or its affiliated investment advisers may be perceived as causing one Fund, Underlying Fund or Account, to participate in an aggregated transaction in order to increase Advisors’ or its affiliated investment advisers overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund or an Underlying Fund. In addition, a Fund or an Underlying Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

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Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund, Underlying Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ and its affiliated investment advisers trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds, Underlying Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s, Fund’s or Underlying Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account, Fund or Underlying Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account, Fund or Underlying Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s, Fund’s or Underlying Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s, Fund’s or Underlying Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ and Underlying Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account, Fund or Underlying Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ and Underlying Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds of the Trust and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds of the Trust or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Underlying Funds of the Trust, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates IPOs to the Underlying Funds of the Trust and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds and Underlying Funds of the Trust, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

Each of the Funds, other than the Managed Allocation Fund, offers the following four classes of shares: Institutional Class, Advisor Class, Premier Class and Retirement Class. The Lifecycle Retirement Income Fund and the Lifestyle Funds also offer Retail Class shares. The Managed Allocation Fund offers Institutional Class, Retirement Class and Retail Class shares. The distribution and service fee arrangements of each share class are described below. The Lifecycle Funds and Lifecycle Index Funds invest in Class W shares of the Underlying Funds of the Trust. None of the Funds offer Class W shares.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA (“TIAA Intermediaries”) or other unaffiliated persons or intermediaries, such as state-

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sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA as Individual Retirement Accounts (“IRAs”). Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Advisor Class Shares. Advisor Class shares of the Funds are offered primarily through certain financial intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the financial intermediaries to purchase this class of shares, as well as through benefit plans and insurance company separate accounts. Subject to a shareholder servicing plan, the Funds may pay a financial intermediary for providing services to the Funds, including for sub-transfer agency, sub-accounting and administrative services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans, such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code (collectively, “benefit plans”). Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities for distributing, promoting and/or servicing Premier Class shares at an annual rate of up to 0.15% of average daily net Premier Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through benefit plans. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA that are established by individuals as IRAs pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee at an annual rate of up to 0.25% paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities and Nuveen Securities, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of up to 0.25% of average daily net Retail Class assets.

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Distribution (Rule 12b-1) plans

The Trust’s Board of Trustees has adopted two different forms of distribution plans pursuant to Rule 12b-1 under the 1940 Act. The first form of distribution plan concerns Retail Class shares of the Lifecycle Retirement Income Fund, the Managed Allocation Fund and the Lifestyle Funds (the “Retail Class Plan”) and the second form of distribution plan concerns the Premier Class shares of the Lifecycle Funds, Lifecycle Index Funds and the Lifestyle Funds (the “Premier Class Plan”) (collectively the “Distribution Plans”).

Under each Distribution Plan, the applicable Fund pays Nuveen Securities a set annual rate to compensate Nuveen Securities for promoting, distributing and/or servicing shares. The expenses for which a Fund may compensate Nuveen Securities under the Distribution Plans include, but are not limited to, compensation of dealers and others for expenses of their various activities primarily intended to promote the sale of the applicable class of shares, as well as for shareholder servicing expenses.

For the fiscal year ended May 31, 2022, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Lifecycle Retirement Income Fund, the Managed Allocation Fund and the Lifestyle Funds under the Retail Class Plan.

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended May 31, 2022
Lifecycle Retirement Income Fund	$1,808	$—	$201,134	$67,131	$36,476	$306,549
Lifestyle Income Fund	753	—	83,828	27,978	15,203	127,762
Lifestyle Conservative Fund	3,395	—	377,808	126,098	68,518	575,819
Lifestyle Moderate Fund	5,811	—	646,605	215,811	117,266	985,493
Lifestyle Growth Fund	2,988	—	332,441	110,956	60,289	506,674
Lifestyle Aggressive Growth Fund	1,647	—	183,227	61,154	33,230	279,258
Managed Allocation Fund	10,267	—	1,142,358	381,275	207,172	1,741,072

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For the fiscal year ended May 31, 2022, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Lifecycle Fund, Lifecycle Index Fund and Lifestyle Fund under the Premier Class Plan.

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended May 31, 2022
Lifecycle Retirement Income Fund	$163	$—	$18,187	$6,070	$3,299	$27,719
Lifecycle 2010 Fund	549	—	61,131	20,403	11,087	93,170
Lifecycle 2015 Fund	817	—	90,945	30,354	16,494	138,610
Lifecycle 2020 Fund	1,859	—	206,874	69,046	37,518	315,297
Lifecycle 2025 Fund	2,592	—	288,370	96,247	52,297	439,506
Lifecycle 2030 Fund	2,782	—	309,546	103,314	56,138	471,780
Lifecycle 2035 Fund	2,992	—	332,874	111,100	60,368	507,334
Lifecycle 2040 Fund	3,398	—	378,060	126,182	68,562	576,202
Lifecycle 2045 Fund	2,403	—	267,430	89,258	48,499	407,590
Lifecycle 2050 Fund	1,672	—	186,071	62,103	33,746	283,592
Lifecycle 2055 Fund	783	—	87,172	29,095	15,809	132,859
Lifecycle 2060 Fund	182	—	20,275	6,767	3,678	30,902
Lifecycle 2065 Fund	8	—	926	309	169	1,412
Lifecycle Index Retirement Income Fund	152	—	16,861	5,628	3,057	25,698
Lifecycle Index 2010 Fund	294	—	32,701	10,914	5,930	49,839
Lifecycle Index 2015 Fund	637	—	70,884	23,658	12,855	108,034
Lifecycle Index 2020 Fund	1,880	—	209,172	69,813	37,935	318,800
Lifecycle Index 2025 Fund	2,802	—	311,724	104,041	56,533	475,100
Lifecycle Index 2030 Fund	3,025	—	336,587	112,340	61,041	512,993
Lifecycle Index 2035 Fund	3,053	—	339,678	113,371	61,602	517,704
Lifecycle Index 2040 Fund	3,039	—	338,137	112,857	61,322	515,355
Lifecycle Index 2045 Fund	2,241	—	249,354	83,225	45,221	380,041
Lifecycle Index 2050 Fund	1,918	—	213,466	71,247	38,713	325,344
Lifecycle Index 2055 Fund	918	—	102,104	34,078	18,517	155,617
Lifecycle Index 2060 Fund	296	—	32,924	10,989	5,971	50,180
Lifecycle Index 2065 Fund	6	—	723	241	132	1,102
Lifestyle Income Fund	3	—	358	120	65	546
Lifestyle Conservative Fund	6	—	713	238	129	1,086
Lifestyle Moderate Fund	6	—	634	212	114	966
Lifestyle Growth Fund	17	—	1,838	614	333	2,802
Lifestyle Aggressive Growth Fund	4	—	399	133	72	608

Amounts paid to Nuveen Securities by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Premier Class or Retail Class shareholders of each Fund, as applicable.

One of the potential benefits of the Distribution Plans is that payments to Nuveen Securities (and from Nuveen Securities to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment

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opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, Nuveen Securities provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Premier Class shares or Retail Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Premier Class or Retail Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Premier Class and Retail Class shareholders of each Fund have exclusive voting rights with respect to issues arising out of the application of their respective Distribution Plans.

Fund payments to financial intermediaries

Financial intermediaries may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services to the Advisor Class. Such payments may be made directly or indirectly by the Funds or by Advisors and its affiliates out of Fund assets. Such payments may also be made by Advisors or its affiliates out of their own assets that are separate from those of the Funds, as described in the section below. Such shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Payment for these services is made pursuant to a Shareholder Servicing Plan (“Servicing Plan”) that has been approved by the Board of Trustees and adopted by the Funds. The Servicing Plan outlines the types of services to be provided to the Funds by financial intermediaries and provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund for total Advisor Class expenses that exceed certain specified amounts.

Additional payments to financial intermediaries and other payments

Nuveen Securities, Advisors or their affiliates make additional payments out of their own assets to selected financial intermediaries (commonly referred to as “revenue sharing”). The services for which these payments are made include promoting the sale of Fund shares, maintaining share balances and/or sub-accounting, administration and shareholder servicing.

The amounts of these payments could be significant and may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. The financial intermediary may elevate the prominence or profile of the Funds within the financial intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. These payments are made pursuant to negotiated agreements with financial intermediaries. The categories of payments described below are not mutually exclusive, and a single financial intermediary may receive payments under all categories. Further, representatives of Nuveen Securities and its affiliates receive additional compensation related to the Funds. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates may continue to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectuses and described above because they are not paid by the Funds. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

Distribution-related payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the intermediary’s personnel or their customers,

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placing the Funds on the intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the intermediary, providing assistance in training and educating the intermediary’s personnel on the Funds, and furnishing marketing support and other services.

Nuveen Securities, Advisors or their affiliates compensate financial intermediaries differently depending upon, among other factors, the number or value of Fund shares that the intermediary sells or may sell, the value of the assets invested in the Funds by the intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Funds or that make Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which a financial intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform the services itself or arrange with a third party to perform such services.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the financial intermediary and are generally asset-based.

Other payments to financial intermediaries

Nuveen Securities, Advisors or their affiliates, at their expense, provide other compensation to financial intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, Nuveen Securities, Advisors or their affiliates may: (i) compensate financial intermediaries for National Securities Clearing Corporation (NSCC) networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

Nuveen Securities, Advisors or their affiliates pay selected financial intermediaries for enabling Nuveen Securities, Advisors or their affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the financial intermediary and the nature of the event. Nuveen Securities, Advisors or their affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

Nuveen Securities, Advisors or their affiliates occasionally sponsor due diligence meetings for financial intermediaries’ registered representatives during which the registered representatives receive updates on various Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by Nuveen Securities, Advisors or their affiliates.

Compensation to Nuveen Securities’ representatives

Representatives of Nuveen Securities and its affiliates receive additional compensation from Nuveen Securities, Advisors or their affiliates if certain targets are met for sales of one or more Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their financial intermediary for information about any payments it receives from Nuveen Securities, Advisors or their affiliates and the services it provides for those payments.

Investors may wish to take financial intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

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Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond their investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. In addition, each of the Trustees has entered into an Indemnification Agreement with the Trust, which provides indemnification protections to the maximum extent permitted under applicable state law or federal law, including the 1940 Act. Neither the Declaration of Trust nor the Indemnification Agreement authorizes the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the NAV represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the NAV per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

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Notice to non-U.S. individual shareholders

Shares of the Trust are only registered for public offer and sale in the United States of America. Regulations outside of the United States may restrict the sale of shares of the Trust to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Funds restrict the sale of shares to include only U.S. residents. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares of the Trust.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund and Underlying Fund is determined based on the Fund’s NAV (in the case of Underlying Funds that are mutual funds) or on the market value of the shares determined as follows (in the case of Underlying Funds that are ETFs), and the assets of each Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Fund shares are primarily determined based on the NAVs per share or market values per share of the Underlying Funds. Rule 2a-5 (“Rule 2a-5”) under the 1940 Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Securities for which market quotations are not readily available must be valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has designated Advisors as the valuation designee pursuant to Rule 2a-5 to perform fair value determinations for the Funds and Underlying Funds. Advisors, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund’s or an Underlying Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with a Fund’s or an Underlying Fund’s valuation procedures will in fact approximate the price at which a Fund or an Underlying Fund could sell that security at that time. The assets of each Underlying Fund of the Trust are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value by Advisors as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time an Underlying Fund’s NAV is calculated.

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Foreign investments

Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Underlying Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when an Underlying Fund’s NAV is calculated, such investments will be valued at fair value by Advisors as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Underlying Fund uses a fair value pricing service approved by Advisors, the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value by Advisors as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant NAV per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates by more than ¼ of one percent from $1.00 per share. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a NAV per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s NAV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund or Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s or Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund or Underlying Fund writes a call option, the amount of the premium is included in the Fund’s or Underlying Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund or Underlying Fund enters into a closing purchase transaction, it realizes a gain (or a

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loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund or Underlying Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s or Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined by Advisors in good faith using procedures adopted by the Underlying Funds and, in the case of 1940 Act-registered Underlying Funds, approved by the Underlying Funds’ boards of trustees or similar governing body. For more information about the Funds’ fair value pricing procedures, see “Calculating share price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more PTPs.

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If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of May 31, 2022, none of the Funds have capital loss “carryforwards.” To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years.

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund or an Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund or an Underlying Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund or an Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

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Foreign exchange gains and losses realized by a Fund or an Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund or an Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s or an Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund or an Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as a “capital gain dividend” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for

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federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds expect to pay tax on any retained net capital gain at their regular corporate capital gain tax rates, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that is eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. A Fund may receive qualified dividend income to the extent it receives qualifying distributions from Underlying Funds and meets certain holding period requirements with respect to the Underlying Fund. In order to constitute qualified dividend income to the Underlying Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Underlying Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income from Underlying Funds during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation

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borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Qualified REIT dividends

Through 2025, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to the receipt of domestic qualified business income from REIT investments (“qualified REIT dividends”). Applicable Treasury regulations permit regulated investment companies, such as the Funds, to pass through to their shareholders qualified REIT dividends received from REIT investments that are eligible for the 20% deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

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Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish a Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA for more information.

Brokerage allocation

Other than with respect to the Nuveen Growth Opportunities ETF, each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer—the Underlying Funds. With respect to such Underlying Funds, the Funds incur no brokerage commissions. However, the Funds that invest in the Nuveen Growth Opportunities ETF will incur brokerage commissions in purchasing or selling the Nuveen Growth Opportunities ETF. Also, each Fund does incur brokerage commissions on certain other instruments, including other ETFs. As shown in the table below, certain Funds have increased while other Funds have decreased their purchases of ETFs and have had corresponding increases or decreases, respectively, in the amount of commissions paid. The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended May 31, 2022, May 31, 2021 and May 31, 2020, were as follows.

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Fund	May 31, 2022	May 31, 2021	May 31, 2020
Lifecycle Retirement Income Fund	$4,442	$—	$110
Lifecycle 2010 Fund	8,001	—	—
Lifecycle 2015 Fund	12,552	—	—
Lifecycle 2020 Fund	31,855	—	—
Lifecycle 2025 Fund	52,741	—	—
Lifecycle 2030 Fund	66,832	—	—
Lifecycle 2035 Fund	79,137	—	—
Lifecycle 2040 Fund	105,240	—	—
Lifecycle 2045 Fund	77,916	—	—
Lifecycle 2050 Fund	59,657	—	—
Lifecycle 2055 Fund	26,622	—	—
Lifecycle 2060 Fund	8,545	327	322
Lifecycle 2065 Fund*	929	20	—
Lifecycle Index Retirement Income Fund	—	277	1,010
Lifecycle Index 2010 Fund	284	—	127
Lifecycle Index 2015 Fund	—	—	297
Lifecycle Index 2020 Fund	—	—	1,084
Lifecycle Index 2025 Fund	—	—	3,901
Lifecycle Index 2030 Fund	—	—	3,259
Lifecycle Index 2035 Fund	—	—	5,453
Lifecycle Index 2040 Fund	—	—	3,688
Lifecycle Index 2055 Fund	—	—	1,071
Lifecycle Index 2060 Fund	—	268	1,149
Lifecycle Index 2065 Fund*	1,091	73	—
Lifestyle Income Fund	404	77	18
Lifestyle Conservative Fund	2,915	226	—
Lifestyle Moderate Fund	7,148	654	—
Lifestyle Growth Fund	4,963	447	229
Lifestyle Aggressive Growth Fund	4,815	239	—
Managed Allocation Fund	11,293	—	—

* The Lifecycle 2065 Fund and the Lifecycle Index 2065 Fund commenced operations on September 30, 2020. No fees were paid by the Funds for the fiscal year ended May 31, 2020.

Advisors is responsible for decisions to buy and sell securities for the Underlying Funds of the Trust as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of one or more Underlying Funds of the Trust, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Underlying Fund(s) at the same time as for other funds that it may be managing, or that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Advisors’ fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to Advisors. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

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The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to Advisors’ fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by Advisors’ sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and Advisors’ selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates Advisors’ knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, Advisors has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

With respect to the Underlying Funds of the Trust, Advisors may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Underlying Funds of the Trust may not be allocated in order to generate soft dollar credits, but, at times, a broker may send Advisors unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Underlying Funds of the Trust that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

The Board and Advisors have agreed that, effective January 1, 2021, Advisors will compensate each Underlying Fund of the Trust for all of its soft dollar costs. This may only be changed with Board approval. For certain years prior to January 1, 2021, Advisors compensated each Underlying Fund for a percentage of its soft dollar costs. Each Underlying Fund of the Trust pays for a portion of the total amount of soft dollars utilized by the TIAA-CREF Fund Complex based upon a formula that takes into account its relative assets under management. Previously, the Underlying Funds of the Trust were compensated by Advisors to the extent their soft dollar costs exceeded certain maximum amounts set by the Board and Advisors. Additionally, Advisors will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Underlying Funds of the Trust, including soft dollars attributable to each Underlying Fund of the Trust.

As part of Nuveen Equities (the integrated equity investment teams of Advisors and certain of its affiliated investment advisers, including Investment Management (the “Nuveen Equities Affiliates”)), soft dollar credits generated by Nuveen Equities Affiliates are aggregated into a single pool, and research is allocated among the respective Nuveen Equities Affiliates based on factors such as asset size of the team’s equity strategy and the Nuveen Equities Affiliate’s geographic considerations (e.g., U.S. versus non-U.S.; developed markets versus emerging markets).

Research or services obtained for one Underlying Fund of the Trust may be used by Advisors in managing other Underlying Funds of the Trust and the accounts of other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by Advisors’ affiliated investment advisers, including Investment Management, for the benefit of their respective clients, and vice versa.

Information about the amounts of commissions paid by the Underlying Funds of the Trust is included in the SAI for the Underlying Funds of the Trust.

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Directed brokerage

In accordance with the 1940 Act, the Funds and Underlying Funds of the Trust (as applicable) have adopted a policy prohibiting the Funds and Underlying Funds from compensating brokers or dealers for the sale or promotion of Fund or Underlying Fund shares by the direction of portfolio securities transactions for the Funds or the Underlying Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds and Underlying Funds of the Trust.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the Annual Report to shareholders for the fiscal year ended May 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Reports on Form N-CSR for the fiscal year ended May 31, 2022. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

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Appendix A
Nuveen Proxy Voting Policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.

The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

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• Board refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

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Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

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• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

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Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

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Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

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Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

5. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6. Performs an annual vote reconciliation for review by the Committee.

7. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10. Creates and retains certain records in accordance with Nuveen’s Record Management program.

11. Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12. Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1. Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively referred to as the “Advisers”)

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO

ii. Nuveen Executive Leadership Team

iii. RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv)

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

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iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and

v. Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

____

* Such criteria is defined in a separate standard operating procedure.

† Such list is maintained in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

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The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

____

‡ Such criteria is defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review RI Team Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1. Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2. RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

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5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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A12711 (10/22)

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999. 1/

(2)	Amendment dated May 22, 2002 to the Declaration of Trust dated April 15, 1999. 4/

(3)	Declaration of Trust, dated as of April 15, 1999, as amended April 21, 2004 to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 5/

(4)	Form of Amendment dated December 7, 2005 to the Declaration of Trust dated April 15, 1999. 8/

(5)	Form of Amendment dated February 14, 2006 to the Declaration of Trust dated April 15, 1999. 8/

(6)	Amendment dated August 7, 2006 to the Declaration of Trust. 9/

(7)	Amendment dated October 2, 2006 to the Declaration of Trust. 9/

(8)	Amendment dated July 17, 2007 to the Declaration of Trust. 11/

(9)	Amendment dated August 29, 2008 to the Declaration of Trust. 13/

(10)	Amendment dated February 10, 2009 to the Declaration of Trust. 14/

(11)	Amendment dated May 12, 2009 to the Declaration of Trust. 14/

(12)	Amendment dated May 18, 2010 to the Declaration of Trust. 16/

(13)	Form of Amendment dated December 7, 2010 to the Declaration of Trust. 18/

(14)	Amendment dated May 17, 2011 to the Declaration of Trust. 20/

(15)	Amendment dated September 13, 2011 to the Declaration of Trust. 21/

(16)	Amendment dated May 15, 2012 to the Declaration of Trust. 24/

(17)	Amendment dated December 4, 2012 to the Declaration of Trust. 26/

(18)	Amendment dated December 3, 2013 to the Declaration of Trust. 29/

(19)	Amendment dated May 13, 2014 to the Declaration of Trust. 30/

(20)	Amendment dated May 12, 2015 to the Declaration of Trust. 32/

(21)	Amendment dated July 14, 2015 to the Declaration of Trust. 34/

(22)	Amendment dated as of February 9, 2016 to the Declaration of Trust. 36/

(23)	Amendment dated April 12, 2016 to the Declaration of Trust. 36/

(24)	Amendment dated September 13, 2016 to the Declaration of Trust. 38/

(25)	Amendment dated May 8, 2018 to the Declaration of Trust. 43/

(26)	Amendment dated July 17, 2018 to the Declaration of Trust. 45/

(27)	Amendment dated December 3, 2019 to the Declaration of Trust. 51/

(28)	Amendment dated May 14, 2020 to the Declaration of Trust. 52/

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Form of Class W Management Fee Waiver/Reimbursement Agreement for Certain TIAA-CREF Funds dated as of August 1, 2018. 44/

(2)	Form of Amended and Restated Investment Management Agreement by and between Registrant and Teachers Advisors, LLC (“Advisors”) dated as of October 1, 2018. 46/

(3)	Form of Operating Expense Reimbursement Agreement for Certain Series of the TIAA-CREF Funds by and between Registrant and Advisors dated as of October 1, 2018. 46/

(4)	Form of Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated as of November 16, 2018. 47/

(5)	Form of Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated as of March 1, 2019. 48/

(6)	Form of Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated March 1, 2020. 51/

(7)	Form of Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated September 30, 2020. 54/

(8)	Form of Amendment to the Class W Management Fee Waiver/Reimbursement Agreement for Certain TIAA-CREF Funds dated as of September 30, 2020. 54/

(9)	Form of Amendment to the Operating Expense Reimbursement Agreement for Certain Series of the TIAA-CREF Funds for and between Registrant and Advisors dated as of September 30, 2020. 54/

(10)	Form of Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated as of August 1, 2021. 56/

(11)	Amendment to the Amended and Restated Investment Management Agreement by and between Registrant and Advisors dated as of August 1, 2022. 59/

(12)	Amended and Restated Expense Reimbursement Agreement by and between Registrant and Advisors dated as of October 1, 2022. *

(13)	Fee Waiver Agreement by and between Registrant and Advisors for the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds dated as of October 1, 2022. *

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999. 2/

(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”), dated as of June 1, 1999. 3/

(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 5/

(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 6/

(6)	Form of Amendment to Distribution Agreement for the Registrant dated as of January 1, 2013. 27/

(7)	Form of Amendment to Distribution Agreement between Registrant and TPIS dated as of July 31, 2015. 33/

(8)	Form of Amendment to Distribution Agreement between Registrant and TPIS dated as of May 1, 2016. 37/

(f)	(1)	TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan as amended and restated January 1, 2008. 12/

(2)	TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan as amended and restated January 1, 2008. 12/

(g)	(1)	Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated November 20, 2007. 11/

(2)	Form of Custodial Undertaking in Connection with Master Repurchase Agreement among Advisors, on behalf of Registrant, Goldman, Sachs & Co. and The Bank of New York Mellon, dated March 8, 2010. 16/

(h)	(1)	Form of Retirement Class Service Agreement by and between Registrant and Advisors dated as of February 1, 2006. 7/

(2)	Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 8/

(3)	Form of Transfer Agency Agreement by and between Registrant and BFDS, dated September 1, 2004. 10/

(4)	Form of Amendment dated November 30, 2007 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 11/

(5)	Investment Accounting Agreement by and between Registrant and State Street dated November 20, 2007. 11/

(6)	Form of Amendment dated September 10, 2009 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 15/

(7)	Form of Amendment dated September 1, 2009 to the Transfer Agency Agreement between the Registrant and BFDS dated September 1, 2004. 15/

(8)	Form of Amendment dated August 1, 2010 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 17/

(9)	Form of Amendment dated April 1, 2011 to the Retirement Service Agreement by and between Registrant and Advisors. 19/

(10)	Form of Amendment dated August 31, 2010 to Transfer Agency and Service Agreement between Registrant and BFDS. 19/

(11)	Form of Amendment dated June 29, 2011 to Transfer Agency and Service Agreement between Registrant and BFDS. 20/

(12)	Form of Amendment to Retirement Service Agreement dated September 20, 2011 between Registrant and Advisors. 22/

(13)	Administrative Services Agreement between Registrant and Advisors dated as of January 2, 2012. 23/

(14)	Amendment to the Retirement Service Agreement between Registrant and Advisors dated as of December 6, 2011. 23/

(15)	Form of Amendment to Retirement Service Agreement dated July 23, 2012 between Registrant and Advisors. 24/

(16)	First Amendment dated May 31, 2012 to the Investment Accounting Agreement by and between Registrant and State Street. 25/

(17)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of April 10, 2013. 28/

(18)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of September 26, 2014. 31/

(19)	Form of Amendment dated June 25, 2014 (effective as of April 1, 2014) to the Transfer Agency and Service Agreement dated September 1, 2009 by and between Registrant and BFDS. 31/

(20)	Form of Amendment dated July 15, 2014 (effective September 1, 2014) to the Transfer Agency and Service Agreement dated September 1, 2009 by and between Registrant and BFDS. 31/

(21)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of July 31, 2015. 33/

(22)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of August 1, 2016. 37/

(23)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of December 9, 2016. 39/

(24)	TIAA-CREF International Bond Fund Offshore Limited Appointment of Agent for Service of Process dated as of February 27, 2017. 40/

(25)	Form of Amendment to the Retirement Service Agreement between Registrant and Advisors dated as of November 16, 2018. 47/

(26)	Amendment to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. dated as of April 17, 2019. 51/

(27)	Shareholder Servicing Plan for Advisor Class Shares of Registrant dated as of January 1, 2020. 51/

(28)	Amendment to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. dated as of July 1, 2020. 54/

(29)	Form of Amendment to Retirement Service Agreement between Registrant and Advisors dated as of September 30, 2020. 54/

(30)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and certain Voya Funds dated as of January 19, 2022. 58/

(31)	Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds between Registrant and certain Nuveen Funds dated as of January 19, 2022. 58/

(32)	First Amendment to Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and certain Voya Funds dated as of April 5, 2022. 59/

(33)	TIAA-CREF International Bond Fund Taxable Offshore Limited Appointment of Agent for Service of Process dated as of July 27, 2022. 59/

(34)	Form of Investment Management Agreement by and between each subsidiary of the TIAA-CREF International Bond Fund and Teachers Advisors, LLC.*

(i)	Opinion and Consent of Rachael M. Zufall, Esq. *

(j)	(1)	Consent of Dechert LLP. *

(2)	Consent of independent registered public accounting firm. *

(k)	Not Applicable

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999. 3/

(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds. 5/

(4)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund. 8/

(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds. 9/

(6)	Form of Seed Money Agreement by and between Registrant and TIAA, dated November 30, 2007 for the Lifecycle 2045, Lifecycle 2050 and Lifecycle Retirement Income Funds and the Enhanced Large-Cap Growth Index, Enhanced Large-Cap Value Index and Enhanced International Equity Index Funds. 11/

(7)	Form of Seed Money Agreement by and between Registrant and TIAA, dated September 10, 2009 for the Lifecycle Index Funds, Bond Index Fund and the Premier Class. 15/

(8)	Form of Seed Money Agreement by and between Registrant and TIAA, dated August 1, 2010 for the Emerging Market Equity and Emerging Market Equity Index Funds. 17/

(9)	Form of Initial Investment Agreement between TIAA and Registrant dated April 1, 2011. 19/

(10)	Form Initial Investment Agreement between TIAA and Registrant dated September 20, 2011. 22/

(11)	Form of Initial Investment Agreement between TIAA and Registrant dated July 23, 2012. 24/

(12)	Form of Initial Investment Agreement between TIAA and Registrant dated as of April 12, 2013. 28/

(13)	Form of Initial Investment Agreement between TIAA and Registrant dated as of September 26, 2014 for the Emerging Markets Debt Fund, the Lifecycle 2060 Fund and the Lifecycle Index 2060 Fund. 31/

(14)	Form of Initial Investment Agreement between TIAA and Registrant dated as of July 31, 2015 for the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund and the Short-Term Bond Index Fund. 33/

(15)	Form of Initial Investment Agreement between TIAA and Registrant dated as of December 1, 2015 for the Advisor Class Shares. 35/

(16)	Form of Initial Investment Agreement between TIAA and Registrant dated as of August 1, 2016 for the Small/Mid-Cap Equity Fund and the International Bond Fund. 37/

(17)	Form of Initial Investment Agreement between TIAA and Registrant dated as of December 9, 2016 for the International Small-Cap Equity Fund. 39/

(18)	Form of Initial Investment Agreement between TIAA and Registrant dated as of November 16, 2018 for the Green Bond Fund and the Short Duration Impact Bond Fund. 47/

(19)	Form of Initial Investment Agreement between TIAA and Registrant dated as of September 30, 2020 for the Lifecycle 2065 Fund and the Lifecycle Index 2065 Fund. 54/

(m)	(1)	Amended and Restated Distribution Plan for the Retail Class of Registrant adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) dated as of May 1, 2016 (as supplemented on November 16, 2018). 47/

(2)	Amended and Restated Distribution Plan for the Premier Class of Registrant adopted pursuant to Rule 12b-1 under the 1940 Act dated as of May 1, 2016 (as amended September 30, 2020). 54/

(n)	(1)	Amended and Restated Multiple Class Plan (18f-3) for the TIAA-CREF Funds dated as of November 16, 2018. 47/

(2)	Amended and Restated Multiple Class Plan (18f-3) for the Lifecycle Funds and the Lifecycle Index Funds of the TIAA-CREF Funds dated as of September 30, 2020. 54/

(o)	Reserved

(p)	(1)	Supplement to Nuveen Code of Ethics for Independent Trustees of the TIAA-CREF Fund Complex. 41/

(2)	Advisors and TCIM Employee Trading Supplemental Policy. 41/

(3)	Nuveen Code of Ethics dated July 18, 2022. 59/

(q)	Powers of attorney

(1)	Power of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny and James M. Poterba. 29/

(2)	Power of Attorney for Janice C. Eberly. 42/

(3)	Power of Attorney for Joseph A. Boateng. 49/

*	Filed herewith.

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Securities and Exchange Commission (the “Commission”) on April 20, 1999.

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2005.

7/	Incorporated herein by reference to Post-Effective Amendment No. 16 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1, 2006.

8/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

9/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.

10/	Incorporated herein by reference to Post-Effective Amendment No. 24 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 14, 2007.

11/	Incorporated herein by reference to Post-Effective Amendment No. 26 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 30, 2007.

12/	Incorporated herein by reference to Post-Effective Amendment No. 27 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2008.

13/	Incorporated herein by reference to Post-Effective Amendment No. 28 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 21, 2008.

14/	Incorporated herein by reference to Post-Effective Amendment No. 30 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 25, 2009.

15/	Incorporated herein by reference to Post-Effective Amendment No. 31 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 11, 2009.

16/	Incorporated herein by reference to Post-Effective Amendment No. 34 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 21, 2010.

17/	Incorporated herein by reference to Post-Effective Amendment No. 35 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on August 4, 2010.

18/	Incorporated herein by reference to Post-Effective Amendment No. 36 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2011.

19/	Incorporated herein by reference to Post-Effective Amendment No. 41 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 25, 2011.

20/	Incorporated herein by reference to Post-Effective Amendment No. 44 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 15, 2011.

21/	Incorporated herein by reference to Post-Effective Amendment No. 47 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 23, 2011.

22/	Incorporated herein by reference to Post-Effective Amendment No. 48 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 29, 2011.

23/	Incorporated herein by reference to Post-Effective Amendment No. 54 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 28, 2012.

24/	Incorporated herein by reference to Post-Effective Amendment No. 57 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 18, 2012.

25/	Incorporated herein by reference to Post-Effective Amendment No. 58 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 30, 2012.

26/	Incorporated herein by reference to Post-Effective Amendment No. 64 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 10, 2013.

27/	Incorporated herein by reference to Post-Effective Amendment No. 65 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2013.

28/	Incorporated herein by reference to Post-Effective Amendment No. 68 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 12, 2013.

29/	Incorporated herein by reference to Post-Effective Amendment No. 74 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2014.

30/	Incorporated herein by reference to Post-Effective Amendment No. 76 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 27, 2014.

31/	Incorporated herein by reference to Post-Effective Amendment No. 79 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 25, 2014.

32/	Incorporated herein by reference to Post-Effective Amendment No. 83 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 15, 2015.

33/	Incorporated herein by reference to Post-Effective Amendment No. 84 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 29, 2015.

34/	Incorporated herein by reference to Post-Effective Amendment No. 86 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 4, 2015.

35/	Incorporated herein by reference to Post-Effective Amendment No. 89 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on December 4, 2015.

36/	Incorporated herein by reference to Post-Effective Amendment No. 93 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 9, 2016.

37/	Incorporated herein by reference to Post-Effective Amendment No. 94 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 28, 2016.

38/	Incorporated herein by reference to Post-Effective Amendment No. 96 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 23, 2016.

39/	Incorporated herein by reference to Post-Effective Amendment No. 99 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on December 8, 2016.

40/	Incorporated herein by reference to Post-Effective Amendment No. 102 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2017.

41/	Incorporated herein by reference to Post-Effective Amendment No. 106 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 26, 2017.

42/	Incorporated herein by reference to Post-Effective Amendment No. 108 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 27, 2018.

43/	Incorporated herein by reference to Post-Effective Amendment No. 111 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on May 18, 2018.

44/	Incorporated herein by reference to Post-Effective Amendment No. 113 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 26, 2018.

45/	Incorporated herein by reference to Post-Effective Amendment No. 115 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on August 31, 2018.

46/	Incorporated herein by reference to Post-Effective Amendment No. 116 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2018.

47/	Incorporated herein by reference to Post-Effective Amendment No. 118 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 15, 2018.

48/	Incorporated herein by reference to Post-Effective Amendment No. 121 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 26, 2019.

49/	Incorporated herein by reference to Post-Effective Amendment No. 124 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 23, 2019.

50/	Incorporated herein by reference to Post-Effective Amendment No. 127 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 26, 2019.

51/	Incorporated herein by reference to Post-Effective Amendment No. 129 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 25, 2020.

52/	Incorporated herein by reference to Post-Effective Amendment No. 131 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 29, 2020.

53/	Incorporated herein by reference to Post-Effective Amendment No. 132 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 28, 2020.

54/	Incorporated herein by reference to Post-Effective Amendment No. 134 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 25, 2020.

55/	Incorporated herein by reference to Post-Effective Amendment No. 135 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 25, 2021.

56/	Incorporated herein by reference to Post-Effective Amendment No. 136 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 27, 2021.

57/	Incorporated herein by reference to Post-Effective Amendment No. 137 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2021.

58/	Incorporated herein by reference to Post-Effective Amendment No. 138 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 24, 2022.

59/	Incorporated herein by reference to Post-Effective Amendment No. 140 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on July 27, 2022.

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, LLC (“Advisors”), or the parent company or any affiliate of Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of the other TIAA-CREF Life Funds (“TCLF”) and College Retirement Equities Fund (“CREF”), and the Management Committee of TIAA Separate Account VA-1 (“VA-1”) (collectively, the “other registrants”), each of which has Advisors or an affiliate as its investment adviser. In addition, the Registrant and the other registrants have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards or management committee and officers arises as the result of an official position with the respective investment companies.

TIAA-CREF Funds, through the TIAA-CREF International Bond Fund, a series of TIAA-CREF Funds, wholly owns and controls TIAA-CREF International Bond Fund Offshore Limited and TIAA-CREF International Bond Fund Taxable Offshore Limited (the “Subsidiaries”), each a company organized under the laws of the Cayman Islands. The Subsidiaries’ financial statements will be included, on a consolidated basis, in the TIAA-CREF International Bond Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DSTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Advisors also provides investment management services to the TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1, and certain other registered and unregistered products. The Managing Member of Advisors is Nuveen Finance, LLC. TIAA-CREF Investment Management, LLC (“TCIM”), a wholly owned investment advisory subsidiary of TIAA, manages the investment accounts of the College Retirement Equities Fund (“CREF”).

The Managing Member of TCIM is TIAA-CREF Asset Management LLC. Both Advisors and TCIM are located at 730 Third Avenue, New York, NY 10017-3206.

Item 32. Principal Underwriters

(a)	Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., NuShares ETF Trust, TIAA-CREF Life Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Deann Morgan 90 Park Ave New York, NY 10016	Co-Chief Executive Officer	None

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	None

David Barber 8625 Andrew Carnegie Blvd Charlotte, NC 28262	Vice President and Chief Financial Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Senior Managing Director and Assistant Secretary	Executive Vice President, General Counsel and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Megan Sendlak 333 West Wacker Drive Chicago, IL 60606	Managing Director and Controller	None

William Huffman 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Shanita Smith 333 West Wacker Drive Chicago, IL 60606	Managing Director and Chief Compliance Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

See Item B.3 of the most recent TIAA-CREF Funds N-CEN filing.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Funds certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of September, 2022.

TIAA-CREF FUNDS

By:	/s/ Bradley Finkle
Name:	Bradley Finkle
Title:	Principal Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bradley Finkle	Principal Executive Officer and President	September 26, 2022
Bradley Finkle	(Principal Executive Officer)

/s/ E. Scott Wickerham	Principal Financial Officer,	September 26, 2022
E. Scott Wickerham	Principal Accounting Officer and Treasurer (Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	September 26, 2022	*	September 26, 2022
Forrest Berkley		Michael A. Forrester

*	September 26, 2022	*	September 26, 2022
Joseph A. Boateng		Howell E. Jackson

*	September 26, 2022	*	September 26, 2022
Janice C. Eberly		Thomas J. Kenny

*	September 26, 2022	*	September 26, 2022
Nancy A. Eckl		James M. Poterba

/s/ Rachael M. Zufall	September 26, 2022
Rachael M. Zufall as attorney-in-fact

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

EXHIBIT LIST

(d)(12)	Amended and Restated Expense Reimbursement Agreement by and between Registrant and Advisors dated as of October 1, 2022.

(d)(13)	Fee Waiver Agreement by and between Registrant and Advisors for the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds dated as of October 1, 2022.

(h)(34)	Form of Investment Management Agreement by and between each subsidiary of the TIAA-CREF International Bond Fund and Teachers Advisors, LLC.

(i)	Opinion and Consent of Rachael M. Zufall, Esq.

(j)(1)	Consent of Dechert LLP.

(j)(2)	Consent of independent registered public accounting firm.